As filed with the Securities and Exchange Commission on February 28, 2012

1933 Act Registration No. 033-44909

1940 Act Registration No. 811-06520

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 55	☒

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 57	☒

MANAGERS TRUST I

(Exact name of registrant as specified in charter)

800 Connecticut Avenue

Norwalk, Connecticut 06854

(Address of principal executive offices)

Registrant’s telephone number, including area code: (800) 835-3879

Gregory C. Davis

Rajib Chanda

Ropes & Gray LLP

Three Embarcadero Center

San Francisco, CA 94111-4006

(Name and address of agent for service)

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b)
☒	on March 1, 2012 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	On (date) pursuant to (a)(2) of rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS
MARCH 1, 2012	Managers Funds

• Managers AMG FQ Tax-Managed U.S. Equity Fund

Class A: MFQAX	Class C: MFQCX	Institutional Class: MFQTX

• Managers AMG FQ U.S. Equity Fund

Class A: FQUAX	Class C: FQUCX	Institutional Class: MEQFX

• Managers AMG FQ Global Alternatives Fund

Class A: MGAAX	Class C: MGACX	Service Class: MGASX	Institutional Class: MGAIX

• Managers AMG FQ Global Essentials Fund

Investor Class: MMAVX	Service Class: MMASX	Institutional Class: MMAFX

P024-0312

managersinvest.com	As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

THIS PAGE INTENTIONALLY LEFT BLANK

3-17	SUMMARY OF THE FUNDS
Managers AMG FQ Tax-Managed U.S. Equity Fund
Managers AMG FQ U.S. Equity Fund
Managers AMG FQ Global Alternatives Fund
Managers AMG FQ Global Essentials Fund

18-32	ADDITIONAL INFORMATION ABOUT THE FUNDS
Managers AMG FQ Tax-Managed U.S. Equity Fund
Managers AMG FQ U.S. Equity Fund
Managers AMG FQ Global Alternatives Fund
Managers AMG FQ Global Essentials Fund
Summary of the Funds’ Principal Risks
Other Important Information about the Funds and their Investment Strategies and Risks
Fund Management

32-43	SHAREHOLDER GUIDE
Your Account
Choosing a Share Class
Investing Through an Intermediary
Distribution and Service (12b-1) Fees
Transaction Policies
How to Buy or Sell Shares
Investor Services
Certain Federal Income Tax Information

45-52	FINANCIAL HIGHLIGHTS
Managers AMG FQ Tax-Managed U.S. Equity Fund
Managers AMG FQ U.S. Equity Fund
Managers AMG FQ Global Alternatives Fund
Managers AMG FQ Global Essentials Fund

53	HOW TO CONTACT US

Managers Investment Group	1

THIS PAGE INTENTIONALLY LEFT BLANK

SUMMARY OF THE FUNDS

Managers AMG FQ Tax-Managed U.S. Equity Fund

INVESTMENT OBJECTIVE

The Managers AMG FQ Tax-Managed U.S. Equity Fund’s (the “Fund”) investment objective is to achieve long-term after-tax returns for investors.

FEES AND EXPENSES OF THE FUND

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on Class A shares if you or your family invest, or agree to invest, at least $25,000 in Class A shares of funds within the Managers Family of Funds. More information about these and other discounts is available from your financial professional and in “Sales Charge Reductions and Waivers” on page 34 of the Fund’s prospectus and “Reductions and Waivers of Sales Charges” on page 56 of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A		Class C	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	5.75%		None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the offering price or redemption proceeds)	None	[1]	1.00%	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Institutional Class
Management Fee	0.85%	0.85%	0.85%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.26%	0.26%	0.26%
Total Annual Fund Operating Expenses	1.36%	2.11%	1.11%
Fee Waiver and Expense Reimbursements[2]	(0.12)%	(0.12)%	(0.12)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements	1.24%	1.99%	0.99%

[1]

For purchases of Class A shares of $1 million or more that are not assessed a sales charge at the time of purchase, you will be charged a 1% fee on shares redeemed or exchanged for shares not subject to an initial sales charge within the first 18 months of purchase.

[2]

Managers Investment Group LLC (the “Investment Manager”) has contractually agreed, through at least March 1, 2013 to waive management fees and/or reimburse Fund expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) to 0.99% of the Fund’s average daily net assets subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months from the time of any waiver, reimbursement, or payment pursuant to the Fund’s contractual expense limitation, the Investment Manager may recover from the Fund fees waived and expenses paid to the extent that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements to exceed the contractual expense limitation amount. Under such arrangement, if the maximum amount of shareholder servicing fees and distribution and service (12b-I) fees were charged to the classes under the current applicable plans, the total annual fund operating expenses (excluding the other items noted in the parenthetical above) of the Class A, Class C, and Institutional Class would be 1.24%, 1.99% and 0.99%, respectively, of the average daily net assets of such classes. The contractual expense limitation may only be terminated upon termination of the Fund’s investment advisory agreement with the Investment Manager or by mutual agreement between the Investment Manager and the Fund’s Board of Trustees.

Managers Investment Group	3

SUMMARY OF THE FUNDS

EXPENSE EXAMPLE

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The Example reflects the impact of the Fund’s contractual expense limitation through March 1, 2013. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	0000000	0000000	0000000	0000000
	1 Year	3 Years	5 Years	10 Years
Class A	$694	$970	$1,266	$2,106
Class C	$302	$649	$1,123	$2,432
Institutional Class	$101	$341	$600	$1,341

The figures shown above for Class A and Institutional Class shares would be the same whether you sold your shares at the end of a period or kept them. For Class C shares, you would pay the following expenses if you did not redeem your shares:

	0000000	0000000	0000000	0000000
	I Year	3 Years	5 Years	I0 Years
Class C	$202	$649	$1,123	$2,432

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 40% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of issuers located in the U.S. First Quadrant L.P. (“First Quadrant”) considers issuers to be located in the U.S. if they are organized in the U.S., have their principal place of business in the U.S., or their securities are traded principally in the U.S. The Fund will ordinarily invest in approximately 75 to 250 stocks; however, the number of stocks will vary depending on market conditions and the size of the Fund.

First Quadrant will pursue the Fund’s objective by investing in a diversified portfolio of U.S. equity securities (generally common and preferred stocks) that reflects the characteristics of the Russell 3000® Index (the “Benchmark”) in terms of industry, earnings growth, valuation, and similar measurements. The Benchmark measures the performance of the largest 3,000 U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. As of June 27, 2011, the Benchmark had a market capitalization range of approximately $32 million to $383.8 billion.

First Quadrant will manage the Fund’s portfolio to minimize taxable distributions to shareholders and will apply a variety of tax-sensitive investment techniques. The Fund can be expected to distribute a smaller percentage of its returns each year than other equity mutual funds that are managed without regard to tax considerations. The Fund may use derivatives, such as futures and options, for any reason, including to enhance return, earn income or reduce exposure to other risks.

PRINCIPAL RISKS

There is the risk that you may lose money on your investment. All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Below are some of the risks of investing in the Fund.

Derivatives Risk—the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.

Growth Stock Risk—growth stocks may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits.

Large-Capitalization Stock Risk—the stocks of large-capitalization companies are generally more mature and may not be able to reach the same levels of growth as the stocks of small- or mid-capitalization companies.

Market Risk—market prices of securities held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political, or market conditions.

Small- and Mid-Capitalization Stock Risk—the stocks of small- and mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

Tax Management Risk—although the Fund is managed to minimize taxable distributions, it may not be able to avoid taxable distributions.

4	Managers Investment Group

SUMMARY OF THE FUNDS

PERFORMANCE

The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of a broad-based securities market index. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future. To obtain updated performance information please visit www.managersinvest.com or call 800.835.3879.

Calendar Year Total Returns as of 12/31/11 (Institutional Class)

Best Quarter: 14.52% (3rd Quarter 2009)

Worst Quarter: -25.90% (4th Quarter 2008)

Average Annual Total Returns as of 12/31/11

Managers AMG FQ Tax-Managed U.S. Equity Fund	1 Year	5 Years	10 Years	Since Inception
Class A				3/1/06
Return Before Taxes	-4.21%	-1.70%	—	0.11%
Russell 3000® Index
(reflects no deduction for fees, expenses, or taxes)	—	—	—	3/01/06 1.75
Class C				3/1/06
Return Before Taxes	-0.16%	-1.28%	—	0.35%
Russell 3000® Index
(reflects no deduction for fees, expenses, or taxes)	—	—	—	3/01/06 1.75
Institutional Class
Return Before Taxes	1.90%	-0.36%	4.16%	—
Institutional Class
Return After Taxes on Distributions	1.86%	-0.46%	4.05%	—
Institutional Class
Return After Taxes on Distributions and Sale of Fund Shares	1.23%	-0.33%	3.58%	—
Russell 3000® Index
(reflects no deduction for fees, expenses, or taxes)	1.03%	-0.01%	3.51%	—

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Class shares only, and after-tax returns for Class A and Class C shares will vary.

PORTFOLIO MANAGEMENT

Investment Manager

Managers Investment Group LLC

Subadvisor

First Quadrant, L.P. (“First Quadrant”)

Portfolio Managers

Jia Ye, PhD

Partner & Chief Investment Strategist, First Quadrant;

Portfolio Manager of the Fund since 01/08.

David Chrisman, PhD, CFA

Director of Investment Research, First Quadrant;

Portfolio Manager of the Fund since 05/11.

BUYING AND SELLING FUND SHARES

Initial Investment Minimum

Class A and Class C

Regular Account: $2,000

Individual Retirement Account: $1,000

Institutional Class

Regular Account: $2,500,000

Individual Retirement Account: $50,000

Additional Investment Minimum

Class A and Class C (all accounts): $100

Institutional Class (all accounts): $1,000

TRANSACTION POLICIES

You may sell your shares of the Fund any day that the New York Stock Exchange is open for business, either through your registered investment professional or directly to the Fund. Shares may be sold or exchanged by mail at the address listed below, by phone at 800.548.4539, online at www.managersinvest.com, or by bank wire (if bank wire instructions are on file for your account).

Managers

c/o BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9769

Providence, RI 02940-9769

Managers Investment Group	5

SUMMARY OF THE FUNDS

TAX INFORMATION

The Fund intends to make distributions that are taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. By investing in the Fund through such a plan, you will not be subject to tax on distributions from the Fund so long as the amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan. If your investment is through such a plan, you should consult your tax adviser to determine the suitability of the Fund as an investment through your plan and the tax treatment of distributions to you (including distributions of amounts attributable to an investment in the Fund) from the plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

6	Managers Investment Group

SUMMARY OF THE FUNDS

Managers AMG FQ U.S. Equity Fund

INVESTMENT OBJECTIVE

The Managers AMG FQ U.S. Equity Fund’s (the “Fund”) investment objective is to achieve long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on Class A shares if you or your family invest, or agree to invest, at least $25,000 in Class A shares of funds within the Managers Family of Funds. More information about these and other discounts is available from your financial professional and in “Sales Charge Reductions and Waivers” on page 34 of the Fund’s prospectus and “Reductions and Waivers of Sales Charges” on page 56 of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A		Class C	Institutional Class

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	5.75%		None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the offering price or redemption proceeds)	None	[1]	1.00%	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Institutional Class
Management Fee	0.35%	0.35%	0.35%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.53%	0.53%	0.53%
Total Annual Fund Operating Expenses	1.13%	1.88%	0.88%
Fee Waiver and Expense Reimbursements[2]	(0.09)%	(0.09)%	(0.09)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements	1.04%	1.79%	0.79%

[1]

For purchases of Class A shares of $1 million or more that are not assessed a sales charge at the time of purchase, you will be charged a 1% fee on shares redeemed or exchanged for shares not subject to an initial sales charge within the first 18 months of purchase.

[2]

Managers Investment Group LLC (the “Investment Manager”) has contractually agreed, through at least March 1, 2013 to waive management fees and/or reimburse Fund expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) to 0.79% of the Fund’s average daily net assets subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months from the time of any waiver, reimbursement, or payment pursuant to the Fund’s contractual expense limitation, the Investment Manager may recover from the Fund fees waived and expenses paid to the extent that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements to exceed the contractual expense limitation amount. Under such arrangement, if the maximum amount of shareholder servicing fees and distribution and service (12b-1) fees were charged to the classes under the current applicable plans, the total annual fund operating expenses (excluding the other items noted in the parenthetical above) of the Class A, Class C, and Institutional Class would be 1.04%, 1.79% and 0.79%, respectively, of the average daily net assets of such classes. The contractual expense limitation may only be terminated upon termination of the Fund’s investment advisory agreement with the Investment Manager or by mutual agreement between the Investment Manager and the Fund’s Board of Trustees.

Managers Investment Group	7

SUMMARY OF THE FUNDS

EXPENSE EXAMPLE

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The Example reflects the impact of the Fund’s contractual expense limitation through March 1, 2013. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$675	$905	$1,153	$1,863
Class C	$282	$582	$1,008	$2,194
Institutional Class	$81	$272	$479	$1,076

The figures shown above for Class A and Institutional Class shares would be the same whether you sold your shares at the end of a period or kept them. For Class C shares, you would pay the following expenses if you did not redeem your shares:

	I Year	3 Years	5 Years	I0 Years
Class C	$182	$582	$1,008	$2,194

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 138% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of issuers located in the U.S. First Quadrant L.P. (“First Quadrant”) considers issuers to be located in the U.S. if they are organized in the U.S., have their principal place of business in the U.S., or their securities are traded principally in the U.S.

The Fund invests primarily in equity securities (generally common and preferred stocks) of large U.S. companies. Normally, the Fund will invest at least 65% of its total assets in large-cap stocks. The Fund may use derivatives, such as futures and options, for any reason, including to enhance return, earn income, or reduce exposure to other risks. The Fund may also use derivatives to attempt to maintain exposure to the equity markets while holding cash for temporary liquidity needs.

PRINCIPAL RISKS

There is the risk that you may lose money on your investment. All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Below are some of the risks of investing in the Fund.

Derivatives Risk—the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.

Growth Stock Risk—growth stocks may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits.

Hedging Risk—there is no guarantee that hedging strategies, if any, will be successful.

Large-Capitalization Stock Risk—the stocks of large-capitalization companies are generally more mature and may not be able to reach the same levels of growth as the stocks of small- or mid-capitalization companies.

Market Risk—market prices of securities held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political, or market conditions.

Small- and Mid-Capitalization Stock Risk—the stocks of small- and mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

PERFORMANCE

The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of a broad-based securities market index. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future. To obtain updated performance information please visit www.managersinvest.com or call 800.835.3879.

Calendar Year Total Returns as of 12/31/11 (Institutional Class)

Best Quarter: 15.52% (2nd Quarter 2003)

Worst Quarter: -21.77% (4th Quarter 2008)

8	Managers Investment Group

SUMMARY OF THE FUNDS

Average Annual Total Returns as of 12/31/11

Managers AMG FQ U.S. Equity Fund	1 Year	5 Years	10 Years	Since Inception

Class A				3/1/06
Return Before Taxes	-0.71%	-1.73%	—	0.80%
Russell 3000® Index
(reflects no deduction for fees, expenses, or taxes)	—	—	—	3/1/06 1.75%
Class C				3/1/06
Return Before Taxes	3.59%	-1.30%	—	1.13%
Russell 3000® Index
(reflects no deduction for fees, expenses, or taxes)	—	—	—	3/1/06 1.75%
Institutional Class Return Before Taxes	5.66%	-0.30%	3.58%	—
Institutional Class Return After Taxes on Distributions	5.12%	-1.04%	2.76%	—
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares	3.68%	-0.46%	2.84%	—
Russell 3000® Index
(reflects no deduction for fees, expenses, or taxes)	1.03%	-0.01%	3.51%	3/1/06 1.75%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Class shares only, and after-tax returns for Class A and Class C shares will vary.

PORTFOLIO MANAGEMENT

Investment Manager

Managers Investment Group LLC

Subadvisor

First Quadrant, L.P. (“First Quadrant”)

Portfolio Managers

Jia Ye, PhD

Partner & Chief Investment Strategist, First Quadrant;

Portfolio Manager of the Fund since 01/08.

David Chrisman, PhD, CFA

Director of Investment Research, First Quadrant;

Portfolio Manager of the Fund since 05/11.

BUYING AND SELLING FUND SHARES

Initial Investment Minimum

Class A and Class C

Regular Account: $2,000

Individual Retirement Account: $1,000

Institutional Class

Regular Account: $2,500,000

Individual Retirement Account: $50,000

Additional Investment Minimum

Class A and Class C (all accounts): $100

Institutional Class (all accounts): $1,000

TRANSACTION POLICIES

You may sell your shares of the Fund any day that the New York Stock Exchange is open for business, either through your registered investment professional or directly to the Fund. Shares may be sold or exchanged by mail at the address listed below, by phone at 800.548.4539, online at www.managersinvest.com, or by bank wire (if bank wire instructions are on file for your account).

Managers

c/o BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9769

Providence, RI 02940-9769

TAX INFORMATION

The Fund intends to make distributions that are taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. By investing in the Fund through such a plan, you will not be subject to tax on distributions from the Fund so long as the amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan. If your investment is through such a plan, you should consult your tax adviser to determine the suitability of the Fund as an investment through your plan and the tax treatment of distributions to you (including distributions of amounts attributable to an investment in the Fund) from the plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Managers Investment Group	9

SUMMARY OF THE FUNDS

Managers AMG FQ Global Alternatives Fund

INVESTMENT OBJECTIVE

The Managers AMG FQ Global Alternatives Fund’s (the “Fund”) investment objective is to achieve total return.

FEES AND EXPENSES OF THE FUND

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on Class A shares if you or your family invest, or agree to invest, at least $25,000 in Class A shares of funds within the Managers Family of Funds. More information about these and other discounts is available from your financial professional and in “Sales Charge Reductions and Waivers” on page 34 of the Fund’s prospectus and “Reductions and Waivers of Sales Charges” on page 56 of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A		Class C	Service Class	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	5.75%		None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the offering price or redemption proceeds)	None	[1]	1.00%	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Service Class	Institutional Class
Management Fee	1.70%	1.70%	1.70%	1.70%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None	None
Interest Expense	0.01%	0.01%	0.01%	0.01%
Other Expenses	0.62%	0.43%	0.58%	0.43%
Acquired Fund Fees and Expenses	0.16%	0.16%	0.16%	0.16%
Total Annual Fund Operating Expenses[2]	2.74%	3.30%	2.45%	2.30%
Fee Waiver andExpense Reimbursements[3]	(0.64)%	(0.64)%	(0.64)%	(0.64)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements[2]	2.10%	2.66%	1.81%	1.66%

[1]

For purchases of Class A shares of $1 million or more that are not assessed a sales charge at the time of purchase, you will be charged a 1% fee on shares redeemed or exchanged for shares not subject to an initial sales charge within the first 18 months of purchase.

[2]

The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements may not correlate to the ratios of expenses to average net assets in the Financial Highlights section of the Fund’s Prospectus. The ratios reflect only the operating expenses of the Fund and do not include fees and expenses of any acquired funds.

[3]

Managers Investment Group LLC (the “Investment Manager”) has contractually agreed, through at least March 1, 2013 to waive management fees and/or reimburse Fund expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) to 1.49% of the Fund’s average daily net assets subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months from the time of any waiver, reimbursement, or payment pursuant to the Fund’s contractual expense limitation, the Investment Manager may recover from the Fund fees waived and expenses paid to the extent that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements to exceed the contractual expense limitation amount. Under such arrangement, if the maximum amount of shareholder servicing fees and distribution and service (12b-1) fees were charged to the classes under the current applicable plans, the total annual fund operating expenses (excluding the other items noted in the parenthetical above) of the Class A, Class C, Service Class, and Institutional Class shares would be 1.94%, 2.49%, 1.74% and 1.49%, respectively, of the average daily net assets of such classes. The contractual expense limitation may only be terminated upon termination of the Fund’s investment advisory agreement with the Investment Manager or by mutual agreement between the Investment Manager and the Fund’s Board of Trustees.

10	Managers Investment Group

SUMMARY OF THE FUNDS

EXPENSE EXAMPLE

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The Example reflects the impact of the Fund’s contractual expense limitation through March 1, 2013. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$776	$1,259	$1,831	$3,378
Class C	$369	$893	$1,608	$3,505
Service Class	$184	$638	$1,187	$2,686
Institutional Class	$169	$592	$1,110	$2,533

The figures shown above for Class A, Service Class and Institutional Class shares would be the same whether you sold your shares at the end of a period or kept them. For Class C shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class C	$269	$893	$1,608	$3,505

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 12% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks its investment objective from investments in the global equity, fixed income and currency markets, independent of market direction. The Fund seeks to generate returns through risk-controlled exposure to long and short positions in the global (U.S. and non-U.S.) equity, bond and currency markets through a wide range of derivative instruments and direct investments. Under normal circumstances, the Fund will invest at least 40% of its net assets, plus the amount of any borrowing for investment purposes, in investments (permitted by applicable law) of issuers organized, located, or doing a substantial amount of business outside of the United States, including investments exposed to such issuers, and the Fund will invest in or have investments exposed to a minimum of three countries, including the United States. The Fund’s investment process involves an analysis of returns based on the (i) relative returns derived from global asset class performance (for example, how global stocks performed relative to global bonds and cash); (ii) relative returns within the equity asset class based on country (for example, how U.S. equities performed relative to other global equities); (iii) relative returns within the fixed-income asset class based on country (for example, how U.S. bonds performed relative to other global bonds); and (iv) risks associated with currencies (collectively, the “First Quadrant Analysis”).

The Fund may achieve long and short exposure to global equity, bond, and currency markets through a wide range of derivative instruments and direct investments. The Fund typically will make extensive use of derivative instruments, including futures contracts on global equity and fixed-income securities and security indices (including broad-based security indices), options on futures contracts, securities and security indices, swap contracts and forward contracts. The Fund may also invest directly in global equity securities (including exchange-traded funds (“ETFs”) and common and preferred stock of U.S. and non-U.S. companies) and fixed-income securities.

There are no limits on the amount of Fund assets that may be allocated to any one of the equity, bond, and currency asset classes; however, under normal circumstances, it is expected that no more than 50% of the Fund’s exposure to such classes will be in currency forward contracts. Typically, the Fund expects to diversify its exposure among at least ten different countries, including the United States. In selecting equity investments for the Fund, First Quadrant is not constrained by any particular investment style or capitalization range. In selecting bond investments for the Fund, First Quadrant will have the flexibility to invest in debt-related investments of any credit quality and with any duration. The Fund is a “non-diversified fund,” which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than a diversified fund. The Fund’s investments in certain derivative instruments may be limited by tax considerations.

The Fund may enter into short sales of securities (including ETFs). A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose the Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain.

PRINCIPAL RISKS

There is the risk that you may lose money on your investment. All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Below are some of the risks of investing in the Fund. The Fund may gain exposure to the instruments mentioned below directly, by investing in securities, or indirectly through the use of derivatives and ETFs.

Asset Allocation Risk—the Fund’s investments may not be allocated in the best performing asset classes.

Managers Investment Group	11

SUMMARY OF THE FUNDS

Credit and Counterparty Risk—the issuer of bonds or other debt securities or a counterparty to a derivatives contract may not be able to meet interest, principal or settlement payments or otherwise honor its obligations.

Currency Risk—fluctuations in exchange rates may affect the total loss or gain on a non-U.S. dollar investment when converted back to U.S. dollars.

Derivatives Risk—the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.

Exchange-Traded Fund Risk—because exchange-traded funds incur their own costs, investing in them could result in a higher cost to the investor.

Foreign Investment Risk—securities or other investments of foreign issuers involve additional risks (such as risks arising from less frequent trading, changes in political or social conditions, and less publicly available information about non-U.S. issuers) that differ from those associated with investing in securities of U.S. issuers and may result in greater price volatility.

Hedging Risk—there is no guarantee that hedging strategies, if any, will be successful.

Inflation Risk—the price of an asset, or the income generated by an asset, may not keep up with the cost of living.

Interest Rate Risk—fixed-coupon payments (cash flows) of bonds and debt securities may become less competitive with the market in periods of rising interest rates and cause bond prices to decline.

Leverage Risk—borrowing, and some derivative investments such as futures and forward commitment transactions, may magnify smaller adverse market movements into relatively larger losses.

Liquidity Risk—particular investments, such as illiquid securities, may not be able to be sold at the price the Fund would like or the Fund may have to sell them at a loss.

Market Risk—market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political, or market conditions.

Non-Diversified Fund Risk—the Fund is non-diversified and therefore a greater percentage of holdings may be concentrated in a small number of issuers or a single issuer, such as a corporate or government entity, which can place the Fund at greater risk.

Political Risk—changes in the political status of any country can have profound effects on the value of investments exposed to that country.

Prepayment Risk—many bonds and debt securities have call provisions that may result in debtors paying back the debt prior to maturity during periods of decreasing interest rates.

Reinvestment Risk—investors may have difficulty reinvesting payments from debtors and may receive lower rates than from their original investments.

Short Sales Risk—the sale of a security that is borrowed may subject the Fund to potentially unlimited losses.

Tax Risk—although the Fund is expected to qualify as a regulated investment company, it may not qualify, which could result in higher taxes to shareholders and imposition of tax at the Fund level.

U.S. Government Securities Risk—obligations issued by some U.S. Government agencies, authorities, instrumentalities, or sponsored enterprises such as Government National Mortgage Association (“GNMA”), are backed by the full faith and credit of the U.S. Government, while obligations issued by others, such as Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), and Federal Home Loan Banks (“FHLBs”) are not backed by the full faith and credit of the U.S. Government and are backed solely by the entity’s own resources or by the ability of the entity to borrow from the U.S. Treasury. If one of these agencies defaulted on a loan, there is no guarantee that the U.S. Government will provide financial support.

PERFORMANCE

The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of a broad-based securities market index. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future. To obtain updated performance information please visit www.managersinvest.com or call 800.835.3879.

Calendar Year Total Returns as of 12/31/11 (Class A)

Best Quarter: 4.80% (3rd Quarter 2008)

Worst Quarter: -6.08% (4th Quarter 2010)

12	Managers Investment Group

SUMMARY OF THE FUNDS

Average Annual Total Returns as of 12/31/11

Managers AMG FQ Global Alternatives Fund	1 Year	5 Year	Since Inception
Class A Return Before Taxes	-11.32%	-1.66%	3/30/06 -1.13%
Class A Return After Taxes on Distributions	-11.32%	-2.15%	3/30/06 -1.68%
Class A Return After Taxes on Distributions and Sale of Fund Shares	-7.36%	-1.65%	3/30/06 -1.24%
Citigroup 1-Month T-Bill Index
(reflects no deduction for fees, expenses, or taxes)	—	—	3/30/06 1.70%
Class C Return Before Taxes	-7.37%	-1.15%	3/30/06 -0.79%
Citigroup 1-Month T-Bill Index
(reflects no deduction for fees, expenses, or taxes)	—	—	3/30/06 1.70%
Service Class Return Before Taxes	-5.62%	—	1/1/10 -4.63%
Citigroup 1-Month T-Bill Index
(reflects no deduction for fees, expenses, or taxes)	—	—	1/1/10 0.09%
Institutional Class Return Before Taxes	-5.51%	—	1/1/10 -4.52%
Citigroup 1-Month T-Bill Index
(reflects no deduction for fees, expenses, or taxes)	0.06	1.22	1/1/10 0.09%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only, and after-tax returns for Class C, Service Class and Institutional Class shares will vary.

PORTFOLIO MANAGEMENT

Investment Manager

Managers Investment Group LLC

Subadvisor

First Quadrant, L.P. (“First Quadrant”)

Portfolio Managers

Dori Levanoni

Partner & Co-Director of Global Macro and

Lead Portfolio Manager, First Quadrant; Portfolio Manager of

the Fund since 03/06.

Ken Ferguson, PhD

Partner & Co-Director of Global Macro, First Quadrant;

Portfolio Manager of the Fund since 03/06.

BUYING AND SELLING FUND SHARES

Initial Investment Minimum

Class A and Class C

Regular Account: $2,000

Individual Retirement Account: $1,000

Service Class

Regular Account: $25,000

Individual Retirement Account: $10,000

Institutional Class

Regular Account: $1,000,000

Individual Retirement Account: $50,000

Additional Investment Minimum

Class A, Class C and Service Class (all accounts): $100 Institutional Class (all accounts): $1,000

TRANSACTION POLICIES

You may sell your shares of the Fund any day that the New York Stock Exchange is open for business, either through your registered investment professional or directly to the Fund. Shares may be sold or exchanged by mail at the address listed below, by phone at 800.548.4539, online at www.managersinvest.com, or by bank wire (if bank wire instructions are on file for your account).

Managers

c/o BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9769

Providence, RI 02940-9769

TAX INFORMATION

The Fund intends to make distributions that are taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. By investing in the Fund through such a plan, you will not be subject to tax on distributions from the Fund so long as the amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan. If your investment is through such a plan, you should consult your tax adviser to determine the suitability of the Fund as an investment through your plan and the tax treatment of distributions to you (including distributions of amounts attributable to an investment in the Fund) from the plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Managers Investment Group	13

SUMMARY OF THE FUNDS	SUMMARY OF THE FUNDS

Managers AMG FQ Global Essentials Fund

INVESTMENT OBJECTIVE

The Managers AMG FQ Global Essentials Fund’s (the “Fund”) investment objective is to maximize total return.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Investor Class	Service Class	Institutional Class
Management Fee	0.60%	0.60%	0.60%
Distribution and Service (12b-1) Fees	0.25%	None	None
Other Expenses	0.64%	0.57%	0.39%
Acquired Fund Fees and Expenses	0.22%	0.22%	0.22%
Total Annual Fund Operating Expenses[1]	1.71%	1.39%	1.21%
Fee Waiver and Expense Reimbursements[2]	None	None	None
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements[1]	1.71%	1.39%	1.21%

[1]

The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements do not correlate to the ratios of expenses to average net assets in the Financial Highlights section of the Fund’s Prospectus, which reflect only the operating expenses of the Fund and do not include fees and expenses of any acquired funds.

[2]

Managers Investment Group LLC (the “Investment Manager”) has contractually agreed, through at least March 1, 2013 to waive management fees and/or reimburse Fund expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) to 0.99% of the Fund’s average daily net assets subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months from the time of any waiver, reimbursement, or payment pursuant to the Fund’s contractual expense limitation, the Investment Manager may recover from the Fund fees waived and expenses paid to the extent that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements to exceed the contractual expense limitation amount. Under such arrangement, if the maximum amount of shareholder servicing fees and distribution and service (12b-1) fees were charged to the classes under the current applicable plans, the total annual fund operating expenses (excluding the other items noted in the parenthetical above) of the Investor Class, Service Class, and Institutional Class would be 1.49%, 1.24% and 0.99%, respectively, of the average daily net assets of such classes. The contractual expense limitation may only be terminated upon termination of the Fund’s investment advisory agreement with the Investment Manager or by mutual agreement between the Investment Manager and the Fund’s Board of Trustees. Fee Waiver and Expense Reimbursements rounds to less than 0.01%.

EXPENSE EXAMPLE

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The Example reflects the impact of the Fund’s contractual expense limitation through March 1, 2013. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$174	$539	$928	$2,019
Service Class	$142	$440	$761	$1,669
Institutional Class	$123	$384	$665	$1,466

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 80% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to provide a diversified, risk-balanced global market portfolio. The Fund also attempts to balance risk and return by gaining exposure, generally through derivative instruments, to global equities, debt and commodities utilizing a proprietary dynamic asset allocation process. Under normal circumstances, the Fund will invest at least 40% of its net assets, plus the amount of any borrowing for investment purposes, in investments (permitted by applicable law) of issuers organized, located, or doing a substantial amount of business outside the United States, including investments exposed to such issuers, and the Fund will invest in or have investments exposed to a minimum of three countries, including the United States.

Generally, the Fund intends to make allocations to the following asset classes:

•

Global (U.S. and Non-U.S.) Equities— Generally, exposure to global (U.S. and Non-U.S.) equities will be through futures on equity country indices, but the Fund may also seek to gain targeted exposure to various sectors through investments in exchange-traded funds (“ETFs”).

•

Sovereign (Foreign Country) Debt — Generally, exposure to sovereign (foreign country) debt will be through futures on foreign country debt indices. Such investments may be used to increase income or hedge against the Fund’s risks related to global equity exposure.

•	Inflation-Protected Securities — Generally, exposure to inflation-protected securities will be through investments in ETFs. Such investments may be used for hedging purposes.

14	Managers Investment Group

SUMMARY OF THE FUNDS	SUMMARY OF THE FUNDS

•	High Yield Bonds — Generally, exposure to high yield bonds will be through investments in ETFs. Such investments may be used for diversification purposes.

•

Commodities — Generally, exposure to commodities will be through investments exposed to companies in the commodities sector and instruments linked to a commodity index or futures contract(s), particularly ETFs and exchange-traded notes (“ETNs”).

Assets are selected by the Subadvisor for inclusion based on their ability to efficiently diversify the portfolio across asset classes. Investment weights within asset classes are set with the objective of balancing risk. Applying this investment process, the Fund seeks to provide greater capital loss protection during down markets than traditional balanced portfolios, as well as participate in market gains.

In selecting equity investments for the Fund, First Quadrant is not constrained by any particular investment style or capitalization range. In selecting debt investments for the Fund, First Quadrant will have the flexibility to invest in debt-related investments of any credit quality and with any duration.

First Quadrant L.P. (“First Quadrant”) serves as Subadvisor to the Fund and applies a proprietary, quantitatively based investment process designed to provide a diversified, risk-balanced global market portfolio. First Quadrant continually monitors the Fund’s investments utilizing a risk based approach and seeks to dynamically rebalance the Fund to achieve an optimal total portfolio risk target. First Quadrant anticipates that the Fund generally will maintain exposures to developed markets, emerging markets, small capitalization securities, real estate investment trusts (“REITS”), sovereign debt, inflation protected securities, high yield bonds and commodities (through companies in the commodities sector, instruments linked to a commodity index or futures contract or otherwise). The Fund may achieve long and short exposure to global equity, bond, and currency markets through a wide range of derivative instruments and direct investments. The Fund typically will make extensive use of derivative instruments, including futures contracts on global equity and fixed-income securities and security indices (including broad-based security indices), options on futures contracts, securities and security indices, swap contracts and forward contracts, and also ETFs. The Fund may also invest directly in global equity securities (including investments in ETFs, common and preferred stock of U.S. and non-U.S. companies) and global fixed-income securities (including U.S. and non-U.S. corporate debt, zero coupon securities, inflation protected securities and debt securities guaranteed by U.S. and non-U.S. governments, their agencies or instrumentalities or supranational organizations such as the World Bank and the United Nations).

In addition, the Fund may invest in commodity-linked derivative instruments and investment vehicles that exclusively invest in various commodities or have economic exposure to commodities, such as ETFs that invest in securities of companies in the commodity sector and/or ETNs, including leveraged ETNs, linked to one or more commodity indices through commodity futures contracts.

PRINCIPAL RISKS

There is the risk that you may lose money on your investment. All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Below are some of the risks of investing in the Fund. The Fund may gain exposure to the instruments mentioned below directly, by investing in securities, or indirectly through the use of derivatives, ETFs and ETNs.

Asset Allocation Risk—the Fund’s investments may not be allocated in the best performing asset classes.

Commodities Exposure Risk—exposure to commodities through investments exposed to companies in the commodities sector or commodity futures or otherwise may result in losses for the Fund. Commodity prices, and the value of stocks of companies exposed to commodities, and commodity futures prices, and therefore ETNs exposed to such commodity futures, can be extremely volatile and are affected by a wide range of factors, including market movements, supply and demand imbalances and inflationary trends.

Credit and Counterparty Risk—the issuer of bonds, ETNs or other debt securities or a counterparty to a derivatives contract may not be able to meet interest, principal or settlement payments or otherwise honor its obligations.

Currency Risk—fluctuations in exchange rates may affect the total loss or gain on a non-U.S. dollar investment when converted back to U.S. dollars.

Derivatives Risk—the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.

Emerging Markets Risk—investments in emerging markets can be subject to the general risks of foreign investments, as well as additional risks which can result in greater price volatility.

Exchange-Traded Fund Risk—because exchange-traded funds incur their own costs, investing in them could result in a higher cost to the investor.

Exchange-Traded Note Risk—the value of an ETN may be influenced by fluctuations in the values of the underlying assets or instruments, time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying markets, changes in applicable interest rates, and changes in the issuer’s credit rating. The Fund bears any fees and expenses associated with investment in ETNs. There may be restrictions on the Fund’s right to redeem its investment in an ETN meant to be held to maturity, and it may be difficult for the Fund to sell its ETN holdings.

Foreign Investment Risk—securities or other investments of foreign issuers involve additional risks (such as risks arising from less frequent trading, changes in political or social conditions, and less publicly available information about non-U.S. issuers) that differ from those associated with investing in securities of U.S. issuers and may result in greater price volatility.

Managers Investment Group	15

SUMMARY OF THE FUNDS

Hedging Risk—there is no guarantee that hedging strategies, if any, will be successful.

High Yield Risk—below-investment grade debt securities and unrated securities of similar credit quality (commonly known as “junk bonds” or “high yield securities”) may be subject to greater levels of interest rate, credit, and liquidity risk.

Inflation Risk—the price of an asset, or the income generated by an asset, may not keep up with the cost of living.

Interest Rate Risk—fixed-coupon payments (cash flows) of bonds and debt securities may become less competitive with the market in periods of rising interest rates and cause prices to decline.

Leverage Risk—borrowing, leveraged ETNs, futures, forward commitment transactions and other derivative investments may magnify smaller adverse market movements into relatively larger losses.

Liquidity Risk—particular investments, such as illiquid securities, may not be able to be sold at the price the Fund would like or the Fund may have to sell them at a loss.

Market Risk—market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political, or market conditions.

Political Risk—changes in the political status of any country can have profound effects on the value of investments exposed to that country.

Prepayment Risk—many bonds and debt securities have call provisions that may result in debtors paying back the debt prior to maturity during periods of decreasing interest rates.

Real Estate Industry Risk—investments in the Fund may be subject to many of the same risks as a direct investment in real estate; in addition, equity REITs may be affected by changes in the value of their underlying properties.

Reinvestment Risk—investors may have difficulty reinvesting payments from debtors and may receive lower rates than from their original investments.

Sector Risk—issuers that are in similar industry sectors may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

Small-Capitalization Stock Risk—the stocks of small-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

Tax Risk—although the Fund is expected to qualify as a regulated investment company, it may not qualify, which could result in higher taxes to shareholders and imposition of tax at the Fund level.

U.S. Government Securities Risk—obligations issued by some U.S. Government agencies, authorities, instrumentalities, or sponsored enterprises such as Government National Mortgage Association (“GNMA”), are backed by the full faith and credit of the U.S. Government, while obligations issued by others, such as Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), and Federal Home Loan Banks (“FHLBs”) are not backed by the full faith and credit of the U.S. Government and are backed solely by the entity’s own resources or by the ability of the entity to borrow from the U.S. Treasury. If one of these agencies defaulted on a loan, there is no guarantee that the U.S. Government will provide financial support.

PERFORMANCE

The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of a broad based securities market index, the S&P 500 Index, and to composite index, 60% MSCI World Index and 40% Citigroup World Government Bond Index (“Managers AMG FQ Global Essentials Fund Composite Index”), which more accurately reflects the composition of Fund’s portfolio. The Managers AMG FQ Global Essentials Fund Composite Index is calculated on both a hedged and unhedged basis, with respect to currency exchange rates, in the accompanying table. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future.

The performance information shown is that of the Fund’s Institutional Class shares (formerly shares of the Managers Fremont Global Fund, which were reclassified and redesignated as Institutional Class shares effective January 1, 2010) and includes historical performance of the Fund for periods prior to September 28, 2009. To obtain updated monthly performance information please visit www.managersinvest.com or call 1.800.835.3879.

Calendar Year Total Returns as of 12/31/11 (Institutional Class)

Best Quarter: 17.12% (2nd Quarter 2009)

Worst Quarter: -17.72% (4th Quarter 2008)

Average Annual Total Returns as of 12/31/11

Managers AMG FQ Global				Since
Essentials Fund	1 Year	5 Years	10 Years	Inception
Investor Class				1/1/10
Return Before Taxes	7.46%	—	—	9.55%
Managers AMG FQ Global Essentials
Fund Composite Index (Hedged)
(reflects no deduction for fees,				1/1/10
expenses, or taxes)	—	—	—	2.14%
Managers AMG FQ Global Essentials
Fund Composite Index
(reflects no deduction for fees,				1/1/10
expenses, or taxes)	—	—	—	4.40%
S&P 500 Index
(reflects no deduction for fees,				1/1/10
expenses, or taxes)	—	—	—	8.42%
Service Class				1/1/10
Return Before Taxes	7.75%	—	—	9.86%

16	Managers Investment Group

SUMMARY OF THE FUNDS

Average Annual Total Returns as of 12/31/11 (continued)

Managers AMG FQ Global				Since
Essentials Fund	1 Year	5 Years	10 Years	Inception
Managers AMG FQ Global Essentials
Fund Composite Index (Hedged)
(reflects no deduction for fees,				1/1/10
expenses, or taxes)	—	—	—	2.14%
Managers AMG FQ Global Essentials
Fund Composite Index
(reflects no deduction for fees,				1/1/10
expenses, or taxes)	—	—	—	4.40%
S&P 500 Index
(reflects no deduction for fees,				1/1/10
expenses, or taxes)	—	—	—	8.42%
Institutional Class
Return Before Taxes	7.94%	0.53%	4.04%	—
Institutional Class
Return After Taxes on Distributions	6.32%	-0.50%	3.26%	—
Institutional Class
Return After Taxes on Distributions and Sale of Fund Shares	5.16%	-0.07%	3.10%	—
Managers AMG FQ Global Essentials
Fund Composite Index (Hedged)
(reflects no deduction for fees,expenses, or taxes)	-2.22%	-0.75%	2.22%	—
Managers AMG FQ Global Essentials
Fund Composite Index
(reflects no deduction for fees, expenses, or taxes)	-0.44%	2.02%	5.77%	—
S&P 500 Index
(reflects no deduction for fees, expenses, or taxes)	2.11%	-0.25%	2.92%	—

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Class shares only, and after-tax returns for Investor Class and Service Class shares will vary.

PORTFOLIO MANAGEMENT

Investment Manager

Managers Investment Group LLC

Subadvisor

First Quadrant, L.P. (“First Quadrant”)

Portfolio Managers

Edgar Peters

Partner & Co-Director of Global Macro, First Quadrant; Portfolio Manager of the Fund since 09/09.

Dori Levanoni

Partner & Co-Director of Global Macro

and Lead Portfolio Manager, First Quadrant;

Portfolio Manager of the Fund since 09/09.

Ken Ferguson, PhD

Partner & Co-Director of Global Macro, First Quadrant; Portfolio Manager of the Fund since 09/09.

BUYING AND SELLING FUND SHARES

Initial Investment Minimum

Investor Class

Regular Account: $2,000

Individual Retirement Account: $1,000

Service Class

Regular Account: $25,000

Individual Retirement Account: $10,000

Institutional Class

Regular Account: $100,000

Individual Retirement Account: $50,000

Additional Investment Minimum

Investor Class and Service Class (all accounts): $100 Institutional Class (all accounts): $1,000

TRANSACTION POLICIES

You may sell your shares of the Fund any day that the New York Stock Exchange is open for business, either through your registered investment professional or directly to the Fund. Shares may be sold or exchanged by mail at the address listed below, by phone at 800.548.4539, online at www.managersinvest.com, or by bank wire (if bank wire instructions are on file for your account).

Managers

c/o BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9769

Providence, RI 02940-9769

TAX INFORMATION

The Fund intends to make distributions that are taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. By investing in the Fund through such a plan, you will not be subject to tax on distributions from the Fund so long as the amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan. If your investment is through such a plan, you should consult your tax adviser to determine the suitability of the Fund as an investment through your plan and the tax treatment of distributions to you (including distributions of amounts attributable to an investment in the Fund) from the plan.

PAYMENTS TO BROKER-DEALERS AND OTHER

FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Managers Investment Group	17

ADDITIONAL INFORMATION ABOUT THE FUNDS

PORTFOLIO MANAGERS

Jia Ye, PhD

Partner and Chief Investment

Strategist of First Quadrant

David Chrisman, PhD, CFA

Director of Investment Research of First Quadrant

See “Fund Management” on page 31 for more information on the portfolio managers.

MANAGERS AMG FQ TAX-MANAGED U.S. EQUITY FUND

(“FQ TAX-MANAGED U.S. EQUITY FUND”)

This Fund will invest primarily in the securities and instruments as described in the summary section of the Fund’s Prospectus. This section contains additional information about the Fund’s investment strategies and the investment techniques utilized by the Fund’s subadvisor in managing the Fund, and also additional information about the Fund’s expenses and performance.

ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES

First Quadrant L.P. (“First Quadrant”) will use a proprietary quantitative analytical model to construct the Fund’s portfolio to reflect the characteristics of the Benchmark and will combine a top-down analysis of market and economic conditions with a bottom-up stock selection review process to enhance returns. The top-down analysis will consist of a review of market and economic data such as interest rates, commodity price changes, market volatility levels, inflation expectations, credit spreads, and foreign exchange rates to identify those industries and sectors of the U.S. economy that are likely to benefit from present and future economic conditions. First Quadrant will modify the industry weightings in the Fund’s portfolio relative to the Benchmark based on the top-down analysis, consistent with maintaining tax efficiency for investors. In general, these weightings will not differ from the industry weightings of the Benchmark by more than 5%. In addition, consistent with minimizing taxable gains and enhancing returns, First Quadrant may underweight and overweight the Fund’s exposure (relative to the Benchmark) to specific securities within an industry. Individual stocks will be selected based upon a bottom-up review of a variety of securityspecific valuation metrics, such as earnings revisions, earnings surprise signals, insider trading, corporate actions, and changes in various indices.

First Quadrant will manage the Fund’s portfolio to minimize taxable distributions to shareholders. First Quadrant will apply a variety of tax-sensitive investment techniques, including the following:

•	Investing in stocks that pay below-average dividends;

•	Employing a buy-and-hold strategy that will avoid realizing short-term capital gains and defer as long as possible the realization of long-term capital gains; and

•	Realizing losses on specific securities or specific tax lots of securities to offset realized gains.

First Quadrant will normally sell a security when:

•	It is no longer reasonably priced;

•	The market and economic environment are no longer attractive; or

•	The stock substantially increases the portfolio risk relative to the market.

The Fund may use derivatives, such as futures and options, for any reason, including to enhance return, earn income or reduce exposure to other risks. The Fund may also use derivatives to attempt to maintain exposure to the equity markets while holding cash for temporary liquidity needs.

The Fund can be expected to distribute a smaller percentage of its returns each year than other equity mutual funds that are managed without regard to tax considerations. There can be no assurance, however, that taxable distributions can always be avoided.

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of issuers located in the U.S. The Fund will provide shareholders with at least 60 days’ prior written notice of any change in this policy.

18	Managers Investment Group

ADDITIONAL INFORMATION ABOUT THE FUNDS

MANAGERS AMG FQ TAX-MANAGED U.S. EQUITY FUND (CONTINUED)

WHERE THIS FUND FITS AS PART OF YOUR ASSET ALLOCATION

In selecting a mutual fund, one should consider its overall fit within an asset allocation plan. This Fund may be appropriate as part of your overall investment allocation if you are:

•	Looking to gain exposure to high quality, U.S. companies.

•	Seeking an equity portfolio that minimizes the impact of taxes.

•	Willing to accept a higher degree of risk for the opportunity of higher potential returns.

•	Willing to accept short-term volatility of returns.

ADDITIONAL INFORMATION ABOUT THE FUND’S EXPENSES AND PERFORMANCE

Under “Fees and Expenses of the Fund” in the Fund’s summary section, Class A shares generally do not charge a deferred sales charge, except those shares not subject to an initial sales charge (e.g., purchases of $1 million or more) that are redeemed or exchanged within 18 months of purchase are subject to a 1.00% deferred sales charge. In addition, the figures in the “Expense Example” for Class A shares include the Maximum Sales Charge (Load) for Class A shares depicted in the “Shareholder Fees” table.

Under “Performance” in the Fund’s summary section, the performance information shown assumes that all dividend and capital gain distributions have been reinvested for the Fund and, where applicable, for the Index shown in the table. The information in the bar chart is for Institutional Class shares of the Fund. Class A and Class C shares would have similar annual returns as Institutional Class shares because all of the classes are invested in the same portfolio of securities. However, because Class A and Class C shares are subject to different expenses than Institutional Class shares, Class A and Class C share performance would be lower than shown. The information in the table includes the effects of maximum sales loads on Fund performance. The performance information also reflects the impact of the Fund’s contractual expense limitation. If the Investment Manager had not agreed to limit expenses, returns would have been lower.

Managers Investment Group	19

ADDITIONAL INFORMATION ABOUT THE FUNDS

PORTFOLIO MANAGERS

Jia Ye, PhD

Partner and Chief Investment

Strategist of First Quadrant

David Chrisman, PhD, CFA

Director of Investment Research of First Quadrant

See “Fund Management” on page 31 for more information on the portfolio managers.

MANAGERS AMG FQ U.S. EQUITY FUND (“FQ U.S. EQUITY FUND”)

This Fund will invest primarily in the securities and instruments as described in the summary section of the Fund’s Prospectus. This section contains additional information about the Fund’s investment strategies and the investment techniques utilized by the Fund’s subadvisor in managing the Fund, and also additional information about the Fund’s expenses and performance.

ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES

First Quadrant serves as Subadvisor to the Fund. With the help of quantitative analysis, First Quadrant seeks “growth at a reasonable price,” meaning it looks for companies with superior growth prospects that are also good values. First Quadrant’s goal is to provide investors with a core holding of U.S. equities through a diversified portfolio with both growth potential and minimal risk.

When implementing this structured investment strategy, First Quadrant typically:

•	Uses a sophisticated computer model to evaluate a broad universe of 3,000 of the largest stocks, representing approximately 98% of the U.S. market.

•	Identifies stocks that are relatively inexpensive and have rising earnings expectations and are well positioned to benefit from the current market and economic environment.

•	Aims to keep the portfolio turnover rate below the industry average over the long term.

First Quadrant will normally sell a security when:

•	It is no longer reasonably priced;

•	The market and economic environment are no longer attractive; or

•	The stock substantially increases the portfolio risk relative to the market.

The Fund intends to purchase stocks for the long term. However, sudden changes in the valuation, growth expectations, or risk characteristics may cause the Fund to sell stocks after only a short holding period.

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of issuers located in the U.S. The Fund will provide shareholders with at least 60 days’ prior written notice of any change in this policy.

WHERE THIS FUND FITS AS PART OF YOUR ASSET ALLOCATION

In selecting a mutual fund, one should consider its overall fit within an asset allocation plan. This Fund may be appropriate as part of your overall investment allocation if you are:

•	Looking to gain exposure to large, high-quality U.S. companies.

•	Seeking long-term growth of capital.

•	Willing to accept short-term volatility of returns.

20	Managers Investment Group

ADDITIONAL INFORMATION ABOUT THE FUNDS

MANAGERS AMG FQ U.S. EQUITY FUND (CONTINUED)

ADDITIONAL INFORMATION ABOUT THE FUND’S EXPENSES AND PERFORMANCE

Under “Fees and Expenses of the Fund” in the Fund’s summary section, Class A shares generally do not charge a deferred sales charge, except those shares not subject to an initial sales charge (e.g., purchases of $1 million or more) that are redeemed or exchanged within 18 months of purchase are subject to a 1.00% deferred sales charge. Because Class A shares are authorized to pay up to 0.25% in shareholder servicing fees, Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements may fluctuate from year-to-year based on the actual amount of shareholder servicing fees incurred. Please see “Choosing A Share Class” for more information on the Fund’s shareholder servicing fees. In addition, the figures in the “Expense Example” for Class A shares include the Maximum Sales Charge (Load) for Class A shares depicted in the “Shareholder Fees” table.

Under “Performance” in the Fund’s summary section, the performance information shown assumes that all dividend and capital gain distributions have been reinvested for the Fund and, where applicable, for the Index shown in the table. The information in the bar chart is for Institutional Class shares of the Fund. Class A and Class C shares would have similar annual returns as Institutional Class shares because all of the classes are invested in the same portfolio of securities. However, because Class A and Class C shares are subject to different expenses than Institutional Class shares, Class A and Class C share performance would be lower than shown. The information in the table includes the effects of maximum sales loads on Fund performance. The performance information also reflects the impact of the Fund’s contractual expense limitation. If the Investment Manager had not agreed to limit expenses, returns would have been lower.

Managers Investment Group	21

ADDITIONAL INFORMATION ABOUT THE FUNDS

PORTFOLIO MANAGERS

Dori Levanoni

Partner, Co-Director of Global

Macro, and Lead Portfolio

Manager of First Quadrant

Ken Ferguson, PhD

Partner and Co-Director of

Global Macro of First Quadrant

See “Fund Management” on page 31

for more information on the portfolio managers.

MANAGERS AMG FQ GLOBAL ALTERNATIVES FUND

(“FQ GLOBAL ALTERNATIVES FUND”)

This Fund will invest primarily in the securities and instruments as described in the summary section of the Fund’s Prospectus. This section contains additional information about the Fund’s investment strategies and the investment techniques utilized by the Fund’s subadvisor in managing the Fund, and also additional information about the Fund’s expenses and performance.

ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES

The Fund may achieve long and short exposure to global equity, bond, and currency markets through a wide range of derivative instruments and direct investments. The Fund typically will make extensive use of derivative instruments, including futures contracts on global equity and fixed-income securities and security indices (including broad-based security indices), options on futures contracts, securities and security indices, swap contracts and forward contracts. The Fund may also invest directly in global equity securities (including exchange-traded funds (“ETFs”) and common and preferred stock of U.S. companies and non-U.S. companies) and fixed-income securities (including U.S. and non-U.S. corporate bonds and debt securities guaranteed by U.S. and non-U.S. governments, their agencies or instrumentalities or supranational organizations such as the World Bank and the United Nations).

First Quadrant serves as Subadvisor to the Fund and selects investments for the Fund based upon the First Quadrant Analysis. First Quadrant applies a global view to portfolio construction for the Fund. Recognizing that the world’s economies are connected, the Fund’s investments in the global equity, bond, and currency markets will be mutually dependent. The Fund’s portfolio will reflect First Quadrant’s assessment of the combination of local market and economic factors, global equity, fixed income or currency market factors and changes in global interest rates. As a result, the relationship between a change in the price of a stock or fixed income market, or a change in a currency exchange rate in one market, may influence the decision to take or adjust positions in other instruments with exposure to other markets or other market types. Because changes in the global equity, bond, and currency markets occur rapidly, it will often be difficult to respond quickly to such changes by investing directly in global equity securities, fixed income securities and currencies. Direct investments may also involve costs that would diminish or eliminate value that First Quadrant identifies in the global equity, bond and currency markets. Therefore, the Fund will often use derivative instruments as its principal means to quickly and efficiently gain exposure to equity securities, fixed income securities, and foreign currencies in seeking to take advantage of value (and reduce exposure to risks) that First Quadrant identifies in the global equity, bond, and currency markets.

The Fund is subject to rigorous ongoing risk management to attempt to minimize volatility and achieve a high correlation between the positions taken and the desired exposures.

As a general matter, when the Fund establishes certain derivative instrument positions, such as certain futures, options and forward contract positions, or enters into a short sale, it will segregate liquid assets (such as cash, U.S. Treasury bonds or commercial paper) equivalent to the Fund’s outstanding obligations under the contract or in connection with the short position.

22	Managers Investment Group

ADDITIONAL INFORMATION ABOUT THE FUNDS

MANAGERS AMG FQ GLOBAL ALTERNATIVES FUND (CONTINUED)

WHERE THIS FUND FITS AS PART OF YOUR ASSET ALLOCATION

In selecting a mutual fund, one should consider its overall fit within an asset allocation plan. This Fund may be appropriate as part of your overall investment allocation if you are:

•	Seeking a mutual fund that may establish long or short exposure to global equity, bond, and currency markets and are willing to accept the risks of global investing.

•	Seeking a mutual fund that invests in a range of alternative investments, including futures, options, and other derivatives, as well as currencies and index exchange-traded funds.

•	Seeking to produce returns that are not directly correlated to major public equity or bond markets and are interested in either growth or income.

•	Willing to accept short-term volatility of returns.

ADDITIONAL INFORMATION ABOUT THE FUND’S EXPENSES AND PERFORMANCE

Under “Fees and Expenses of the Fund” in the Fund’s summary section, Class A shares generally do not charge a deferred sales charge, except those shares not subject to an initial sales charge (e.g., purchases of $1 million or more) that are redeemed or exchanged within 18 months of purchase are subject to a 1.00% deferred sales charge. Because Class A shares are authorized to pay up to 0.20% in shareholder servicing fees and Service Class shares are authorized to pay up to 0.25% in shareholder servicing fees, Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements may fluctuate from year-to-year based on the actual amount of shareholder servicing fees incurred. Please see “Choosing A Share Class” for more information on the Fund’s shareholder servicing fees. In addition, under “Fees and Expenses of the Fund” the figures in the “Expense Example” for Class A shares include the Maximum Sales Charge (Load) for Class A shares depicted in the “Shareholder Fees” table.

Under “Performance” in the Fund’s summary section, the performance information shown assumes that all dividend and capital gain distributions have been reinvested for the Fund and, where applicable, for the Index shown in the table. The information in the bar chart is for Class A shares of the Fund and does not reflect the impact of sales charges. If it did, performance would have been lower than that shown. Class C, Service Class and Institutional Class shares would have similar annual returns as Class A shares because all of the classes are invested in the same portfolio of securities. However, because Class C, Service Class and Institutional Class shares are subject to different expenses than Class A shares, Class C, Service Class and Institutional Class share performance varies. The information in the table includes the effects of maximum sales loads on Fund performance. The performance information also reflects the impact of the Fund’s contractual expense limitation. If the Investment Manager had not agreed to limit expenses, returns would have been lower.

Managers Investment Group	23

ADDITIONAL INFORMATION ABOUT THE FUNDS

PORTFOLIO MANAGERS

Edgar Peters

Partner and Co-Director of

Global Macro of First Quadrant

Dori Levanoni

Partner, Co-Director of Global

Macro, and Lead Portfolio

Manager of First Quadrant

Ken Ferguson, PhD

Partner and Co-Director of

Global Macro of First Quadrant

See “Fund Management” on pages 31-32 for more information on the Portfolio Managers.

MANAGERS AMG FQ GLOBAL ESSENTIALS FUND

(“FQ GLOBAL ESSENTIALS FUND”)

This Fund will invest primarily in the securities and instruments as described in the summary section of the Fund’s Prospectus. This section contains additional information about the Fund’s investment strategies and the investment techniques utilized by the Fund’s subadvisor in managing the Fund, and also additional information about the Fund’s expenses and performance.

ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES

First Quadrant serves as Subadvisor to the Fund and applies a proprietary, quantitatively based investment process designed to provide a diversified, risk-balanced global market portfolio. Based on the Subadvisor’s evaluation of correlations and risk, First Quadrant selects those assets it believes offer moderate to low correlation with other assets included in the portfolio. First Quadrant next applies a proprietary asset allocation methodology designed to determine the portfolio weights of each asset class included. This allocation methodology takes into account the volatility of the capital markets and seeks to provide the optimal weights for current conditions. First Quadrant continually monitors the Fund’s investments utilizing a risk based approach and seeks to dynamically rebalance the Fund to achieve an optimal total portfolio risk target. First Quadrant anticipates that the Fund generally will maintain exposures to developed markets, emerging markets, small capitalization securities, real estate investment trusts (“REITS”), commodities sovereign debt, high yield bonds and inflation protected securities.

The Fund may achieve long exposure to global equity and debt through a wide range of derivative instruments and direct investments. The Fund typically will make extensive use of derivative instruments, including futures contracts on global equity and fixed-income securities and security indices (including broad-based security indices), options on futures contracts, securities and security indices, swap contracts and forward contracts.

Because changes in the global equity and debt markets may occur rapidly, it will often be difficult to respond quickly to such changes by investing directly in global equity securities and fixed-income securities. Therefore, the Subadvisor will often use derivative instruments as its principal means to gain exposure to equity and fixed-income securities on a cost-efficient basis in seeking to take advantage of value (and reduce exposure to risks) that First Quadrant identifies in the global equity and debt markets.

In selecting equity investments for the Fund, First Quadrant is not constrained by any particular investment style or capitalization range. In selecting debt investments for the Fund, First Quadrant will have the flexibility to invest in debt-related investments of any credit quality and with any duration.

The Fund does not hedge its non-U.S. dollar denominated investments.

The Fund’s investments in ETFs, exchange-traded notes (“ETNs”), futures and certain other derivative instruments may be limited by tax considerations. As a general matter, when the Fund establishes certain derivative instrument positions, such as certain futures, options and forward contract positions, it will segregate liquid assets (such as cash, U.S. Treasury bonds or commercial paper) equivalent to the Fund’s outstanding obligations under the contract or in connection with the derivative.

WHERE THIS FUND FITS AS PART OF YOUR ASSET ALLOCATION

In selecting a mutual fund, one should consider its overall fit within an asset allocation plan. This Fund may be appropriate as part of your overall investment allocation if you are:

•	Seeking a global market portfolio to serve as a core position in your portfolio.

•	Willing to accept short-term volatility of returns.

24	Managers Investment Group

ADDITIONAL INFORMATION ABOUT THE FUNDS

MANAGERS AMG FQ GLOBAL ESSENTIALS FUND (CONTINUED)

ADDITIONAL INFORMATION ABOUT THE FUND’S EXPENSES AND PERFORMANCE

Under “Fees and Expenses of the Fund” in the Fund’s summary section, because Investor Class and Service Class shares are each authorized to pay up to 0.25% in shareholder servicing fees. Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements may fluctuate from year-to-year based on the actual amount of shareholder servicing fees incurred. Please see “Choosing A Share Class” for more information on the Fund’s shareholder servicing fees.

Under “Performance” in the Fund’s summary section, the performance information shown assumes that all dividend and capital gain distributions have been reinvested for the Fund and, where applicable, for the indices shown in the table. The information in the bar chart is for Institutional Class shares of the Fund. Investor Class and Service Class shares would have similar annual returns as Institutional Class shares because all of the classes are invested in the same portfolio of securities. However, because Investor Class and Service Class shares are subject to different expenses than Institutional Class shares, Investor Class and Service Class share performance varies. The performance information also reflects the impact of the Fund’s contractual expense limitation. If the Investment Manager had not agreed to limit expenses, returns would have been lower. Performance information also includes historical performance of the Fund for periods prior to September 28, 2009, when the Fund was known as the Managers Fremont Global Fund, had multiple subadvisors and was managed with different investment strategies and policies. The Fund’s past performance would have been different if the Fund were managed solely by the current subadvisor using the current investment strategies and policies, and the performance record might be less pertinent for investors considering whether to purchase shares of the Fund.

Managers Investment Group	25

ADDITIONAL INFORMATION ABOUT THE FUNDS

SUMMARY OF THE FUNDS’ PRINCIPAL RISKS

This section presents more detailed information about each Fund’s risks as described in the Fund’s summary section of the Prospectus. The Funds may not be subject to all of the risks below, and not all Funds invest in the types of instruments mentioned. Please see each Fund’s summary section for a description of the Fund’s risks and the types of instruments in which the Fund invests. All Funds could be subject to additional risks because the types of investments they make and market conditions may change over time. Each of the FQ Global Alternatives Fund and FQ Global Essentials Fund may gain exposure to the instruments mentioned below directly, by investing in securities, or indirectly, through the use of ETFs and derivatives.

All investments involve some type and level of risk. There is the risk that you will lose money on your investment. Before you invest, please make sure that you have read, and understand, the risk factors that apply to the Funds. In addition, the Funds are subject to management risk because they are actively managed investment portfolios. To the extent the Funds’ Subadvisor uses quantitative analyses and/or models, any imperfections or limitations in such analyses and/or models could affect the ability of the Subadvisor to implement its strategies. In particular, these analyses and models may make simplifying assumptions that limit their efficacy, may appear to explain prior market data but fail to predict future market events, and may use data that is inaccurate and/or does not include the most recent information about a company or a security. Each Fund’s Subadvisor will apply its investment techniques and risk analyses in making investment decisions for each Fund, but there can be no guarantee that these will produce the desired result.

ASSET ALLOCATION RISK

(FQ Global Alternatives Fund, FQ Global Essentials Fund)

Funds that invest in a broad array of asset classes may be subject to asset allocation risk. These Funds may allocate assets to an asset class that underperforms other asset classes. For example, each Fund may be overweight in equity-related investments when the stock market is falling and the fixedincome market is rising.

COMMODITIES EXPOSURE RISK

(FQ Global Essentials Fund)

The Fund’s exposure to commodities through investment in ETFs or other instruments that invest directly in or are exposed to companies in the commodities sector or through investments in ETNs which are linked to one or more commodity indices through commodity futures contracts, may result in losses for the Fund. Commodity prices, and the value of stocks of companies exposed to commodities, and commodity futures prices, and therefore ETNs exposed to such commodity futures, can be extremely volatile and are affected by a wide range of factors, including changes in overall market movements, supply and demand imbalances, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, nationalization, expropriation, or other confiscation, international regulatory, political, and economic developments (e.g., regime changes and changes in economic activity levels), and developments affecting a particular industry or commodity, such as drought, floods, or other weather conditions, livestock disease, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, and tariffs. Increased demand for commodities by emerging market countries may result in shortages and cause prices to rise, potentially resulting in speculative investments in commodities. In addition, with respect to the Fund’s exposure to commodities indirectly through companies in the commodities sector and ETNs. there are additional risks to the Fund as there is no guarantee that those companies’ investments and business strategies relating to commodities will be successful, and the value of the Fund’s investments in ETFs or other instruments exposed to companies in the commodities sector, and the value of the companies themselves, may fluctuate more than the value of the relevant underlying commodity or commodities or commodity index.

CREDIT AND COUNTERPARTY RISK

(FQ Global Alternatives Fund, FQ Global

Essentials Fund)

An issuer of bonds, ETNs or other debt securities may not be able to meet interest, principal or settlement payments or otherwise honor its obligations. This risk of default is present not only for companies, but also for states, cities, counties and political subdivisions thereof that issue bonds or other debt securities. This risk of default for most debt securities is monitored by several nationally recognized statistical rating organizations such as Moody’s Investors Services, Inc. (“Moody’s”) and Standard & Poor’s Corporation (“S&P”). Even if the likelihood of default is low, changes in the perception of an issuer’s financial health will affect the valuation of its debt securities. Bonds or debt securities rated BBB/Baa by S&P/Moody’s, although investment grade, may have speculative characteristics because their issuers are more vulnerable to financial setbacks and economic pressures than issuers with higher ratings.

CURRENCY RISK

(FQ Global Alternatives Fund, FQ Global

Essentials Fund)

The value of foreign investments denominated in a foreign currency depends both upon the price of the securities and the exchange rate of the currency. Thus, the value of an investment in a foreign security will drop if the price for the foreign currency drops in relation to the U.S. dollar. Adverse currency fluctuations are an added risk to foreign investments. Currency risk can be reduced through diversification among currencies or through hedging with the use of foreign currency contracts.

DERIVATIVES RISK

(All Funds)

ETNs, options, futures, forwards and other derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The use of derivatives will involve costs, the risk of mispricing or improper valuation, and may

26	Managers Investment Group

ADDITIONAL INFORMATION ABOUT THE FUNDS

SUMMARY OF THE FUNDS’ PRINCIPAL RISKS (CONTINUED)

result in losses or have the effect of accelerating the recognition of gain. As a general matter, when a Fund establishes certain derivative instrument positions, such as certain futures, options and forward contract positions, it will segregate liquid assets (such as cash, U.S. Treasury bonds or commercial paper) equivalent to the Fund’s outstanding obligations under the contract or in connection with the position. The use of derivatives may not succeed for various reasons, including unexpected changes in the value of the derivatives or the assets, rates or indices underlying them. Some derivatives are also subject to credit and counterparty risk in that a counterparty may fail to honor its contract terms, causing a loss for the Fund.

EMERGING MARKETS RISK

(FQ Global Essentials Fund)

Investments in emerging markets involve all of the risks of foreign investments (see below), and also have additional risks. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. Many emerging markets companies in the early stages of development are dependent on a small number of products and lack substantial capital reserves. In addition, emerging markets often have less developed legal and financial systems. These markets often have provided significantly higher or lower rates of return than developed markets and usually carry higher risks to investors than securities of companies in developed countries.

EXCHANGE-TRADED FUND RISK

(FQ Global Alternatives Fund, FQ Global

Essentials Fund)

Funds that invest in ETFs may be subject to risk. ETFs are generally investment companies that hold a portfolio of common stocks designed to track the price performance and dividend yield of a particular securities market index (or sector of an index). ETFs, as investment companies, incur their own management and other fees and expenses, such as trustee fees, operating expenses, registration fees, and marketing expenses, a proportionate share of which would be borne by a Fund. As a result, an investment by a Fund in an ETF could cause a Fund’s operating expenses to be higher and, in turn, performance to be lower than if it were to invest directly in the securities underlying the ETF. In addition, a Fund will be indirectly exposed to all of the risks of securities held by the ETF, including the risks that an ETF may not track the underlying index.

EXCHANGE-TRADED NOTE RISK

(FQ Global Essentials Fund)

The Fund invests in ETNs, which are notes representing unsecured debt of the issuer whose returns are linked to a particular index. ETNs held by the Fund are typically linked to the performance of a commodities index that reflects the potential return on leveraged and unleveraged investments in futures contracts of physical commodities, plus interest that could be earned on cash collateral, and minus the issuer’s fee. The value of an ETN may be influenced by fluctuations in the values of the underlying assets or instruments, time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying markets, changes in applicable interest rates, and changes in the issuer’s credit rating. A Fund that invests in ETNs will bear any fees and expenses associated with investment in ETNs, which will reduce the amount of return on investment at maturity or redemption. There may be restrictions on a Fund’s right to redeem its investment in an ETN meant to be held to maturity.

There are no periodic interest payments for ETNs and principal is not protected. It may be difficult for a Fund to sell its ETN holdings. Investments in ETNs may also subject the Fund to other risks, including credit and counterparty risk, interest rate risk, leverage risk and tax risk.

FOREIGN INVESTMENT RISK

(FQ Global Alternatives Fund, FQ Global Essentials Fund)

Investments in foreign issuers (including those denominated in U.S. dollars), whether directly or indirectly in the form of American Depositary Receipts, stock index futures or similar instruments, involve additional risks different from those associated with investments in U.S. issuers. There may be limited information available to investors, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements like those applicable to U.S. issuers. Different accounting, corporate governance, regulatory, and market systems may cause foreign investments to be more volatile. The value of foreign investments may be adversely affected by changes in the political or social conditions, confiscatory taxation, diplomatic relations, expropriation, nationalization, limitation on the removal of funds or assets, or the establishment of exchange controls or other foreign restrictions and tax regulations in foreign countries. Foreign investments trade with less frequency and volume than U.S. investments and therefore may have greater price volatility. In addition, just as foreign markets may respond to events differently from U.S. markets, foreign investments can perform differently from U.S. investments.

GROWTH STOCK RISK

(FQ Tax-Managed U.S. Equity Fund, FQ U.S. Equity Fund)

Growth stocks may be more sensitive to changes in current or expected earnings than other types of stocks and tend to be more volatile than the market in general. Growth stocks may underperform value stocks during given periods.

HEDGING RISK

(FQ U.S. Equity Fund, FQ Global Alternatives Fund, FQ Global Essentials Fund)

The decision as to whether and to what extent a Fund will engage in hedging transactions to hedge against such risks as credit and counterparty risk, currency risk, interest rate risk and market risk will depend on a number of factors, including prevailing market conditions, the composition of the Fund and the availability of suitable transactions. Accordingly, there can be no assurance that a Fund’s hedging strategies will be successful. Hedging transactions involve costs and may result in losses.

Managers Investment Group	27

ADDITIONAL INFORMATION ABOUT THE FUNDS

SUMMARY OF THE FUNDS’ PRINCIPAL RISKS (CONTINUED)

HIGH YIELD RISK

(FQ Global Essentials Fund)

Funds that invest in below-investment grade debt securities and unrated securities of similar credit quality (commonly known as “junk bonds” or “high yield securities”) may be subject to greater levels of interest rate, credit and liquidity risk than a fund that does not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. These issuers may be involved in bankruptcy proceedings, reorganizations, or financial restructurings, and are not as strong financially as higher-rated issuers. If the issuer of a security is in default with respect to interest or principal payments, a Fund may lose its entire investment. Below-investment grade securities are more susceptible to sudden and significant price movements because they are generally more sensitive to adverse developments. Many below-investment grade securities are subject to legal or contractual restrictions that limit their resale at desired prices.

INFLATION RISK

(FQ Global Alternatives Fund, FQ Global Essentials Fund)

Inflation risk is the risk that the price of an asset, or income generated by an asset, will not keep up with the cost of living. Almost all financial assets have some inflation risk.

INTEREST RATE RISK

(FQ Global Alternatives Fund, FQ Global Essentials Fund)

Changes in interest rates can impact bond and debt security prices. As interest rates rise, the fixed coupon payments (cash flows) of debt securities become less competitive with the market and thus the price of the securities will fall. The longer into the future that these cash flows are expected, the greater the effect on the price of the security. The longer the maturity or duration, the higher the interest rate risk. Duration is the weighted average time (typically quoted in years) to the receipt of cash flows (principal plus interest) for a bond, debt security or portfolio. It is used to evaluate such bond’s, debt security’s or portfolio’s interest rate sensitivity. For example, if interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund’s share price would rise by about 5%.

LARGE-CAPITALIZATION STOCK RISK

(FQ Tax-Managed U.S. Equity Fund, FQ U.S. Equity Fund)

Large-capitalization companies tend to compete in mature product markets and do not typically experience the level of sustained growth of smaller companies and companies competing in less mature product markets. Also, large- capitalization companies may be unable to respond as quickly as smaller companies to competitive challenges or changes in business, product, financial, or other market conditions. For these and other reasons, a Fund that invests in large-

capitalization companies may underperform other stock funds (such as funds that focus on the stocks of small- and medium-capitalization companies) when stocks of large-capitalization companies are out of favor.

LEVERAGE RISK

(FQ Global Alternatives Fund, FQ Global

Essentials Fund)

Borrowing, leveraged ETNs, futures, forward commitment transactions and other derivative investments may magnify smaller adverse market movements into relatively larger losses for a Fund. There is no assurance that a Fund will leverage its portfolio, or if it does, that the leveraging strategy will be successful.

LIQUIDITY RISK

(FQ Global Alternatives Fund, FQ Global

Essentials Fund)

Liquidity risk exists when particular investments are difficult to sell. A Fund may not be able to sell these illiquid investments at the best prices. Investments in derivatives, non-U.S. investments, restricted securities, securities having small market capitalizations, and securities having substantial market and/or credit and counterparty risk tend to involve greater liquidity risk.

MARKET RISK

(All Funds)

Market prices of investments held by a Fund may fall rapidly or unpredictably and will rise and fall due to changing economic, political, or market conditions or in response to events that affect particular industries or companies. The value of your investment could go up or down depending on market conditions. Equity investments generally have greater price volatility than fixed income investments. Since foreign investments trade on different markets, which have different supply and demand characteristics, their prices are not as closely linked to the U.S. markets. Foreign markets have their own market risks, and they may be more or less volatile than U.S. markets and may move in different directions. Derivatives involve the risk that changes in their value may not correlate perfectly with their underlying assets, rates, or indices.

NON-DIVERSIFIED FUND RISK

(FQ Global Alternatives Fund)

A Fund which is “non-diversified” can invest a greater percentage of its assets in a single issuer or a group of issuers than a diversified fund. To the extent that a Fund invests significant portions of its portfolio in securities of a single issuer, such as a corporate or government entity, the Fund is subject to additional risk. Specific risk is the risk that a particular security will drop in price due to adverse effects on a specific issuer. Specific risk can be reduced through diversification. It can be measured by calculating how much of a portfolio is concentrated into the few largest holdings and by estimating the individual risks that these issuers face.

28	Managers Investment Group

ADDITIONAL INFORMATION ABOUT THE FUNDS

SUMMARY OF THE FUNDS’ PRINCIPAL RISKS (CONTINUED)

POLITICAL RISK

(FQ Global Alternatives Fund, FQ Global Essentials Fund)

Changes in the political status of any country can have profound effects on the value of investments exposed to that country. Related risk factors are the regulatory environment within any country or industry and the sovereign health of the country. These risks can only be reduced by carefully monitoring the economic, political and regulatory atmosphere within countries and diversifying across countries.

PREPAYMENT RISK

(FQ Global Alternatives Fund, FQ Global Essentials Fund)

Many bonds and other fixed income securities have call provisions which allow the debtors to pay them back before maturity. This is especially true with mortgage-backed and asset-backed securities, which can be paid back at any time. Typically, debtors prepay their debt when it is to their advantage (when interest rates drop making a new loan at current rates more attractive), and thus likely to the disadvantage of security holders, who may have to reinvest prepayment proceeds in securities with lower yields. Prepayment risk will vary depending on the provisions of the security and current interest rates relative to the interest rate of the debt.

REAL ESTATE INDUSTRY RISK

(FQ Global Essentials Fund)

The stock prices of companies in the real estate industry are typically sensitive to changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, as well as the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws that could negatively affect their value. These factors may reduce the value of the Fund’s investments in REITs and the real estate industry.

REINVESTMENT RISK

(FQ Global Alternatives Fund, FQ Global Essentials Fund)

As debtors pay interest or return capital to investors, there is no guarantee that investors will be able to reinvest these payments and receive rates equal to or better than their original investment. If interest rates fall, the rate of return available to reinvested money will also fall. For example, purchasers of a 30-year, 5% coupon bond can anticipate that they will receive a 5% return on their original capital, but unless they can reinvest all of the interest receipts at or above 5%, the total return over 30 years will be below 5%. The higher the coupon and prepayment risk, the higher the reinvestment risk. An investor who plans on spending (as opposed to reinvesting) the income generated by his portfolio is less likely to be concerned with reinvestment risk and more likely to be concerned with inflation and interest rate risk than is an investor who will be reinvesting all income.

SECTOR RISK

(FQ Global Essentials Fund)

Issuers and companies that are in similar industry sectors may be similarly affected by particular economic or market events. As a result, a Fund’s performance could be more volatile than the performance of a fund that is more diversified across industry sectors.

SHORT SALES RISK

(FQ Global Alternatives Fund)

Short sales expose the Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain.

SMALL- AND MID-CAPITALIZATION STOCK RISK (FQ Tax-Managed U.S. Equity Fund, FQ U.S. Equity Fund, FQ Global Essentials Fund (Small-Capitalization Stock Risk only))

The stocks of small- and mid-capitalization companies involve more risk than the stocks of larger, more established companies because they often have greater price volatility, lower trading volume, and less liquidity. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. A Fund that invests in small- and mid-capitalization companies may underper-form other stock funds (such as large-company stock funds) when stocks of small- and mid-capitalization companies are out of favor.

TAX RISK

(FQ Global Alternatives Fund, FQ Global Essentials Fund)

Each Fund has elected and expects to qualify and be treated each taxable year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order to qualify as a regulated investment company, a Fund must meet certain requirements. One of these requirements is that at least 90% of the Fund’s gross income in each taxable year be derived from certain sources (referred to below as “qualifying income”). Each Fund invests in a manner that is consistent with its current understanding of these requirements. Congress or the Treasury Department can change or clarify these requirements at any time, possibly with retroactive effect. If Congress, the Treasury Department or the Internal Revenue Service (the “IRS”) were to take any action that altered the current understanding of these requirements, certain

Managers Investment Group	29

ADDITIONAL INFORMATION ABOUT THE FUNDS

SUMMARY OF THE FUNDS’ PRINCIPAL RISKS (CONTINUED)

types of income representing a significant portion of a Fund’s gross income may not constitute qualifying income. In that case, the Fund could be forced to change the manner in which it pursues its investment strategy. In addition, it is not certain under current law whether the income and gain derived from particular investments, such as the FQ Global Essentials Fund’s investments in commodity-linked ETNs, constitute qualifying income to the Fund. Notwithstanding the foregoing, the FQ Global Essentials Fund believes that the income and gain that it derives from its investments in commodity-linked ETNs should constitute qualifying income to the Fund. If income that does not constitute qualifying income were to represent more than 10% of the Fund’s gross income in any taxable year, the Fund could in some cases cure such failure of the gross income requirement by paying a Fund-level tax. If the Fund could not or did not cure such failure, it would cease to qualify for the special tax treatment accorded regulated investment companies under federal income tax law and the Fund would be liable for federal income tax at regular corporate income tax rates (approximately 35%) on all of its income for that taxable year. This would likely materially reduce the investment return to the Fund’s shareholders.

Shareholders should consult with their tax advisors with respect to the specific tax consequences of an investment in the Funds. Please see the Funds’ Statement of Additional Information dated March 1, 2012 (the “SAI”) for more information.

TAX MANAGEMENT RISK

(FQ Tax-Managed U.S. Equity Fund)

Tax-management strategies applied to the FQ Tax-Managed U.S. Equity Fund are designed to minimize taxable income and capital gains for shareholders. Notwithstanding the use of these strategies, the Fund may have taxable income and may realize taxable capital gains. The ability of the Fund to avoid realizing taxable gains may be affected by the timing of cash flows into and out of the Fund attributable to the payment of expenses and daily net sales and redemptions. In addition, investors purchasing shares when the Fund has large accumulated capital gains could receive a significant portion of the purchase price of these shares back as a taxable capital gain distribution. Over time, securities with unrealized gains may comprise a substantial portion of the Fund’s assets.

U.S. GOVERNMENT SECURITIES RISK

(FQ Global Alternatives Fund, FQ Global Essentials Fund)

Obligations issued by some U.S. Government agencies, authorities, instrumentalities or sponsored enterprises, such as Government National Mortgage Association (“GNMA”), are backed by the full faith and credit of the U.S. Government, while obligations issued by others, such as Federal National Mortgage Association (“FNMA”). Federal Home Loan Mortgage Corporation (“FHLMC”), and Federal Home Loan Banks (“FHLBs”), are not backed by the full faith and credit of the U.S. Government and are backed solely by the entity’s own resources or by the ability of the entity to borrow from the U.S. Treasury. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

OTHER IMPORTANT INFORMATION ABOUT THE FUNDS AND THEIR INVESTMENT STRATEGIES AND RISKS

In addition to the principal investment strategies described in this Prospectus, the Funds may also make other types of investments, and, therefore, may be subject to other risks. Some of these risks are described in the SAI.

INVESTMENT OBJECTIVES

Each Fund’s investment objective may be changed without shareholder approval. Total return, with respect to the investment objectives of each of the FQ Global Alternatives Fund and FQ Global Essentials Fund, includes capital appreciation and income.

TEMPORARY DEFENSIVE MEASURES

From time to time, each Fund may invest a portion of its assets in money market securities, cash, or cash equivalents as a temporary defensive measure. These temporary defensive measures may be inconsistent with a Fund’s investment objective and principal investment strategies. A Fund may not be able to achieve its stated investment objective while taking these defensive measures.

PORTFOLIO TURNOVER

As described in each Fund’s summary section of the Prospectus, each Fund may sell any security when it believes the sale is in the Fund’s best interest. This may result in active and frequent trading of portfolio securities which can increase the portfolio turnover. With respect to the Managers AMG FQ Global Essentials Fund, the Fund’s investment strategies are likely to result in a portfolio turnover rate greater than 100%, which would indicate that the Fund sold and replaced the entire value of its securities holdings during the previous one-year period. Higher portfolio turnover may adversely affect Fund performance by increasing Fund transaction costs and may increase your tax liability.

PORTFOLIO HOLDINGS

A description of the policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds’ SAI, which is available on the Funds’ Web site at www.managersinvest.com.

30	Managers Investment Group

ADDITIONAL INFORMATION ABOUT THE FUNDS

FUND MANAGEMENT

Each Fund is a series of Managers Trust I, a Massachusetts business trust (the “Trust”). The Trust is part of the Managers Family of Funds, a mutual fund family comprised of different funds, each having distinct investment management objectives, strategies, risks, and policies.

The Investment Manager, located at 800 Connecticut Avenue, Norwalk, Connecticut 06854, is a subsidiary of Affiliated Managers Group, Inc. (“AMG”), located at 600 Hale Street, Prides Crossing, Massachusetts 01965. The Investment Manager serves as investment manager to the Funds and is responsible for the Funds’ overall administration and operations. The Investment Manager also monitors the performance, security holdings, and investment strategies of First Quadrant, the Subadvisor to each Fund. Managers Distributors, Inc. (“MDI” or the “Distributor”), a wholly owned subsidiary of the Investment Manager, serves as the Funds’ distributor.

Pursuant to an exemptive order issued by the Securities and Exchange Commission (the “SEC”), each Fund participates in a manager of managers structure whereby the Investment Manager serves as the investment manager of each Fund and selects and recommends to the Funds’ Board of Trustees investment advisors (the “Subadvisors”) to manage each Fund’s investment portfolio. Under the terms of this exemptive order, the Investment Manager is able, subject to certain conditions and oversight by the Funds’ Board of Trustees but without shareholder approval, to hire or change the contract terms of unaffiliated Subadvisors for the Funds. The Investment Manager, subject to oversight by the Trustees, has ultimate responsibility to oversee the Subadvisors and recommend their hiring, termination, and replacement. Shareholders of a Fund continue to have the right to terminate such subadvisory agreements for the Fund at any time by a vote of a majority of the outstanding voting securities of the Fund.

First Quadrant, the Subadvisor of the Funds, founded in 1988 and located at 800 E. Colorado Blvd., Suite 900, Pasadena, California 91101, provides asset management to corporations, endowments, foundations, high net worth individuals and public pension plans. AMG indirectly owns a majority interest in First Quadrant. As of December 31, 2011, First Quadrant had assets and overlays under management of approximately $16.7 billion.

MANAGERS AMG FQ TAX-MANAGED U.S. EQUITY FUND AND MANAGERS AMG FQ U.S. EQUITY FUND

Jia Ye, PhD and David Chrisman, PhD, CFA are jointly and primarily responsible for the day-to-day management of each Fund’s portfolio and for supervising the day-to-day operations of the portfolio management team dedicated to the Funds. Ms. Ye and Mr. Chrisman make investment decisions by consensus. Ms. Ye is a Partner of First Quadrant and Chief Investment Strategist, positions she has held since 2008 and 2006, respectively. In 2000, Ms. Ye was named Director (Equities Research), responsible for overseeing the firm’s global market neutral strategies and involved in the construction of equity signals for both domestic and international markets, risk management, and product designs. Mr. Chrisman is a Director of Investment Research of First Quadrant, a position he has held since January 2006, and has been a senior member of First Quadrant’s research group since 2000. As a Director of Investment Research, he is responsible for modeling equity returns, developing optimal trading strategies, estimating and analyzing transactions costs, and investigating tax-efficient investment strategies.

The FQ Tax-Managed U.S. Equity Fund is obligated by its investment management contract to pay an annual management fee to the Investment Manager of 0.85% of the average daily net assets of the Fund. The Investment Manager, in turn, pays a portion of this fee to First Quadrant for its services as Subadvisor. The Investment Manager also provides a variety of administrative services to the FQ Tax-Managed U.S. Equity Fund under its investment management agreement with the Fund, but does not receive additional compensation for providing these services.

The FQ U.S. Equity Fund is obligated by its investment management contract to pay an annual management fee to the Investment Manager of 0.35% of the average daily net assets of the Fund. The Investment Manager, in turn, pays a portion of this fee to First Quadrant for its services as Subadvisor.

Pursuant to a separate administration and shareholder servicing agreement, the investment Manager also provides administrative services to the FQ U.S. Equity Fund, including supervising book-keeping and recordkeeping to ensure that shareholder information is accurate and up-to-date, supervising the preparation and filing of documents as required by state and Federal regulatory agencies, and providing management and oversight of all third-party service providers. As compensation for these services, the Investment Manager receives an administrative fee of 0.25% per annum of the average daily net assets of the Fund.

MANAGERS AMG FQ GLOBAL ALTERNATIVES FUND

Kenneth J. Ferguson, Ph.D and Dori Levanoni are the portfolio managers jointly and primarily responsible for the day-to-day management of the Fund. The portfolio managers make investment decisions by consensus. Mr. Ferguson is a Partner and Co-Director of Global Macro at First Quadrant, positions he has held since 2005. Prior to 2005, he served as Associate Director of Research and then Director of Research. Mr. Levanoni is a Partner and Co-Director of Global Macro at First Quadrant. He became a Partner in 2006 and Co-Director of Global Macro in 2005. Prior to 2005, he served as Associate Director of Research and then Director of Research.

The FQ Global Alternatives Fund is obligated by its investment management agreement to pay an annual management fee to the Investment Manager of 1.70% of the average daily net assets of the Fund. The Investment Manager, in turn, pays a portion of this fee to First Quadrant for its services as Subadvisor.

Pursuant to a separate administration and shareholder servicing agreement, the Investment Manager also provides administrative

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ADDITIONAL INFORMATION ABOUT THE FUNDS AND SHAREHOLDER GUIDE

FUND MANAGEMENT (CONTINUED)

services to the Fund, including supervising bookkeeping and recordkeeping to ensure that shareholder information is accurate and up-todate, supervising the preparation and filing of documents as required by state and Federal regulatory agencies, and providing management and oversight of all third-party service providers. As compensation for these services, the Investment Manager receives an administrative fee of 0.25% per annum of the average daily net assets of the Fund.

MANAGERS AMG FQ GLOBAL ESSENTIALS FUND

Edgar Peters, Kenneth J. Ferguson, Ph.D., and Dori Levanoni, the portfolio managers of the Fund, are jointly and primarily responsible for the day-to-day management of the Fund. The portfolio managers make investment decisions by consensus. Mr. Peters is a co-head of First Quadrant’s global macro research and portfolio management function and has been with First Quadrant since 2008. Prior to joining First Quadrant he spent 23 years with PanAgora Asset Management where he was, over time, an equity portfolio manager, Director of Tactical Asset Allocation, Chief Investment Officer of Macro Investments, and Chief Investment Officer. Mr. Ferguson is a Partner and Co-Director of Global Macro at First Quadrant, positions he has held since 2005. Prior to 2005, he served as Associate Director of Research and then Director of Research. Mr. Levanoni is a Partner and Co-Director of Global Macro at First Quadrant. He became a Partner in 2006 and Co-Director of Global Macro in 2005. Prior to 2005, he served as Associate Director of Research and then Director of Research.

The FQ Global Essentials Fund is obligated by its investment management contract to pay an annual management fee to the Investment Manager of 0.60% of the average daily net assets of the Fund. The Investment Manager, in turn, pays a portion of this fee to First Quadrant for its services as Subadvisor.

Pursuant to a separate administration and shareholder servicing agreement, the Investment Manager also provides administrative services to the Fund, including supervising bookkeeping and record keeping to ensure that shareholder information is accurate and up-to-date, supervising the preparation and filing of documents as required by state and Federal regulatory agencies, and providing management and oversight of all third-party service providers. As compensation for these services, the Investment Manager receives an administrative fee of 0.25% per annum of the average daily net assets of the Fund.

ADDITIONAL INFORMATION

A discussion regarding the basis for the Board of Trustees approving the Investment Management Agreement with respect to the Funds between the Trust and the Investment Manager and the Subadvisory Agreement between the Investment Manager and First Quadrant is available in the Funds’ Annual Report to Shareholders for the fiscal year ended October 31, 2011.

Additional information regarding other accounts managed by the portfolio managers, their compensation and ownership of Fund shares is available in the Funds’ SAI.

32	Managers Investment Group

SHAREHOLDER GUIDE

YOUR ACCOUNT

You may invest in the FQ Tax-Managed U.S. Equity Fund and the FQ U.S. Equity Fund by purchasing Class A, Class C or Institutional Class shares. You may invest in the FQ Global Alternatives Fund by purchasing Class A, Class C, Institutional Class or Service Class shares. You may invest in the FQ Global Essentials Fund by purchasing Investor Class, Service Class, or Institutional Class shares. Not all share classes are available for each Fund. Each class of shares is subject to different types and levels of sales charges, expenses, and minimum initial investment amounts, as described below.

The Class A and Class C shares of the FQ Tax-Managed U.S. Equity Fund, the FQ U.S. Equity Fund and the FQ Global Alternatives Fund, and the Investor Class shares of the FQ Global Essentials Fund are subject to the expenses of a 12b-1 plan of distribution adopted by the Board of Trustees, and certain classes of shares also bear shareholder servicing fees. Because each class bears fees and expenses in different amounts, the NAV per share of the classes may differ. In all other material respects, the Class A, Class C, Institutional Class, Investor Class and Service Class shares are the same, each share representing a proportionate interest in a Fund.

Each Fund and class of shares is subject to a minimum (and possible maximum) initial investment amount, as described on page 39.

Your purchase or redemption of Fund shares is based on each class’s share price. The price at which you purchase and redeem your shares is based on the NAV per share next determined after your purchase or redemption order is received on each day the New York Stock Exchange (the “NYSE”) is open for trading. The NAV per share of each class of shares of a Fund is equal to the class’s net worth (assets minus liabilities) divided by the number of shares outstanding for that class. The NAV for each class is calculated at the close of regular business of the NYSE, usually 4:00 p.m. New York time. Purchase orders received after 4:00 p.m. from certain processing organizations that have entered into contractual arrangements with the Funds will also receive that day’s offering price provided that the purchase orders the processing organization transmits to the Funds were received by the processing organization in proper form before 4:00 p.m. Likewise, redemption orders received after 4:00 p.m. from certain processing organizations that have entered into contractual arrangements with the Funds will also be redeemed at the NAV computed that day provided that the orders the processing organization transmits to the Funds were received by the processing organization in proper form before 4:00 p.m.

Investments traded in foreign markets may trade when the NYSE is closed. Those investments are generally valued at the closing of the exchange where they are primarily traded. Foreign securities may trade on days when a Fund is not open for business, thus affecting the value of a Fund’s assets on days when Fund shareholders may not be able to buy or sell Fund shares.

FAIR VALUE POLICY

Each Fund’s investments are generally valued based on market quotations provided by third-party pricing services approved by the Board of Trustees of the Trust. Under certain circumstances, a Fund investment will be priced based on an evaluation of its fair value, according to procedures established by and under the general supervision of the Board of Trustees. Each Fund uses the fair value of a portfolio investment to calculate its NAV when, for example:

•	Market quotations are not readily available because a portfolio investment is not traded in a public market or the principal market in which the investment trades is closed;

•	Trading in a portfolio investment is suspended and has not resumed before the Fund calculates NAV;

•

A significant event affecting the value of a portfolio investment is determined to have occurred between the time of the market quotation provided for a portfolio investment and when the Fund calculates NAV;

•	An investment’s price has remained unchanged over a period of time (often referred to as a “stale price”); or

•	The Investment Manager determines that a market quotation is inaccurate.

Portfolio investments that trade primarily on foreign markets are priced based on the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Investment Manager’s determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which a Fund calculates its NAV. In accordance with procedures approved by the Board of Trustees, the Investment Manager relies on recommendations of a third-party fair valuation service in adjusting the prices of such foreign securities. A Fund’s investments in derivative instruments traded in foreign markets (including futures contracts on equity and fixed income securities and security indexes and options on futures contracts, securities and security indexes) are priced based on the market quotation of such instruments in their respective principal markets as of the close of regular business on the NYSE. Under certain circumstances, the Investment Manager may adjust such prices based on its determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which the Fund calculates its NAV.

Each Fund may invest in securities that may be thinly traded. The Board of Trustees has adopted procedures to adjust prices when thinly traded securities are judged to be stale so that they reflect fair value.

An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations. An investment’s valuation may differ depending on the method used and the factors considered in determining value according to the Funds’ fair value procedures.

Managers Investment Group	33

SHAREHOLDER GUIDE

CHOOSING A SHARE CLASS

As described below, investors can choose between the following share classes when investing in the Funds:

•	Class A

•	Class C

•	Institutional Class

•	Service Class

•	Investor Class

Not all share classes are available for each Fund.

The classes differ in the way that they deal with Fund expenses. When choosing a share class, it is important to consider these four factors:

•	The amount you plan to invest;

•	The length of time you intend to keep the money invested;

•	Your investment objectives; and

•	The expenses and charges for the class.

We recommend that you discuss your investment goals and choices with your financial professional to determine which share class is right for you.

CLASS A SHARES

FQ Tax-Managed U.S. Equity Fund

FQ U.S. Equity Fund

FQ Global Alternatives Fund

The offering price of Class A shares equals the current share price, or NAV, plus an initial sales charge that varies according to the total amount you invest, as shown below. In addition, for purchases of Class A shares of $1 million or more that are not assessed a sales charge at the time of purchase, you will be charged a 1% fee on shares redeemed or exchanged for shares of a fund not subject to an initial sales charge within the first 18 months of purchase, as described below. Shareholders of Class A shares of each of the FQ U.S. Equity Fund and the FQ Global Alternatives Fund may bear shareholder servicing fees of up to 0.25% and 0.20%, respectively, for shareholder servicing provided by financial intermediaries, such as broker-dealers, banks, and trust companies. See “Investing Through an Intermediary” on page 37 for more information on shareholder servicing fees paid to financial intermediaries. Class A shareholders of each Fund also pay annual distribution and shareholder service (12b-1) fees of 0.25%. See page 37 for more information on 12b-1 fees.

SALES CHARGE REDUCTIONS AND WAIVERS

FQ Tax-Managed U.S. Equity Fund

FQ U.S. Equity Fund

FQ Global Alternatives Fund

To determine the initial sales charge, we add the current NAV of any existing investments in the Managers Family of Funds to the amount of your investment, which could mean a lower sales charge. You may also be eligible for a reduced sales charge if you do the following:

•

You may add Managers Funds held by other fiduciaries on your behalf. To obtain this benefit, you must tell us when you buy Class A shares about your ownership of these other funds and ask us to calculate your sales charge accordingly. You must also inform your broker-dealer or other financial intermediary of any other investments you own in the Managers Family of Funds.

•

You may submit a Letter of Intent to buy more shares. If you agree to invest a definite amount in Class A shares of the Fund over the 13 months following your first purchase, we calculate the initial sales charge as if you are purchasing all the shares at one time. You could lower the sales charge still further if you include investments in other funds in the Managers Family of Funds in your Letter of Intent.

CALCULATING THE CLASS A SALES CHARGE

If the amount of your purchase is...	Your initial sales charge as a % of the offering price is:	Your initial sales charge as a % of the net amount you invested is:	The one-time dealer allowance as a % of the share price is:
Less than $25,000	5.75	6.10	5.00
$25,000 - $49,999	5.00	5.26	4.25
$50,000 - $99,999	4.50	4.71	3.75
$100,000 - $249,999	3.50	3.63	2.75
$250,000 - $499,999	2.50	2.56	2.00
$500,000 - $999,999	1.50	1.52	1.20
$1,000,000 or more	None*	None*	None*

*	If you acquire or hold $1 million or more of Class A shares of a Fund or across the Managers Family of Funds, either as a lump sum or through the rights of accumulation or letter of intent programs, you can buy Class A shares without an initial sales charge. Unless you exchange Class A shares for Class A shares of another fund, there is a 1.00% contingent deferred sales charge on any such shares not subject to an initial sales charge that you redeem or exchange within 18 months of purchase. The Distributor may make a payment to financial intermediaries with respect to such shares not subject to an initial sales charge. These commissions are paid at the rate of up to 1.00% of net sales of $1 million or more. The Distributor may withhold these payments with respect to short-term investments. Please see “CDSC Reductions and Waivers” for additional information regarding contingent deferred sales charges.

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CHOOSING A SHARE CLASS (CONTINUED)

•	We may waive the initial sales charge in our discretion or for investments by certain eligible investors, including:

—	Omnibus accounts established in conjunction with certain tax-qualified employee benefit plans;

—	Accounts established by financial intermediaries that have selling agreements with the Distributor or have services agreements with the Investment Manager;

—	Current or retired officers and trustees of the Trust and other funds of the Managers Family of Funds, as well as their family members;

—

Current or retired officers, directors, and employees of AMG and certain participating affiliated companies of AMG, the immediate family members of any such officer, director, or employee (including parents, grandparents, spouses, children, grandchildren, siblings, fathers/mothers-in-law, sisters/brothers-in-law, daughters/sons-in-law, nieces, nephews, and domestic partners), and a trust or plan established primarily for the benefit of any of these individuals;

—

Certain charitable or governmental organizations, investment advisors making purchases for their own accounts or the accounts of advisory clients, bank trust departments or trust companies making purchases on behalf of trust or fiduciary accounts; and

—	Wrap-fee accounts or asset allocation programs in which the shareholder pays an asset-based service fee.

•

If you reinvest the amount you receive from the sale of your shares within 180 calendar days after the purchase, there is no charge. You may exercise this reinvestment privilege only once per Fund investment, and additional restrictions may apply.

For more information on sales charge reductions and waivers, consult your registered financial professional, the Funds’ Web site at www.managersinvest.com, or the SAI.

CLASS C SHARES

FQ Tax-Managed U.S. Equity Fund

FQ U.S. Equity Fund

FQ Global Alternatives Fund

Class C shares have no up-front sales charges. Your entire amount invested purchases Fund shares at the class’ NAV. You do not bear shareholder servicing fees for shareholder servicing provided by financial intermediaries, such as broker-dealers, banks, and trust companies. See “Investing Through an Intermediary” on page 37 for more information on shareholder servicing fees paid to financial intermediaries. However, you do pay:

•

A surrender charge (referred to as “contingent deferred sales charge,” or CDSC) on shares you sell or exchange for shares of a fund that are not subject to a sales charge, within one year of your purchase; and

•	Higher annual expenses than Class A shares on your investment for ten years after your purchase.

•

If you reinvest the amount you receive from the sale of your shares within 180 calendar days after the purchase, there is no charge. You may exercise this reinvestment privilege only once per Fund investment, and additional restrictions may apply.

•	An annual distribution and shareholder service (12b-1) fee of 1.00%. See page 37 for more information on 12b-1 fees.

Class C shares convert to an equal dollar value of Class A shares at the end of the tenth year after purchase.

CDSC REDUCTIONS AND WAIVERS

FQ Tax-Managed U.S. Equity Fund

FQ U.S. Equity Fund

FQ Global Alternatives Fund

For Class C shares and certain large purchases of Class A shares, you will be charged a CDSC on shares you sell or exchange for shares of a fund that does not have a sales charge.

To minimize the CDSC you pay:

•	The Funds assume that shares acquired through reinvested dividends and capital gains distributions (which are not subject to a CDSC) are sold first.

•	Shares that have been in your account long enough so they are not subject to a CDSC are sold next.

•	After these shares are exhausted, the Funds sell shares in the order in which they were purchased, from oldest to newest.

The amount of any CDSC that you pay is based on the shares’ original purchase price or current NAV, whichever is less.

A Fund or the Distributor may, in its discretion, waive the CDSC any time, including when the following circumstances occur:

•	Certain benefit payments and mandatory withdrawals under retirement plans;

•	Death or disability of the shareholder; and

•	Payments under a qualifying automatic redemption plan.

You do not pay a CDSC when you exchange shares of a Fund to buy the same class of shares of any other fund in the Managers Family of Funds. If you sell the shares that you acquired by exchanging shares of the Fund, the Fund calculates the CDSC as if you held the shares from the date you originally purchased the shares you exchanged.

Consult your registered financial professional, the Funds’ Web site at www.managersinvest.com, or the SAI for more information about CDSC waivers.

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CHOOSING A SHARE CLASS (CONTINUED)

MAXIMUM INVESTMENT IN CLASS C SHARES

FQ Tax-Managed U.S. Equity Fund

FQ U.S. Equity Fund

FQ Global Alternatives Fund

The Funds will refuse a purchase order for Class C shares when the total value of the purchase, plus the value of existing investments in the Managers Family of Funds, is $1,000,000 or more. If you are considering cumulative purchases of $1,000,000 or more in the Managers Family of Funds, consult your registered investment professional to determine whether Class A shares may be more to your advantage.

INVESTOR CLASS SHARES

FQ Global Essentials Fund

Investor Class shares have no up-front sales charges or deferred sales charges. Your entire amount invested purchases Fund shares at the Investor Class’s NAV. Shareholders may bear shareholder servicing fees of up to 0.25% for shareholder servicing provided by financial intermediaries, such as broker dealers, banks, and trust companies. See “Investing Through an Intermediary” on page 37 for more information on shareholder servicing fees paid to financial intermediaries. Shareholders of Investor Class shares also pay annual distribution and shareholder service (12b-1) fees of 0.25%. See page 37 for more information on 12b-1 fees.

SERVICE CLASS SHARES

FQ Global Alternatives Fund

FQ Global Essentials Fund

Service Class shares have no up-front sales charges or deferred sales charges. Your entire amount invested purchases Fund shares at the Service Class’ NAV. Shareholders may bear shareholder servicing fees of up to 0.25% for shareholder servicing provided by financial intermediaries, such as broker-dealers, banks, and trust companies. See “Investing Through an Intermediary” on page 37 for more information on shareholder servicing fees paid to financial intermediaries. The Service Class shares do not pay annual distribution and shareholder service (12b-1) fees.

INSTITUTIONAL CLASS SHARES

All Funds

Institutional Class shares have no up-front sales charges or deferred sales charges. Your entire amount invested purchases Fund shares at the Institutional Class’ NAV. Shareholders do not bear shareholder servicing fees for shareholder servicing provided by financial intermediaries, such as broker-dealers, banks, and trust companies. See “Investing Through an Intermediary” on page 37 for more information on shareholder servicing fees paid to financial intermediaries. The Institutional Class shares do not pay annual distribution and shareholder service (12b-1) fees.

COMPARING FEES AND EXPENSES FOR SHARE CLASSES

	Class A Shares	Class C Shares	Investor Class Share	Service Class Shares	Institutional Class Shares
Sales Charge	Up to 5.75% of total investment, depending on investment amount (see table on page number [PgNo])	None	None	None	None

Surrender Charge (CDSC)	None (except with respect to certain redemptions or exchanges of shares not subject to an initial sales charge)	1% of purchase or sale, whichever is less, within one year of purchase	None	None	None

Operating Expenses	Lower than Class C shares	Higher than Class A shares	Higher than Service Class shares	Lower than Class A and Investor Class shares	Lower than Service Class shares

Annual Return	Higher than comparable investment in Class C shares	Lower than Class A shares	Lower than Service Class shares	Higher than comparable investment in Class A and Investor Class shares	Higher than comparable investment in Service Class shares

Distribution & Service(12b-1) Fees	0.25%	1.00%	0.25%	None	None

Financial Intermediary Shareholder Servicing Fees	None for FQ Tax-Managed U.S. Equity Fund and FQ U.S. Equity Fund, up to 0.20% for FQ Global Alternatives Fund	None	Up to 0.25%	Up to 0.25%	None

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INVESTING THROUGH AN INTERMEDIARY

If you invest through a third party such as a bank, broker-dealer, or other financial intermediary, rather than directly with the Funds, certain purchase and redemption policies, fees, and minimum investment amounts may differ from those described in this Prospectus. The Funds may also participate in programs with national brokerage firms that limit a shareholder’s transaction fees, and may pay fees to these firms in return for shareholder servicing provided by these programs. The servicing fees are paid out of the assets of the Class A and Service Class shares of the FQ Global Alternatives Fund and the Investor Class and Service Class shares of the FQ Global Essentials Fund on an ongoing basis and will increase the cost to shareholders who invest in such shares. These payments may provide the intermediary with an incentive to favor sales of shares of a Fund over other investment options.

The Investment Manager and/or the Distributor may pay compensation (directly and not as an expense of a Fund) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries or service providers in connection with the sale or retention of Fund shares and/or shareholder servicing. This compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of a Fund over other investment options. Any such payments will not change the NAV or the price of a Fund’s shares.

DISTRIBUTIONS AND SERVICE (12B-1) FEES

The Funds have adopted a Distribution and Service Plan (12b-1 Plan) for Class A, Class C, and Investor Class shares that allows the Funds to pay fees for selling and distributing Class A, Class C and Investor Class shares and for providing service to shareholders of Class A, Class C and Investor Class shares. The 12b-1 fees are paid to the Distributor to cover the Class A’s, Class C’s and Investor Class’ sales, marketing, and promotional expenses. Because 12b-1 fees are deducted from the net assets of Class A, Class C and Investor Class shares on an ongoing basis, they increase the cost of your investment the longer you hold it and will result in lower total returns and may end up costing you more than other types of sales charges.

Class A Shares

•

The selling broker-dealer may retain all or a portion of the front-end sales charge you pay on these shares, identified as the dealer allowance in the comparison chart on page 36. The Funds use the 12b-1 fee to defray this payment.

•	Fees paid to the Distributor may not exceed 0.25% annually of the Class A average daily NAV.

Class C Shares

•

The Distributor pays the selling broker-dealer 1.00% of the purchase amount. The Funds use part of the proceeds from the CDSC (applicable to shares sold within one year of purchase) and the 12b-1 fee to defray this payment.

•	The payments for shareholder servicing may not exceed an annual rate of 0.25% of the Class C average daily NAV.

Investor Class Shares

•	Fees paid to the Distributor may not exceed 0.25% annually of the Investor Class average daily NAV.

TRANSACTION POLICIES

OPENING YOUR ACCOUNT

You can set up your account either through a registered financial professional or on your own, by submitting your completed application to the Funds with your initial investment. Your account application must be in “good order” before we can process it; that is, the application must contain all of the information and documentation requested. Failing to provide what we request may delay the purchase date or cause us to reject your application and return your investment monies.

BUYING AND SELLING SHARES

You may buy shares of the Funds once you set up an account. You also may buy additional shares or sell your shares any day that the NYSE is open for business. When you buy or sell Fund shares, the price is the NAV per share, plus or minus any applicable sales charges described above, that is calculated after we receive your order in proper form. Each class’ NAV is calculated at the close of regular trading on the NYSE, usually 4:00 p.m. New York time.

PROCESSING ORDERS

If you sell shares in the Funds, the Funds will send your check to the address we have on file for your account. A request to send a check to any other address or a third-party requires a signature medallion guarantee. If the sale of your shares follows a purchase by check, the Funds may hold the proceeds of your sale for up to 15 calendar days to ensure that the check has cleared. Automated Clearing House (“ACH”) transactions are also subject to a 15 calendar day holding period.

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HOW TO BUY OR SELL SHARES

	If you wish to open an account and buy shares*	If you wish to add shares to your account*	If you wish to sell shares*,†

Through your registered investment professional:	Contact your investment advisor or other investment professional	Send any additional monies to your investment professional to the address on your account statement	Contact your investment advisor or other investment professional

On your own: By mail	Complete the account application, then mail the application and a check payable to Managers to: Managers c/o BNY Mellon Investment Servicing (US) Inc. PO Box 9769 Providence, RI 02940-9769

Send a letter of instruction and a check payable to Managers to:

Managers

c/o BNY Mellon Investment Servicing

(US) Inc.

PO Box 9769

Providence, RI 02940-9769

(Include your account number and fund name on your check)

Write a letter of instruction containing:

•    Name of the Fund

•    Dollar amount or number of shares you wish to sell

•    Your name

•    Your account number

•    Signatures of all account owners

Mail your letter to: Managers

c/o BNY Mellon Investment

Servicing (US) Inc.

PO Box 9769

Providence, RI 02940-9769

By telephone	Not available	If your account has already been established, call the transfer agent at 800.548.4539	If you elected telephone redemption privileges on your account application, call us at 800.548.4539. Telephone redemptions are available only for redemptions of less than $50,000 for Class A, Class C, Investor Class, and Service Class shares and $250,000 for Institutional Class shares.

Over the Internet	Not available	If your account has already been established, go to our Web site at www.managersinvest.com	Go to our Web site at www.managersinvest.com. Internet redemptions are available only for redemptions of less than $50,000 for Class A, Class C, Investor Class shares and Service Class shares and $250,000 for Institutional Class shares.

By bank wire	Not available	Call us at 800.548.4539 for instructions	Available if bank wire instructions are on file for your account

*	Please indicate which class of shares you are buying or selling when you place your order.

†	Redemptions of $50,000 or more for Class A, Class C, Investor Class and Service Class shares and $250,000 or more for Institutional Class shares require a medallion signature guarantee. A medallion guarantee is a signature guarantee by a Guarantor Institution, which is participating in a Signature Guarantee Program recognized by the Securities Transfer Association (STA). Telephone and Internet redemptions are available only for redemptions that are below $50,000 for Class A, Class C, Investor Class and Service Class shares and below $250,000 for Institutional Class shares.

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INVESTMENT MINIMUMS

Your cash investments in the Funds must be in U.S. dollars. We do not accept third-party or “starter” checks.

Share Class	Initial Investment	Additional Investments
Class A:
• Regular Accounts	$2,000	$100
• Individual Retirement Accounts	$1,000	$100

Class C:
• Regular Accounts	$2,000	$100
• Individual Retirement Accounts	$1,000	$100

Investor Class:
• Regular Accounts	$2,000	$100
• Individual Retirement Accounts	$1,000	$100

Service Class:
• Regular Accounts	$25,000	$100
• Individual Retirement Accounts	$10,000	$100

Institutional Class:
(except for FQ Global Alternatives & FQ Global Essentials)
• Regular Accounts	$2,500,000	$1,000
• Individual Retirement Accounts	$50,000	$1,000

Institutional Class: (FQ Global Alternatives)
• Regular Accounts	$1,000,000	$1,000
• Individual Retirement Accounts	$50,000	$1,000

Institutional Class: (FQ Global Essentials)
• Regular Accounts	$100,000	$1,000
• Individual Retirement Accounts	$50,000	$1,000

The minimum initial and additional investment amounts may be waived for investments by current or retired officers and trustees of the Trust and other funds of the Managers Family of Funds, as well as their family members, current or retired officers, directors, and employees of AMG and certain participating affiliated companies of AMG; the immediate family members of any such officer, director, or employee (including parents, grandparents, spouses, children, grandchildren, siblings, fathers/mothers-in-law, sisters/brothers-in-law, daughters/sons-in-law, nieces, nephews, and domestic partners); and a trust or plan established primarily for the benefit of any of the foregoing persons. Additionally, the Fund or the Distributor may, in its discretion, waive the minimum initial or additional investment amounts at any time. With respect to the FQ U.S. Equity Fund and FQ Tax-Managed U.S. Equity Fund, the minimum additional investment amount for Institutional Class shares shall be waived for investments by accounts established prior to March 1, 2006 (the date on which each Fund’s existing share class was redesignated as Institutional Class shares).

OTHER PURCHASE INFORMATION

Subject to the approval of the Trust and in accordance with the Trust’s policies and procedures, an investor may purchase shares of a Fund with securities that are eligible for purchase by the Fund (consistent with the Fund’s investment policies and restrictions) and that have a value that is readily ascertainable and determined in accordance with the Trust’s valuation policies. These transactions will be effected only if the Investment Manager or the Subadvisor intends to retain the security in a Fund as an investment. Assets purchased by a Fund in such transactions will be valued in generally the same manner as they would be valued for purposes of pricing the Fund’s shares, if such assets were included in the Fund’s assets at the time of purchase. The Trust reserves the right to amend or terminate this practice at any time.

SIGNATURE GUARANTEE

If you are selling $50,000 or more worth of Class A, Class C, Investor Class or Service Class shares or $250,000 or more of Institutional Class shares, you will need to provide a Fund with a medallion guarantee, an imprint that verifies the authenticity of your signature. The medallion program offers shareholders added protection because it guarantees that the person who signs the transaction request is the actual shareholder or legally authorized representative.

We accept medallion imprints only from a guarantor institution such as a bank, broker-dealer, credit union, national securities exchange, or savings association that is a recognized participant of the Securities Transfer Agents Medallion Program (STAMP) 2000. When requesting a medallion signature guarantee from a guarantor

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SHAREHOLDER GUIDE

institution, please be sure it is issued in an amount that covers your planned transaction. A notary public cannot provide a signature guarantee.

UNAUTHORIZED TRANSACTIONS

The Funds are not responsible for any losses due to unauthorized transactions as long as the Funds follow reasonable security procedures designed to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange shares by telephone or the Internet, call the Funds at 800.548.4539 for instructions.

LIMITATIONS ON THE FUNDS

The Funds may restrict or limit certain transactions, including, but not limited to, the following examples:

•

Redeem your account if, due to redemptions, its value falls below $500 with respect to Class A, Class C or Investor Class shares, $5,000 with respect to Service Class shares, or $50,000 with respect to Institutional Class shares, but not until the Fund gives you 60 days’ notice and the opportunity to increase your account balance to the minimum account balance amount;

•	Suspend sales or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings or when the SEC restricts trading;

•	Change the minimum required investment amounts;

•	Delay sending out sales proceeds for up to seven days. This usually applies to very large sales without notice, excessive trading, or during unusual market conditions;

•	Make a redemption-in-kind, a payment in portfolio securities instead of in cash;

•	Refuse a buy order for any reason, including your failure to submit a properly completed application;

•

Refuse an exchange request for any person or group if a Fund determines that the request could adversely affect the Fund, for example, if the person or group has engaged in excessive trading. (See “Limiting Trades” on this page) This determination is at the Investment Manager’s discretion, based on a case-by-case analysis consistent with the Trust’s policies and procedures regarding frequent trading; and

•	End or limit the exchange privilege policy after giving 60 days’ advance notice to shareholders or impose fees in connection with exchanges or sales.

FREQUENT TRADING POLICY

The Board of Trustees of the Trust has adopted policies and procedures reasonably designed to prevent frequent trading in shares of the Funds, commonly referred to as “market timing.” These activities may disrupt management of the Funds’ portfolios, increase the Funds’ expenses, and have a negative impact on the Funds’ performance. There may be additional risks due to frequent trading activities.

The FQ Global Essentials Fund may be subject to additional risks of frequent trading activities because of the potential for time-zone arbitrage relating to the foreign investments held by the Fund. As described previously, the Fund has adopted fair value procedures to minimize these risks.

Monitoring Trades

To help prevent frequent trading, the Investment Manager monitors the trading activities of Fund accounts on a daily basis, including large accounts maintained directly with the Funds’ transfer agent. If the Investment Manager determines that an account shows a pattern of excessive trading and/or excessive exchanging among the Managers Family of Funds, the Investment Manager reviews the account’s activities and may warn the account owner and/or restrict the account. The Investment Manager also notifies the Funds’ transfer agent of any restriction and periodically informs the Board of Trustees about the implementation of these frequent trading policies and procedures.

Limiting Trades

The Funds may refuse a purchase order for any reason and will limit or refuse an exchange request if the Investment Manager believes that a shareholder is engaging in market timing activities that may harm the Funds and their shareholders. Transactions accepted by a financial intermediary that violate the Funds’ frequent trading policies are not considered to be acceptable by the Funds, and the Funds may reject them on the next business day after the financial intermediary has received them.

Although the Funds use reasonable efforts to prevent market timing activities in the Funds, their efforts may not always succeed. For example, although the Funds strive to apply these policies and procedures uniformly to all accounts, the Funds receive certain purchase, exchange, and redemption orders through financial intermediaries that maintain omnibus accounts with the Funds. Although the Funds have attempted to put safeguards in place to ensure that financial intermediaries have implemented procedures designed to deter market timing, the Funds’ ability to detect frequent trading activities by investors who hold shares through financial intermediaries will still be limited by the ability of the Funds and such intermediaries to monitor for a pattern of excessive trading and/or excessive exchanging within an omnibus account.

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INVESTOR SERVICES

AUTOMATIC INVESTMENTS

You may arrange to make automatic deductions at regular intervals from a designated bank account.

AUTOMATIC REINVESTMENT PLAN

This plan lets you conveniently reinvest your dividends and capital gain distributions in additional shares of the Funds.

AUTOMATIC REDEMPTIONS

With this feature, you can easily redeem a set amount each month from your account. You may make automatic monthly redemptions of $100 or more. Redemptions are normally completed on the 25th day of each month. If the 25th day falls on a weekend or holiday, the Funds will complete the redemption on the next business day.

RETIREMENT PLANS

You may hold your shares in a traditional or Roth IRA, which are available to you at no additional cost. Call us at 800.548.4539 to get more information and an IRA kit.

EXCHANGE PRIVILEGES

To enhance your investment flexibility, we allow you to exchange your shares of the Funds for the same class of shares of other funds managed by the Investment Manager or for shares of other funds managed by the Investment Manager that are not subject to a sales charge (load). Not all funds managed by the Investment Manager offer all classes of shares or are open to new investors. In addition to exchanging into other Managers’ funds described above, you also may exchange your shares of the Funds through Managers for shares in the Agency share class of the JPMorgan Liquid Assets Money Market Fund (the “JPMorgan Fund”).

In addition, the following restrictions apply:

•

Except for the JPMorgan Fund, the value of the shares exchanged must meet the minimum purchase requirement of the fund for which you are exchanging them. There is no minimum purchase requirement to exchange into the JPMorgan Fund.

•	If you exchange Class A shares of a Fund, you will not be charged an initial sales charge on the shares for which you are exchanging them.

•

Except for a CDSC that may be applicable to your exchange of Class A or Class C shares, there is no fee associated with the exchange privilege; however, your exchange may result in tax consequences. For details, see “Taxability of Transactions” on pages 42-43.

•	The exchange privilege is available only if both of the accounts involved in the transaction are registered in the same name with the same address and taxpayer identification number.

•	If you sell Class C shares you acquired through an exchange within a year, we calculate any CDSC from the date you originally purchased the shares that you exchanged.
•

If you sell Class A shares you acquired through an exchange following a purchase of $1 million or more, we determine if a CDSC is applicable by referring to the date you originally purchased the shares that you exchanged to determine if you have held the shares for less than 18 months.

You can request your exchange in writing, by telephone (if elected on the application), by Internet, or through your investment advisor, bank, or investment professional. Normally, we will execute the entire exchange transaction in a single business day.

Be sure to read the prospectus of any fund that you are considering for an exchange. Subject to the restrictions above, when you purchase a fund’s shares by exchange, the same terms and conditions that apply to any new investment in that fund also apply to the exchange. The Funds may discontinue, alter, or limit the exchange privileges at any time, subject to applicable law.

ACCOUNT STATEMENTS

The Funds will send you quarterly and yearly statements with details about your account activity. The Funds will also send you a Form 1099-DIV annually (unless your account is an IRA) that shows the tax breakdown of any dividends and distributions you received from your account. In addition, you will receive a confirmation after each trade execution.

COST BASIS REPORTING

Upon the redemption of your shares in a Fund, the Fund or, if you purchase your shares through a financial intermediary, your financial intermediary generally will be required to provide you and the IRS with cost basis information. This cost basis reporting requirement is effective for shares purchased, including through dividend reinvestment, on or after January 1, 2012. Please see
http://investor.managersinvest.com/home.html or contact the Funds at 800.548.4539, or consult your financial intermediary, as appropriate, for more information regarding available methods for cost basis reporting and how to select a particular method. Please consult your tax advisor to determine which available cost basis method is best for you.

DIVIDENDS AND DISTRIBUTIONS

The Funds normally declare and pay any income dividends and net capital gain distributions, if any, annually in December. Most investors have their dividends and distributions reinvested in additional shares, and the Funds will do this automatically unless you request otherwise. You may also change your election any time by giving the Funds written notice at least 10 days before the scheduled payment date.

CHANGES TO YOUR ACCOUNT

The Funds will mail correspondence and other materials to the address on file for you. Please notify the Funds immediately of any changes to your address or to other information that might affect your account.

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CERTAIN FEDERAL INCOME TAX INFORMATION

The following tax information is a general summary of certain U.S. federal income tax consequences applicable to an investment in the Funds under the Code, as in effect as of the date of this Prospectus. A more detailed tax discussion is provided in the SAI. The Funds do not intend for this information to address all aspects of taxation that may apply to individual shareholders or to specific types of shareholders such as insurance companies, financial institutions, tax-deferred retirement plans, broker-dealers, and foreign persons, each of whom may qualify for special treatment under U.S. federal income tax laws. You should consult a tax advisor about the U.S. federal, state, local, and foreign tax consequences to you of your investment in the Funds based on your particular circumstances.

Each Fund has elected and intends to qualify and be treated each taxable year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, a Fund must meet certain requirements. One of these requirements is that at least 90% of the Fund’s gross income in each taxable year derive from qualifying income. Each Fund invests in a manner that is consistent with its current understanding of these requirements. A Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation, and consequently a reduction in income available for distribution to shareholders. The FQ Global Essentials Fund invests in commodity-linked ETNs. It is not certain under current law whether the income and gain derived from commodity-linked ETNs constitute qualifying income. Notwithstanding the foregoing, the FQ Global Essentials Fund believes that the income and gain that it derives from its investments in commodity-linked ETNs should constitute qualifying income to the Fund. If the income or gain from a particular instrument were later determined not to constitute qualifying income, and, together with any other nonqualifying income, caused the Fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a regulated investment company unless it were eligible to and were to cure such failure by paying a Fund-level tax.

TAXABILITY OF DIVIDENDS AND DISTRIBUTIONS

For U.S. federal income tax purposes, distributions of investment income, whether reinvested or taken as cash, are generally taxable to you as ordinary income. Taxes on distributions of capital gains are determined by how long each Fund owned or is considered to have owned the investments that generated them, rather than how long you have owned your shares.

•

Distributions from the sale of investments that a Fund owns or is considered to have owned for more than one year and that are properly reported by the Fund as capital gain dividends are taxable to you as long-term capital gains.

•	Long-term capital gain rates applicable to individuals have been temporarily reduced—in general to 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning on or before December 31, 2012. These reduced rates will expire for taxable years beginning on or after January 1, 2013, unless Congress enacts legislation providing otherwise.

•	Distributions from the sale of investments that a Fund owns or is considered to have owned for one year or less are taxable to you as ordinary income.

•

Properly reported distributions of “qualified dividend income” are taxable to you at the rate that applies to long-term capital gains for taxable years beginning on or before December 31, 2012, provided that both you and the Fund meet certain holding period and other requirements. This provision will expire for taxable years beginning on or after January 1, 2013, unless Congress enacts legislation providing otherwise. The FQ Global Alternatives Fund and the FQ Global Essentials Fund do not expect a signaficant portion of their distributions to be derived from qualified dividend income.

•

Effective for taxable years beginning on or after January 1, 2013, the “net investment income” of individuals, estates and trusts will be subject to a new 3.8% Medicare contribution tax, to the extent such income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends paid by a Fund, including any capital gain dividends but excluding any exempt-interest dividends, and net capital gains recognized on the sale, redemption or exchange of shares of a Fund. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.

•	Distributions are taxable to you in the same manner whether you receive them in cash or reinvest them in additional shares.

Distributions by a Fund to retirement plans that qualify for tax-exempt treatment under U.S. federal income tax laws are not taxable. By investing in the Fund through such a plan, you will not be subject to tax on distributions from the Fund so long as the amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan. You should consult your tax advisor to determine the suitability of a Fund as an investment through your retirement plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in a Fund) from such a plan.

TAXABILITY OF TRANSACTIONS

Any gain or loss that results from the sale, exchange (including an exchange of a Fund’s shares for shares of another fund) or redemption of your shares will be treated generally as capital gain or loss for U.S. federal income tax purposes, which will be long-term or short-term depending on how long you have held your shares.

Class C shares of FQ Tax-Managed U.S. Equity Fund, FQ U.S. Equity Fund, and FQ Global Altnernatives Fund automatically convert to Class A shares of the Funds at the end of the tenth year after purchase. The IRS currently treats these automatic conversions as not taxable to you. If the IRS changes its tax treatment, the Fund may suspend the automatic conversion feature. If this happens, you

42	Managers Investment Group

SHAREHOLDER GUIDE

CERTAIN FEDERAL INCOME TAX INFORMATION

would have the option to convert your Class C shares at the end of the tenth year to Class A shares. This exchange would be based on the relative NAV of the Class A and the Class C shares and would not result in a sales charge or fee, but you might face certain tax consequences.

OTHER TAX MATTERS

A Fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s return on those investments would generally be decreased. If more than 50% of the value of a Fund’s total assets at the close of taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to “pass through” to you foreign income taxes that it pays. If this election is made, you will be required to include your share of those taxes in gross income as a distribution from the Fund and you generally will be allowed to claim a credit (or a deduction, if you itemize deductions) for such amounts on your federal U.S. income tax return, subject to certain limitations. You will generally not be entitled to claim a credit or deduction for U.S. federal income tax purposes with respect to Foreign taxes paid by the Fund.

Certain of a Fund’s investments, including certain debt instruments, derivatives, foreign securities or foreign currencies, ETNs, and shares of other investment funds, such as ETFs and REITts, could affect the amount, timing and character of distributions you receive and could cause the Fund to recognize taxable income in excess of the cash generated by such investments (which may require the Fund to liquidate other investments in order to make required distributions). Because the tax rules applicable to such investments may be uncertain under current U.S. federal income tax law, an adverse determination or future IRS guidance with respect to these rules may affect whether a Fund has derived its income from the proper sources, made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax. Please see the SAI for more detailed information.

TAX WITHHOLDING

To avoid back-up withholding of U.S. federal income taxes on distributions or sale proceeds, federal law requires you to:

•	Provide your Social Security Number (“SSN”) or other taxpayer identification number (“TIN”);

•	Certify that your SSN or TIN is correct; and

•	Certify that you are not subject to back-up withholding.

In addition, the Funds must also withhold taxes on distributions and sale proceeds if the IRS notifies the Funds that the SSN or TIN you provided is incorrect, or the IRS notifies the Funds that you have failed to properly report certain interest and dividend income.

Managers Investment Group	43

FINANCIAL HIGHLIGHTS

The following Financial Highlights tables are intended to help you understand each Fund’s financial performance for the past five fiscal years (or since inception). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in each Fund assuming reinvestment of all dividends and distributions. This information, derived from the Funds’ Financial Statements, has been audited by PricewaterhouseCoopers LLP, whose report is included in the Funds’ Annual Report, which is available upon request.

Managers AMG FQ Tax-Managed U.S. Equity Fund - Institutional Class Shares	For the fiscal year ended October 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Year	$12.43	$9.98	$9.99	$16.80	$13.93
Income from Investment Operations:

Net investment income	0.02 [3]	0.05 [3]	0.07	0.13	0.06

Net realized and unrealized gain (loss) on investments	1.19 [3]	2.43 [3]	0.07	(6.87)	2.82
Total from investment operations	1.21	2.48	0.14	(6.74)	2.88
Less Distributions to Shareholders from:
Net investment income	(0.06)	(0.03)	(0.15)	(0.07)	(0.01)
Net Asset Value, End of Year	$13.58	$12.43	$9.98	$9.99	$16.80
Total Return[1]	9.70%	24.92%	1.65%	(40.26)%	20.68%
Ratio of net expenses to average net assets	0.99%	0.99%	0.99%	0.99%	0.99%

Ratio of net investment income to average net assets[1]	0.18%	0.45%	0.69%	0.92%	0.37%

Portfolio turnover	40%	81%	147%	136%	65%

Net assets at end of year (000’s omitted)	$35,741	$39,420	$39,366	$48,882	$95,510

Ratios absent expense offsets:[2]

Ratio of total expenses to average net assets	1.11%	1.19%	1.18%	1.03%	1.07%

Ratio of net investment income to average net assets	0.06%	0.25%	0.50%	0.88%	0.29%

Managers AMG FQ Tax-Managed U.S. Equity Fund - Class A Shares	For the fiscal year ended October 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Year	$12.47	$10.01	$9.99	$16.75	$13.91
Income from Investment Operations:

Net investment income	(0.01)[3]	0.02 [3]	0.09	0.10	0.02

Net realized and unrealized gain (loss) on investments	1.18 [3]	2.44 [3]	0.04	(6.81)	2.82
Total from investment operations	1.17	2.46	0.13	(6.71)	2.84
Less Distributions to Shareholders from:
Net investment income	(0.01)	—	(0.11)	(0.05)	—
Net Asset Value, End of Year	$13.63	$12.47	$10.01	$9.99	$16.75
Total Return[1]	9.40%	24.58%	1.53%	(40.15)%[4]	20.42%
Ratio of net expenses to average net assets	1.24%	1.24%	1.24%	1.24%	1.24%

Ratio of net investment income (loss) to average net assets[1]	(0.07%)	0.22%	0.45%	0.67%	0.30%

Portfolio turnover	40%	81%	147%	136%	65%

Net assets at end of year (000’s omitted)	$3,049	$4,116	$7,175	$15,334	$23,803

Ratios absent expense offsets:[2]

Ratio of total expenses to average net assets	1.36%	1.44%	1.43%	1.28%	1.32%

Ratio of net investment income (loss) to average net assets	(0.19%)	0.02%	0.26%	0.63%	0.22%

[1]	Total returns and net investment income would have been lower had certain expenses not been reduced.
[2]	Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest and taxes.
[3]	Per share numbers have been calculated using average shares.
[4]	The Total Return is based on the Financial Statement Net Asset Values as shown above.

Managers Investment Group	45

FINANCIAL HIGHLIGHTS

Managers AMG FQ Tax-Managed U.S. Equity Fund - Class C Shares	For the fiscal year ended October 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Year	$12.21	$9.87	$9.82	$16.53	$13.83

Income from Investment Operations:

Net investment income (loss)	(0.11)[4]	(0.06)[4]	(0.03)	(0.02)	0.00 [3]

Net realized and unrealized gain (loss) on investments	1.15 [4]	2.40 [4]	0.09	(6.69)	2.70

Total from investment operations	1.04	2.34	0.06	(6.71)	2.70
Less Distributions to Shareholders from:
Net investment income	—	—	(0.01)	—	—

Net Asset Value, End of Year	$13.25	$12.21	$9.87	$9.82	$16.53

Total Return[1]	8.52%	23.71%	0.66%	(40.56)%	19.52%[5]
Ratio of net expenses to average net assets	1.99%	1.99%	1.99%	1.99%	1.99%

Ratio of net investment loss to average net assets[1]	(0.82)%	(0.53)%	(0.31)%	(0.09)%	(0.36)%

Portfolio turnover	40%	81%	147%	136%	65%

Net assets at end of year (000’s omitted)	$2,811	$3,095	$4,513	$6,693	$9,490

Ratios absent expense offsets:[2]

Ratio of total expenses to average net assets	2.11%	2.19%	2.18%	2.03%	2.07%

Ratio of net investment loss to average net assets	(0.94)%	(0.73)%	(0.50)%	(0.13)%	(0.44)%

[1]	Total returns and net investment income would have been lower had certain expenses not been reduced.
[2]	Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest and taxes.
[3]	Rounds to less than $0.01.
[4]	Per share numbers have been calculated using average shares.
[5]	The total return is based on the Financial Statement Net Assets Values as shown above.

46	Managers Investment Group

FINANCIAL HIGHLIGHTS

Managers AMG FQ U.S. Equity Fund - Institutional Class Shares	For the fiscal year ended October 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Year	$10.35	$8.99	$8.68	$15.49	$14.90
Income from Investment Operations:
Net investment income	0.12 [3]	0.13	0.14	0.19	0.15
Net realized and unrealized gain (loss) on investments	1.03 [3]	1.37	0.32	(5.23)	2.11
Total from investment operations	1.15	1.50	0.46	(5.04)	2.26
Less Distributions to Shareholders from:
Net investment income	(0.12)	(0.14)	(0.15)	(0.16)	(0.16)
Net realized gain on investments	—	—	—	(1.61)	(1.51)
Total distributions to shareholders	(0.12)	(0.14)	(0.15)	(1.77)	(1.67)
Net Asset Value, End of Year	$11.38	$10.35	$8.99	$8.68	$15.49
Total Return[1]	11.12%	16.75%	5.56%	(36.43)%	16.54%
Ratio of net expenses to average net assets	0.79%[4]	0.79%	0.79%	0.79%	0.79%
Ratio of net investment income to average net assets[1]	1.08%[4]	1.22%	1.58%	1.36%	0.96%
Portfolio turnover	138%	117%	151%	227%	106%
Net assets at end of year (000’s omitted)	$33,250	$32,309	$31,175	$35,135	$82,915
Ratio absent expense offsets:[2]
Ratio of total expenses to average net assets	0.88%	0.90%	1.04%	0.91%	0.83%
Ratio of net investment income to average net assets	0.99%	1.11%	1.33%	1.24%	0.92%

	For the fiscal year ended October 31,
Class A Shares	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Year	$10.29	$8.93	$8.63	$15.43	$14.88
Income from Investment Operations:
Net investment income	0.09 [3]	0.10	0.11	0.09	0.17
Net realized and unrealized gain (loss) on investments	1.01 [3]	1.37	0.32	(5.14)	2.05
Total from investment operations	1.10	1.47	0.43	(5.05)	2.22
Less Distributions to Shareholders from:
Net investment income	(0.09)	(0.11)	(0.13)	(0.14)	(0.16)
Net realized gain on investments	—	—	—	(1.61)	(1.51)
Total distributions to shareholders	(0.09)	(0.11)	(0.13)	(1.75)	(1.67)
Net Asset Value, End of Year	$11.30	$10.29	$8.93	$8.63	$15.43
Total Return[1]	10.72%	16.57%	5.21%	(36.64)%	16.28%
Ratio of net expenses to average net assets	1.04%[4]	1.04%	1.04%	1.04%	1.04%
Ratio of net investment income to average net assets[1]	0.83%[4]	0.98%	1.35%	1.07%	0.56%
Portfolio turnover	138%	117%	151%	227%	106%
Net assets at end of year (000’s omitted)	$12,966	$18,755	$18,588	$22,966	$21,773
Ratio absent expense offsets:[2]
Ratio of total expenses to average net assets	1.13%	1.15%	1.29%	1.16%	1.08%
Ratio of net investment income to average net assets	0.74%	0.87%	1.10%	0.95%	0.52%

[1]	Total returns and net investment income would have been lower had certain expenses not been reduced.
[2]	Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest and taxes.
[3]	Per share numbers have been calculated using average shares.
[4]	Excludes tax expense for the fiscal year ended October 31, 2011, of 0.01%.

Managers Investment Group	47

FINANCIAL HIGHLIGHTS

Managers AMG FQ U.S. Equity Fund - Class C Shares	For the fiscal year ended October 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Year	$10.20	$8.83	$8.52	$15.27	$14.85
Income from Investment Operations:
Net investment income	0.01 [3]	0.07	0.06	0.04	0.13
Net realized and unrealized gain (loss) on investments	1.00 [3]	1.32	0.31	(5.13)	1.96
Total from investment operations	1.01	1.39	0.37	(5.09)	2.09
Less Distributions to Shareholders from:
Net investment income	(0.01)	(0.02)	(0.06)	(0.05)	(0.16)
Net realized gain on investments	—	—	—	(1.61)	(1.51)
Total distributions to shareholders	(0.01)	(0.02)	(0.06)	(1.66)	(1.67)
Net Asset Value, End of Year	$11.20	$10.20	$8.83	$8.52	$15.27
Total Return[1]	9.94%	15.75%	4.42%	(37.12)%	15.35%
Ratio of net expenses to average net assets	1.79%[4]	1.79%	1.79%	1.79%	1.79%
Ratio of net investment income (loss) to average net assets[1]	0.08%[4]	0.24%	0.67%	0.37%	(0.13)%
Portfolio turnover	138%	117%	151%	227%	106%
Net assets at end of year (000’s omitted)	$520	$742	$840	$1,158	$2,326
Ratio absent expense offsets:[2]
Ratio of total expenses to average net assets	1.88%	1.90%	2.04%	1.91%	1.83%
Ratio of net investment income (loss) to average net assets	(0.01)%	0.13%	0.42%	0.25%	(0.17)%

[1]	Total returns and net investment income would have been lower had certain expenses not been reduced.
[2]	Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest and taxes.
[3]	Per share numbers have been calculated using average shares.
[4]	Excludes tax expense for the fiscal year ended October 31, 2011, of 0.01%.

48	Managers Investment Group

FINANCIAL HIGHLIGHTS

Managers AMG FQ Global Alternatives Fund - Class A Shares	For the fiscal year ended October 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Year	$10.24	$9.96	$11.00	$9.94	$9.73
Income from Investment Operations:
Net investment income (loss)	(0.14)[3]	(0.14)[3]	(0.09)[3]	0.04 [3]	0.18 [3]
Net realized and unrealized gain (loss) on investments	(0.80)[3]	0.42 [3]	(0.27)[3]	1.15 [3]	0.22 [3]
Total from investment operations	(0.94)	0.28	(0.36)	1.19	0.40
Less Distributions to Shareholders from:
Net investment income	—	—	(0.68)[5]	(0.03)	(0.19)
Net realized gain on investments	—	—	—	(0.10)	—
Total distributions to shareholders	—	—	(0.68)	(0.13)	(0.19)
Net Asset Value, End of Year	$9.30	$10.24	$9.96	$11.00	$9.94
Total Return[1]	(9.18)%[4]	2.81%[4]	(3.15)%	12.17%[4]	4.11%[4]
Ratio of net expenses to average net assets	1.92%[5]	1.91%	2.00%	2.26%	2.50%
Ratio of net investment income (loss) to average net assets[1]	(1.47)%[5]	(1.39)%	(0.88)%	0.36%	1.72%
Portfolio turnover	12%	17%	77%	133%	104%
Net assets at end of year (000’s omitted)	$362,659	$518,118	$206,153	$89,232	$37,716

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	2.58%	2.55%	2.44%	2.45%	2.56%
Ratio of net investment income (loss) to average net assets	(2.13)%	(2.03)%	(1.32)%	0.17%	1.66%

Managers AMG FQ Global Alternatives Fund - Class C Shares	For the fiscal year ended October 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Year	$9.98	$9.77	$10.81	$9.82	$9.69
Income from Investment Operations:
Net investment income (loss)	(0.19)[3]	(0.20)[3]	(0.16)[3]	(0.04)[3]	0.11 [3]
Net realized and unrealized gain (loss) on investments	(0.77)[3]	0.41 [3]	(0.26)[3]	1.13 [3]	0.21 [3]
Total from investment operations	(0.96)	0.21	(0.42)	1.09	0.32
Less Distributions to Shareholders from:
Net investment income	—	—	(0.62)[5]	(0.01)	(0.19)
Net realized gain on investments	—	—	—	(0.09)	—
Total distributions to shareholders	—	—	(0.62)	(0.10)	(0.19)
Net Asset Value, End of Year	$9.02	$9.98	$9.77	$10.81	$9.82
Total Return[1]	(9.62)%	2.15%	(3.86)%	11.31%[4]	3.30%[4]
Ratio of net expenses to average net assets	2.48%[5]	2.51%	2.75%	3.02%	3.25%
Ratio of net investment income (loss) to average net assets[1]	(2.03)%[5]	(2.00)%	(1.68)%	(0.38)%	1.03%
Portfolio turnover	12%	17%	77%	133%	104%
Net assets at end of year (000’s omitted)	$27,611	$45,664	$30,067	$12,128	$7,464

Expense Offsets:[2]
Ratio of total expenses to average net assets	3.14%	3.14%	3.19%	3.21%	3.31%
Ratio of net investment income (loss) to average net assets	(2.69)%	(2.63)%	(2.12)%	(0.57)%	0.97%

[1]	Total returns and net investment income would have been lower had certain expenses not been reduced.
[2]	Excludes the impact of expense reimbursements/recoupments or fee waivers and expense reductions such as brokerage credits, but include non-reimbursable expenses, if any, such as interest and taxes.
[3]	Per share numbers have been calculated using average shares.
[4]	The Total Return is based on the Financial Statement Net Asset Values as shown above.
[5]	The per share net investment income distribution shown for Class A share and Class C shares includes $0.67 and $0.61, respectively of distributions from foreign currency gains.
[6]	Includes interest expense for the fiscal year ended October 31, 2011 of 0.01%.

Managers Investment Group	49

FINANCIAL HIGHLIGHTS

Managers AMG FQ Global Alternatives Fund - Service Class Shares	For the fiscal year ended October 31, 2011	For the fiscal period ended October 31, 2010**

Net Asset Value, Beginning of Period	$10.27	$9.97

Income from Investment Operations:

Net investment loss	(0.11)[3]	(0.10)[3]

Net realized and unrealized gain (loss) on investments	(0.80)[3]	0.40 [3]

Total from investment operations	(0.91)	0.30

Net Asset Value, End of Period	$9.36	$10.27

Total Return[1]	(8.86)%	3.01%[5]

Ratio of net expenses to average net assets	1.63%[7]	1.70%[6]

Ratio of net investment loss to average net assets[1]	(1.18)%[7]	(1.17)%[6]

Portfolio turnover	12%	17%[5]

Net assets at end of period (000’s omitted)	$43,870	$18,049

Ratios absent expense offsets:[2]

Ratio of total expenses to average net assets	2.29%	2.36%[6]

Ratio of net investment loss to average net assets	(1.84)%	(1.83)%[6]

Managers AMG FQ Global Alternatives Fund - Institutional Class Shares	For the fiscal year ended October 31, 2011	For the fiscal period ended October 31, 2010**

Net Asset Value, Beginning of Period	$10.28	$9.97

Income from Investment Operations:

Net investment loss	(0.10)[3]	(0.08)[3]

Net realized and unrealized gain (loss) on investments	(0.80)[3]	0.39 [3]

Total from investment operations	(0.90)	0.31

Net Asset Value, End of Period	$9.38	$10.28

Total Return[1]	(8.75)%[4]	3.11%[4,5]

Ratio of net expenses to average net assets	1.48%[7]	1.48%[6]

Ratio of net investment loss to average net assets[1]	(1.03)%[7]	(0.95)%[6]

Portfolio turnover	12%	17%[5]

Net assets at end of period (000’s omitted)	$31,045	$25,856

Ratios absent expense offsets:[2]

Ratio of total expenses to average net assets	2.14%	2.14%[6]

Ratio of net investment loss to average net assets	(1.69)%	(1.61)%[6]

**	Commencement of operations was on January 1, 2010.
[1]	Total returns and net investment income would have been lower had certain expenses not been reduced.
[2]	Excludes the impact of expense reimbursements/recoupments or fee waivers and expense reductions such as brokerage credits, but include non-reimbursable expenses, if any, such as interest and taxes.
[3]	Per share numbers have been calculated using average shares.
[4]	The Total Return is based on the Financial Statement Net Asset Values as shown above.
[5]	Not annualized.
[6]	Annualized.
[7]	Includes interest expense for the fiscal year ended October 31, 2011of 0.01%.

50	Managers Investment Group

FINANCIAL HIGHLIGHTS

Managers AMG FQ Global Essentials Fund - Institutional Class Shares	For the fiscal year ended October 31,
	2011	2010*	2009	2008	2007
Net Asset Value, Beginning of Year	$12.77	$11.16	$9.82	$16.49	$14.24

Income from Investment Operations:

Net investment income (loss)	0.08 [3]	(0.01)[3]	0.47 [3]	0.45 [3]	0.08

Net realized and unrealized gain (loss) on investments	0.61 [3]	1.72 [3]	1.35 [3]	(6.65)[3]	2.31

Total from investment operations	0.69	1.71	1.82	(6.20)	2.39

Less Distributions to Shareholders from:

Net investment income	(0.58)[6]	(0.10)	(0.48)	(0.47)	(0.14)

Net Asset Value, End of Year	$12.88	$12.77	$11.16	$9.82	$16.49

Total Return[1]	5.70%[4]	15.41%[4,5]	19.67%	(38.66)%	16.94%

Ratio of net expenses to average net assets	0.97%	0.97%	0.92%	0.80%	0.90%

Ratio of net investment income (loss) to average net assets[1]	0.64%	(0.09)%	4.82%	3.18%	0.52%

Portfolio turnover	80%	127%	213%	143%	123%

Net assets at end of year (000’s omitted)	$86,935	$93,903	$80,584	$78,339	$175,105

Ratios absent expense offsets:[2]

Ratio of total expenses to average net assets	0.99%	1.05%	1.17%	1.08%	1.10%

Ratio of net investment income (loss) to average net assets	0.62%	(0.17)%	4.57%	2.90%	0.32%

*	Effective January 1, 2010, existing shares of Managers AMG FQ Global Essentials Fund were reclassified and redesignated as Institutional Class shares.
[1]	Total returns and net investment income would have been lower had certain expenses not been reduced.
[2]	Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage recapture credits, but includes non-reimbursable expenses, if any, such as interest and taxes.
[3]	Per share numbers have been calculated using average shares.
[4]	The Total Return is based on the Financial Statement Net Asset Values as shown above.
[5]	Annualized.
[6]	The per share income distribution shown for the Institutional, Service, and Investor Class shares represents income derived from currency gains.

Managers Investment Group	51

FINANCIAL HIGHLIGHTS

Managers AMG FQ Global Essentials Fund - Service Class Shares	For the fiscal year ended October 31, 2011	For the fiscal period ended October 31, 2010**
Net Asset Value, Beginning of Period	$12.77	$11.36
Income from Investment Operations:
Net investment income (loss)	0.03 [3]	(0.04)[3]
Net realized and unrealized gain on investments	0.62 [3]	1.45 [3]
Total from investment operations	0.65	1.41
Less Distributions to Shareholders from:
Net investment income	(0.56)[7]	—
Net Asset Value, End of Period	$12.86	$12.77
Total Return[1]	5.44%	12.41%[5]
Ratio of net expenses to average net assets	1.15%	1.17%[6]
Ratio of net investment income (loss) to average net assets[1]	0.24%	(0.43)%[6]
Portfolio turnover	80%	127%[5]
Net assets at end of period (000’s omitted)	$1,103	$217
Ratios absent expense offsets: [2]
Ratio of total expenses to average net assets	1.17%	1.25%[6]
Ratio of net investment income (loss) to average net assets	0.22%	(0.51)%[6]

Managers AMG FQ Global Essentials Fund - Investor Class Shares	For the fiscal year ended October 31, 2011	For the fiscal period ended October 31, 2010**
Net Asset Value, Beginning of Period	$12.73	$11.36
Income from Investment Operations:
Net investment income (loss)	0.01 [3]	(0.07)[3]
Net realized and unrealized gain on investments	0.62 [3]	1.44 [3]
Total from investment operations	0.63	1.37
Less Distributions to Shareholders from:
Net investment income	(0.56)[7]	—
Net Asset Value, End of Period	$12.80	$12.73
Total Return[1]	5.23%[4]	12.06%[4,5]
Ratio of net expenses to average net assets	1.47%	1.46%[6]
Ratio of net investment income (loss) to average net assets[1]	0.06%	(0.72)%[6]
Portfolio turnover	80%	127%[5]
Net assets at end of period (000’s omitted)	$7,824	$6,517
Ratios absent expense offsets:2
Ratio of total expenses to average net assets	1.49%	1.54%[6]
Ratio of net investment income (loss) to average net assets	0.04%	(0.80)%[6]

**	Investor Class and Service Class shares commenced operations on January 1, 2010.
[1]	Total returns and net investment income would have been lower had certain expenses not been reduced.
[2]	Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage recapture credits, but includes non-reimbursable expenses, if any, such as interest and taxes.
[3]	Per share numbers have been calculated using average shares.
[4]	The Total Return is based on the Financial Statement Net Asset Values as shown above.
[5]	Not annualized.
[6]	Annualized.
[7]	The per share income distribution shown for the Institutional, Service, and Investor Class shares represents income derived from currency gains.

52	Managers Investment Group

HOW TO CONTACT US

MANAGERS AMG FQ TAX-MANAGED U.S. EQUITY FUND

MANAGERS AMG FQ U.S. EQUITY FUND

MANAGERS AMG FQ GLOBAL ALTERNATIVES FUND

MANAGERS AMG FQ GLOBAL ESSENTIALS FUND

INVESTMENT MANAGER AND ADMINISTRATOR

Managers Investment Group LLC

800 Connecticut Avenue

Norwalk, Connecticut 06854

203.299.3500 or 800.835.3879

SUBADVISOR

First Quadrant, L.P.

800 E. Colorado Boulevard, Suite 900

Pasadena, California 91101

DISTRIBUTOR

Managers Distributors, Inc.

800 Connecticut Avenue

Norwalk, Connecticut 06854

CUSTODIAN

The Bank of New York Mellon

2 Hanson Place

Brooklyn, New York 10286

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, Massachusetts 02199-3600

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9769

Providence, Rhode Island 02940-9769

800.548.4539

TRUSTEES

Jack W. Aber

Christine C. Carsman

William E. Chapman, II

Edward J. Kaier

Steven J. Paggioli

Eric Rakowski

Thomas R. Schneeweis

Managers Investment Group	53

MARCH 1,2012	PROSPECTUS Managers Funds

WHERE TO FIND ADDITIONAL INFORMATION

The Funds’ Statement of Additional Information (the “SAI”) contains additional information about the Funds and their investments. Additional information about the Funds’ investments is available in the Funds’ Annual and Semi-Annual Reports to shareholders. In the Funds’ Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

To request free copies of these materials or to make other inquiries, please contact the Funds:

•	By telephone:

800.835.3879

•	By mail:

Managers Funds

800 Connecticut Avenue

Norwalk, Connecticut 06854-2325

•	On the Internet:

Electronic copies are available on our Web site

at www.managersinvest.com

Information about the Funds, including the Funds’ current SAI and Annual and Semi Annual Reports, is on file with the Securities and Exchange Commission (the “SEC”). The Funds’ SAI is incorporated by reference into (is legally part of) this Prospectus.

Reports and other information about the Funds are also available on the EDGAR database of the SEC’s Web site at http://www.sec.gov. You may obtain copies by electronic request, after paying a duplicating fee, via email to publicinfo@sec. gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520. You may also review and copy information about the Funds at the SEC’s Public Reference Room in Washington, D.C. For access to the Reference Room, call 202.551.8090.

© 2012 Managers Investment Group LLC

Investment Company Act Registration Number 81106520

managersinvest.com |	As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

PROSPECTUS
March 1, 2012	Managers Funds

• Managers Frontier Small Cap Growth Fund

Investor Class: MSSVX	Service Class: MSSCX	Institutional Class: MSSYX

• Managers Micro-Cap Fund •MMCFX

• Managers AMG TSCM Growth Equity Fund

Investor Class: MTGVX	Service Class: MTGSX	Institutional Class: MTGIX

• Managers Real Estate Securities Fund •MRESX

• Managers PIMCO Bond Fund •MBDFX

• Managers California Intermediate Tax-Free Fund •MCATX

P030-0312

managersinvest.com |	As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

5-21	SUMMARY OF THE FUNDS

Managers Frontier Small Cap Growth Fund

Managers Micro-Cap Fund

Managers AMG TSCM Growth Equity Fund

Managers Real Estate Securities Fund

Managers PIMCO Bond Fund

Managers California Intermediate Tax-Free Fund

22-42	ADDITIONAL INFORMATION ABOUT THE FUNDS

Managers Frontier Small Cap Growth Fund

Managers Micro-Cap Fund

Managers AMG TSCM Growth Equity Fund

Managers Real Estate Securities Fund

Managers PIMCO Bond Fund

Managers California Intermediate Tax-Free Fund

Summary of the Funds’ Principal Risks

Other Important Information about the Funds and their Investment Strategies and Risks

Fund Management

43-51	SHAREHOLDER GUIDE

Your Account

Investing Through an Intermediary

Transaction Policies

How to Buy or Sell Shares

Investor Services

Certain Federal Income Tax Information

53-58	FINANCIAL HIGHLIGHTS

Managers Frontier Small Cap Growth Fund

Managers Micro-Cap Fund

Managers AMG TSCM Growth Equity Fund

Managers Real Estate Securities Fund

Managers PIMCO Bond Fund

Managers California Intermediate Tax-Free Fund

59	HOW TO CONTACT US

Managers Investment Group	3

THIS PAGE INTENTIONALLY LEFT BLANK

SUMMARY OF THE FUNDS

Managers Frontier Small Cap Growth Fund

INVESTMENT OBJECTIVE

The Managers Frontier Small Cap Growth Fund’s (The “Fund”) investment objective is to achieve long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Investor Class	Service Class	Institutional Class
Management Fee	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	None	None
Other Expenses	0.47%	0.47%	0.22%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund
Operating Expenses[1]	1.73%	1.48%	1.23%
Fee Waiver and Expense
Reimbursements[2]	(0.17)%	(0.17)%	(0.17)%
Total Annual Fund Operating
Expenses After Fee Waiver and Expense Reimbursements[1]	1.56%	1.31%	1.06%

[1]

The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements do not correlate to the ratios of expenses to average net assets in the Financial Highlights section of the Fund’s Prospectus, which reflect only the operating expenses of the Fund and do not include fees and expenses of any acquired funds.

[2]

Managers Investment Group LLC (the “Investment Manager”) has contractually agreed, through at least March 1, 2013 to waive management fees and/or reimburse Fund expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) to 1.05% of the Fund’s average daily net assets subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months from the time of any waiver, reimbursement, or payment pursuant to the Fund’s contractual expense limitation, the Investment Manager may recover from the Fund fees waived and expenses paid to the extent that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements to exceed the contractual expense limitation amount. Under such arrangement, if the maximum amount of shareholder servicing fees and distribution and service (12b-1) fees were charged to the classes under the current applicable plans, the total annual fund operating expenses (excluding the other items noted in the parenthetical above) of the Investor Class, Service Class, and Institutional Class would be 1.55%, 1.30% and 1.05%, respectively, of the average daily net assets of such classes. The contractual expense limitation may only be terminated upon termination of the Fund’s investment advisory agreement with the Investment Manager or by mutual agreement between the Investment Manager and the Fund’s Board of Trustees.

EXPENSE EXAMPLE

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The Example reflects the impact of the Fund’s contractual expense limitation through March 1, 2013. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$159	$528	$923	$2,027
Service Class	$133	$451	$792	$1,754
Institutional Class	$108	$374	$659	$1,474

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 44% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in stocks of U.S. small-capitalization companies. Frontier Capital Management Co., LLC, the Subadvisor of the Fund, generally considers a company to be a small-capitalization company if, at the time of purchase, its market capitalization is within the range of capitalizations of companies in the Russell 2000® Index. As of June 27, 2011, the range of market capitalizations for the Russell 2000® Index was $32 million to $3.1 billion. These figures may fluctuate as market conditions change and during periods of increased market volatility. The Fund may retain securities that it already has purchased even if the company drops below or outgrows the capitalization range.

The Fund primarily invests in common stocks and may invest in stocks that are traded in the over-the-counter (OTC) market.

Managers Investment Group	5

SUMMARY OF THE FUNDS

PRINCIPAL RISKS

There is the risk that you may lose money on your investment. All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Below are some of the risks of investing in the Fund.

Growth Stock Risk—growth stocks may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits.

Liquidity Risk—particular investments, such as illiquid securities, may not be able to be sold at the price the Fund would like or the Fund may have to sell them at a loss.

Market Risk—market prices of securities held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political, or market conditions.

Small-Capitalization Stock Risk—the stocks of small-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

PERFORMANCE

The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of a broad based securities market index. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future.

The performance information shown in the bar chart is that of the Fund’s Service Class shares (formerly shares of Managers Small Cap Fund, which were reclassified and redesignated as Service Class shares effective January 1, 2010) and includes historical performance of the Fund for periods prior to September 14, 2009.

To obtain updated performance information please visit www.managersinvest.com or call 800.835.3879.

Calendar Year Total Returns as of 12/31/11 (Service Class)

Best Quarter: 24.80% (2nd Quarter 2003)

Worst Quarter: -24.25% (4th Quarter 2008)

Average Annual Total Returns as of 12/31/11

Managers Frontier Small Cap Growth Fund	1 Year	5 Years	10 Years	Since Inception
Investor Class	-7.70%	—	—	1/1/10
Return Before Taxes				9.38%
Russell 2000® Growth Index
(reflects no deduction for				1/1/10
Fees, expenses, or taxes)	—	—	—	11.95
Service Class
Return Before Taxes	-7.47%	2.15%	3.19%	—
Service Class
Return After Taxes on Distributions	-7.47%	2.15%	3.19%	—
Service Class
Return After Taxes on
Distributions and Sale of Fund Shares	-4.86%	1.83%	2.77%	—
Institutional Class				1/1/10
Return Before Taxes	-7.25%	—	—	9.85%
Russell 2000® Growth Index
(reflects no deduction for				1/1/10
fees, expenses, or taxes)	-2.91%	2.09%	4.48%	11.95

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Service Class shares only, and after-tax returns for Investor Class and Institutional Class shares will vary.

PORTFOLIO MANAGEMENT

Investment Manager

Managers Investment Group LLC

Subadvisor

Frontier Capital Management Co., LLC (“Frontier”)

Portfolio Managers

James A. Colgan

Senior Vice President, Frontier; Portfolio Manager of

the Fund since 09/09.

G. Michael Novak, Jr.

Senior Vice President, Frontier; Portfolio Manager of

the Fund since 09/09.

BUYING AND SELLING FUND SHARES

Subject to the investment minimums described below, purchases of Fund shares are limited to shareholders of the Fund as of the close of business of the Fund on June 30, 2011, including shareholders who held an account directly with the Fund and those shareholders of the Fund as of the close of business on June 30, 2011, who were invested in the Fund through a financial intermediary account, a financial platform, a defined contribution plan, a defined benefit plan or the ManagersChoice® program or other asset allocation program.

6	Managers Investment Group

SUMMARY OF THE FUNDS

Initial Investment Minimum

Investor Class

Regular Account: $2,000

Individual Retirement Account: $1,000

Service Class

Regular Account: $25,000

Individual Retirement Account: $10,000

Institutional Class

Regular Account: $100,000

Individual Retirement Account: $50,000

Additional Investment Minimum

Investor Class and Service Class (all accounts): $100

Institutional Class (all accounts): $1,000

TRANSACTION POLICIES

You may sell your shares of the Fund any day that the New York Stock Exchange is open for business, either through your registered investment professional or directly to the Fund. Shares may be sold or exchanged by mail at the address listed below, by phone at 800.548.4539, online at www.managersinvest.com, or by bank wire (if bank wire instructions are on file for your account).

Managers

c/o BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9769

Providence, RI 02940-9769

TAX INFORMATION

The Fund intends to make distributions that are taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. By investing in the Fund through such a plan, you will not be subject to tax on distributions from the Fund so long as the amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan. If your investment is through such a plan, you should consult your tax adviser to determine the suitability of the Fund as an investment through your plan and the tax treatment of distributions to you (including distributions of amounts attributable to an investment in the Fund) from the plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influenc-ing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Managers Investment Group	7

SUMMARY OF THE FUNDS

Managers Micro-Cap Fund

INVESTMENT OBJECTIVE

The Managers Micro-Cap Fund’s (the “Fund”) investment objective is to achieve long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Investor	Service	Institutional
	Class	Class	Class
Management Fee	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	None	None
Other Expenses	0.66%	0.66%	0.41%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses[1]	1.92%	1.67%	1.42%
Fee Waiver and Expense Reimbursements[2]	(0.23)%	(0.23)%	(0.23)%
Total Annual Fund Operating Expenses
After Fee Waiver and Expense Reimbursements[1]	1.69%	1.44%	1.19%

[1]	“Other Expenses” are estimated for the current fiscal year based on the annualized expenses and may not be representative of a full fiscal year.
[2]

The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements do not correlate to the ratios of expenses to average net assets in the Financial Highlights section of the Fund’s Prospectus. The ratios reflect only the operating expenses of the Fund and do not include fees and expenses of any acquired funds.

[3]

Managers Investment Group LLC (the “Investment Manager”) has contractually agreed, through at least March 1, 2013 to waive management fees and/or reimburse Fund expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) to 1.18% of the Fund’s average daily net assets subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months from the time of any waiver, reimbursement, or payment pursuant to the Fund’s contractual expense limitation, the Investment Manager may recover from the Fund fees waived and expenses paid to the extent that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements to exceed the contractual expense limitation amount. Under such arrangement, if the maximum amount of shareholder servicing fees and distribution and service (12b-1) fees were charged to the classes under then current applicable plans, the total annual fund operating expenses (excluding the other items noted in the parenthetical above) of the Investor Class, Service Class and Institutional Class would be 1.68%, 1.43% and 1.18%, respectively, of the average daily net assets of such classes. The contractual expense limitation may only be terminated upon termination of the Fund’s investment advisory agreement with the Investment Manager or by mutual agreement between the Investment Manager and the Fund’s Board of Trustees.

EXPENSE EXAMPLE

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The Example reflects the impact of the Fund’s contractual expense limitation through March 1, 2013. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$172	$581	$1,015	$2,225
Service Class	$147	$504	$886	$1,957
Institutional Class	$121	$427	$754	$1,682

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 85% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in U.S. micro-cap stocks. The Fund generally considers a stock to be a micro-cap stock if, at the time of purchase, its market capitalization is within the range of capitalizations of companies in the Russell Microcap® Index. As of June 27, 2011, the range of market capitalizations for the Russell Microcap® Index was $18 million to $835 million. The Fund may retain securities that it already has purchased even if the stock outgrows the capitalization limits. The Fund will invest in a combination of value-oriented and growth-oriented stocks.

PRINCIPAL RISKS

There is the risk that you may lose money on your investment. All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Below are some of the risks of investing in the Fund.

8	Managers Investment Group

SUMMARY OF THE FUNDS

Growth Stock Risk—growth stocks may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits.

IPO Risk—investing in initial public offerings (IPOs) is risky and the prices of stocks purchased in IPOs tend to fluctuate more widely than stocks of companies that have been publicly traded for a longer period of time. Stocks purchased in IPOs generally do not have a trading history, and information about the companies may be available for very limited periods.

Liquidity Risk—particular investments, such as illiquid securities, may not be able to be sold at the price the Fund would like or the Fund may have to sell them at a loss.

Market Risk—market prices of securities held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political, or market conditions.

Micro-Capitalization Stock Risk—the stocks of micro-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

PERFORMANCE

The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of two broad-based securities market indices. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future.

The performance information shown is that of the Fund’s Service Class shares (formerly the only share class of the Fund, which were reclassified and redesignated as Service Class shares effective October 3, 2011). To obtain updated performance information please visit www.managersinvest.com or call 800.835.3879.

Calendar Year Total Returns as of 12/31/11 (Service Class)

Best Quarter: 27.71% (2nd Quarter 2003)

Worst Quarter: -24.71% (4th Quarter 2008)

Average Annual Total Returns as of 12/31/11

Managers Micro-Cap Fund	1 Year	5 Years	10 Years
Return Before Taxes	-3.75%	1.63%	3.16%
Return After Taxes on Distributions	-4.80%	1.20%	2.95%
Return After Taxes on Distributions and Sale of Fund Shares	-1.01%	1.33%	2.71%
Russell Microcap® Index
(reflects no deduction for fees, expenses, or taxes)	-9.27%	-3.75%	4.63%
Russell 2000® Index
(reflects no deduction for fees, expenses, or taxes)	-4.18%	0.15%	5.62%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Service Class shares only, and after-tax returns for Investor Class and Institutional Class shares will vary.

PORTFOLIO MANAGEMENT

Investment Manager

Managers Investment Group LLC

Subadvisors

Next Century Growth Investors LLC (“Next Century”)

Lord, Abbett & Co. LLC (“Lord Abbett”)

WEDGE Capital Management L.L.P. (“WEDGE Capital”)

RBC Global Asset Management (U.S.) Inc. (“RBC GAM (US)”)

Portfolio Managers

Next Century

Thomas Press

Chairman & CEO, Next Century; Portfolio Manager of the Fund since 12/07.

Donald Longlet

President, Next Century; Portfolio Manager of the Fund since 12/07.

Robert Scott

Portfolio Manager, Next Century; Portfolio Manager of the Fund since

12/07.

Peter Capouch Portfolio Manager, Next Century; Portfolio Manager of the Fund since

12/07.

Kaj Doerring

Portfolio Manager, Next Century; Portfolio Manager of the Fund since

12/07.

Lord Abbett

F. Thomas O’Halloran

Partner & Director, Lord Abbett; Portfolio Manager of the Fund since

2007.

Managers Investment Group	9

SUMMARY OF THE FUNDS

Anthony W. Hipple

Portfolio Manager, Lord Abbett; Portfolio Manager of the Fund since 2007.

WEDGE Capital

Michael Gardner

General Partner & Director of Equity Research, WEDGE Capital; Portfolio Manager of the Fund since 12/07.

Gary Cotler

General Partner & Equity Research Analyst, WEDGE Capital; Portfolio Manager of the Fund since 07/11.

Monika LaRiche, CFA

Equity Research Analyst, WEDGE Capital; Portfolio Manager of the Fund since 12/07.

RBC GAM (US)

Lance James

Managing Director & Senior Portfolio Manager, RBC GAM (US); Portfolio Manager of the Fund since 12/09.

George Prince

Portfolio Manager & Senior Equity Analyst, RBC GAM (US); Portfolio Manager of the Fund since 12/09.

BUYING AND SELLING FUND SHARES

Initial Investment Minimum

Investor Class

Regular Account: $2,000

Individual Retirement Account: $1,000

Service Class

Regular Account: $2,000

Individual Retirement Account: $1,000

Institutional Class

Regular Account: $100,000

Individual Retirement Account: $50,000

Additional Investment Minimum

Investor Class and Service Class (all accounts): $100

Institutional Class (all accounts): $1,000

TRANSACTION POLICIES

You may sell your shares of the Fund any day that the New York Stock Exchange is open for business, either through your registered investment professional or directly to the Fund. Shares may be sold or exchanged by mail at the address listed below, by phone at 800.548.4539, online at www.managersinvest.com, or by bank wire (if bank wire instructions are on file for your account).

Managers

c/o BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9769

Providence, RI 02940-9769

TAX INFORMATION

The Fund intends to make distributions that are taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. By investing in the Fund through such a plan, you will not be subject to tax on distributions from the Fund so long as the amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan. If your investment is through such a plan, you should consult your tax adviser to determine the suitability of the Fund as an investment through your plan and the tax treatment of distributions to you (including distributions of amounts attributable to an investment in the Fund) from the plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

10	Managers Investment Group

SUMMARY OF THE FUNDS

Managers AMG TSCM Growth Equity Fund

INVESTMENT OBJECTIVE

The investment objective of the Managers AMG TSCM Growth Equity Fund (the “Fund”) is to achieve long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Investor Class	Service Class	Institutional Class
Management Fee	0.75%	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.25%	None	None
Other Expenses	1.04%	1.14%	0.89%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses[1]	2.05%	1.90%	1.65%
Fee Waiver and Expense Reimbursements[2]	(0.85)%	(0.85)%	(0.85)%
Total Annual Fund Operating Expenses
After Fee Waiver and Expense Reimbursements[1]	1.20%	1.05%	0.80%

[1]

The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements do not correlate to the ratios of expenses to average net assets in the Financial Highlights section of the Fund’s Prospectus. The ratios reflect only the operating expenses of the Fund and do not include fees and expenses of any acquired funds.

[2]

Managers Investment Group LLC (the “Investment Manager”) has contractually agreed, through at least March 1, 2013, to waive management fees and/or reimburse Fund expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) to 0.79% of the Fund’s average daily net assets subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months from the time of any waiver, reimbursement, or payment pursuant to the Fund’s contractual expense limitation, the Investment Manager may recover from the Fund fees waived and expenses paid to the extent that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements to exceed the contractual expense limitation amount. Under such arrangement, if the maximum amount of shareholder servicing fees and distribution and service (12b-1) fees were charged to the classes under the currect applicable plans, the total annual fund operating expenses (excluding the other items noted in the parenthtical above) of the Investor Class, Service Class, and Institutional Class would be 1.29%, 1.04% and 0.79%, respectively, of the average daily net assets of such classes. The contractual expense limitation may only be terminated upon termination of the Fund’s investment advisory agreement with the Investment Manager or by mutual agreement between the Investment Manager and the Fund’s Board of Trustees.

EXPENSE EXAMPLE

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The Example reflects the impact of the Fund’s contractual expense limitation through March 1, 2013. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$122	$561	$1,025	$2,311
Service Class	$107	$514	$947	$2,153
Institutional Class	$82	$437	$817	$1,883

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 102% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities (generally common and preferred stocks). The Fund seeks to achieve its investment objective by building a concentrated U.S. equity growth portfolio that the Subadvisor believes will generate positive returns over the long-term. The Subadvisor utilizes a bottom-up, fundamental, research-intensive approach to identify a select group of approximately 30-40 stocks which the Subadvisor believes will outperform the market. The Fund anticipates making investments in companies representing a broad range of market capitalizations, which generally may include large-, mid-, and small-capitalization growth companies. It is anticipated that the Fund’s market capitalization will be weighted more heavily towards large- and mid-capitalization stocks. Additionally, the Fund may invest up to 10% of its assets in Initial Public Offerings (“IPOs”). The Subadvisor utilizes fundamental growth equity research which emphasizes the quality of a company’s management, identifying superior business models that have a sustainable competitive advantage, and the potential for strong, consistent growth. Potential investments are normally generated through traditional financial analysis, company visits, and management assessments. The Fund seeks to outperform the

Managers Investment Group	11

SUMMARY OF THE FUNDS

Russell 3000® Growth Index over a full market cycle. The Sub-advisor may invest up to 20% of the Fund’s net assets in foreign securities. To gain exposure to foreign issuers, the Fund may invest in American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) or ordinary shares of non-U.S. listed companies.

PRINCIPAL RISKS

There is the risk that you may lose money on your investment. All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Below are some of the risks of investing in the Fund.

Focused Investment Risk—a greater percentage of the Fund’s holdings may be focused in a smaller number of securities which may place the Fund at greater risk than a more diversified fund.

Foreign Securities Risk—securities or other investments of foreign issuers involve additional risks (such as risks arising from less frequent trading, changes in political or social conditions, and less publicly available information about non-U.S. issuers) that differ from those associated with investing in securities of U.S. issuers and may result in greater price volatility.

Growth Stock Risk—growth stocks may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits.

IPO Risk—investing in initial public offerings (IPOs) is risky and the prices of stocks purchased in IPOs tend to fluctuate more widely than stocks of companies that have been publicly traded for a longer period of time. Stocks purchased in IPOs generally do not have a trading history, and information about the companies may be available for very limited periods.

Large-Capitalization Stock Risk—the stocks of large-capitalization companies are generally more mature and may not be able to reach the same levels of growth as the stocks of small-or mid-capitalization companies.

Market Risk—market prices of domestic and foreign securities held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political, or market conditions.

Sector Risk—companies or issuers that are in similar industry sectors may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase. Stocks in the technology, industrials, health care, and consumer discretionary sectors currently, and may in the future, comprise a significant portion of the Fund’s portfolio. The technology industries may be affected by technological obsolescence, short product cycles, falling prices and profits, competitive pressures and general market conditions. Industrial industries companies may be affected by general economic trends, including employment, economic growth and inter-

est rates, changes in consumer confidence and spending, government regulation, commodity prices and competitive pressures. Companies in the health care sector may be affected by government regulation, government approval of products and services, technological obsolescence, patent expirations, product liability or other litigation, and changes in governmental and private payment systems. The consumer discretionary industries may be affected by the performance of the overall economy, consumer confidence and spending, changes in demographics and consumer tastes, interest rates, and competitive pressures.

Small- and Mid-Capitalization Stock Risk—the stocks of small-and mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

PERFORMANCE

The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of a broad-based securities market index. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future. To obtain updated performance information please visit www.managersinvest.com or call 800.835.3879.

Calendar Year Total Returns as of 12/31/11 (Service Class)

Best Quarter: 12.69% (4th Quarter 2011)

Worst Quarter: -19.72% (3rd Quarter 2011)

12	Managers Investment Group

SUMMARY OF THE FUNDS

Average Annual Total Returns as of 12/31/11

Managers AMG TSCM Growth Equity Fund	1 Year	Since Inception
Investor Class		7/30/10
Return Before Taxes	-5.17%	7.02%
Russell 3000® Growth Index
(reflects no deduction for fees, expenses, or taxes)		7/30/10 14.39%
Service Class		7/30/10
Return Before Taxes	-4.39%	7.62%
Service Class		7/30/10
Return After Taxes on Distributions	-4.39%	7.62%
Service Class
Return After Taxes on Distributions and Sale of Fund Shares	-2.86%	7/30/10 6.49%
Russell 3000® Growth Index
(reflects no deduction for fees, expenses, or taxes)		7/30/10 14.39%
Institutional Class		7/30/10
Return Before Taxes	-4.73%	7.51%
Russell 3000® Growth Index
(reflects no deduction for fees, expenses, or taxes)	2.18	7/30/10 14.39%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Service Class shares only, and after-tax returns for Investor Class and Institutional Class shares will vary.

PORTFOLIO MANAGEMENT

Investment Manager

Managers Investment Group LLC

Subadvisor

TimesSquare Capital Management, LLC (“TimesSquare”)

Portfolio Managers

Kenneth C. Duca, CFA

Portfolio Manager/Analyst of TimesSquare;

Portfolio Manager of the Fund since 08/11.

Grant R. Babyak

Chief Executive Officer, Managing Director and Senior Portfolio

Manager of TimesSquare;

Portfolio Manager of the Fund since 07/10.

Anthony Rosenthal, CFA

Managing Director and Senior Portfolio Manager of TimesSquare;

Portfolio Manager of the Fund since 07/10.

BUYING AND SELLING FUND SHARES

Initial Investment Minimum

Investor Class

Regular Account: $2,000

Individual Retirement Account: $1,000

Service Class

Regular Account: $25,000

Individual Retirement Account: $10,000

Institutional Class

Regular Account: $100,000

Individual Retirement Account: $50,000

Additional Investment Minimum

Investor Class and Service Class (all accounts): $100

Institutional Class (all accounts): $1,000

TRANSACTION POLICIES

You may sell your shares of the Fund any day that the New York Stock Exchange is open for business, either through your registered investment professional or directly to the Fund. Shares may be sold or exchanged by mail at the address listed below, by phone at 800.548.4539, online at www.managersinvest.com, or by bank wire (if bank wire instructions are on file for your account).

Managers

c/o BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9769

Providence, RI 02940-9769

TAX INFORMATION

The Fund intends to make distributions that are taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. By investing in the Fund through such a plan, you will not be subject to tax on distributions from the Fund so long as the amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan. If your investment is through such a plan, you should consult your tax adviser to determine the suitability of the Fund as an investment through your plan and the tax treatment of distributions to you (including distributions of amounts attributable to an investment in the Fund) from the plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Managers Investment Group	13

SUMMARY OF THE FUNDS

Managers Real Estate Securities Fund

INVESTMENT OBJECTIVE

The Managers Real Estate Securities Fund’s (the “Fund”) investment objective is to achieve a combination of income and long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.60%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.88%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses[1]	1.49%
Fee Waiver and Expense Reimbursements[2]	(0.19)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements[1]	1.30%

[1]

The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements do not correlate to the ratios of expenses to average net assets in the Financial Highlights section of the Fund’s Prospectus. The ratios reflect only the operating expenses of the Fund and do not include fees and expenses of any acquired funds.

[2]

Managers Investment Group LLC (the “Investment Manager”) has contractually agreed, through at least March 1, 2013 to waive management fees and/or reimburse Fund expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) to 1.29% of the Fund’s average daily net assets subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months from the time of any waiver, reimbursement, or payment pursuant to the Fund’s contractual expense limitation, the Investment Manager may recover from the Fund fees waived and expenses paid to the extent that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements to exceed the contractual expense limitation amount. The contractual expense limitation may only be terminated upon termination of the Fund’s investment advisory agreement with the Investment Manager or by mutual agreement between the Investment Manager and the Fund’s Board of Trustees.

EXPENSE EXAMPLE

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The Example reflects the impact of the Fund’s contractual expense limitation through March 1, 2013. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$132	$452	$795	$1,763

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 75% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in stocks of companies principally engaged in the real estate industry, including Real Estate Investment Trusts (“REITs”).

For purposes of the Fund’s investment policies, a company is in the real estate industry if it derives at least 50% of its revenues from, or if it has at least 50% of its assets in, companies principally engaged in the real estate industry, including REITs. The Fund is non-diver-sifled and may hold a greater percentage of its assets in securities of a single issuer or a smaller number of issuers than a diversifled fund. The Fund usually holds approximately 40 to 55 stocks.

PRINCIPAL RISKS

There is the risk that you may lose money on your investment. All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Below are some of the risks of investing in the Fund.

Market Risk—market prices of securities held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political, or market conditions.

Non-Diversifled Fund Risk—the Fund is non-diversifled and therefore a greater percentage of holdings may be concentrated in a small number of issuers or a single issuer, such as a corporate or government entity, which can place the Fund at greater risk.

Real Estate Industry Risk—investments in the Fund may be subject to many of the same risks as a direct investment in real estate; in addition, equity REITs may be affected by changes in the value of their underlying properties.

Small-Capitalization Stock Risk—the stocks of small-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

14	Managers Investment Group

SUMMARY OF THE FUNDS

PERFORMANCE

The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of a broad-based securities market index and a specialized index reflecting the market in which the Fund primarily invests. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future. To obtain updated performance information please visit www.managersinvest.com or call 800.835.3879.

Calendar Year Total Returns as of 12/31/11

Best Quarter: 35.16% (3rd Quarter 2009)

Worst Quarter: -37.94% (4th Quarter 2008)

Average Annual Total Returns as of 12/31/11

Managers Real Estate Securities Fund	1 Year	5 Years	10 Years
Return Before Taxes	9.35%	0.71%	11.02%
Return After Taxes on Distributions	9.16%	-0.79%	8.71%
Return After Taxes on Distributions and Sale of Fund Shares	6.07%	0.01%	8.76%
S&P 500 Index
(reflects no deduction for fees, expenses, or taxes)	2.11%	-0.25%	2.92%
Dow Jones U.S. Select REIT Index (reflects no deduction for fees, expenses, or taxes)	9.37%	-2.04%	10.12%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

PORTFOLIO MANAGEMENT

Investment Manager

Managers Investment Group LLC

Subadvisor

Urdang Securities Management, Inc. (“Urdang”)

Portfolio Managers

Dean Frankel, CFA

Lead Portfolio Manager, Senior Portfolio Manager and

Vice President, Urdang; Portfolio Manager of the Fund since 03/04.

Eric Rothman, CFA

Portfolio Manager, Urdang; Portfolio Manager of the

Fund since 11/06.

BUYING AND SELLING FUND SHARES

Initial Investment Minimum

Regular Account: $2,000

Individual Retirement Account: $1,000

Additional Investment Minimum

All Accounts: $100

TRANSACTION POLICIES

You may sell your shares of the Fund any day that the New York Stock Exchange is open for business, either through your registered investment professional or directly to the Fund. Shares may be sold or exchanged by mail at the address listed below, by phone at 800.548.4539, online at www.managersinvest.com, or by bank wire (if bank wire instructions are on file for your account).

Managers

c/o BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9769

Providence, RI 02940-9769

TAX INFORMATION

The Fund intends to make distributions that are taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. By investing in the Fund through such a plan, you will not be subject to tax on distributions from the Fund so long as the amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan. If your investment is through such a plan, you should consult your tax adviser to determine the suitability of the Fund as an investment through your plan and the tax treatment of distributions to you (including distributions of amounts attributable to an investment in the Fund) from the plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Managers Investment Group	15

SUMMARY OF THE FUNDS

Managers PIMCO Bond Fund

INVESTMENT OBJECTIVE

The Managers PIMCO Bond Fund’s (the “Fund”) investment objective is to maximize total return consistent with the preservation of capital.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.40%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.31%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses[1]	0.72%
Fee Waiver and Expense Reimbursements[2]	(0.13)%
Total Annual Fund Operating Expenses
After Fee Waiver and Expense Reimbursements[1]	0.59%

[1]

The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements do not correlate to the ratios of expenses to average net assets in the Financial Highlights section of the Fund’s Prospectus. The ratios reflect only the operating expenses of the Fund and do not include fees and expenses of any acquired funds.

[2]

Managers Investment Group LLC (the “Investment Manager”) has contractually agreed, through at least March 1, 2013 to waive management fees and/or reimburse Fund expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) to 0.58% of the Fund’s average daily net assets subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months from the time of any waiver, reimbursement, or payment pursuant to the Fund’s contractual expense limitation, the Investment Manager may recover from the Fund fees waived and expenses paid to the extent that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements to exceed the contractual expense limitation amount. The contractual expense limitation may only be terminated upon termination of the Fund’s investment advisory agreement with the Investment Manager or by mutual agreement between the Investment Manager and the Fund’s Board of Trustees.

EXPENSE EXAMPLE

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The Example reflects the impact of the Fund’s contractual expense limitation through March 1, 2013. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$60	$217	$388	$882

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 495% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes in bonds. The term “bond” includes any debt or fixed-income securities. The Fund may also invest in derivatives such as options, futures contracts, or swap agreements.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Corporation (“S&P”) or Fitch Ratings, or, if unrated, determined by the Subadvisor to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may invest up to 10% of its total assets in equity-related securities (including preferred stock and convertible securities). The average portfolio duration of this Fund normally varies within two years (plus or minus) of the duration of the Barclays Capital U.S. Aggregate Index, as calculated by Pacific Investment Management Company LLC (“PIMCO”), the Fund’s subadvisor, which as of December 31, 2011 was 4.95 years. The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short-sales.

16	Managers Investment Group

SUMMARY OF THE FUNDS

The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy back, or dollar rolls). The total return sought by the Fund consists of income earned on the Fund’s investment, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security.

PRINCIPAL RISKS

There is the risk that you may lose money on your investment. All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Below are some of the risks of investing in the Fund.

Credit Risk— the issuer of bonds or other debt securities may not be able to meet interest or principal payments when the bonds come due.

Currency Risk—fluctuations in exchange rates may affect the total loss or gain on a non-U.S. dollar investment when converted back to U.S. dollars.

Derivatives Risk—the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.

Emerging Markets Risk—investments in emerging markets can be subject to the general risks of foreign investments, as well as additional risks which can result in greater price volatility.

Equity or Equity-Related Securities Risk—the value of equity or equity-related securities may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity or equity-related securities generally have greater price volatility than fixed income securities, and thus their value may rise and fall rapidly and unpredictably due to a variety of factors, including changing economic, political or market conditions.

Foreign Securities Risk—securities or other investments of foreign issuers involve additional risks (such as risks arising from less frequent trading, changes in political or social conditions, and less publicly available information about non-U.S. issuers) that differ from those associated with investing in securities of U.S. issuers and may result in greater price volatility.

High Yield Risk—below-investment grade debt securities and unrated securities of similar credit quality (commonly known as “junk bonds” or “high yield securities”) may be subject to greater levels of interest rate, credit, and liquidity risk.

Inflation Risk—the price of an asset, or the income generated by an asset, may not keep up with the cost of living.

Interest Rate Risk—fixed-coupon payments (cash flows) of bonds and debt securities may become less competitive with the market in periods of rising interest rates and cause bond prices to decline.

Issuer Risk— the risk that the value of the security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Leverage Risk—borrowing, and some derivative investments such as futures and forward commitment transactions, may magnify smaller adverse market movements into relatively larger losses.

Liquidity Risk—particular investments, such as illiquid securities, may not be able to be sold at the price the Fund would like or the Fund may have to sell them at a loss.

Market Risk—market prices of domestic and foreign securities held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political, or market conditions. Equity investments generally have greater price volatility than fixed income investments.

Mortgage-Related and Other Asset-Backed Securities

Risk— the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk.

Political Risk—changes in the political status of any country can have profound effects on the value of investments exposed to that country.

Prepayment Risk—many bonds and debt securities have call provisions that may result in debtors paying back the debt prior to maturity during periods of decreasing interest rates.

Reinvestment Risk—investors may have difficulty reinvesting payments from debtors and may receive lower rates than from their original investments.

Short Sales Risk—the sale of a security that is borrowed may subject the Fund to potentially unlimited losses.

U.S. Government Securities Risk—obligations issued by some U.S. Government agencies, authorities, instrumentalities, or sponsored enterprises such as Government National Mortgage Association (“GNMA”), are backed by the full faith and credit of the U.S. Government, while obligations issued by others, such as Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), and Federal Home Loan Banks (“FHLBs”) are not backed by the full faith and credit of the U.S. Government and are backed solely by the entity’s own resources or by the ability of the entity to borrow from the U.S. Treasury. If one of these agencies defaulted on a loan, there is no guarantee that the U.S. Government will provide financial support.

Managers Investment Group	17

SUMMARY OF THE FUNDS

PERFORMANCE

The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of a broad-based securities market index. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future. To obtain updated performance information please visit www.managersinvest.com or call 800.835.3879.

Calendar Year Total Returns as of 12/31/11

Best Quarter: 8.20% (2nd Quarter 2009)

Worst Quarter: -3.48% (3rd Quarter 2008)

Average Annual Total Returns as of 12/31/11

Managers PIMCO Bond Fund	1 Year	5 Years	10 Years
Return Before Taxes	4.77%	7.56%	6.44%
Return After Taxes on Distributions	3.49%	5.23%	4.42%
Return After Taxes on Distributions and Sale of Fund Shares	3.09%	5.14%	4.37%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	7.84%	6.50%	5.78%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

PORTFOLIO MANAGEMENT

Investment Manager

Managers Investment Group LLC

Subadvisor

Pacific Investment Management Company, LLC (“PIMCO”)

Portfolio Manager

Bill Gross

Co-Founder, Managing Director & Co-CIO, PIMCO; Portfolio Manager of the Fund since 03/94.

BUYING AND SELLING FUND SHARES

Initial Investment Minimum

Regular Account: $2,000

Individual Retirement Account: $1,000

Additional Investment Minimum

All Accounts: $100

TRANSACTION POLICIES

You may sell your shares of the Fund any day that the New York Stock Exchange is open for business, either through your registered investment professional or directly to the Fund. Shares may be sold or exchanged by mail at the address listed below, by phone at 800.548.4539, online at www.managersinvest.com, or by bank wire (if bank wire instructions are on file for your account).

Managers

c/o BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9769

Providence, RI 02940-9769

TAX INFORMATION

The Fund intends to make distributions that are taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. By investing in the Fund through such a plan, you will not be subject to tax on distributions from the Fund so long as the amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan. If your investment is through such a plan, you should consult your tax adviser to determine the suitability of the Fund as an investment through your plan and the tax treatment of distributions to you (including distributions of amounts attributable to an investment in the Fund) from the plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

18	Managers Investment Group

SUMMARY OF THE FUNDS

Managers California Intermediate Tax-Free Fund

INVESTMENT OBJECTIVE

The Managers California Intermediate Tax-Free Fund’s (the “Fund”) investment objective is to achieve income free from Federal and California state income taxes, including the alternative minimum tax (“AMT”).

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.40%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.50%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund	0.91%
Operating Expenses[1]
Fee Waiver and Expense Reimbursements[2]	(0.35)%
Total Annual Fund Operating Expenses
After Fee Waiver and Expense Reimbursements[1]	0.56%

[1]

The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements do not correlate to the ratios of expenses to average net assets in the Financial Highlights section of the Fund’s Prospectus. The ratios reflect only the operating expenses of the Fund and do not include fees and expenses of any acquired funds.

[2]

Managers Investment Group LLC (the “Investment Manager”) has contractually agreed, through at least March 1, 2013 to waive management fees and/or reimburse Fund expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) to 0.55% of the Fund’s average daily net assets subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months from the time of any waiver, reimbursement, or payment pursuant to the Fund’s contractual expense limitation, the Investment Manager may recover from the Fund fees waived and expenses paid to the extent that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements to exceed the contractual expense limitation amount. The contractual expense limitation may only be terminated upon termination of the Fund’s investment advisory agreement with the Investment Manager or by mutual agreement between the Investment Manager and the Fund’s Board of Trustees.

EXPENSE EXAMPLE

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The Example reflects the impact of the Fund’s contractual expense limitation through March 1, 2013. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$57	$255	$470	$1,087

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 8% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in intermediate-term California municipal bonds that are free from both Federal and California state income taxes, including the AMT. This policy is a fundamental policy of the Fund and may not be changed without shareholder approval.

The Fund is intended for California residents. The bonds in which the Fund typically invests have a rating comparable to the four highest ratings categories of Moody’s Investors Services, Inc. (“Moody’s”) or Standard & Poor’s Corporation (“S&P”), with a dollar-weighted average maturity of 3 to 10 years. The Fund is structured as a non-diversified fund and may hold a greater percentage of its assets in securities of a single issuer or a smaller number of issuers than a diversified fund. Although the Fund is structured as a non-diversi-fied fund, it is likely to be diversifled most of the time.

Managers Investment Group	19

SUMMARY OF THE FUNDS

PRINCIPAL RISKS

There is the risk that you may lose money on your investment. All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Below are some of the risks of investing in the Fund.

Credit Risk— the issuer of bonds or other debt securities may not be able to meet interest or principal payments when the bonds come due.

Interest Rate Risk—fixed-coupon payments (cash flows) of bonds and debt securities may become less competitive with the market in periods of rising interest rates and cause bond prices to decline.

Liquidity Risk—particular investments, such as illiquid securities, may not be able to be sold at the price the Fund would like or the Fund may have to sell them at a loss.

Market Risk—market prices of securities held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political, or market conditions.

Municipal Market Risk—factors unique to the municipal bond market may negatively affect the value of municipal bonds.

Non-Diversifled Fund Risk—the Fund is non-diversifled and therefore a greater percentage of holdings may be concentrated in a small number of issuers or a single issuer, such as a corporate or government entity, which can place the Fund at greater risk.

Prepayment Risk—many bonds and debt securities have call provisions that may result in debtors paying back the debt prior to maturity during periods of decreasing interest rates.

Reinvestment Risk—investors may have difflculty reinvesting payments from debtors and may receive lower rates than from their original investments.

State Concentration Risk—economic, political, or regulatory changes that affect California could adversely affect municipal bond issuers in California.

PERFORMANCE

The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of a broad-based securities market index. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future. To obtain updated performance information please visit www.managersinvest.com or call 800.835.3879.

Calendar Year Total Returns as of 12/31/11

Best Quarter: 4.40% (3rd Quarter 2004)

Worst Quarter: -3.39% (4th Quarter 2010)

Average Annual Total Returns as of 12/31/11

Managers California Intermediate Tax-Free Fund	1 Year	5 Years	10 Years
Return Before Taxes	9.58%	4.31%	4.39%
Return After Taxes on Distributions	9.58%	4.26%	4.27%
Return After Taxes on Distributions and Sale of Fund Shares	7.57%	4.18%	4.26%
Barclays Capital 5-Year Municipal Bond Index
(reflects no deduction for fees, expenses, or taxes)	6.93%	5.72%	4.88%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

20	Managers Investment Group

SUMMARY OF THE FUNDS

PORTFOLIO MANAGEMENT

Investment Manager

Managers Investment Group LLC

Subadvisor

Miller Tabak Asset Management, LLC (“Miller Tabak”)

Portfolio Manager

Michael Pietronico

Chief Executive Officer, Miller Tabak; Portfolio Manager

of the Fund since 09/08.

BUYING AND SELLING FUND SHARES

Initial Investment Minimum

Regular Account: $2,000

Individual Retirement Account: $1,000

Additional Investment Minimum

All Accounts: $100

TRANSACTION POLICIES

You may sell your shares of the Fund any day that the New York Stock Exchange is open for business, either through your registered investment professional or directly to the Fund. Shares may be sold or exchanged by mail at the address listed below, by phone at 800.548.4539, online at www.managersinvest.com, or by bank wire (if bank wire instructions are on file for your account).

Managers

c/o BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9769

Providence, RI 02940-9769

TAX INFORMATION

The Fund intends to distribute income that is exempt from U.S. federal income tax and California state personal income tax (for California residents), including the AMT, but distributions will be subject to federal and state income tax to the extent attributable to other income, including income earned by the Fund on investments in taxable securities or capital gain realized on the disposition of its investments.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Managers Investment Group	21

ADDITIONAL INFORMATION ABOUT THE FUNDS

PORTFOLIO MANAGERS

James A. Colgan

Senior Vice President

and Portfolio Manager

G. Michael Novak, Jr.

Senior Vice President

and Portfolio Manager

See “Fund Management” on page 40 for more information on the portfolio managers.

MANAGERS FRONTIER SMALL CAP GROWTH FUND

(“FRONTIER SMALL CAP GROWTH FUND”)

This Fund will invest primarily in the securities and instruments as described in the summary section of the Fund’s Prospectus. This section contains additional information about the Fund’s investment strategies and the investment techniques utilized by the Fund’s subadvisor in managing the Fund, and also additional information about the Fund’s expenses and performance.

ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES

Frontier Capital Management, Co., LLC (“Frontier”) serves as Subadvisor to the Fund. Frontier utilizes and draws support from its entire team of investment professionals to identify opportunities and conduct fundamental research. Through fundamental bottom-up research Frontier seeks long-term capital appreciation by investing in small-capitalization companies that it believes have above-average earnings growth potential and are available at reasonable valuations.

Frontier looks for companies it believes can generate long-term, sustainable earnings, managed by qualified professionals capable of executing a well conceived strategic plan. Frontier seeks businesses that can generate returns on capital in excess of their cost of capital over a business cycle due to above average secular growth prospects or a competitive advantage that will allow it to earn superior rates of return on capital.

Frontier tends to sell stocks when:

•	Frontier’s price objective is reached;

•	Fundamental conditions have changed so that future earnings progress is likely to be adversely affected;

•	There is heightened event risk and/or elevated balance sheet risk;

•	Earning expectations have become excessive; or

•	Frontier is fully invested and an attractive, new opportunity causes it to sell a current holding with less appreciation potential.

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in stocks of U.S. small-capitalization companies. The Fund will provide shareholders with at least 60 days’ prior written notice of any change in this policy.

WHERE THIS FUND FITS AS PART OF YOUR ASSET ALLOCATION

In selecting a mutual fund, one should consider its overall fit within an asset allocation plan. This Fund may be appropriate as part of your overall investment allocation if you are:

•	Looking to gain exposure to small-cap stocks.

•	Seeking long-term growth of capital.

•	Willing to accept short-term volatility of returns.

ADDITIONAL INFORMATION ABOUT THE FUND’S EXPENSES AND PERFORMANCE

Under “Fees and Expenses of the Fund” in the Fund’s summary section, because Investor Class and Service Class shares are each authorized to pay up to 0.25% in shareholder servicing fees, Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements may fluctuate from year-to-year based on the actual amount of shareholder servicing fees incurred. Please see “Choosing A Share Class — Managers Frontier Small Cap Growth Fund, Managers Micro-Cap Fund and Managers AMG TSCM Growth Equity Fund Only” for more information on the Fund’s shareholder servicing fees.

22	Managers Investment Group

ADDITIONAL INFORMATION ABOUT THE FUNDS

MANAGERS FRONTIER SMALL CAP GROWTH FUND (CONTINUED)

Under “Performance” in the Fund’s summary section, the performance information shown assumes that all dividend and capital gain distributions have been reinvested for the Fund and, where applicable, for the Index shown in the table. The information in the bar chart is for Service Class shares of the Fund. Investor Class and Institutional Class shares would have similar annual returns as Service Class shares because all of the classes are invested in the same portfolio of securities. However, because Investor Class and Institutional Class shares are subject to different expenses than Service Class shares, Investor Class and Institutional Class share performance varies. The performance information also reflects the impact of the Fund’s contractual expense limitation. If the Investment Manager had not agreed to limit expenses, returns would have been lower. Performance information also includes historical performance of the Fund for periods prior to September 14, 2009, when the Fund was managed by a different subadvisor with different investment strategies and policies. The Fund’s past performance would have been different if the Fund were managed by the current subadvisor using the current investment strategies and policies, and the performance record might be less pertinent for investors considering whether to purchase shares of the Fund.

Managers Investment Group	23

ADDITIONAL INFORMATION ABOUT THE FUNDS

SUBADVISORS

See “Fund Management” on pages 40 and 41 for more information on the Subadvisors.

MANAGERS MICRO-CAP FUND (“MICRO-CAP FUND”)

This Fund will invest primarily in the securities and instruments as described in the Fund’s summary section of the Prospectus. This section contains additional information about the Fund’s investment strategies and the investment techniques utilized by the Fund’s Subadvisors in managing the Fund, and also additional information about the Fund’s expenses and performance.

ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES

The Fund’s assets are currently allocated among four Subadvisors, each of which acts independently of the other and uses its own methodology to select portfolio investments. Specifically:

•

One Subadvisor utilizes a value approach to investing whereby the Subadvisor uses both quantitative and qualitative techniques to identify companies that have favorable return potential but are selling at reasonable valuations.

•

Another Subadvisor utilizes a core approach to investing whereby the Subadvisor seeks neglected micro-cap companies with long-term attractive business fundamentals, near-term profitability potential and low valuations.

•	The other two Subadvisors utilize a growth approach to investing whereby they seek to identify companies that appear to have the potential for more rapid growth than the overall economy.

•	A Subadvisor will typically sell a stock if it believes that the original investment thesis for why it purchased the stock is no longer intact.

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in U.S. micro-cap stocks. The Fund will provide shareholders with at least 60 days’ prior written notice of any change in this policy.

WHERE THIS FUND FITS AS PART OF YOUR ASSET ALLOCATION

In selecting a mutual fund, one should consider its overall fit within an asset allocation plan. This Fund may be appropriate as part of your overall investment allocation if you are:

•	Looking to gain exposure to micro-cap companies.

•	Seeking long-term growth of capital.

•	Willing to accept short-term volatility of returns, in particular those associated with the smallest U.S. stocks.

ADDITIONAL INFORMATION ABOUT THE FUND’S EXPENSES AND PERFORMANCE

Under “Fees and Expenses of the Fund” in the Fund’s summary section, expenses for Investor Class and Institutional Class shares in the “Annual Fund Operating Expenses” table reflect estimates for the current fiscal year because Investor Class and Institutional Class shares commenced operations on or following October 3, 2011. Because Investor Class and Service Class shares are each authorized to pay up to 0.25% in shareholder servicing fees. Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements may fluctuate from year-to-year based on the actual amount of shareholder servicing fees incurred. Please see “Choosing A Share Class — Managers Frontier Small Cap Growth Fund, Managers Micro-Cap Fund and Managers AMG TSCM Growth Equity Fund Only” for more information on the Fund’s shareholder servicing fees.

24	Managers Investment Group

ADDITIONAL INFORMATION ABOUT THE FUNDS

MANAGERS MICRO-CAP FUND (CONTINUED)

Under “Performance” in the Fund’s summary section, the performance information shown assumes that all dividend and capital gain distributions have been reinvested for the Fund and, where applicable, for the Indices shown in the table. The performance information also reflects the impact of the Fund’s contractual expense limitation. If the Investment Manager had not agreed to limit expenses, returns would have been lower. Because the Fund’s Investor Class and Institutional Class shares have not operated for a full calendar year, performance history for these share classes is not available. Effective December 10, 2007, some of the Fund’s investment strategies changed concurrent with the hiring of new sub-advisors. The Fund’s past performance would have been different if the Fund was managed using the current investment strategies. As a result of a reorganization that occurred on September 30, 2011, the Institutional Class shares of the Fund assumed the ticker symbol of the Managers Institutional Micro-Cap Fund (MIMFX). The Managers Institutional Micro-Cap Fund was not the performance or accounting survivor of the reorganization.

Managers Investment Group	25

ADDITIONAL INFORMATION ABOUT THE FUNDS

PORTFOLIO MANAGERS

Kenneth C. Duca, CFA

Portfolio Manager

and Analyst

Grant R. Babyak

Chief Executive Officer,

Managing Director and

Senior Portfolio Manager

Anthony Rosenthal, CFA

Managing Director and

Senior Portfolio Manager

See “Fund Management” on pages 41 and 42 for more information on the portfolio managers.

MANAGERS AMG TSCM GROWTH EQUITY FUND (“TSCM GROWTH EQUITY FUND”)

This Fund will invest primarily in the securities and instruments as described in the Fund’s summary section of the Prospectus. This section contains additional information about the Fund’s investment strategies and the investment techniques utilized by the Fund’s Subadvisor in managing the Fund.

ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES

TimesSquare Capital Management, LLC (“TimesSquare”) is the Fund’s Subadvisor. TimesSquare applies fundamental investment research techniques when deciding which stocks to buy or sell.

Typically, TimesSquare:

•

Looks across all sectors of the stock market to find companies that meet the Fund’s investment criteria – including the potential for strong, sustainable growth, consistent earnings, proprietary products and services.

•	Seeks out stocks that have the potential for significant price appreciation over the following 18 months and price/earnings ratios at a discount relative to their earnings growth rates.

•	Sells all or part of the Fund’s holdings in a particular stock if:

—	The stock no longer meets the Fund’s investment criteria;

—	TimesSquare believes the company issuing the security is unable to sustain a competitive advantage;

—	Valuation is no longer attractive compared with TimesSquare’s expectations of long- term growth; or

—	Appreciation causes the stock’s value to exceed 10% of the Fund’s market value.

Although the investment strategies of TimesSquare do not ordinarily involve trading securities for short-term profits, TimesSquare may sell any security when it believes such sale is in the best interests of the Fund, which may result in short-term trading. Short-term trading may increase the Fund’s transaction costs, which may have an adverse effect on the Fund’s performance, and may increase your tax liability.

Under normal conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities (generally common and preferred stocks). The Fund will provide shareholders with at least 60 days’ prior written notice of any change in this policy.

WHERE THIS FUND FITS AS PART OF YOUR ASSET ALLOCATION

In selecting a mutual fund, one should consider its overall fit within an asset allocation plan. This Fund may be appropriate as part of your overall investment allocation if you are:

•	Looking to gain exposure to a broad market capitalization range of U.S. equities.

•	Seeking exposure to growth oriented investments.

•	Willing to accept a higher degree of risk for the opportunity for higher potential returns.

•	Willing to accept short-term volatility of returns.

26	Managers Investment Group

ADDITIONAL INFORMATION ABOUT THE FUNDS

MANAGERS AMG TSCM GROWTH EQUITY FUND (CONTINUED)

ADDITIONAL INFORMATION ABOUT THE FUND’S EXPENSES AND PERFORMANCE

Under “Fees and Expenses of the Fund” in the Fund’s summary section, because Investor Class and Service Class shares are authorized to pay up to 0.25% in shareholder servicing fees, Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements may fluctuate from year-to-year based on the actual amount of shareholder servicing fees incurred. Please see “Choosing A Share Class — Managers Frontier Small Cap Growth Fund, Managers Micro-Cap Fund and Managers AMG TSCM Growth Equity Fund Only” for more information on the Fund’s shareholder servicing fees.

Under “Performance” in the Fund’s summary section, the performance information shown assumes that all dividend and capital gain distributions have been reinvested for the Fund and, where applicable, for the Index shown in the table. The information in the bar chart is for Service Class shares of the Fund. Investor Class and Institutional Class shares would have similar annual returns as Service Class shares because all of the classes are invested in the same portfolio of securities. However, because Investor Class and Institutional Class shares are subject to different expenses than Service Class shares, Investor Class and Institutional Class share performance varies. The performance information also reflects the impact of the Fund’s contractual expense limitation. If the Investment Manager had not agreed to limit expenses, returns would have been lower.

Managers Investment Group	27

ADDITIONAL INFORMATION ABOUT THE FUNDS

PORTFOLIO MANAGERS

Dean Frankel, CFA

Lead Portfolio Manager,

Senior Portfolio Manager

and Vice President

Eric Rothman

Portfolio Manager

See “Fund Management” on page 42

for more information on the portfolio managers.

MANAGERS REAL ESTATE SECURITIES FUND (“REAL ESTATE SECURITIES FUND”)

This Fund will invest primarily in the securities and instruments as described in the summary section of the Fund’s Prospectus. This section contains additional information about the Fund’s investment strategies and the investment techniques utilized by the Fund’s subadvisor in managing the Fund, and also additional information about the Fund’s expenses and performance.

ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES

The Investment Manager to the Fund has selected Urdang Securities Management, Inc. (“Urdang”) as the Fund’s subadvisor. Urdang applies fundamental investment research techniques when deciding which securities to buy or sell. Typically, Urdang:

•	Monitors factors such as real estate trends and industry fundamentals of real estate sectors including office, apartment, retail, hotel, and industrial.

•

Selects stocks by evaluating each company’s real estate value, quality of its assets, and management record for improving earnings and increasing asset value relative to other publicly traded real estate companies.

•	Sells all or part of the Fund’s holdings in a particular security if:

—	The security appreciates to a premium relative to other real estate companies; or

—	The anticipated return is not sufficient compared with the risk of continued ownership.

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in stocks of companies principally engaged in the real estate industry, including Real Estate Investment Trusts (“REITs”). The Fund will provide shareholders with at least 60 days’ prior written notice of any change in this policy.

WHERE THIS FUND FITS AS PART OF YOUR ASSET ALLOCATION

In selecting a mutual fund, one should consider its overall fit within an asset allocation plan. This Fund may be appropriate as part of your overall investment allocation if you are:

•	Looking to diversify your portfolio and gain exposure to real estate stocks.

•	Seeking income and long-term capital appreciation from a portfolio of real estate stocks.

•	Willing to accept short-term price fluctuation and greater volatility.

ADDITIONAL INFORMATION ABOUT THE FUND’S EXPENSES AND PERFORMANCE

Under “Fees and Expenses of the Fund” in the Fund’s summary section, because the Fund is authorized to pay up to 0.25% in shareholder servicing fees. Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements may fluctuate from year-to-year based on the actual amount of shareholder servicing fees incurred. Please see “Your Account” for more information on the Fund’s shareholder servicing fees.

Under “Performance” in the Fund’s summary section, the performance information shown assumes that all dividend and capital gain distributions have been reinvested for the Fund and, where applicable, for the Indices shown in the table. The performance information also reflects the impact of the Fund’s contractual expense limitation. If the Investment Manager had not agreed to limit expenses, returns would have been lower.

28	Managers Investment Group

ADDITIONAL INFORMATION ABOUT THE FUNDS

MANAGERS PIMCO BOND FUND (“PIMCO BOND FUND”)

This Fund will invest primarily in the securities and instruments as described in the summary section of the Fund’s Prospectus. This section contains additional information about the Fund’s investment strategies and the investment techniques utilized by the Fund’s subadvisor in managing the Fund, and also additional information about the Fund’s expenses and performance.

ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES

The Investment Manager has selected Pacific Investment Management Company, LLC (“PIMCO”) as the Fund’s Subadvisor. In an effort to provide consistently attractive returns, PIMCO typically:

•	Focuses on three- to five-year economic, demographic, and political forecasts to identify long-term interest rate trends.

•	Updates its long-term outlook annually by determining a general maturity/duration range for the portfolio in relation to the market.

•	Manages duration to help control risk.

•	Selects bonds that help the Fund meet its maturity requirements and satisfy its credit quality standards.

•	Sells all or part of the Fund’s holdings in a particular bond if:

—	The security no longer represents good value;

—	More attractive risk/return potential exists in an alternative position; or

—	The security no longer fits with the strategy of the Fund.

As used in connection with the Fund, the term “Fixed Income Instruments,” as used generally in this prospectus, includes securities issued or guaranteed by the U.S. Government, its agencies or government–sponsored enterprises; corporate debt securities of U.S. and non–U.S. issuers, including convertible securities and corporate commercial paper; mortgage–backed and other asset–backed securities; inflation–indexed bonds issued both by governments and corporations; structured notes, including hybrid or “indexed securities and event–linked bonds; bank capital and trust preferred securities; loan participations and assignments; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements on Fixed Income Instruments and reverse repurchase agreements on Fixed Income Instruments; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies and government sponsored enterprises; and obligations of international agencies or supranational entities. Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Fund may invest in derivatives based on Fixed Income Instruments. With respect to the Fund’s average portfolio duration, PIMCO defines duration as the weighted measure of interest rate sensitivity of a fixed-income security. PIMCO uses an internal model for calculating duration, which may result in a different value for the duration of an index compared to the duration calculated by the index provider or another third party.

The Fund’s investments in equity-related securities may include preferred stock, convertible securities and other equity-related securities, including securities that are acquired as the result of debt-for-equity swap transactions, debt exchange transactions, or pursuant to a reorganization or restructuring of an issuer, and derivatives based on equity securities even though the Fund does not ordinarily invest in such securities. These securities may include securities listed on any domestic or foreign securities exchange and securities traded in the over-the-counter (“OTC”) market.

PORTFOLIO MANAGER

Bill Gross

Managing Director, Chief

Investment Officer, and

Portfolio Manager

See “Fund Management” on page 42 for more information on the portfolio manager.

Managers Investment Group	29

ADDITIONAL INFORMATION ABOUT THE FUNDS

MANAGERS PIMCO BOND FUND (CONTINUED)

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in bonds. The term “bond” includes any debt or fixed-income security. The Fund will provide shareholders with at least 60 days’ prior written notice of any change in this policy.

WHERE THIS FUND FITS AS PART OF YOUR ASSET ALLOCATION

In selecting a mutual fund, one should consider its overall fit within an asset allocation plan. The Fund may be appropriate as part of your overall investment allocation if you are:

•	Looking to gain exposure to intermediate-term bonds from around the world.

•	Seeking monthly income and moderate investment risk.

•	Willing to accept short-term volatility of returns.

ADDITIONAL INFORMATION ABOUT THE FUND’S EXPENSES AND PERFORMANCE

Under “Fees and Expenses of the Fund” in the Fund’s summary section, because the Fund is authorized to pay up to 0.10% in shareholder servicing fees, Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements may fluctuate from year-to-year based on the actual amount of shareholder servicing fees incurred. Please see “Your Account” for more information on the Fund’s shareholder servicing fees.

Under “Performance” in the Fund’s summary section, the performance information shown assumes that all dividend and capital gain distributions have been reinvested for the Fund and, where applicable, for the Index shown in the table. The performance information also reflects the impact of the Fund’s contractual expense limitation. If the Investment Manager had not agreed to limit expenses, returns would have been lower.

30	Managers Investment Group

ADDITIONAL INFORMATION ABOUT THE FUNDS

MANAGERS CALIFORNIA INTERMEDIATE TAX-FREE FUND

(“CALIFORNIA INTERMEDIATE TAX-FREE FUND”)

This Fund will invest primarily in the securities and instruments as described in the summary section of the Fund’s Prospectus. This section contains additional information about the Fund’s investment strategies and the investment techniques utilized by the Fund’s subadvisor in managing the Fund, and also additional information about the Fund’s expenses and performance.

ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES

The Investment Manager to the Fund has selected Miller Tabak Asset Management, LLC (“Miller Tabak Asset Management”) as the Fund’s Subadvisor. In seeking to achieve the Fund’s objective, the Subadvisor typically:

•

Follows a disciplined and well defined investment process, using an active total-return portfolio management style that relies on extensive and proprietary research and analysis to achieve the Fund’s investment objective.

•	Utilizes a buy discipline that incorporates the following analyses:

—	Supply Analysis—the Subadvisor examines the supply and/or demand of municipal securities available in the market, including aggregate municipal supply, secondary market supply and dealer inventories.

—	Credit Analysis—the Subadvisor generally seeks fixed-income municipal securities of issuers whose credit profiles it believes are improving, focusing on major economic trends as well as an issuer’s project and systems operations.

—	Individual Bond Structure Analysis—the Subadvisor selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk, prepayment risk, reinvestment risk and the complex legal and technical structure of the transaction.

•	Sells all or part of the Fund’s holdings in a particular bond if:

—	The issuer’s investment fundamentals begin to deteriorate.

—	The Subadvisor identifies more attractive yield opportunities.

—	The individual security no longer appears to meet the portfolio’s investment objective.

—	The Fund needs to meet liquidity needs.

—	The Subadvisor determines to shorten or lengthen the overall duration of the portfolio.

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in intermediate-term California municipal bonds that are free from both Federal and California state income taxes, including the alternative minimum tax. This policy is a fundamental policy of the Fund and may not be changed without shareholder approval.

WHERE THIS FUND FITS AS PART OF YOUR ASSET ALLOCATION

In selecting a mutual fund, one should consider its overall fit within an asset allocation plan. This Fund may be appropriate as part of your overall investment allocation if you are:

•	Interested in the income potential of California municipal bonds.

•	A California resident seeking monthly income exempt from Federal and California state income taxes.

•	Willing to accept short-term volatility of returns.

PORTFOLIO MANAGER

Michael Pietronico

Chief Executive Officer

and Portfolio Manager

See “Fund Management” on page 42 for more information on the portfolio manager.

Managers Investment Group	31

ADDITIONAL INFORMATION ABOUT THE FUNDS

MANAGERS CALIFORNIA INTERMEDIATE TAX-FREE FUND (CONTINUED)

ADDITIONAL INFORMATION ABOUT THE FUND’S EXPENSES AND PERFORMANCE

Under “Performance” in the Fund’s summary section, the performance information shown assumes that all dividend and capital gain distributions have been reinvested for the Fund and, where applicable, for the Index shown in the table. The performance information also reflects the impact of the Fund’s contractual expense limitation. If the Investment Manager had not agreed to limit expenses, returns would have been lower.

32	Managers Investment Group

ADDITIONAL INFORMATION ABOUT THE FUNDS

SUMMARY OF THE FUNDS’ PRINCIPAL RISKS

This section presents more detailed information about each Fund’s risks as described in the summary section of the Fund’s Prospectus. The Funds may not be subject to all of the risks below, and not all Funds invest in the types of instruments mentioned. Please see the summary section of each Fund’s prospectus for a description of the Fund’s risks and the types of instruments in which the Fund invests. All Funds could be subject to additional risks because the types of investments they make and market conditions may change over time.

All investments involve some type and level of risk. There is the risk that you will lose money on your investment. Before you invest, please make sure that you have read, and understand, the risk factors that apply to the Funds. In addition, the Funds are subject to management risk because they are actively managed investment portfolios. The Funds’ Subadvisor(s) will apply its investment techniques and risk analyses in making investment decisions for each Fund, but there can be no guarantee that these will produce the desired result.

BANK CAPITAL SECURITIES AND TRUST PREFERRED SECURITIES RISK

(PIMCO Bond Fund)

There are two common types of bank capital: Tier I and Tier II. Bank capital is generally, but not always, of investment grade quality. Tier I securities often take the form of trust preferred securities. Tier II securities are commonly thought of as hybrids of debt and preferred stock, are often perpetual (with no maturity date), callable and, under certain conditions, allow for the issuer bank to withhold payment of interest until a later date. Trust preferred securities have the characteristics of both subordinated debt and preferred stock. The primary advantage of the structure of trust preferred securities is that they are treated by the financial institution as debt securities for tax purposes and as equity for the calculation of capital requirements. Trust preferred securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated issuer. Typical characteristics include long-term maturities, early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. The market value of trust preferred securities may be more volatile than those of conventional debt securities. There can be no assurance as to the liquidity of trust preferred securities and the ability of holders, such as the Fund, to sell their holdings.

CREDIT RISK

(PIMCO Bond Fund, California Intermediate Tax-Free Fund)

An issuer of bonds or other debt securities may not be able to meet interest or principal payments when the bonds or securities come due. This risk of default is present not only for companies, but also for states, cities, counties and political subdivisions thereof that issue bonds or other debt securities. This risk of default for most debt securities is monitored by several nationally recognized statistical rating organizations such as Moody’s and S&P. The risk of default is generally higher in the case of mortgage-backed securities that include so-called “sub-prime” mortgages. Even if the likelihood of default is low, changes in the perception of an issuer’s financial health will affect the valuation of its debt securities. Bonds rated BBB/Baa by S&P/Moody’s, although investment grade, may have speculative characteristics because their issuers are more vulnerable to financial setbacks and economic pressures than issuers with higher ratings.

CURRENCY RISK

(PIMCO Bond Fund)

The value of foreign investments denominated in a foreign currency depends both upon the price of the securities and the exchange rate of the currency. Thus, the value of an investment in a foreign security will drop if the price for the foreign currency drops in relation to the U.S. dollar. Adverse currency fluctuations are an added risk to foreign investments. Currency risk can be reduced through diversi-fication among currencies or through hedging with the use of foreign currency contracts.

DERIVATIVES RISK

(PIMCO Bond Fund)

Derivatives, including options, futures and forwards, are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The use of derivatives will involve costs, the risk of mispricing or improper valuation, and may result in losses or have the effect of accelerating the recognition of gain. As a general matter, when a Fund establishes certain derivative instrument positions, such as certain futures, options and forward contract positions, it will segregate liquid assets (such as cash, U.S. Treasury bonds or commercial paper) equivalent to the Fund’s outstanding obligations under the contract or in connection with the position. The use of derivatives may not succeed for various reasons, including unexpected changes in the value of the derivatives or the assets, rates or indices underlying them. Some derivatives are also subject to credit and counterparty risk in that a counterparty may fail to honor its contract terms, causing a loss for the Fund.

EMERGING MARKETS RISK

(PIMCO Bond Fund)

Investments in emerging markets involve all of the risks of foreign investments (see below), and also have additional risks. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. Many emerging markets companies in the early stages of development are dependent on a small number of products and lack substantial capital reserves. In addition, emerging markets often have less developed legal and financial systems. These markets often have provided significantly higher or lower rates of return than developed markets and usually carry higher risks to investors than securities of companies in developed countries.

Managers Investment Group	33

ADDITIONAL INFORMATION ABOUT THE FUNDS

SUMMARY OF THE FUNDS’ PRINCIPAL RISKS (CONTINUED)

EQUITY AND EQUITY-RELATED SECURITIES RISK

(PIMCO Bond Fund)

Common stock represents equity ownership in a company and typically provides the common stockholder the power to vote on certain corporate actions, including the election of the company’s directors. Common stockholders participate in company profits through dividends and, in the event of bankruptcy, distributions, on a pro-rata basis after other claims are satisfied. Many factors affect the value of common stock, including earnings, earnings forecasts, corporate events and factors impacting the issuer’s industry and the market generally. Common stock generally has the greatest appreciation and depreciation potential of all corporate securities.

The Fund may invest in convertible securities and equity securities. The Fund may not purchase common stock, but this limitation does not prevent the Fund from holding common stock obtained through the conversion of convertible securities or common stock that is received as part of a corporate reorganization or debt restructuring (for example, as may occur during bankruptcies or distressed situations). Convertible securities are generally preferred stocks and other securities, including fixed income securities and warrants, that are convertible into or exercisable for common stock at a stated price or rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. The Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Fund’s ability to achieve its investment objective.

“Synthetic” convertible securities are selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income producing component”) and the right to acquire an equity security (“convertible component”). The income producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. A simple example of a synthetic convertible security is the combination of a traditional corporate bond with a warrant to purchase equity securities of the issuer of the bond. The Fund may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. The income-producing and convertible components of a synthetic convertible security may be issued separately by different issuers and at different times.

Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

While some countries or companies may be regarded as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply, or legal or technical restrictions. In such cases, the Fund may consider convertible securities or equity securities to gain exposure to such investments.

At times, in connection with the restructuring of a preferred stock or Fixed Income Instrument either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Fund may determine or be required to accept equity securities, such as common stocks, in exchange for all or a portion of a preferred stock or Fixed Income Instrument. Depending upon, among other things, the Subadvisor’s evaluation of the potential value of such securities in relation to the price that could be obtained by the Fund at any given time upon sale thereof, the Fund may determine to hold such securities in its portfolio.

Equity securities generally have greater price volatility than fixed income securities. The market price of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The value of an equity security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

FOCUSED INVESTMENT RISK

(TSCM Growth Equity Fund)

A Fund that invests a significant portion of its assets in a relatively small number of securities may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a great adverse impact on the Fund’s net asset value.

FOREIGN SECURITIES RISK

(TSCM Growth Equit y Fund, PIMCO Bond Fund)

Investments in securities of foreign issuers (including those denominated in U.S. dollars), whether directly or indirectly in the form of American Depositary Receipts, stock index futures or similar instruments, involve additional risks different from those associated with

34	Managers Investment Group

ADDITIONAL INFORMATION ABOUT THE FUNDS

SUMMARY OF THE FUNDS’ PRINCIPAL RISKS (CONTINUED)

investing in securities of U.S. issuers. There may be limited information available to investors, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements like those applicable to U.S. issuers. Different accounting, corporate governance, regulatory, and market systems may cause foreign securities to be more volatile. The value of foreign securities may be adversely affected by changes in the political or social conditions, confiscatory taxation, diplomatic relations, expropriation, nationalization, limitation on the removal of funds or assets, or the establishment of exchange controls or other foreign restrictions and tax regulations in foreign countries. Foreign securities trade with less frequency and volume than domestic securities and, therefore, may have greater price volatility. In addition, just as foreign markets may respond to events differently from U.S. markets, foreign securities can perform differently from U.S. securities.

GROWTH STOCK RISK

(Frontier Small Cap Growth Fund, Micro-Cap Fund, TSCM Growth Equity Fund)

Growth stocks may be more sensitive to changes in current or expected earnings than other types of stocks and tend to be more volatile than the market in general. Growth stocks may underperform value stocks during given periods.

HIGH YIELD RISK

(PIMCO Bond Fund)

Funds that invest in below-investment grade debt securities and unrated securities of similar credit quality (commonly known as “junk bonds” or “high yield securities”) may be subject to greater levels of interest rate, credit and liquidity risk than a fund that does not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. These issuers may be involved in bankruptcy proceedings, reorganizations, or financial restructurings, and are not as strong financially as higher-rated issuers. If the issuer of a security is in default with respect to interest or principal payments, a Fund may lose its entire investment. Below-investment grade securities are more susceptible to sudden and significant price movements because they are generally more sensitive to adverse developments. Many below-investment grade securities are subject to legal or contractual restrictions that limit their resale at desired prices.

INFLATION RISK

(PIMCO Bond Fund)

Inflation risk is the risk that the price of an asset, or income generated by an asset, will not keep up with the cost of living. Almost all financial assets have some inflation risk.

INTEREST RATE RISK

(PIMCO Bond Fund, California Intermediate

Tax-Free Fund)

Changes in interest rates can impact bond and debt security prices. As interest rates rise, the fixed coupon payments (cash flows) of debt securities become less competitive with the market and thus the price of the securities will fall. The longer into the future that these cash flows are expected, the greater the effect on the price of the security. The longer the maturity or duration, the higher the interest rate risk. Duration is the weighted average time (typically quoted in years) to the receipt of cash flows (principal plus interest) for a bond, debt security or portfolio. It is used to evaluate such bond’s, debt security’s or portfolio’s interest rate sensitivity. For example, if interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund’s share price would rise by about 5%.

IPO RISK

(Micro-Cap Fund, TSCM Growth Equity Fund)

The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the Fund’s performance depends on a variety of factors, including the number of IPOs the Fund invests in relative to the size of the Fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a Fund’s asset base increases, IPOs often have a diminished effect on such Fund’s performance.

ISSUER RISK

(PIMCO Bond Fund)

The risk that the value of the security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

LARGE-CAPITALIZATION STOCK RISK

(TSCM Growth Equity Fund)

Large-capitalization companies tend to compete in mature product markets and do not typically experience the level of sustained growth of smaller companies and companies competing in less mature product markets. Also, large-capitalization companies may be unable to respond as quickly as smaller companies to competitive challenges or changes in business, product, financial, or other market conditions. For these and other reasons, a Fund that invests in large-capitalization companies may underperform other stock funds (such as funds that focus on the stocks of small- and medium-capitalization companies) when stocks of large-capitalization companies are out of favor.

Managers Investment Group	35

ADDITIONAL INFORMATION ABOUT THE FUNDS

SUMMARY OF THE FUNDS’ PRINCIPAL RISKS (CONTINUED)

LEVERAGE RISK

(PIMCO Bond Fund)

Borrowing, leveraged ETNs, futures, forward commitment transactions and other derivative investments may magnify smaller adverse market movements into relatively larger losses for a Fund. There is no assurance that a Fund will leverage its portfolio, or if it does, that the leveraging strategy will be successful.

LIQUIDITY RISK

(Frontier Small Cap Growth Fund, Micro-Cap Fund, PIM-CO Bond Fund, California Intermediate Tax-Free Fund)

Liquidity risk exists when particular investments are difficult to sell. A Fund may not be able to sell these illiquid investments at the best prices. Investments in derivatives, non-U.S. investments, restricted securities, securities having small market capitalizations, and securities having substantial market and/or credit and counterparty risk tend to involve greater liquidity risk.

MARKET RISK

(All Funds)

Market prices of investments held by a Fund may fall rapidly or unpredictably and will rise and fall due to changing economic, political, or market conditions or in response to events that affect particular industries or companies. The value of your investment could go up or down depending on market conditions. Equity investments generally have greater price volatility than fixed income investments. Since foreign investments trade on different markets, which have different supply and demand characteristics, their prices are not as closely linked to the U.S. markets. Foreign markets have their own market risks, and they may be more or less volatile than U.S. markets and may move in different directions. Derivatives involve the risk that changes in their value may not correlate perfectly with their underlying assets, rates, or indices.

MICRO-CAPITALIZATION STOCK RISK

(Micro-Cap Fund)

The stocks of micro-capitalization companies involve more risk than the stocks of larger, more established companies because they often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. A Fund that invests in micro-capitalization companies may underperform other stock funds (such as small-, medium- and large-company stock funds) when stocks of micro-capitalization companies are out of favor.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES RISK

(PIMCO Bond Fund)

Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated t the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/ or insurance, there is no assurance that guarantors or insurers will meet their obligations.

One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or “IO” class), while the other class will receive all of the principal (the principal-only, or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities. The Fund may invest up to 5% of its total assets in any combination of mortgage-related or other asset-backed IO, PO, or inverse floater securities.

The Fund may invest in each of collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”) and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high-risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties.

36	Managers Investment Group

ADDITIONAL INFORMATION ABOUT THE FUNDS

SUMMARY OF THE FUNDS’ PRINCIPAL RISKS (CONTINUED)

MUNICIPAL MARKET RISK

(California Intermediate Tax-Free Fund)

Factors unique to the municipal bond market may negatively affect the value of a Fund’s investment in municipal bonds. These factors include political or legislative changes, and uncertainties related to the tax status of the securities and the rights of investors in the securities. A Fund may invest in a group of municipal obligations that are related in such a way that an economic, business, or political development affecting one would also affect the others. In addition, the municipal bond market, or portions thereof, may experience increased volatility or become distressed, and individual bonds may go into default, which would lead to heightened risks of investing in municipal bonds generally. Such defaults may occur, for example, when municipalities that have issued bonds are not able to meet interest or principal payments when such payments come due. Even if the likelihood of default by particular municipalities is low, changes in the perception of the financial health of the municipal market as a whole or in part may affect the valuation of debt securities held by the Fund.

NON-DIVERSIFIED FUND RISK

(Real Estate Securities Fund, California Intermediate Tax-Free Fund)

A Fund which is “non-diversified” can invest a greater percentage of its assets in a single issuer or a group of issuers than a diversified fund. To the extent that a Fund invests significant portions of its portfolio in securities of a single issuer, such as a corporate or government entity, the Fund is subject to additional risk. Specific risk is the risk that a particular security will drop in price due to adverse effects on a specific issuer. Specific risk can be reduced through diversification. It can be measured by calculating how much of a portfolio is concentrated into the few largest holdings and by estimating the individual risks that these issuers face.

POLITICAL RISK

(PIMCO Bond Fund)

Changes in the political status of any country can have profound effects on the value of investments exposed to that country. Related risk factors are the regulatory environment within any country or industry and the sovereign health of the country. These risks can only be reduced by carefully monitoring the economic, political and regulatory atmosphere within countries and diversifying across countries.

PREPAYMENT RISK

(PIMCO Bond Fund, California Intermediate Tax-Free Fund)

Many bonds and other fixed income securities have call provisions which allow the debtors to pay them back before maturity. This is especially true with mortgage-backed and asset-backed securities, which can be paid back at any time. Typically, debtors prepay their debt when it is to their advantage (when interest rates drop making a new loan at current rates more attractive), and thus likely to the disadvantage of security holders, who may have to reinvest prepayment proceeds in securities with lower yields. Prepayment risk will vary depending on the provisions of the security and current interest rates relative to the interest rate of the debt.

REAL ESTATE INDUSTRY RISK

(Real Estate Securities Fund)

The stock prices of companies in the real estate industry are typically sensitive to changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, as well as the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws that could negatively affect their value. These factors may reduce the value of the Fund’s investments in REITs and the real estate industry.

REINVESTMENT RISK

(PIMCO Bond Fund, California Intermediate Tax-Free Fund)

As debtors pay interest or return capital to investors, there is no guarantee that investors will be able to reinvest these payments and receive rates equal to or better than their original investment. If interest rates fall, the rate of return available to reinvested money will also fall. For example, purchasers of a 30-year, 5% coupon bond can anticipate that they will receive a 5% return on their original capital, but unless they can reinvest all of the interest receipts at or above 5%, the total return over 30 years will be below 5%. The higher the coupon and prepayment risk, the higher the reinvestment risk. An investor who plans on spending (as opposed to reinvesting) the income generated by his portfolio is less likely to be concerned with reinvestment risk and more likely to be concerned with inflation and interest rate risk than is an investor who will be reinvesting all income.

SECTOR RISK

(TSCM Growth Equity Fund)

Issuers and companies that are in similar industry sectors may be similarly affected by particular economic or market events. As a result, a Fund’s performance could be more volatile than the performance of a fund that is more diversified across industry sectors. Stocks in the technology, industrials, health care, & consumer discretionary sectors currently, and may in the future, comprise a significant portion of the Fund’s portfolio. The technology industries may be affected by technological obsolescence, short product cycles, falling prices and profits, competitive pressures and general market conditions. Industrial industries companies may be affected by general economic trends, including employment, economic growth and interest rates, changes in consumer confidence and spending, government regulation, commodity prices and competitive pressures. Companies in the health care sector may be affected by government

Managers Investment Group	37

ADDITIONAL INFORMATION ABOUT THE FUNDS

SUMMARY OF THE FUNDS’ PRINCIPAL RISKS (CONTINUED)

regulation, government approval of products and services, technological obsolescence, patent expirations, product liability or other litigation, and changes in governmental and private payment systems. The consumer discretionary industries may be affected by the performance of the overall economy, consumer confidence and spending, changes in demographics and consumer tastes, interest rates, and competitive pressures.

SHORT SALES RISK

(PIMCO Bond Fund)

Short sales expose the Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain.

SMALL- AND MID-CAPITALIZATION STOCK RISK (TSCM GROWTH EQUITY FUND, (SMALL-CAPITALIZATION STOCK RISK ONLY FOR FRONTIER SMALL CAP GROWTH FUND, REAL ESTATE SECURITIES FUND))

The stocks of small- and mid-capitalization companies involve more risk than the stocks of larger, more established companies because they often have greater price volatility, lower trading volume, and less liquidity. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. A Fund that invests in small- and mid-capitalization companies may underper-form other stock funds (such as large-company stock funds) when stocks of small- and mid-capitalization companies are out of favor.

STATE CONCENTRATION RISK

(California Intermediate Tax-Free Fund)

Funds that primarily purchase municipal bonds from California also bear investment risk from economic, political, or regulatory changes that could adversely affect municipal bond issuers in California and therefore the value of a Fund’s investment portfolio.

U.S. GOVERNMENT SECURITIES RISK

(PIMCO Bond Fund)

Obligations issued by some U.S. Government agencies, authorities, instrumentalities or sponsored enterprises, such as Government National Mortgage Association (“GNMA”), are backed by the full faith and credit of the U.S. Government, while obligations issued by others, such as Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), and Federal Home Loan Banks (“FHLBs”), are not backed by the full faith and credit of the U.S. Government and are backed solely by the entity’s own resources or by the ability of the entity to borrow from the U.S. Treasury. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

38	Managers Investment Group

ADDITIONAL INFORMATION ABOUT THE FUNDS

OTHER IMPORTANT INFORMATION ABOUT THE FUNDS AND THEIR INVESTMENT STRATEGIES AND RISKS

In addition to the principal investment strategies described in this Prospectus, the Funds may also make other types of investments, and, therefore, may be subject to other risks. Some of these risks are described in the Funds’ Statement of Additional Information dated March 1, 2012 (the “SAI”).

INVESTMENT OBJECTIVES

Each Fund’s investment objective may be changed without shareholder approval.

TEMPORARY DEFENSIVE MEASURES

From time to time, each Fund may invest a portion of its assets in money market securities, cash, or cash equivalents as a temporary defensive measure. These temporary defensive measures may be inconsistent with a Fund’s investment objective and principal investment strategies. A Fund may not be able to achieve its stated investment objective while taking these defensive measures.

PORTFOLIO TURNOVER

As described in each Fund’s summary section of this Prospectus, each Fund may sell any security when it believes the sale is in the Fund’s best interest. This may result in active and frequent trading of portfolio securities which can increase the portfolio turnover. A portfolio turnover rate greater than 100% would indicate that the Fund sold and replaced the entire value of its securities holdings during the previous one-year period. Higher portfolio turnover may adversely affect Fund performance by increasing Fund transaction costs and may increase your tax liability.

PORTFOLIO HOLDINGS

A description of the policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds’ SAI, which is available on the Funds’ Web site at www.managersinvest.com.

MANAGERS FRONTIER SMALL CAP GROWTH

FUND CLOSURE

The Managers Frontier Small Cap Growth Fund is currently closed to new investors, except as noted below. All shareholders of the Fund as of the close of business of the Fund on June 30, 2011, may continue to purchase shares of the Fund, including shareholders who held an account directly with the Fund and those shareholders of the Fund as of the close of business on June 30, 2011, who were invested in the Fund through a financial intermediary account, a financial platform, a defined contribution plan, a defined benefit plan, or the ManagersChoice® program or other asset allocation program (collectively, “financial intermediaries”).

A defined contribution plan or asset allocation program that had accounts or client assets invested in the Fund as of the close of business on June 30, 2011, regardless of whether such plan or program is acting on a discretionary or non-discretionary basis, may continue to purchase shares of the Fund for those accounts and may open new Fund accounts for existing or new clients. The Fund is only accepting new shareholders from other financial intermediaries in the discretion of Fund management.

Exchanges into the Fund are not permitted unless the exchange is being made into an existing shareholder account or an existing financial intermediary account at the time of the exchange as described above. Fund management may, in its discretion, permit new accounts in the Fund to be opened by certain investors. The Fund reserves the right to modify this policy at any time.

Managers Investment Group	39

ADDITIONAL INFORMATION ABOUT THE FUNDS

FUND MANAGEMENT

Each Fund is a series of Managers Trust I, a Massachusetts business trust (the “Trust”). The Trust is part of the Managers Family of Funds, a mutual fund family comprised of different funds, each having distinct investment management objectives, strategies, risks, and policies.

The Investment Manager, located at 800 Connecticut Avenue, Norwalk, Connecticut 06854, is a subsidiary of Affiliated Managers Group, Inc. (“AMG”), located at 600 Hale Street, Prides Crossing, Massachusetts 01965. The Investment Manager serves as investment manager to the Funds and is responsible for the Funds’ overall administration and operations. The Investment Manager also monitors the performance, security holdings, and investment strategies of the Subadvisors to each Fund. Managers Distributors, Inc. (“MDI” or the “Distributor”), a wholly owned subsidiary of the Investment Manager, serves as the Funds’ distributor.

Additional information regarding other accounts managed by the Portfolio Managers, their compensation and ownership of Fund shares is available in the Funds’ SAI.

A discussion regarding the basis for the Board of Trustees approving the Investment Management Agreement with respect to the Funds between the Trust and the Investment Manager and the Subadvisory Agreements between the Investment Manager and the Subadvisors is available in the Funds’ Annual Report to Shareholders for the year ended October 31, 2011 and will be, when available, in the Funds’ Semi-Annual Report to Shareholders for the period ended April 30, 2012, as applicable.

Pursuant to an exemptive order issued by the Securities and Exchange Commission (the “SEC”), each Fund participates in a manager of managers structure whereby the Investment Manager serves as the investment manager of each Fund and selects and recommends to the Funds’ Board of Trustees investment advisors (the “Subadvisors”) to manage each Fund’s investment portfolio. Under the terms of this exemptive order, the Investment Manager is able, subject to certain conditions and oversight by the Funds’ Board of Trustees but without shareholder approval, to hire or change the contract terms of unaffiliated Subadvisors for the Funds. The Investment Manager, subject to oversight by the Trustees, has ultimate responsibility to oversee the Subadvisors and recommend their hiring, termination, and replacement. Shareholders of a Fund continue to have the right to terminate such subadvisory agreements for the Fund at any time by a vote of a majority of the outstanding voting securities of the Fund.

MANAGERS FRONTIER SMALL CAP GROWTH FUND

Frontier Capital Management Company, LLC, located at 99 Summer Street, Boston, MA 02110, manages the Fund. Founded in 1980, the firm manages $9 billion in client assets in small-, small-/mid-, mid- and large-cap U.S. equity strategies as of December 31, 2011. In 2000, Frontier became an affiliate of AMG. An indirect subsidiary of AMG is the Managing Member of and owns a majority interest in Frontier. James A. Colgan and G. Michael Novak, Jr. are the portfolio managers jointly and primarily responsible for the day-to-day management of the Fund’s portfolio and have each co-managed the Fund’s portfolio since September 2009. In 2002, Messrs. Colgan and Novak, each a Senior Vice President of Frontier, began assisting with the management of the small cap growth strategy. Messrs. Colgan and Novak both joined Frontier in 1998 as research analysts.

The Fund is obligated by its investment management contract to pay an annual management fee to the Investment Manager of 1.00% of the average daily net assets of the Fund. The Investment Manager, in turn, pays all or a portion of this fee to Frontier. Under its Investment Management Agreement with the Fund, the Investment Manager provides a variety of administrative services to the Fund. Effective as of January 1, 2010, the Investment Manager receives compensation from Frontier for its administrative services to the Fund pursuant to a separate agreement between the Investment Manager and Frontier.

MANAGERS MICRO-CAP FUND

Next Century Growth Investors LLC (“Next Century”), located at 5500 Wayzata Blvd, Suite 1275, Minneapolis, Minnesota 55416, manages a portion of the Fund focusing on micro-cap and small-cap growth investments. As of December 31, 2011, Next Century had assets under management of approximately $2.6 billion. Thomas L. Press, Donald M. Longlet, Robert E. Scott, Peter M. Capouch, and Kaj Doerring are the portfolio managers jointly and primarily responsible for the day-to-day management of the portion of the Fund managed by Next Century and have served in that capacity since December 10, 2007. All of the portfolio managers work collaboratively to manage the portfolio, with no one person primarily responsible for portfolio management. Thomas Press is the Chairman and CEO of Next Century and Donald Longlet is the President of Next Century, both serving in their respective capacities since 1998. Robert Scott has been a portfolio manager of Next Century since 2000. Peter Capouch has been a portfolio manager at Next Century since 2003, and before that he served as a consultant analyst of State Street Advisers from 2002-2003. Kaj Doerring has been a portfolio manager since 2005, and before that he served as the Vice-President of Sales of Think Equity Partners from 2002-2005.

Lord, Abbett & Co. LLC (“Lord Abbett”), located at 90 Hudson Street, Jersey City, New Jersey 07302, manages a portion of the Fund focusing on micro-cap growth investments. As of December 31, 2011, Lord Abbett had assets under management of approximately $110.4 billion. Lord Abbett uses a team of portfolio managers and analysts acting together to manage the portion of the Fund’s portfolio that is managed by Lord Abbett. The team is headed by F. Thomas O’Halloran, Partner and Director. Assisting Mr. O’Halloran is Anthony W. Hipple, Portfolio Manager. Messrs. O’Halloran and Hipple are jointly and primarily responsible for the day-to-day management of the portion of the Fund’s portfolio that is managed by Lord Abbett. Mr. O’Halloran joined Lord Abbett in 2001 from Dillon Read/UBS Warburg, where he served as Executive Director/ Senior Research Analyst. Mr. O’Halloran is the holder of a Chartered Financial Analyst designation and has been in the investment business

40	Managers Investment Group

ADDITIONAL INFORMATION ABOUT THE FUNDS

FUND MANAGEMENT (CONTINUED)

since 1987. Mr. Hipple joined Lord Abbett in 2002 from Piper Jaffray Asset Management, where he served as a Senior Analyst. Mr. Hipple is the holder of a Chartered Financial Analyst designation and has been in the investment business since 1995. Messrs. O’Halloran and Hipple have been members of the Fund’s investment team since 2007.

WEDGE Capital Management L.L.P. (“WEDGE Capital”) located at 301 South College Street, Suite 2920, Charlotte, North Carolina 28202, manages a portion of the Fund focusing on micro-cap value investments. As of December 31, 2011, WEDGE Capital had assets under management of approximately $8.4 billion. Michael Gard-ner, Gary Cotler and Monika LaRiche, are the portfolio managers jointly and primarily responsible for the day-to-day management of the portion of the Fund managed by WEDGE Capital. Mr. Gardner and Ms. LaRiche have served in that capacity since December 10, 2007 and Mr. Cotler since July 1, 2011. The Investment Policy Committee, which is made up of a broad representation of WEDGE Capital’s investment professionals, is responsible for general portfolio oversight. Michael Gardner is a General Partner and the Director of Equity Research and has served in those positions during the past five years. Gary Cotler is a General Partner and Equity Research Analyst and has served in those positions during the past five years. Monika LaRiche, CFA, is the lead micro-cap analyst on the team and has served as an Equity Research Associate at WEDGE Capital from 2002-2003 and as an Equity Research Analyst since 2004.

RBC Global Asset Management (U.S.) Inc. (“RBC GAM (US)”), located at 100 South Fifth Street, Suite 2300, Minneapolis, Minnesota 55402, is a Subadvisor to the Fund and has managed a portion of the Fund since December 31, 2009. As of December 31, 2011, RBC GAM (US) managed approximately $38.7 billion in assets for individuals, public entities, Taft-Hartley Plans, corporations, private nonprofits, foundations, endowments, healthcare organizations, and mutual funds. RBC GAM (US) is a wholly-owned subsidiary of RBC USA Holdco Corporation, which is an indirect wholly-owned subsidiary of Royal Bank of Canada. Lance F. James and George Prince are the portfolio managers jointly and primarily responsible for the day-to-day management of the portion of the Fund managed by RBC GAM (US), each having co-managed a portion of the Fund since December 31, 2009. Mr. James is the lead portfolio manager of the Fund. Mr. James has been a Managing Director and Senior Portfolio Manager with RBC GAM (US) since 2006 and is the lead portfolio manager for the Small Cap Core and Microcap strategies at RBC GAM (US). Before joining RBC GAM (US) in 2006, Mr. James was a portfolio manager and research analyst for Babson Capital Management and OFI Institutional Asset Management, affiliates of Massachusetts Mutual Life Insurance Company, from 1986-2006. During his tenure with these firms, he served as head of their small/ mid cap value team. Mr. Prince is a co-portfolio manager of the Fund. Mr. Prince has been a portfolio manager and senior equity analyst at RBC GAM (US) since 2006. Prior to joining RBC GAM (US) in 2006, Mr. Prince was a senior equity analyst at Eagle Asset

Management from 2004-2006. Mr. Prince was an analyst at Babson Capital Management from 2002-2004.

The Fund is obligated by its investment management contract to pay an annual management fee to the Investment Manager of 1.00% of its average daily net assets. The Investment Manager, in turn, pays a portion of this fee to each Subadvisor.

The Investment Manager also provides administrative services to the Fund, including supervising bookkeeping and recordkeeping to ensure that shareholder information is accurate and up-to-date, supervising the preparation and filing of documents as required by state and Federal regulatory agencies, and providing management and oversight of all third-party service providers. As compensation for these services, the Investment Manager receives an administrative fee of 0.25% per annum of the average daily net assets of the Fund.

MANAGERS AMG TSCM GROWTH EQUITY FUND

TimesSquare has day-to-day responsibility for managing the Fund’s portfolio and has managed the Fund since its inception. TimesSquare, located at 1177 Avenue of the Americas, 39th Floor, New York, New York 10036, is a multi-asset class investment manager providing services to public and corporate funds, endowments and foundations, retirement plans, and other institutional accounts. As of December 31, 2011, TimesSquare managed approximately $13.3 billion in assets. An indirect subsidiary of AMG is the Managing Member of and owns a majority interest in TimesSquare.

The Fund is managed by a team of portfolio managers, analysts and other investment professionals at TimesSquare. Grant R. Babyak, Anthony Rosenthal, CFA and Kenneth C. Duca, CFA serve as the portfolio managers jointly and primarily responsible for the day-to-day management and strategic oversight of the Fund’s investments. The portfolio managers make investment decisions for the Fund’s portfolio using a consensus approach. Mr. Babyak has served as co-manager of the Fund since its inception. Mr. Babyak is Chief Executive Officer, Managing Director, and Senior Portfolio Manager of TimesSquare since 2000 and has over 20 years of investment experience. Mr. Rosenthal has served as a co-manager of the Fund since its inception. He is a Managing Director and Senior Portfolio Manager of TimesSquare since 2000. Mr. Duca has served as a co-manager of the Fund since August 2011. He is a Director and Portfolio Manager/Analyst of TimesSquare since 2000, with over 20 years of experience. Messrs. Babyak, Rosenthal and Duca have been members of the TimesSquare team since 2000.

The Fund is obligated by its Investment Management Agreement to pay an annual management fee to the Investment Manager of 0.75% of the average daily net assets of the Fund. The Investment Manager, in turn, pays TimesSquare all or a portion of this fee for its services as Subadvisor.

The Investment Manager also provides administrative services to the Fund, including supervising bookkeeping and recordkeeping

Managers Investment Group	41

ADDITIONAL INFORMATION ABOUT THE FUNDS

FUND MANAGEMENT (CONTINUED)

to ensure that shareholder information is accurate and up-to-date, supervising the preparation and filing of documents as required by state and Federal regulatory agencies, and providing management and oversight of all third-party service providers. As compensation for these services, the Investment Manager receives an administrative fee of 0.25% per annum of the average daily net assets of the Fund.

MANAGERS REAL ESTATE SECURITIES FUND

The Fund’s Subadvisor is Urdang. Urdang is a wholly owned subsidiary of The Bank of New York Mellon Corporation, the Trust’s custodian. Urdang, located at 630 West Germantown Pike, Suite 300, Plymouth Meeting, Pennsylvania 19462, was formed in 1995 to focus exclusively on opportunities in the real estate securities market, including publicly traded REITs. As of December 31, 2011, Urdang managed approximately $4.6 billion in public and private real estate securities. Dean Frankel, CFA and Eric Rothman, CFA are the portfolio managers jointly and primarily responsible for the day-to-day management of the Fund. Mr. Frankel has served as co-manager of the Fund since March 2004. Mr. Frankel joined Urdang in 1997 as a Vice President and was named a Portfolio Manager in 2005, Senior Portfolio Manager in 2006 and Lead Portfolio Manager in 2009. He manages the firm’s proprietary research effort and oversees the firm’s U.S. trading activities. Eric Rothman joined the firm in the 2006 and is a Portfolio Manager. In his role as Portfolio Manager, Mr. Rothman is responsible for assisting Mr. Frankel for the U.S. real estate securities strategy, including market research and analysis. Prior to joining Urdang, Mr. Rothman was a REIT analyst with Wachovia Securities from 2001 to 2006 and an equity research analyst at AEW Capital Management, L.P. from 1997 to 2001.

The Fund is obligated by its investment management contract to pay an annual management fee to the Investment Manager of 0.60% of the average daily net assets of the Fund. The Investment Manager, in turn, pays a portion of this fee to Urdang.

The Investment Manager also provides administrative services to the Fund, including supervising bookkeeping and recordkeeping to ensure that shareholder information is accurate and up-to-date, supervising the preparation and filing of documents as required by state and Federal regulatory agencies, and providing management and oversight of all third-party service providers. As compensation for these services, the Investment Manager receives an administrative fee of 0.25% per annum of the average daily net assets of the Fund.

MANAGERS PIMCO BOND FUND

The Fund’s Subadvisor is PIMCO, located at 840 Newport Center Drive, Newport Beach, California 92660. William H. Gross, CFA, Portfolio Manager of the Fund since March 1994, is a founder and Managing Director of PIMCO. Mr. Gross has served as Managing Director since the firm’s inception in 1971, and has over 42 years of professional fixed-income investment experience. In addition to serving as Subadvisor to the Fund, PIMCO assets under management were approximately $1.36 trillion as of December 31, 2011.

The Fund is obligated by its investment management contract to pay an annual management fee to the Investment Manager of 0.40% of the average daily net assets of the Fund. The Investment Manager, in turn, pays a portion of this fee to PIMCO.

The Investment Manager also provides administrative services to the Fund, including supervising bookkeeping and recordkeeping to ensure that shareholder information is accurate and up-to-date, supervising the preparation and filing of documents as required by state and Federal regulatory agencies, and providing management and oversight of all third-party service providers. As compensation for these services, the Investment Manager receives an administrative fee of 0.20% per annum of the average daily net assets of the Fund.

MANAGERS CALIFORNIA INTERMEDIATE TAX-FREE FUND

The Fund’s Subadvisor is Miller Tabak Asset Management, located at 331 Madison Avenue, New York, New York 10017, and has managed the Fund since September 2008. Miller Tabak Asset Management is a division of Miller Tabak & Co., LLC, a twenty-six year old institutional trading firm. As of December 31, 2011, Miller Tabak Asset Management managed approximately $620 million in assets. Michael Pietronico is the portfolio manager primarily responsible for the day-to-day management of the Fund, and has managed the Fund since September 15, 2008. Mr. Pietronico previously managed the Fund from 2003 to 2007 while he served as a portfolio manager at Evergreen Investment Management Company, LLC (“Evergreen”), the Fund’s previous subadvisor. Mr. Pietronico is the Chief Executive Officer and Founding Partner of Miller Tabak Asset Management. Prior to joining Miller Tabak Asset Management, Mr. Pietronico served as Senior Vice President and Senior Portfolio Manager for Evergreen from 1992-2007.

The Fund is obligated by its investment management contract to pay an annual management fee to the Investment Manager of 0.40% of the average daily net assets of the Fund for the first $25 million of assets under management, 0.35% for the next $25 million, 0.30% for the next $50 million, 0.25% for the next $50 million, and 0.20% on amounts in excess of $150 million. The Investment Manager, in turn, pays a portion of this fee to Miller Tabak Asset Management.

The Investment Manager also provides administrative services to the Fund, including supervising bookkeeping and recordkeeping to ensure that shareholder information is accurate and up-to-date, supervising the preparation and filing of documents as required by state and Federal regulatory agencies, and providing management and oversight of all third-party service providers. As compensation for these services, the Investment Manager receives an administrative fee of 0.25% per annum of the average daily net assets of the Fund.

42	Managers Investment Group

SHAREHOLDER GUIDE

YOUR ACCOUNT

Each of Managers Real Estate Securities Fund, Managers PIMCO Bond Fund and Managers California Intermediate Tax-Free Fund offers a single share class for purchase. As an investor, you may bear shareholder servicing fees of up to 0.25% with respect to shares of Managers Real Estate Securities Fund or 0.10% with respect to shares of Managers PIMCO Bond Fund for shareholder servicing provided by financial intermediaries, such as broker-dealers, banks and trust companies. Because of each Fund’s Expense Limitation and Recoupment Agreement, however, shareholders currently do not effectively bear the full cost of such shareholder servicing fees. See “Investing Through an Intermediary” on page 44 for more information on shareholder servicing fees paid to financial intermediaries.

Subject to the restrictions described above under “Managers Frontier Small Cap Growth Fund Closure,” you may invest in the Managers Frontier Small Cap Growth Fund, Managers Micro-Cap Fund and, Managers AMG TSCM Growth Equity Fund by purchasing Investor Class, Service Class or Institutional Class shares. Each class of shares is subject to different types and levels of expenses and minimum initial investment amounts, as described below. Investor Class shares are subject to the expenses of a 12b-1 plan of distribution adopted by the Board of Trustees, and each class of shares also bears shareholder servicing fees in different amounts. Because each class bears fees and expenses in different amounts, the NAV per share of the three classes may differ. Investor Class shares are expected to have lower total returns than Service Class shares and Institutional Class shares, and Service Class shares are expected to have lower total returns than Institutional Class shares. In all other material respects, the Investor Class shares, Service Class shares, and Institutional Class shares are the same, each share representing a proportionate interest in a Fund.

Each Fund and each class of shares is subject to a minimum initial investment amount, as described on page 47.

As an investor, you pay no sales charge to invest in the Funds or to redeem out of the Funds. Your purchase or redemption of Fund shares is based on the Fund’s or class’ share price. The price at which you purchase and redeem your shares is based on the net asset value (the “NAV”) per share next determined after your purchase or redemption order is received on each day the New York Stock Exchange (the “NYSE”) is open for trading. The NAV per share of each Fund or class is equal to the Fund’s or class’ net worth (assets minus liabilities) divided by the number of shares outstanding. Each Fund’s or class’ NAV per share is calculated at the close of regular business of the NYSE, usually 4:00 p.m. New York time. Purchase orders received after 4:00 p.m. from certain processing organizations that have entered into contractual arrangements with the Funds will also receive that day’s offering price provided that the purchase orders the processing organization transmits to the Fund were received by the processing organization in proper form before 4:00 p.m. Likewise, redemption orders received after 4:00 p.m. from certain processing organizations that have entered into contractual arrangements with the Funds will also be redeemed at the NAV computed that day provided that the orders the processing organization transmits to a Fund were received by the processing organization in proper form before 4:00 p.m.

Investments traded in foreign markets may trade when the NYSE is closed. Those investments are generally valued at the closing of the exchange where they are primarily traded. Foreign securities may trade on days when a Fund is not open for business, thus affecting the value of a Fund’s assets on days when Fund shareholders may not be able to buy or sell Fund shares.

FAIR VALUE POLICY

Each Fund’s investments are generally valued based on market quotations provided by third-party pricing services approved by the Board of Trustees of the Trust. Under certain circumstances, a Fund investment will be priced based on an evaluation of its fair value, according to procedures established by and under the general supervision of the Board of Trustees. Each Fund uses the fair value of a portfolio investment to calculate its NAV when, for example:

•	Market quotations are not readily available because a portfolio investment is not traded in a public market or the principal market in which the investment trades is closed;

•	Trading in a portfolio investment is suspended and has not resumed before the Fund calculates NAV;

•

A significant event affecting the value of a portfolio investment is determined to have occurred between the time of the market quotation provided for a portfolio investment and when the Fund calculates NAV;

•	An investment’s price has remained unchanged over a period of time (often referred to as a “stale price”); or

•	The Investment Manager determines that a market quotation is inaccurate.

Portfolio investments of the Managers PIMCO Bond Fund that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Investment Manager’s determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which a Fund calculates its NAV.

Each Fund may invest in securities that may be thinly traded. The Board of Trustees has adopted procedures to adjust prices when thinly traded securities are judged to be stale so that they reflect fair value.

An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations. An investment’s valuation may differ depending on the method used and the factors considered in determining value according to the Funds’ fair value procedures.

Managers Investment Group	43

SHAREHOLDER GUIDE

CHOOSING A SHARE CLASS—MANAGERS FRONTIER SMALL CAP GROWTH FUND, MANAGERS MICRO-CAP FUND AND MANAGERS AMG TSCM GROWTH EQUITY FUND ONLY

Subject to the restrictions described above under “Managers Frontier Small Cap Growth Fund Closure,” investors can choose among three classes of shares of the Managers Frontier Small Cap Growth Fund, Managers Micro-Cap Fund and Managers AMG TSCM Growth Equity Fund: Investor Class, Service Class, and Institutional Class.

INVESTOR CLASS SHARES

Investor Class shares have no up-front sales charges or deferred sales charges. Your entire amount invested purchases Fund shares at the Investor Class’ NAV. Shareholders may bear shareholder servicing fees of up to 0.25% for shareholder servicing provided by financial intermediaries, such as broker-dealers, banks, and trust companies. See “Investing Through an Intermediary” on this page for more information on shareholder servicing fees paid to financial intermediaries. Shareholders of Investor Class shares also pay annual distribution and shareholder service (12b-1) fees of 0.25%. See page 45 for more information on 12b-1 fees.

SERVICE CLASS SHARES

Service Class shares have no up-front sales charges or deferred sales charges. Your entire amount invested purchases Fund shares at the Service Class’ NAV. Shareholders may bear shareholder servicing fees of up to 0.25% for shareholder servicing provided by financial intermediaries, such as broker-dealers, banks, and trust companies. See “Investing Through an Intermediary” on this page for more information on shareholder servicing fees paid to financial intermediaries. The Service Class shares do not pay annual distribution and shareholder service (12b-1) fees.

INSTITUTIONAL CLASS SHARES

Institutional Class shares have no up-front sales charges or deferred sales charges. Your entire amount invested purchases Fund shares at the Institutional Class’ NAV. In addition, shareholders do not bear shareholder servicing fees for shareholder servicing provided by financial intermediaries, such as broker-dealers, banks, and trust companies. See “Investing Through an Intermediary” on this page for more information on shareholder servicing fees paid to financial intermediaries. The Institutional Class shares do not pay annual distribution and shareholder service (12b-1) fees.

INVESTING THROUGH AN INTERMEDIARY

If you invest through a third party such as a bank, broker-dealer, or other financial intermediary, rather than directly with the Funds, certain purchase and redemption policies, fees, and minimum investment amounts may differ from those described in this Prospectus. The Funds may also participate in programs with national brokerage firms that limit a shareholder’s transaction fees, and the Investor Class and Service Class shares of Managers Frontier Small Cap Growth Fund, Managers Micro-Cap Fund and Managers AMG TSCM Growth Equity Fund, and the shares of Managers Real Estate Securities Fund and Managers PIMCO Bond Fund (each, a “servicing fee bearing share class”) may pay fees to these firms in return for shareholder servicing provided by these programs to shareholders. The servicing fees are paid out of the assets of each servicing fee bearing share class on an ongoing basis and may increase the cost of your investment in a servicing fee bearing share class. These payments may provide the intermediary with an incentive to favor sales of shares of a Fund over other investment options.

The Investment Manager and/or the Distributor may pay compensation (directly and not as an expense of a Fund) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries or service providers in connection with the sale or retention of Fund shares and/or shareholder servicing. This compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of a Fund over other investment options. Any such payments will not change the NAV or the price of a Fund’s shares.

44	Managers Investment Group

SHAREHOLDER GUIDE

DISTRIBUTIONS AND SERVICE (12B-1) FEES

Each of Managers Frontier Small Cap Growth Fund, Managers Micro-Cap Fund and Managers AMG TSCM Growth Equity Fund has adopted a Distribution and Service Plan (12b-1 Plan) for the Investor Class that allows the Fund to pay fees for selling and distributing Investor Class shares and for providing service to shareholders in the Investor Class. The 12b-1 fees are paid to the Distributor to cover the Investor Class’ sales, marketing, and promotional expenses. Because 12b-1 fees are deducted from the net assets of the Investor Class on an ongoing basis, they increase the cost of your investment the longer you hold it, and will result in lower total returns and may end up costing you more than other types of sales charges.

TRANSACTION POLICIES

OPENING YOUR ACCOUNT

You can set up your account either through a registered financial professional or on your own, by submitting your completed application to the Funds with your initial investment. Your account application must be in “good order” before we can process it; that is, the application must contain all of the information and documentation requested. Failing to provide what we request may delay the purchase date or cause us to reject your application and return your investment monies.

BUYING AND SELLING SHARES

Subject to the restrictions described above under “Managers Frontier Small Cap Growth Fund Closure, “you may buy shares of the Funds once you set up an account. You also may buy additional shares or sell your shares any day that the NYSE is open for business. When you buy or sell Fund shares, the price is the NAV per share that is calculated after we receive your order in proper form. Each Fund’s or class’ NAV is calculated at the close of regular trading on the NYSE, usually 4:00 p.m. New York time.

PROCESSING ORDERS

If you sell shares in the Funds, the Funds will send your check to the address we have on file for your account. A request to send a check to any other address or a third-party requires a signature medallion guarantee. If the sale of your shares follows a purchase by check, the Funds may hold the proceeds of your sale for up to 15 calendar days to ensure that the check has cleared. Automated Clearing House (“ACH”) transactions are also subject to a 15 calendar day holding period.

Managers Investment Group	45

SHAREHOLDER GUIDE

HOW TO BUY OR SELL SHARES

	If you wish to open an account and buy shares	If you wish to add shares to your account	If you wish to sell shares†
Through your registered investment professional:	Contact your investment advisor or other investment professional	Send any additional monies to your investment professional to the address on your account statement	Contact your investment advisor or other investment professional

On your own: By mail	Complete the account application, then mail the application and a check payable to Managers to: Managers c/o BNY Mellon Investment Servicing (US) Inc. PO Box 9769 Providence, RI 02940-9769

Send a letter of instruction and a check payable to Managers to:

Managers

c/o BNY Mellon Investment Servicing (US) Inc.

PO Box 9769

Providence, RI 02940-9769

(Include your account number and fund name on your check)

Write a letter of instruction containing:

• Name of the Fund

• Dollar amount or number of shares you wish to sell

• Your name

• Your account number

• Signatures of all account owners

Mail your letter to: Managers

c/o BNY Mellon Investment

Servicing (US) Inc.

PO Box 9769

Providence, RI 02940-9769

By telephone	Not available	If your account has already been established, call the transfer agent at 800.548.4539	If you elected telephone redemption privileges on your account appli-cation, call us at 800.548.4539. Telephone redemptions are available only for redemptions of less than (i) $50,000 for all Funds and classes other than Institutional Class shares, and (ii) $250,000 for Institutional Class shares of Managers Frontier Small Cap Growth Fund, Managers Micro-Cap Fund and Managers AMG TSCM Growth Equity Fund.

Over the Internet	Not available	If your account has already been established, go to our Web site at www.managersinvest.com	Go to our Website at www.managersinvest.com. Website redemptions are available only for redemptions of less than (i) $50,000 for all Funds and classes other than Institutional Class shares, and (ii) $250,000 for Institutional Class shares of Managers Frontier Small Cap Growth Fund, Managers Micro-Cap Fund and Managers AMG TSCM Growth Equity Fund.

By bank wire	Call us at 800.548.4539 for instructions	Call us at 800.548.4539 for instructions	Available if bank wire instructions are on file for your account

†

Redemptions of $50,000 and over for all Funds and classes other than Institutional Class shares and $250,000 and over for Institutional Class shares of Managers Frontier Small Cap Growth Fund, Managers Micro-Cap Fund and Managers AMG TSCM Growth Equity Fund require a medallion signature guarantee. A medallion guarantee is a signature guarantee by a Guarantor Institution, which is participating in a Signature Guarantee Program recognized by the Securities Transfer Association (STA). Telephone and Internet redemptions are available only for redemptions that are below $50,000 for all Funds and classes other than Institutional Class shares and $250,000 for Institutional Class shares of Managers Frontier Small Cap Growth Fund, Managers Micro-Cap Fund and Managers AMG TSCM Growth Equity Fund.

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INVESTMENT MINIMUMS

Your cash investments in the Funds must be in U.S. dollars. We do not accept third-party or “starter” checks. Please see “Managers Frontier Small Cap Growth Fund Closure” on page 39 regarding restrictions on purchasing shares of the Managers Frontier Small Cap Growth Fund.

Share Class	Initial Investment	Additional Investments
Managers Real Estate Securities Fund, Managers PIMCO
Bond Fund and Managers California Intermediate Tax-Free Fund

• Regular Accounts	$2,000	$100
• Individual Retirement Accounts	$1,000	$100

Managers Micro-Cap Fund
Investor Class:
• Regular Accounts	$2,000	$100
• Individual Retirement Accounts	$1,000	$100
Service Class:
• Regular Accounts	$2,000	$100
• Individual Retirement Accounts	$1,000	$100
Institutional Class:
• Regular Accounts	$100,000	$1,000
• Individual Retirement Accounts	$50,000	$1,000

Managers Frontier Small Cap Growth Fund and Managers
AMG TSCM Growth Equity Fund

Investor Class:
• Regular Accounts	$2,000	$100
• Individual Retirement Accounts	$1,000	$100
Service Class:
• Regular Accounts	$25,000	$100
• Individual Retirement Accounts	$10,000	$100
Institutional Class:
• Regular Accounts	$100,000	$1,000
• Individual Retirement Accounts	$50,000	$1,000

The minimum initial and additional investment amounts may be waived for investments by current or retired officers and Trustees of the Trust and other funds of the Managers Family of Funds, as well as their family members; current or retired officers, directors, and employees of AMG and certain participating affiliated companies of AMG; the immediate family members of any such officer, director, or employee (including parents, grandparents, spouses, children, grandchildren, siblings, fathers/mothers-in-law, sisters/brothers-in-law, daughters/sons-in-law, nieces, nephews, and domestic partners); and a trust or plan established primarily for the benefit of any of the foregoing persons. Additionally, a Fund or the Distributor may, in its discretion, waive the minimum initial or additional investment amounts at any time.

OTHER PURCHASE INFORMATION

Subject to the approval of the Trust and in accordance with the Trust’s policies and procedures, an investor may purchase shares of a Fund with securities that are eligible for purchase by the Fund (consistent with the Fund’s investment policies and restrictions) and that have a value that is readily ascertainable and determined in accordance with the Trust’s valuation policies. These transactions will be effected only if the Investment Manager or the Subadvisor intends to retain the security in a Fund as an investment. Assets purchased by a Fund in such transactions will be valued in generally the same manner as they would be valued for purposes of pricing the Fund’s shares, if such assets were included in the Fund’s assets at the time of purchase. The Trust reserves the right to amend or terminate this practice at any time.

SIGNATURE GUARANTEE

If you are selling $50,000 or more worth of shares of any Fund or class other than Institutional Class shares, or $250,000 or more worth of Institutional Class shares of Managers Frontier Small Cap Growth Fund, Managers Micro-Cap Fund or Managers AMG TSCM Growth Equity Fund, you will need to provide a Fund with a medallion guarantee, an imprint that verifles the authenticity of your signature. The medallion program offers shareholders added protection because it guarantees that the person who signs the transaction request is the actual shareholder or legally authorized representative.

We accept medallion imprints only from a guarantor institution such as a bank, broker-dealer, credit union, national securities exchange, or savings association that is a recognized participant of

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SHAREHOLDER GUIDE

the Securities Transfer Agents Medallion Program (STAMP) 2000. When requesting a medallion signature guarantee from a guarantor institution, please be sure it is issued in an amount that covers your planned transaction. A notary public cannot provide a signature guarantee.

UNAUTHORIZED TRANSACTIONS

The Funds are not responsible for any losses due to unauthorized transactions as long as the Funds follow reasonable security procedures designed to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange shares by telephone or the Internet, call the Funds at 800.548.4539 for instructions.

LIMITATIONS ON THE FUNDS

The Funds may restrict or limit certain transactions, including, but not limited to, the following examples:

•

Redeem your account if, due to redemptions, its value falls below (i) $500 for shares of Managers Real Estate Securities Fund, Managers PIMCO Bond Fund and Managers California Intermediate Tax-Free Fund, Investor Class shares of Managers Frontier Small Cap Growth Fund, Managers Micro-Cap Fund and Managers AMG TSCM Growth Equity Fund, and Service Class shares of Managers Micro-Cap Fund and Managers AMG TSCM Growth Equity Fund; (ii) $5,000 for Service Class shares of Managers Frontier Small Cap Growth Fund; (iii) $50,000 for Institutional Class shares of Managers Micro-Cap Fund and Managers AMG TSCM Growth Equity Fund; or (iv) $50,000 for Institutional Class shares of Managers Frontier Small Cap Growth Fund but not until after the Fund gives you 60 days’ notice and the opportunity to increase your account balance to the minimum account balance amount;

•	Suspend sales or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings or when the SEC restricts trading;

•	Change the minimum required investment amounts;
•	Delay sending out sales proceeds for up to seven days. This usually applies to very large sales without notice, excessive trading, or during unusual market conditions;

•	Make a redemption-in-kind, a payment in portfolio securities instead of in cash;

•	Refuse a buy order for any reason, including your failure to submit a properly completed application;

•

Refuse an exchange request for any person or group if a Fund determines that the request could adversely affect the Fund, for example, if the person or group has engaged in excessive trading. (See “Limiting Trades” on this page) This determination is at the Investment Manager’s discretion, based on a case-by-case analysis consistent with the Trust’s policies and procedures regarding frequent trading; and

•	End or limit the exchange privilege policy after giving 60 days’ advance notice to shareholders or impose fees in connection with exchanges or sales.

FREQUENT TRADING POLICY

The Board of Trustees of the Trust has adopted policies and procedures reasonably designed to prevent frequent trading in shares of the Funds, commonly referred to as “market timing.” These activities may disrupt management of the Funds’ portfolios, increase the Funds’ expenses, and have a negative impact on the Funds’ performance. Managers Frontier Small Cap Growth Fund and Managers Micro-Cap Fund may be subject to additional risks of frequent trading activities because the securities in which these Funds invest tend to be less liquid and their prices more volatile than the securities of larger capitalization companies. As a result, these Funds may be targets for investors that seek to capitalize on price arbitrage opportunities. There may be additional risks due to frequent trading activities.

Monitoring Trades

To help prevent frequent trading, the Investment Manager monitors the trading activities of Fund accounts on a daily basis, including large accounts maintained directly with the Funds’ transfer agent. If the Investment Manager determines that an account shows a pattern of excessive trading and/or excessive exchanging among the Managers Family of Funds, the Investment Manager reviews the account’s activities and may warn the account owner and/or restrict the account. The Investment Manager also notifles the Funds’ transfer agent of any restriction and periodically informs the Board of Trustees about the implementation of these frequent trading policies and procedures.

Limiting Trades

The Funds may refuse a purchase order for any reason and will limit or refuse an exchange request if the Investment Manager believes that a shareholder is engaging in market timing activities that may harm the Funds and their shareholders. Transactions accepted by a financial intermediary that violate the Funds’ frequent trading policies are not considered to be acceptable by the Funds, and the Funds may reject them on the next business day after the financial intermediary has received them.

Although the Funds use reasonable efforts to prevent market timing activities in the Funds, their efforts may not always succeed. For example, although the Funds strive to apply these policies and procedures uniformly to all accounts, the Funds receive certain purchase, exchange, and redemption orders through financial intermediaries that maintain omnibus accounts with the Funds. Although the Funds have attempted to put safeguards in place to ensure that financial intermediaries have implemented procedures designed to deter market timing, the Funds’ ability to detect frequent trading activities by investors who hold shares through financial intermediaries will still be limited by the ability of the Funds and such intermediaries to monitor for a pattern of excessive trading and/or excessive exchanging within an omnibus account.

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INVESTOR SERVICES

AUTOMATIC INVESTMENTS

You may arrange to make automatic deductions at regular intervals from a designated bank account.

AUTOMATIC REINVESTMENT PLAN

This plan lets you conveniently reinvest your dividends and capital gain distributions in additional shares of the Funds.

AUTOMATIC REDEMPTIONS

With this feature, you can easily redeem a set amount each month from your account. You may make automatic monthly redemptions of $100 or more. Redemptions are normally completed on the 25th day of each month. If the 25th day falls on a weekend or holiday, the Funds will complete the redemption on the next business day.

RETIREMENT PLANS

You may hold your shares in a traditional or Roth IRA, which are available to you at no additional cost. Call us at 800.548.4539 to get more information and an IRA kit.

EXCHANGE PRIVILEGES

To enhance your investment flexibility, we allow you to exchange your shares of the Funds for other funds managed by the Investment Manager that are not subject to a sales charge (load). In addition, shareholders of the Managers Frontier Small Cap Growth Fund, Managers Micro-Cap Fund and Managers AMG TSCM Growth Equity Fund may exchange their shares for the same class of shares of other funds managed by the Investment Manager. Not all funds managed by the Investment Manager offer all classes of shares or are open to new investors. In addition to exchanging into other funds managed by the Investment Manager, as described above, you also may exchange your shares of a Fund through Managers for shares in the Agency Share Class of the JPMorgan Liquid Assets Money Market Fund (the “JPMorgan Fund”).

In addition, the following restrictions apply:

•

Except for the JPMorgan Fund, the value of the shares exchanged must meet the minimum purchase requirement of the fund for which you are exchanging them. There is no minimum purchase requirement to exchange into the JPMorgan Fund.

•	There is no fee associated with the exchange privilege; however, your exchange may result in tax consequences. For details, see “Taxability of Transactions” on page 50.

•	The exchange privilege is available only if both of the accounts involved in the transaction are registered in the same name with the same address and taxpayer identification number.

You can request your exchange in writing, by telephone (if elected on the application), by Internet, or through your investment advisor, bank, or investment professional. Normally, we will execute the entire exchange transaction in a single business day.

Be sure to read the prospectus of any fund that you are considering for an exchange. Subject to the restrictions above, when you purchase a fund’s shares by exchange, the same terms and conditions that apply to any new investment in that fund also apply to the exchange. The Funds may discontinue, alter, or limit the exchange privileges at any time, subject to applicable law.

ACCOUNT STATEMENTS

The Funds will send you quarterly and yearly statements with details about your account activity. The Funds will also send you a Form 1099-DIV annually (unless your account is an IRA) that shows the tax breakdown of any dividends and distributions you received from your account. In addition, you will receive a confirmation after each trade execution.

COST BASIS REPORTING

Upon the redemption of your shares in a Fund, the Fund or, if you purchase your shares through a financial intermediary, your financial intermediary generally will be required to provide you and the IRS with cost basis information. This cost basis reporting requirement is effective for shares purchased, including through dividend reinvestment, on or after January 1, 2012. Please see http://investor.managersinvest.com/home.html or contact the Funds at 800.548.4539, or consult your financial intermediary, as appropriate, for more information regarding available methods for cost basis reporting and how to select a particular method. Please consult your tax advisor to determine which available cost basis method is best for you.

DIVIDENDS AND DISTRIBUTIONS

The Funds normally declare and pay any income dividends and net capital gain distributions, if any, annually in December, with the exception of the PIMCO Bond and California Intermediate Tax-Free Funds, which declare income dividends and distributions daily and pay them out monthly. Most investors have their dividends and distributions reinvested in additional shares, and the Funds will do this automatically unless you request otherwise. You may also change your election any time by giving the Funds written notice at least 10 days before the scheduled payment date.

CHANGES TO YOUR ACCOUNT

The Funds will mail correspondence and other materials to the address on file for you. Please notify the Funds immediately of any changes to your address or to other information that might affect your account.

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CERTAIN FEDERAL INCOME TAX INFORMATION

Each Fund intends to elect to be treated and to qualify each taxable year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. However, a Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation and, consequently, a reduction in income available for distribution to shareholders.

Each Fund has elected and intends to qualify and be treated each taxable year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. However, a Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation, and consequently a reduction in income available for distribution to shareholders.

TAXABILITY OF DIVIDENDS AND DISTRIBUTIONS

For U.S. federal income tax purposes, distributions of investment income (other than exempt-interest dividends, described below), whether reinvested or taken as cash, are generally taxable to you as ordinary income. Taxes on distributions of capital gains are determined by how long each Fund owned or is considered to have owned the investments that generated them, rather than how long you have owned your shares.

•

Distributions from the sale of investments that a Fund owns or is considered to have owned for more than one year and that are properly reported by the Fund as capital gain dividends are taxable to you as long-term capital gains.

•

Long-term capital gain rates applicable to individuals have been temporarily reduced—in general to 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning on or before December 31, 2012. These reduced rates will expire for taxable years beginning on or after January 1, 2013, unless Congress enacts legislation providing otherwise.

•	Distributions from the sale of investments that a Fund owns or is considered to have owned for one year or less are taxable to you as ordinary income.

•

Properly reported distributions of “qualified dividend income” are taxable to you at the rate that applies to long-term capital gains for taxable years beginning on or before December 31, 2012, provided that both you and the Fund meet certain holding period and other requirements. This provision will expire for taxable years beginning on or after January 1, 2013, unless Congress enacts legislation providing otherwise.

•

Effective for taxable years beginning on or after January 1, 2013, the “net investment income” of individuals, estates and trusts will be subject to a new 3.8% Medicare contribution tax, to the extent such income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends paid by a Fund, including any capital gain dividends but excluding any exempt-interest dividends, and net capital gains recognized on the sale, redemption or exchange of shares of a Fund. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.

•	Distributions are taxable to you in the same manner whether you receive them in cash or reinvest them in additional shares.

The Managers Real Estate Securities Fund, the Managers PIMCO Bond Fund and the Managers California Intemediate Tax–Free Fund do not expect a significant portion of distributions to be derived from qualified dividend income.

The Managers California Intermediate Tax-Free Fund will generally be eligible to report certain distributions as exempt-interest dividends. Properly reported exempt-interest dividends are exempt from U.S. federal income tax. However, if you receive social security or railroad retirement benefits, you should consult your tax advisor to determine what effect, if any, the receipt of an exempt-interest dividend may have on the federal taxation of your benefits. Special rules apply to the receipt of exempt-interest dividends under state tax laws.

Distributions by a Fund to retirement plans that qualify for tax-exempt treatment under U.S. federal income tax laws are not taxable. By investing in the Fund through such a plan, you will not be subject to tax on distributions from the Fund so long as the amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan. You should consult your tax advisor to determine the suitability of a Fund as an investment through your retirement plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in a Fund) from such a plan.

TAXABILITY OF TRANSACTIONS

Any gain or loss that results from the sale, exchange (including an exchange of a Fund’s shares for shares of another fund) or redemption of your shares will be treated generally as capital gain or loss for U.S. federal income tax purposes, which will be long-term or short-term depending on how long you have held your shares.

OTHER TAX MATTERS

A Fund’s investments in foreign securities, if any, may be subject to foreign withholding taxes. In that case, the Fund’s return on those investments would generally be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes incurred by a Fund.

In addition, certain of a Fund’s investments, including certain debt instruments, derivatives, foreign securities or foreign currencies, and shares of other investment funds, such as REITs, could affect the amount, timing and character of distributions you receive and could cause the Fund to recognize taxable income in excess of the cash generated by such investments (which may require the Fund to liquidate other investments in order to make required distributions).

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CERTAIN FEDERAL INCOME TAX INFORMATION (CONTINUED)

Please see the SAI for more detailed tax information.

TAX WITHHOLDING

To avoid back-up withholding of U.S. federal income taxes on distributions or sale proceeds, federal law requires you to:

•	Provide your Social Security Number (“SSN”) or other taxpayer identification number (“TIN”);

•	Certify that your SSN or TIN is correct; and

•	Certify that you are not subject to back-up withholding.

In addition, the Funds must also withhold taxes on distributions and sale proceeds if the IRS notifies the Funds that the SSN or TIN you provided is incorrect, or the IRS notifies the Funds that you have failed to properly report certain interest and dividend income.

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FINANCIAL HIGHLIGHTS

The following Financial Highlights tables are intended to help you understand each Fund’s financial performance for the past five fiscal years (or since inception). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in each Fund assuming reinvestment of all dividends and distributions. This information, derived from the Funds’ Financial Statements, has been audited by PricewaterhouseCoopers LLP, whose report is included in the Funds’ Annual Report, which is available upon request.

	For the fiscal year ended October 31,
Managers Frontier Small Cap Growth Fund - Service Class	2011	2010 *	2009	2008	2007
Net Asset Value, Beginning of Year	$16.72	$13.42	$11.69	$17.87	$15.47
Income from Investment Operations:
Net investment loss	(0.12)[3]	(0.12)[3]	(0.10)[3]	(0.12)[3]	(0.11)[3]
Net realized and unrealized gain (loss) on investments	1.36 [3]	3.42 [3]	1.83 [3]	(6.06)[3]	2.51 [3]
Total from investment operations	1.24	3.30	1.73	(6.18)	2.40
Net Asset Value, End of Year	$17.96	$16.72	$13.42	$11.69	$17.87
Total Return[1]	7.42%[4]	24.59%	14.80%	(34.58)%	15.51%
Ratio of net expenses to average net assets	1.30%	1.37%	1.46%	1.41%	1.39%
Ratio of net investment loss to average net assets [1]	(0.63)%	(0.78)%	(0.90)%	(0.79)%	(0.68)%
Portfolio turnover	44%	52%	136%	59%	49%
Net assets at end of Year (000’s omitted)	$18,199	$18,290	$39,536	$51,057	$87,015
Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.47%	1.66%	1.50%	1.43%	1.41%
Ratio of net investment loss to average net assets	(0.80)%	(1.07)%	(0.94)%	(0.80)%	(0.70)%

Managers Frontier Small Cap Growth Fund Investor Class Shares	For the fiscal year ended October 31, 2011	For the fiscal period ended October 31, 2010 *
Net Asset Value, Beginning of Period	$16.70	$14.64
Income from Investment Operations:
Net investment loss	(0.16)[3]	(0.11)[3]
Net realized and unrealized gain on investments	1.36 [3]	2.17 [3]
Total from investment operations	1.20	2.06
Net Asset Value, End of Period	$17.90	$16.70
Total Return[1]	7.19%	14.07%[5]
Ratio of net expenses to average net assets	1.55%	1.55%[6]
Ratio of net investment loss to average net assets[1]	(0.86)%	(0.91)%[6]
Portfolio turnover	44%	52%[5]
Net assets at end of period (000’s omitted)	$563	$406
Ratios absent expense offsets: [2]
Ratio of total expenses to average net assets	1.72%	1.94%[6]
Ratio of net investment loss to average net assets	(1.03)%	(1.30)%[6]

*	Effective January 1, 2010, existing shares of Managers Frontier Small Cap Growth Fund (formerly shares of Managers Small Cap Fund) were reclassified and redesignated as Service Class shares. Investor Class and Institutional Class shares commenced operations on January 1, 2010.

[1]	Total returns and net investment income would have been lower had certain expenses not been reduced.

[2]	Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest and taxes.

Managers Frontier Small Cap Growth Fund Institutional Class Shares	For the fiscal year ended October 31, 2011	For the fiscal period ended October 31, 2010 *
Net Asset Value, Beginning of Period	$16.74	$14.64
Income from Investment Operations:
Net investment loss	(0.08)[3]	(0.05)[3]
Net realized and unrealized gain on investments	1.37 [3]	2.15 [3]
Total from investment operations	1.29	2.10
Net Asset Value, End of Period	$18.03	$16.74
Total Return[1]	7.71%	14.34%[5]
Ratio of net expenses to average net assets	1.05%	1.05%[6]
Ratio of net investment loss to average net assets[1]	(0.41)%	(0.41)%[6]
Portfolio turnover	44%	52%[5]
Net assets at end of period (000’s omitted)	$77,217	$11,750
Ratios absent expense offsets: [2]
Ratio of total expenses to average net assets	1.22%	1.44%[6]
Ratio of net investment loss to average net assets	(0.58)%	(0.80)%[6]

[3]	Per share numbers have been calculated using average shares.

[4]	The Total Return is based on the Financial Statement Net Asset Values as shown above.

[5]	Not annualized.

[6]	Annualized.

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FINANCIAL HIGHLIGHTS

	For the fiscal year ended October 31,
Managers Micro-Cap Fund—Service Class Shares†	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Year	$33.42	$26.37	$25.41	$41.90	$34.48
Income from Investment Operations:
Net investment loss	(0.27)[3]	(0.25)[3]	(0.21)[3]	(0.31)[3]	(0.37)[3]
Net realized and unrealized gain (loss) on investments	2.88 [3]	7.30 [3]	2.73 [3]	(16.18)[3]	7.79 [3]
Total from investment operations	2.61	7.05	2.52	(16.49)	7.42
Less Distribution to Shareholders from:
Net realized gain on investments	—	—	(1.56)	—	—
Net Asset Value End of Year	$36.03	$33.42	$26.37	$25.41	$41.90
Total Return[1]	7.78%	26.73%[4]	11.34%[4]	(39.37)%	21.52%[4]
Ratio of net expenses to average net assets	1.41%	1.50%	1.53%	1.54%	1.53%
Ratio of net investment loss to average net assets[1]	(0.73)%	(0.84)%	(0.90)%	(0.92)%	(1.01)%
Portfolio turnover	85%	93%	82%	193%	76%
Net assets at end of year (000’s omitted)	$113,742	$135,570	$127,322	$132,424	$271,934
Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.66%	1.72%	1.75%	1.66%	1.53%
Ratio of net investment loss to average net assets	(0.98)%	(1.06)%	(1.12)%	(1.04)%	(1.01)%

Managers Micro Cap Fund - Institutional Class Shares††	For the fiscal period October 1, 2011, through October 31, 2011
Net Asset Value, Beginning of Period	$ 31.02
Income from Investment Operations:
Net investment loss	(0.01)[3]
Net realized and unrealized gain on investments	5.02 [3]
Total from investment operations	5.01
Net Asset Value, End of Period	$36.03
Total Return[1]	16.18%[5]
Ratio of net expenses to average net assets	1.17%[6]
Ratio of net investment loss to average net assets[1]	(0.42)%[6]
Portfolio turnover	85%[5]
Net assets at end of period (000’s omitted)	$31,735
Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.50%[6]
Ratio of net investment loss to average net assets	(0.75)%[6]

†	Effective October 1, 2011, existing shares of Managers Micro-Cap Fund were reclassified and redesignated as Service Class shares.

††

As of the close of business on September 30, 2011, Managers Institutional Micro Cap Fund (“Institutional Micro Cap”) merged into Managers Micro Cap Fund. Each full and partial share of Institutional Micro Cap was exchanged for shares in the new Institutional Class of Micro Cap in an equivalent dollar amount.

[1]	Total returns and net investment income would have been lower had certain expenses not been reduced.
[2]

Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest and taxes.

[3]	Per share numbers have been calculated using average shares.

[4]	The Total Return is based on the Financial Statement Net Asset Values as shown above.

[5]	Not annualized.

[6]	Annualized.

54	Managers Investment Group

FINANCIAL HIGHLIGHTS

	For the fiscal year ended October 31,
Managers Real Estate Securities Fund	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Year	$8.12	$5.68	$5.55	$12.57	$14.74
Income from Investment Operations:
Net investment income	0.06 [3]	0.08 [3]	0.12 [3]	0.13 [3]	0.06
Net realized and unrealized gain (loss) on investments	0.83 [3]	2.43 [3]	0.16 [3]	(4.06)[3]	0.22
Total from investment operations	0.89	2.51	0.28	(3.93)	0.28
Less Distributions to Shareholders from:
Net investment income	(0.06)	(0.07)	(0.15)	(0.12)	(0.10)
Net realized gain on investments	—	—	—	(2.97)	(2.35)
Total distributions to shareholders	(0.06)	(0.07)	(0.15)	(3.09)	(2.45)
Net Asset Value, End of Year	$8.95	$8.12	$5.68	$5.55	$12.57
Total Return[1]	11.06%	44.47%	5.77%	(38.95)%	2.10%
Ratio of net expenses to average net assets	1.41%	1.49%	1.48%	1.48%	1.40%
Ratio of net investment income to average net assets[1]	0.69%	1.12%	2.56%	1.63%	0.82%
Portfolio turnover	75%	99%	107%	127%	126%
Net assets at end of year (000’s omitted)	$55,568	$23,787	$14,526	$12,366	$26,561
Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.48%	1.79%	2.47%	1.80%	1.41%
Ratio of net investment income to average net assets	0.62%	0.82%	1.57%	1.31%	0.83%

[1]	Total returns and net investment income would have been lower had certain expenses not been reduced.

[2]	Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest and taxes.

[3]	Per share numbers have been calculated using average shares.

Managers Investment Group	55

ADDITIONAL INFORMATION ABOUT THE FUNDS

	For the fiscal year ended October 31, 2011
Managers California Intermediate Tax-Free Fund	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Year	$10.72	$10.40	$9.84	$10.56	$10.75
Income from Investment Operations:
Net investment income	0.39	0.34	0.32	0.38	0.40
Net realized and unrealized gain (loss) on investments	(0.05)	0.32	0.55	(0.56)	(0.16)
Total from investment operations	0.34	0.66	0.87	(0.18)	0.24
Less Distributions to Shareholders from:
Net investment income	(0.39)	(0.34)	(0.31)	(0.38)	(0.40)
Net realized gain on investments	—	—	—	(0.16)	(0.03)
Total distributions to shareholders	(0.39)	(0.34)	(0.31)	(0.54)	(0.43)
Net Asset Value, End of Year	$10.67	$10.72	$10.40	$9.84	$10.56
Total Return[1]	3.27%	6.41%	8.97%	(1.82)%	2.23%
Ratio of net expenses to average net assets	0.55%	0.55%	0.55%	0.55%	0.56%
Ratio of net investment income to average net assets[1]	3.69%	3.20%	3.08%	3.71%	3.75%
Portfolio turnover	8%	64%	152%	33%	35%
Net assets at end of year (000’s omitted)	$26,862	$31,315	$31,181	$32,955	$35,982
Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	0.90%	0.96%	0.86%	0.80%	0.82%
Ratio of net investment income to average net assets	3.34%	2.79%	2.77%	3.46%	3.49%

[1]	Total returns and net investment income would have been lower had certain expenses not been reduced.

[2]	Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest and taxes.

56	Managers Investment Group

ADDITIONAL INFORMATION ABOUT THE FUNDS

Managers AMG TSCM Growth Equity Fund - Investor Class	For the fiscal year ended October 31, 2011	For the fiscal period ended October 31, 2010**
Net Asset Value, Beginning of Period	$10.93	$10.00
Income from Investment Operations:
Net investment income (loss)	(0.10)[3]	(0.00	)#,3
Net realized and unrealized gain on investments	0.19 [3]	0.93	[3]
Total from investment operations	0.09	0.93
Less Distributions to Shareholders from:
Net investment income	(0.00)#	—
Net Asset Value, End of Period	$11.02	$10.93
Total Return[1]	0.84%	9.30%[5]
Ratio of net expenses to average net assets	1.11%	1.17%[6]
Ratio of net investment loss to average net assets[1]	(0.86)%	(0.11)%[6]
Portfolio turnover	102%	50%[5]
Net assets at end of period (000’s omitted)	$2,465	$14
Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	2.04%	15.15%[6]
Ratio of net investment loss to average net assets	(1.79)%	(14.09)%[6]

Managers AMG TSCM Growth Equity Fund - Service Class	For the fiscal year ended October 31, 2011	For the fiscal period ended October 31, 2010**
Net Asset Value, Beginning of Period	$10.94	$10.00
Income from Investment Operations:
Net investment income (loss)	(0.02)[3]	0.00	#,3
Net realized and unrealized gain on investments	0.18 [3]	0.94	[3]
Total from investment operations	0.16	0.94
Net Asset Value, End of Period	$11.10	$10.94
Total Return[1]	1.46%	9.40%[5]
Ratio of net expenses to average net assets	0.96%	1.03%[6]
Ratio of net investment income (loss) to average net assets[1]	(0.17)%	0.00	%#,6
Portfolio turnover	102%	50%[5]
Net assets at end of period (000’s omitted)	$18,321	$11

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.89%	15.00%[6]
Ratio of net investment loss to average net assets	(1.10)%	(13.97)%[6]

#	Rounds to less than $0.01 per share of 0.01%.

**	Commenced operations on July 30, 2010.

1	Total returns and net investment income would have been lower had certain expenses not been reduced.

2	Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest and taxes.

Managers AMG TSCM Growth Equity Fund - Institutional Class	For the fiscal year ended October 31, 2011		For the fiscal period ended October 31, 2010**
Net Asset Value, Beginning of Period	$10.94		$10.00
Income from Investment Operations:
Net investment income	0.00	#,3	0.01 [3]
Net realized and unrealized gain on investments	0.13	[3]	0.93 [3]
Total from investment operations	0.13		0.94
Less Distributions to Shareholders from:
Net investment income	(0.00	)#	—
Net Asset Value, End of Period	$11.07		$10.94
Total Return[1]	1.23%		9.40%[5]
Ratio of net expenses to average net assets	0.71%		0.79%[6]
Ratio of net investment income to averagenet assets[1]	0.03%		0.27%[6]
Portfolio turnover	102%		50%[5]
Net assets at end of period (000’s omitted)	$1,982		$1,063
Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.64%		14.74%[6]
Ratio of net investment loss to average net assets	(0.90)%		(13.68)%[6]

[3]	Per share numbers have been calculated using average shares.

[4]	The Total Return is based on the Financial Statement Net Asset Values as shown above.

[5]	Not annualized.

[6]	Annualized.

Managers Investment Group	57

ADDITIONAL INFORMATION ABOUT THE FUNDS

	For the fiscal year ended October 31,
Managers PIMCO Bond Fund	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Year	$11.24	$10.61	$9.85	$10.41	$10.31
Income from Investment Operations:
Net investment income	0.38	0.35	0.49	0.57	0.47
Net realized and unrealized gain (loss) on investments	(0.25)	0.73	1.44	(0.61)	0.13
Total from investment operations	0.13	1.08	1.93	(0.04)	0.60
Less Distributions to Shareholders from:
Net investment income	(0.35)	(0.32)	(0.49)	(0.52)	(0.50)
Net realized gain on investments	(0.49)	(0.13)	(0.68)	—	—
Total distributions to shareholders	(0.84)	(0.45)	(1.17)	(0.52)	(0.50)
Net Asset Value, End of Year	$10.53	$11.24	$10.61	$9.85	$10.41
Total Return[1]	1.45%	10.52%	20.62%	(0.60%)	5.96%
Ratio of net expenses to average net assets	0.58%	0.58%	0.58%	0.58%	0.60%
Ratio of net investment income to average net assets[1]	2.54%	2.38%	3.78%	4.47%	4.86%
Portfolio turnover	495%	359%	531%	431%	249%
Net assets at end of year (000’s omitted)	$1,239,141	$1,425,341	$1,114,164	$1,036,504	$1,207,072

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	0.71%	0.74%	0.78%	0.75%	0.77%
Ratio of net investment income to average net assets	2.41%	2.22%	3.58%	4.30%	4.69%

[1]	Total returns and net investment income would have been lower had certain expenses not been reduced.
(See Note 1(c) of Notes to Financial Statements.)

[2]

Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest and taxes. (See Note 1(c) of Notes to Financial Statements.)

58	Managers Investment Group

HOW TO CONTACT US

MANAGERS FRONTIER SMALL CAP GROWTH FUND

MANAGERS MICRO-CAP FUND

MANAGERS AMG TSCM GROWTH EQUITY FUND

MANAGERS REAL ESTATE SECURITIES FUND

MANAGERS PIMCO BOND FUND

MANAGERS CALIFORNIA INTERMEDIATE TAX-FREE FUND

INVESTMENT MANAGER AND ADMINISTRATOR

Managers Investment Group LLC

800 Connecticut Avenue

Norwalk, Connecticut 06854

203.299.3500 or 800.835.3879

DISTRIBUTOR

Managers Distributors, Inc.

800 Connecticut Avenue

Norwalk, Connecticut 06854

CUSTODIAN

The Bank of New York Mellon

2 Hanson Place

Brooklyn, New York 10286

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, Massachusetts 02199-3600

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9769

Providence, Rhode Island 02940-9769

800.548.4539

TRUSTEES

Jack W. Aber

Christine C. Carsman

William E. Chapman, II

Edward J. Kaier

Steven J. Paggioli

Eric Rakowski

Thomas R. Schneeweis

Managers Investment Group	59

PROSPECTUS
MARCH 1, 2012	Managers Funds

WHERE TO FIND ADDITIONAL INFORMATION

The Funds’ Statement of Additional Information (the “SAI”) contains additional information about the Funds and their investments. Additional information about the Funds’ investments is available in the Funds’ Annual and Semi-Annual Reports to shareholders. In the Funds’ Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

To request free copies of these materials or to make other inquiries, please contact the Funds:

•	By telephone:

800.835.3879

•	By mail:

Managers Funds

800 Connecticut Avenue

Norwalk, Connecticut 06854-2325

•	On the Internet:

Electronic copies are available on our Web site

at www.managersinvest.com

Information about the Funds, including the Funds’ current SAI and Annual and Semi-Annual Reports, is on file with the Securities and Exchange Commission (the “SEC”). The Funds’ SAI is incorporated by reference into (is legally part of) this Prospectus.

Reports and other information about the Funds are also available on the EDGAR database of the SEC’s Web site at http://www.sec.gov. You may obtain copies by electronic request, after paying a duplicating fee, via email to publicinfo@sec. gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520. You may also review and copy information about the Funds at the SEC’s Public Reference Room in Washington, D.C. For access to the Reference Room, call 202.551.8090.

© 2012 Managers Investment Group LLC

Investment Company Act Registration Number 811-06520

managersinvest.com	As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

MANAGERS TRUST I

MANAGERS AMG FQ GLOBAL ESSENTIALS FUND

Investor Class: MMAVX

Service Class: MMASX

Institutional Class: MMAFX

MANAGERS AMG FQ U.S. EQUITY FUND

Class A: FQUAX

Class C: FQUCX

Institutional Class: MEQFX

MANAGERS AMG FQ TAX-MANAGED U.S. EQUITY FUND

Class A: MFQAX

Class C: MFQCX

Institutional Class: MFQTX

MANAGERS AMG FQ GLOBAL ALTERNATIVES FUND

Class A: MGAAX

Class C: MGACX

Service Class: MGASX

Institutional Class: MGAIX

STATEMENT OF ADDITIONAL INFORMATION

DATED March 1, 2012

You can obtain a free copy of the prospectus for Managers AMG FQ U.S. Equity Fund, Managers AMG FQ Tax-Managed U.S. Equity Fund, Managers AMG FQ Global Essentials Fund and Managers AMG FQ Global Alternatives Fund, dated March 1, 2012, as supplemented from time to time (the “Prospectus”), by calling the Funds at (800) 835-3879 or by visiting the Funds’ Website at www.managersinvest.com. The Prospectus provides basic information about investing in the Funds.

This Statement of Additional Information is not a Prospectus. It contains additional information regarding the activities and operations of the Funds. It should be read in conjunction with the Funds’ Prospectus.

The Funds’ audited financial statements for the fiscal year ended October 31, 2011 and the related Notes to the Financial Statements for the Funds, as well as the Reports of Independent Registered Public Accounting Firm from each Fund’s Annual Report for the fiscal year ended October 31, 2011 are incorporated by reference into this Statement of Additional Information (meaning such documents are legally a part of this Statement of Additional Information) and are on file with the Securities and Exchange Commission. The Funds’ Annual and Semi-Annual Reports are available without charge by calling the Funds at (800) 835-3879 or by visiting the Funds’ Website at www.managersinvest.com or on the Securities and Exchange Commission’s Website at www.sec.gov.

(ii)

GENERAL INFORMATION

This Statement of Additional Information (“SAI”) relates only to the Managers AMG FQ Global Essentials Fund, Managers AMG FQ U.S. Equity Fund, Managers AMG FQ Tax-Managed U.S. Equity Fund and Managers AMG FQ Global Alternatives Fund (each a “Fund” and together the “Funds”). The Funds are series of shares of beneficial interest of Managers Trust I, a Massachusetts business trust (the “Trust”). The Trust and each Fund are part of the Managers Family of Funds, which consists of 38 open-end mutual funds in the Trust, The Managers Funds, Managers Trust II, and Managers AMG Funds (the “Managers Fund Complex”). The Trust was organized on July 20, 2000.

The Managers AMG FQ Global Essentials Fund (formerly Managers Fremont Global Fund) has three classes of shares: Investor Class, Service Class and Institutional Class shares. Effective as of January 1, 2010, shares of the Managers AMG FQ Global Essentials Fund (formerly shares of the Managers Fremont Global Fund) were reclassified and redesignated as Institutional Class shares, and Investor Class and Service Class shares of the Managers AMG FQ Global Essentials Fund commenced operations. Managers AMG FQ U.S. Equity Fund and Managers AMG FQ Tax-Managed U.S. Equity Fund have three classes of shares: Class A, Class C and Institutional Class shares. Effective as of January 1, 2010, Managers AMG FQ Global Alternatives Fund has four classes of shares: Class A, Class C, Service Class and Institutional Class shares. Effective as of January 1, 2010, Service Class and Institutional Class shares of the Managers AMG FQ Global Alternatives Fund commenced operations. Pursuant to a change in investment strategies effective September 28, 2009 the Managers Fremont Global Fund changed its name to the Managers AMG FQ Global Essentials Fund.

This SAI describes the financial history, management and operation of the Funds, as well as the Funds’ investment objectives and policies. It should be read in conjunction with the current prospectus for each of the Funds, dated March 1, 2012, as supplemented from time to time (the “Prospectus”). The Trust’s executive office is located at 800 Connecticut Avenue, Norwalk, Connecticut 06854.

Managers Investment Group LLC (the “Investment Manager” or “Managers”), an independently managed subsidiary of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration. It selects and recommends, subject to the approval of the Board of Trustees (the “Trustees”), an independent asset manager, or a team of independent asset managers (the “Subadvisor” or “Subadvisors”) to manage each Fund’s investment portfolio. The Investment Manager also monitors the performance, security holdings and investment strategies of these Subadvisors and researches any potential new Subadvisors for the Funds. First Quadrant, L.P. currently serves as Subadvisor to the Funds. See “Management of the Funds” for more information.

Investments in the Funds are not:

•	Deposits or obligations of any bank;

•	Guaranteed or endorsed by any bank; or

•	Federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal agency.

ADDITIONAL INVESTMENT POLICIES

The following is additional information regarding the investment policies used by each Fund in an attempt to achieve its investment objective as stated in the Prospectus. The Trust is an open-end investment management company, and each of the Funds (except Managers AMG FQ Global Alternatives Fund) is a diversified series of the Trust. Managers AMG FQ Global Alternatives Fund is a non-diversified series of the Trust.

Investment Techniques and Associated Risks

The following are descriptions of the types of securities and instruments that may be purchased by each Fund to the extent such investments are permitted by applicable law. The information below does not describe

1

every type of investment, technique or risk to which each Fund may be exposed. Each Fund reserves the right, without notice, to make any investment, or use any investment technique, except to the extent that such activity would require a shareholder vote, as discussed below under “Fundamental Investment Restrictions.”

The Managers AMG FQ Global Alternatives Fund and Managers AMG FQ Global Essentials Fund, in particular, may gain exposure to the following investments directly by investing in securities or other instruments or indirectly, such as through derivatives or exchange-traded funds (“ETFs”).

(1)	Below Investment Grade Debt Securities (“Junk Bonds”).

Bonds rated below BBB by Standard & Poor’s Ratings Group (“S&P”), or Baa by Moody’s Investors Service (“Moody’s”), or an equivalent rating by another Nationally Recognized Statistical Rating Organization (“NRSRO”) are commonly known as “junk bonds.” The Managers AMG FQ Global Essentials Fund may invest in junk bonds. See “Description of Bond Ratings Assigned By Standard & Poor’s and Moody’s Investors Service” in Appendix A for further discussion regarding securities ratings. Below investment grade securities are deemed by the rating agencies to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Below investment grade securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. The special risk considerations in connection with investments in these securities are discussed below.

Below investment grade securities generally offer a higher yield than that available from higher-rated issues with similar maturities, as compensation for holding a security that is subject to greater risk. Below investment grade securities are deemed by rating agencies to be predominately speculative with respect to the issuer’s capacity to pay interest and repay principal and may involve major risk or exposure to adverse conditions. Lower-rated securities involve higher risks in that they are especially subject to (1) adverse changes in general economic conditions and in the industries in which the issuers are engaged, (2) adverse changes in the financial condition of the issuers, (3) price fluctuation in response to changes in interest rates and (4) limited liquidity and secondary market support.

Effect of Interest Rates and Economic Changes. All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of below investment grade securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Below investment grade securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of below investment grade securities may experience financial stress which may adversely affect their ability to service their debt obligations, meet projected business goals, and obtain additional financing. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in a Fund’s net asset value.

Payment Expectations. Below investment grade securities may contain redemption, call or prepayment provisions which permit the issuer of such securities to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Fund may have to replace the securities with a lower yielding security, which would result in a lower return.

Credit Ratings. Credit ratings issued by credit-rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the

2

condition of the issuer that affect the market value of the security. With regard to an investment in below investment grade securities, the achievement of a Fund’s investment objective may be more dependent on the Subadvisor’s own credit analysis than is the case for higher rated securities. Although the Subadvisor considers security ratings when making investment decisions, it does not rely solely on the ratings assigned by the rating services. Rather, the Subadvisor performs research and independently assesses the value of particular securities relative to the market. The Subadvisor’s analysis may include consideration of the issuer’s experience and managerial strength, changing financial condition, borrowing requirements or debt maturity schedules, and the issuer’s responsiveness to changes in business conditions and interest rates. It also considers relative values based on anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects.

A Fund’s Subadvisor buys and sells debt securities principally in response to its evaluation of an issuer’s continuing ability to meet its obligations, the availability of better investment opportunities, and its assessment of changes in business conditions and interest rates.

Liquidity and Valuation. Below investment grade securities may lack an established retail secondary market, and to the extent a secondary trading market does exist, it may be less liquid than the secondary market for higher rated securities. The lack of a liquid secondary market may negatively impact a Fund’s ability to dispose of particular securities. The lack of a liquid secondary market for certain securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing the Fund’s portfolio. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of below investment grade securities, especially in a thinly traded market.

Because of the many risks involved in investing in below investment grade securities, the success of such investments is dependent upon the credit analysis of the Subadvisor. Although the market for below investment grade securities is not new, and the market has previously weathered economic downturns, the past performance of the market for such securities may not be an accurate indication of its performance during future economic downturns or periods of rising interest rates. Differing yields on debt securities of the same maturity are a function of several factors, including the relative financial strength of the issuers.

(2)	Borrowing.

Each Fund may borrow from banks and enter into reverse repurchase agreements or forward roll transactions up to 33 1/3% of the value of the Fund’s total assets taken at market value (computed at the time the loan is made), including the amount borrowed, in order to take advantage of investment opportunities, for extraordinary or emergency purposes, or for the clearance of transactions. In addition, each Fund may borrow up to an additional 5% of its total assets for temporary purposes. Typically, a Fund may pledge up to 33 1/3% of its total assets to secure these borrowings. In addition, the Trust, on behalf of each Fund, has entered into a master interfund lending agreement that would allow each Fund to borrow, for temporary purposes only, from other funds in the Managers Fund Complex managed by the Investment Manager, subject to each Fund’s fundamental investment restrictions and provided such borrowings do not exceed the amount permitted by Section 18 of the Investment Company Act of 1940, as amended (the “1940 Act”). Please see “Interfund Lending” below for more information. If a Fund’s asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings even though it may be disadvantageous at that time from an investment point of view. A Fund will incur costs when it borrows, including payment of interest and any fee necessary to maintain a line of credit, and may be required to maintain a minimum average balance. If a Fund is permitted to borrow money to take advantage of investment opportunities, if the income and appreciation on assets acquired with such borrowed funds exceed their borrowing cost, a Fund’s investment performance will increase, whereas if the income and appreciation on assets acquired with borrowed funds are less than their borrowing costs, investment performance will decrease. In addition, if a Fund borrows to invest in securities, any investment gains made on the securities in excess of the costs of the borrowing, and any gain or loss on hedging, will cause the net asset value of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the Fund, the net asset value of the Fund’s shares will decrease faster than would otherwise be the case. This speculative characteristic is known as “leverage.”

3

(3)	Cash Equivalents.

The Funds may invest in cash equivalents to the extent that such investments are consistent with the Funds’ investment objectives, policies and restrictions, as discussed in the Funds’ Prospectus. A description of the various types of cash equivalents that may be purchased by the Funds appears below.

Bankers Acceptances. Bankers acceptances are short-term credit instruments used to finance the import, export, transfer or storage of goods. These instruments become “accepted” when a bank guarantees their payment upon maturity. Eurodollar bankers acceptances are bankers acceptances denominated in U.S. Dollars and are “accepted” by foreign branches of major U.S. commercial banks.

Certificates of Deposit. Certificates of deposit are issues against money deposited into a bank (including eligible foreign branches of U.S. banks) or a savings and loan association (“S&L”) for a definite period of time. They earn a specified rate of return and are normally negotiable.

Repurchase Agreements. In a repurchase agreement, a Fund buys a security from a bank or a broker-dealer that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally reflects the purchase price plus a mutually agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security.

Repurchase agreements are subject to certain risks that may adversely affect a Fund. If a seller defaults, the Fund may incur a loss if the value of the collateral securing the repurchase agreement declines and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to a seller of the security, the Fund’s ability to dispose of the collateral may be delayed or limited. The period of these repurchase agreements will be short, and at no time will the Fund enter into a repurchase agreement for a period of more than seven days.

Short-Term Corporate Debt Securities. Short-term corporate debt securities include bills, notes, debentures, money market instruments and similar instruments and securities, and are generally used by corporations and other issuers to borrow money from investors for such purposes as working capital or capital expenditures. The issuer pays the investor a variable or fixed rate of interest and normally must repay the amount borrowed on or before maturity. The investment return of corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of a corporate debt obligation may be expected to rise and fall inversely with interest rates generally. In addition to interest rate risk, corporate debt securities also involve the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Time Deposits. Time deposits in banks or S&Ls are generally similar to certificates of deposit, but are uncertificated.

(4)	Commercial Paper.

Commercial paper refers to promissory notes that represent an unsecured debt of a corporation or finance company. They have a maturity of less than nine (9) months. Eurodollar commercial paper refers to promissory notes payable in U.S. Dollars by European issuers.

4

(5)	Commodities Exposure.

(Managers AMG FQ Global Essentials Fund only) As described in the Prospectus, the Managers AMG FQ Global Essentials Fund intends to obtain exposure to commodities indirectly by investing in ETFs that invest in securities of companies engaged in the production and distribution of commodities and commodity-related products, exchange-traded notes (“ETNs”) that are linked to the returns of one or more commodity indices that reflect the potential return on leveraged and unleveraged investments in futures contracts of physical commodities, plus interest that could be earned on cash collateral, and minus the issuer’s fee (see “Exchange-Traded Notes” below), and such other instruments as deemed appropriate from time to time. The Fund may be exposed to a wide variety of commodity sectors, including, without limitation, agriculture, livestock, base/industrial metals, oil, energy and precious metals.

Exposure to commodities may result in losses for the Fund. Commodity prices, and the value of stocks of companies exposed to commodities, can be extremely volatile and are affected by a wide range of factors, including market movements, supply and demand imbalances, inflationary trends or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The energy sector can be significantly affected by changes in the prices and supplies of oil and other energy fuels, energy conservation, the success of exploration projects, and tax and other government regulations, policies of the Organization of Petroleum Exporting Countries (“OPEC”) and relationships among OPEC members and between OPEC and oil importing nations. The metals sector can be affected by sharp price volatility over short periods caused by global economic, financial and political factors, resource availability, government regulation, economic cycles, changes in inflation or expectations about inflation in various countries, interest rates, currency fluctuations, metal sales by governments, central banks or international agencies, investment speculation and fluctuations in industrial and commercial supply and demand. Increased demand for commodities by emerging market countries may result in shortages and cause prices to rise, potentially resulting in speculative investments in commodities. In addition, with respect to the Fund’s exposure to commodities indirectly through companies in the commodities sector and ETNs, there are additional risks to the Fund as there is no guarantee that those companies’ investments and business strategies relating to commodities will be successful, and the value of the Fund’s investments in ETFs or other instruments exposed to companies in the commodities sector, and the value of the companies themselves, may fluctuate more than the value of the relevant underlying commodity or commodities or commodity index.

See “Exchange Traded Notes” below for specific risks relating to the Fund’s investments in exchange-traded notes that are linked to the returns of one or more commodity indices.

(6)	Derivative Instruments.

The following describes certain derivative instruments and products in which each Fund may invest and risks associated therewith.

Each Fund might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. Also, suitable derivative and/or hedging transactions may not be available in all circumstances and there can be no assurance that each Fund will be able to identify or employ a desirable derivative and/or hedging transaction at any time or from time to time or that any such transactions will be successful.

Futures Contracts and Options on Futures Contracts. Each Fund may use futures contracts, including futures contracts on global equity and fixed income securities, interest rate futures contracts, foreign currency futures contracts and futures contracts on security indices (including broad-based security indices), for any purpose. Each Fund may invest in foreign exchange futures contracts and options thereon (“options on futures”) that are traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system as an adjunct to their securities activities. Each Fund may purchase and sell futures contracts on various securities indices (“Index Futures”), including indices of U.S. government securities, foreign government securities, equity securities or fixed income securities, and related options. Through the use of Index Futures and related options, each Fund may create economic exposure in its portfolio to long and short

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positions in the global (U.S. and non-U.S.) equity, bond and currency markets without incurring the substantial brokerage costs which may be associated with investment in the securities of multiple issuers. Each Fund may enter into futures contracts for the purchase or sale of fixed income securities, equity securities or foreign currencies, and may also use options on securities or currency futures contracts.

A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. An Index Future is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of a securities index (“Index”) at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an Index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A unit is the value of the relevant Index from time to time. Entering into a contract to buy units is commonly referred to as buying or purchasing a contract or holding a long position in an Index. Index Futures contracts can be traded through all major commodity brokers. As described below, each Fund will be required to segregate initial margin in the name of the futures broker upon entering into an Index Future. Variation margin will be paid to and received from the broker on a daily basis as the contracts are marked to market. For example, when a Fund has purchased an Index Future and the price of the relevant Index has risen, that position will have increased in value and the Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, when a Fund has purchased an Index Future and the price of the relevant Index has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker.

Each Fund will ordinarily be able to close open positions on the futures exchanges on which Index Futures are traded at any time up to and including the expiration day. All positions which remain open at the close of the last business day of the contract’s life are required to settle on the next business day (based upon the value of the relevant Index on the expiration day), with settlement made with the appropriate clearing house. Additional or different margin requirements as well as settlement procedures may be applicable to foreign stock Index Futures at the time the Funds purchase such instruments. Positions in Index Futures may be closed out by the Funds only on the futures exchanges upon which the Index Futures are then traded.

The following example illustrates generally the manner in which Index Futures operate. The Standard & Poor’s 100 Stock Index (the “S&P 100 Index”) is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange (“NYSE”). The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The Index Future specifies that no delivery of the actual stocks making up the Index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the Index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Fund will gain $400 (100 units x gain of $4). If a Fund enters into a futures contract to sell 100 units of the Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Fund will lose $400 (100 units x loss of $4).

A public market exists in futures contracts covering a number of Indices as well as financial instruments and foreign currencies, including but not limited to: the S&P 500; the S&P Midcap 400; the Nikkei 225; the NYSE Composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts in which each Fund may invest will be developed and traded in the future.

Each Fund may purchase and write call and put options on futures. Options on futures possess many of the same characteristics as options on securities and indices (discussed below). An option on a futures contract gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put)

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in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the holder acquires a short position and the writer is assigned the opposite long position.

When each Fund purchases or sells a futures contract, it is required to post margin (“initial margin”) with the futures commission merchant executing the transaction. The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin does not represent a borrowing or loan by a Fund, but rather is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. In computing daily net asset value, each Fund will mark to market its open futures positions.

Each Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by each Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (i.e., with the same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. Any transaction costs must also be included in these calculations. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Limitations on Use of Futures and Options on Futures. The Funds may only enter into futures contracts and options on futures which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system, or in the case of options on futures, for which an established over-the-counter (“OTC”) market exists. Each Fund may utilize futures contracts and related options for any purpose, including for investment purposes and for “bona fide hedging” purposes (as such term is defined in applicable regulations of the U.S. Commodity Futures Trading Commission (the “CFTC”)), for example, to hedge against changes in interest rates, foreign currency exchange rates or securities prices. For instance, a Fund may invest to a significant degree in Index Futures on stock indices and related options (including those which may trade outside of the United States) as an alternative to purchasing individual stocks in order to adjust their exposure to a particular market.

When purchasing a futures contract, each Fund will segregate or earmark (and mark-to-market on a daily basis) assets determined to be liquid by the Subadvisor in accordance with procedures established by the Board of Trustees that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract on the Fund’s records. Alternatively, each Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

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When selling a futures contract, each Fund will segregate or earmark (and mark-to-market on a daily basis) assets determined to be liquid by the Subadvisor in accordance with procedures established by the Board of Trustees that are equal to the market value of the instruments underlying the contract. Alternatively, each Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an Index Future, a portfolio with a volatility substantially similar to that of the Index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Funds’ custodian).

When selling a call option on a futures contract, each Fund will segregate or earmark (and mark-to-market on a daily basis) assets determined to be liquid by the Subadvisor in accordance with procedures established by the Board of Trustees that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, each Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

When selling a put option on a futures contract, each Fund will segregate or earmark (and mark-to-market on a daily basis) assets determined to be liquid by the Subadvisor in accordance with procedures established by the Board of Trustees that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, each Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

With respect to futures contracts that are not legally required to “cash settle,” a Fund may cover the open position by setting aside or earmarking liquid assets in an amount equal to the market value of the futures contact. With respect to futures that are required to “cash settle,” however, a Fund is permitted to set aside or earmark liquid assets in an amount equal to the Fund’s daily marked to market (net) obligation, if any, (in other words, the Fund’s daily net liability, if any) rather than the market value of the futures contract. By setting aside assets equal to only its net obligation under cash-settled futures, a Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full market value of the futures contract.

Due to an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”), the Funds will not be subject to registration or regulation as commodity pool operators under the CEA.

Risks Associated with Futures and Options on Futures. There are several risks associated with the use of futures contracts and options on futures as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. Some of the risk may be caused by an imperfect correlation between movements in the price of the futures contract and the price of the security or other investment being hedged. The hedge will not be fully effective where there is such imperfect correlation. Also, an incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle, so that the portfolio return might have been greater had hedging not been attempted. For example, if the price of the futures contract moves more than the price of the hedged security, a Fund would experience either a loss or gain on the future which is not completely offset by movements in the price of the hedged securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and options on futures on securities, including technical influences in futures trading and options on futures, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. To compensate for imperfect correlations, each Fund may purchase or sell futures contracts in a

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greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, each Fund may purchase or sell fewer contracts if the volatility of the price of the hedged securities is historically less than that of the futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. Also, suitable hedging transactions may not be available in all circumstances.

Additionally, the price of Index Futures may not correlate perfectly with movement in the relevant index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. In addition, trading hours for foreign stock Index Futures may not correspond perfectly to hours of trading on the foreign exchange to which a particular foreign stock Index Future relates. This may result in a disparity between the price of Index Futures and the value of the relevant index due to the lack of continuous arbitrage between the Index Futures price and the value of the underlying index.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position. If a Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. Also, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain a position being hedged by the future or option or to maintain cash or securities in a segregated account. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Forward Currency Contracts. Each Fund may enter into forward currency contracts for any purpose, including to attempt to hedge currency exposure or to enhance return. A forward currency contract is an obligation to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. Each Fund may either accept or make delivery of the currency at the maturity of the forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Funds will be able to close out a forward currency contract at a favorable price prior to maturity.

Each Fund may engage in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. Each Fund might sell a particular currency forward, for example, when it wanted to hold bonds denominated in that currency but anticipated, and sought to be protected against, a decline in the currency against the U.S. dollar. Similarly, each Fund might purchase a currency forward to “lock in” the dollar price of securities denominated in that currency which it anticipated purchasing. To avoid leverage in

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connection with forward currency transactions, each Fund will set aside with its custodian or earmark securities considered to be liquid by the Subadvisor in accordance with procedures established by the Board of Trustees, or hold a covered position against any potential delivery or payment obligations under any outstanding contracts, in an amount equal to open positions in forwards used for non-hedging purposes.

Forward currency contracts are not traded on regulated exchanges. When each Fund enters into a forward currency contract, it incurs the risk of default by the counterparty to the transaction.

Options. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying security or instrument at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying security or instrument at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract. Each Fund may purchase and sell both put options and call options on a variety of underlying securities and instruments, including, but not limited to, specific securities, securities indices, futures contracts and foreign currencies.

Each Fund may purchase call options for any purpose. For example, a call option may be purchased by a Fund as a long hedge. Call options also may be used as a means of participating in an anticipated price increase of a security or instrument on a more limited risk basis than would be possible if the security or instrument itself were purchased. In the event of a decline in the price of the underlying security or instrument, use of this strategy would serve to limit a Fund’s potential loss to the option premium paid; conversely, if the market price of the underlying security or instrument increases above the exercise price and the Fund either sells or exercises the option, any profit realized would be reduced by the premium.

Each Fund may purchase put options for any purpose. For example, a put option may be purchased by a Fund as a short hedge. The put option enables a Fund to sell the underlying security or instrument at the predetermined exercise price; thus the potential for loss to the Fund below the exercise price is limited to the option premium paid. If the market price of the underlying security or instrument is lower than the exercise price of the put option, any profit a Fund realizes on the sale of the security or instrument would be reduced by the premium paid for the put option less any amount for which the put option may be sold.

Each Fund may write call or put options for any purpose. For example, writing put or call options can enable a Fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, each Fund may also suffer a loss as a result of writing options. For example, if the market price of the security or instrument underlying a put option declines to less than the exercise price of the option, minus the premium received, the Fund would suffer a loss. Each Fund will segregate or earmark assets or otherwise “cover” written call or put options in accordance with applicable Securities and Exchange Commission (“SEC”) guidelines.

Writing call options can serve as a limited short hedge, because declines in the value of the hedged security or instrument would be offset to the extent of the premium received for writing the option. However, if the underlying security or instrument appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and each Fund will be obligated to sell the underlying security or instrument at less than its market value. If the call option is an OTC option, the securities or other assets used as cover may be considered illiquid.

Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the underlying security or instrument depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and each Fund will be obligated to purchase the underlying security or instrument at more than its market value. If the put option is an OTC option, the securities or other assets used as cover may be considered illiquid.

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The value of an option position will reflect, among other things, the current market value of the underlying security or instrument, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying security or instrument, the historical price volatility of the underlying security or instrument and general market conditions.

Each Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit each Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

Risks of Options. Options offer large amounts of leverage, which will result in each Fund’s net asset value being more sensitive to changes in the value of the related instrument. Each Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when each Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by a Fund as well as the loss of any expected benefit of the transaction.

Each Fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that each Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, each Fund might be unable to close out an OTC option position at any time prior to its expiration, if at all.

If each Fund were unable to effect a closing transaction for an option it had purchased, due to the absence of a counterparty or secondary market, the imposition of price limits or otherwise, they would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options have varying expiration dates. The exercise price of the options may be below, equal to or above the current market value of the underlying security or instrument. Options purchased by each Fund that expire unexercised have no value, and the Funds will realize a loss in the amount of the premium paid and any transaction costs. If an option written by a Fund expires unexercised, the Fund realizes a gain equal to the premium received at the time the option was written. Transaction costs must be included in these calculations.

Options on Indices. The Funds may invest in options on indices, including broad-based security indices. Puts and calls on indices are similar to puts and calls on other investments except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities, futures contracts or other investments. When each Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total dollar value for each point of such difference. When each Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When each Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund’s exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which

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the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When each Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.

Risks of Options on Indices. The risks of investments in options on indices may be greater than options on securities, futures contracts or other investments. Because index options are settled in cash, when each Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying index. Each Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities or instruments similar to those on which the underlying index is based. However, each Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities or instruments as underlie the index and, as a result, bears a risk that the value of the securities or instruments held will vary from the value of the index.

Even if each Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the “timing risk” inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, each Fund as the call writer will not learn of the assignment until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security or instrument, such as common stock, because there the writer’s obligation is to deliver the underlying security or instrument, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security or instrument, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds investments that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those investments against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This “timing risk” is an inherent limitation on the ability of index call writers to cover their risk exposure by holding security or instrument positions.

If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

Risks Related to OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows each Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. In addition, OTC options are generally considered illiquid by the SEC.

Each Fund can use both European-style or American-style options. A European-style option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

Foreign Currency Options. Each Fund may use currency options to cross-hedge or to increase total return when the Subadvisor anticipates that the currency will appreciate or depreciate in value. Each Fund may additionally buy or sell put and call options on foreign currencies as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which the Fund’s securities may be

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denominated. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Each Fund might purchase a currency put option, for example, to protect itself during the contract period against a decline in the dollar value of a currency in which it holds or anticipates holding securities. If the currency’s value should decline against the dollar, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put. If the value of the currency instead should rise against the dollar, any gain to each Fund would be reduced by the premium paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value against the dollar of a currency in which a Fund anticipates purchasing securities.

Each Fund may buy or sell put and call options on foreign currencies either on exchanges or in the OTC market. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of each Fund to reduce foreign currency risk using such options. Listed options are third party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation), and have standardized strike prices and expiration dates. OTC options are two party contracts with negotiated strike prices and expiration dates.

Additional Risks of Futures Contracts, Options on Futures Contracts, Options on Securities and Forward Currency Exchange Contracts and Options thereon. Options on securities, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. Some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume. In addition, unless each Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that the Funds might realize in trading could be eliminated by adverse changes in the exchange rate, or the Funds could incur losses as a result of those changes.

The value of some derivative instruments in which the Funds may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of each Fund to successfully utilize these instruments may depend in part upon the ability of the Subadvisor to forecast interest rates and other economic factors correctly. If the Subadvisor incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Funds could be exposed to risk of loss. In addition, the Funds’ use of such instruments may cause the Funds to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) than if the Funds had not used such instruments.

A Fund may be required to accrue and distribute imputed income from certain derivative investments on a current basis, even though the Fund does not receive the income currently. A Fund may have to sell other investments to obtain cash needed to make income distributions, which may reduce a Fund’s assets, increase its expense ratio and decrease its rate of return. For federal income tax information regarding derivative investments see “Certain Federal Income Tax Matters” below.

Swap Agreements. Each Fund may engage in swap transactions, including, but not limited to swap agreements on interest rates, security indices, specific securities and currency exchange rates.

Each Fund may enter into index swap agreements for purposes of attempting to gain exposure to the securities making up an index in a market without actually purchasing those securities. Swap agreements are

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two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, or in a “basket” of securities representing a particular index.

Most swap agreements entered into by the Funds calculate the obligations of the parties to the agreement on a “net basis.” Consequently, each Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Each Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund from the counterparty) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating or assets determined to be liquid by the Subadvisor in accordance with procedures established by the Board of Trustees, to avoid any potential leveraging of a Fund’s portfolio. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities. Each Fund will not enter into a swap agreement with any single party that is engaged in a securities related business if the net amount owed or to be received under existing contracts with that party, along with investments in other securities issued by such counterparty, would exceed 5% of the Fund’s assets.

Whether each Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the Subadvisor’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid and each Fund’s obligations under such agreements, together with other illiquid assets and securities, will not exceed 15% of a Fund’s net assets. Moreover, each Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Each Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. Certain restrictions imposed on the Funds by the Internal Revenue Code of 1986, as amended (the “Code”) may limit each Fund’s ability to use swap agreements. The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect each Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Each Fund may enter into interest rate and currency swap transactions and purchase or sell interest rate and currency caps and floors. Each Fund will usually enter into interest rate swaps on a net basis (i.e. the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund’s obligations over its entitlement with respect to each interest rate or currency swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund’s custodian. If each Fund enters into an interest rate or currency swap on other than a net basis it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. A Fund will not enter into any interest rate or currency swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated at least “high quality” by at least one NRSRO at the time of entering into such transaction.

The extent of a Fund’s engagement in swap transactions may be limited by tax considerations.

Commodity-Linked Derivatives. (Managers AMG FQ Global Essentials Fund only) Investment in commodity-linked derivatives may subject the Fund to additional risks, and in particular may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory

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developments. In order to qualify for the special tax treatment available to regulated investment companies under the Code, the Fund must, among other requirements, derive at least 90% of its gross income each taxable year from certain specified types of investments. Certain commodity-linked derivatives do not give rise to qualifying income for this purpose, and the qualification of income earned with respect to certain other commodity-linked derivatives is currently uncertain. If the Fund’s income from non-qualifying sources such as commodity-linked derivatives were to exceed the 10% threshold, the Fund could fail to qualify for the special tax treatment available to regulated investment companies under the Code. If the Fund were unable to or otherwise did not cure such failure, it would be subject to tax at regular corporate rates. For more information regarding qualification as a regulated investment company under the Code, see “Certain Federal Income Tax Matters” below.

Segregated Accounts or Cover. Each Fund will comply with SEC guidelines regarding covering certain financial transactions, including options, futures contracts, options on futures, forward contracts, swaps and other derivative transactions, and will, if the guidelines require, segregate or earmark on its books cash or other liquid assets in the prescribed amount as determined daily. In addition to the methods of segregating assets or otherwise “covering” such transactions described in this SAI, each Fund may cover the transactions using other methods currently or in the future permitted under the 1940 Act, the rules and regulations thereunder or orders issued by the SEC thereunder. For these purposes, interpretations and guidance provided by the SEC staff may be taken into account when deemed appropriate by each Fund.

Assets used as cover cannot be sold while the position in the corresponding instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of each Fund’s assets to cover in accounts could impede portfolio management or each Fund’s ability to meet redemption requests or other current obligations.

Note about Potential Government Regulation of Derivatives. It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent a Fund from using such instruments as a part of its investment strategy, and could ultimately prevent a Fund from being able to achieve its investment objective. Limits or restrictions applicable to the counterparties with which the Funds engage in derivative transactions could also increase the cost of derivative transactions generally or prevent the Funds from using certain instruments.

(7)	Emerging Market Securities.

Each Fund may invest some of its assets in the securities of emerging market countries. Investments in securities in emerging market countries may be considered to be speculative and may have additional risks from those associated with investing in the securities of U.S. issuers. There may be limited information available to investors which is publicly available, and generally emerging market issuers are not subject to uniform accounting, auditing and financial standards and requirements like those required by U.S. issuers.

Investors should be aware that the value of a Fund’s investments in emerging markets securities may be adversely affected by changes in the political, economic or social conditions, expropriation, nationalization, limitation on the removal of funds or assets, controls, tax regulations and other foreign restrictions in emerging market countries. These risks may be more severe than those experienced in foreign countries. Emerging market securities trade with less frequency and volume than domestic securities and, therefore, may have greater price volatility and lack liquidity. Furthermore, there is often no legal structure governing private or foreign investment or private property in some emerging market countries. This may adversely affect a Fund’s operations and the ability to obtain a judgment against an issuer in an emerging market country.

(8)	Equity Securities.

The Funds may invest in equity securities. These securities may include securities listed on any domestic or foreign securities exchange and securities traded in the OTC market. More information on the various types of equity investments in which the Funds may invest appears below.

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Common Stock. Common stocks are securities that represent a unit of ownership in a corporation. A Fund’s transactions in common stock represent “long” transactions where the Fund owns the securities being sold, or will own the securities being purchased. Prices of common stocks will rise and fall due to a variety of factors, which include changing economic, political or market conditions that affect particular industries or companies.

Preferred Stock. Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer’s assets but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors, and shareholders may suffer a loss of value if dividends are not paid. Preferred shareholders generally have no legal recourse against the issuer if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities. Under ordinary circumstances, preferred stock does not carry voting rights. Prices of preferred stocks may rise and fall due to a variety of factors, which include changing economic, political or market conditions that affect particular industries or companies.

Initial Public Offerings (“IPOs”). The Funds may purchase securities in IPOs. These securities are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. The prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time, a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of funds to which IPO securities are allocated increases, the number of securities issued to any one fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

(9)	Exchange-Traded Notes (“ETNs”).

ETNs are senior, unsecured, unsubordinated debt securities issued by a financial institution, listed on an exchange and traded in the secondary market. They are designed to provide investors with a way to access the returns of specific benchmark indices. ETNs are not equities or index funds, but they do share several characteristics with such investments. For example, like equities, they trade on an exchange and can be shorted. Like an index fund they are linked to the return of a benchmark index. Unlike regular bonds, there are no periodic interest payments, and principal is not protected. An investor could lose some of or the entire amount invested. The price in the secondary market is determined by supply and demand, the current performance of the index, and the credit rating of the ETN issuer. At maturity, the issuer pays a return linked to the performance of the market index, such as a commodity index, to which the ETN is linked, minus the issuer’s fee. ETNs are subject to the risk of a breakdown in the futures markets they use.

The Managers AMG FQ Global Essentials Fund intends to invest in one or more ETNs linked to commodity indices as a means to obtain commodity exposure. See “Commodities Exposure” above. ETNs held by the Fund are typically linked to the performance of a commodities index that reflects the potential return on leveraged and unleveraged investments in futures contracts of physical commodities, plus interest that could be earned on cash collateral, and minus the issuer’s fee.

Each Fund invests in a manner that is consistent with its current understanding of the 90% gross income requirement for qualification as a regulated investment company, described at “Certain Federal Income Tax Matters” below. There is some uncertainty under current law whether income and gain derived from commodity-linked ETNs constitute qualifying income to a Fund for purposes of this 90% gross income requirement.

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The Fund’s investments in ETNs include leveraged ETNs. Leveraged ETNs are subject to the same risk as instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. The market value of ETNs may differ from their net asset value per share. This difference in price may be due to the fact that the supply and demand in the market for ETNs at any point in time is not always identical to the supply and demand in the market for the underlying investments that the ETN holds. There may be times when an ETN trades at a premium or discount to its net asset value.

(10)	Foreign Investments.

Each Fund may make foreign investments, subject to any restrictions set forth in the Fund’s Prospectus and this SAI. Investment in securities of foreign entities and securities denominated in foreign currencies involves risks typically not present to the same degree in domestic investments. Such risks include potential future adverse political and economic developments, possible imposition of withholding taxes on interest or other income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, there may be less publicly available information about foreign issuers or securities than about U.S. issuers or securities, and foreign issuers are often subject to accounting, auditing and financial reporting standards and requirements and engage in business practices different from those of domestic issuers of similar securities or obligations. With respect to unsponsored American Depository Receipts (“ADRs”), these programs cover securities of companies that are not required to meet either the reporting or accounting standards of the United States. Foreign issuers also are usually not subject to the same degree of regulation as domestic issuers, and many foreign financial markets, while generally growing in volume, continue to experience substantially less volume than domestic markets, and securities of many foreign companies are less liquid and their prices are more volatile than the securities of comparable U.S. companies. In addition, brokerage commissions, custodial services and other costs related to investment in foreign markets (particularly emerging markets) generally are more expensive than in the United States. Such foreign markets also may have longer settlement periods than markets in the United States as well as different settlement and clearance procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a Fund due to subsequent declines in value of a portfolio security or, if the Fund had entered into a contract to sell the security, could result in possible liability to the purchaser. Settlement procedures in certain emerging markets also carry with them a heightened risk of loss due to the failure of the broker or other service provider to deliver cash or securities.

The risks of foreign investing are of greater concern in the case of investments in emerging markets which may exhibit greater price volatility and risk of principal, have less liquidity and have settlement arrangements which are less efficient than in developed markets. Furthermore, the economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. These emerging market economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. See “Emerging Market Securities” above.

The value of each Fund’s portfolio investments computed in U.S. dollars will vary with increases and decreases in the exchange rate between the currencies in which a Fund has invested and the U.S. dollar. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of a Fund’s holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund’s net asset value and net investment income and capital gains, if any, to be distributed in U.S. dollars to shareholders by the Fund.

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The rate of exchange between the U.S. dollar and other currencies is influenced by many factors, including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the price of oil, the pace of activity in the industrial countries, including the United States, and other economic and financial conditions affecting the world economy.

Each Fund will not invest in a foreign currency or in securities denominated in a foreign currency if such currency is not at the time of investment considered by the Fund’s Subadvisor to be fully exchangeable into U.S. dollars without legal restriction. Each Fund may purchase securities that are issued by the government, a corporation, or a financial institution of one nation but denominated in the currency of another nation. To the extent that each Fund invests in ADRs, the depositary bank generally pays cash dividends in U.S. dollars regardless of the currency in which such dividends originally are paid by the issuer of the underlying security.

Several of the countries in which each Fund may invest restrict, to varying degrees, foreign investments in their securities markets. Governmental and private restrictions take a variety of forms, including (i) limitation on the amount of funds that may be invested into or repatriated from the country (including limitations on repatriation of investment income and capital gains), (ii) prohibitions or substantial restrictions on foreign investment in certain industries or market sectors, such as defense, energy and transportation, (iii) restrictions (whether contained in the charter of an individual company or mandated by the government) on the percentage of securities of a single issuer which may be owned by a foreign investor, (iv) limitations on the types of securities which a foreign investor may purchase and (v) restrictions on a foreign investor’s right to invest in companies whose securities are not publicly traded. In some circumstances, these restrictions may limit or preclude investment in certain countries. Investments in such countries may only be permitted through foreign government approved or authorized investment vehicles, which may include other investment companies. Therefore, the Funds may invest in such countries through the purchase of shares of investment companies organized under the laws of such countries. In addition, it may be less expensive and more expedient for a Fund to invest in a foreign investment company in a country which permits direct foreign investment. Please see “Investment Company Securities” below for more information on the risks of investing in other investment companies.

Each Fund’s interest and dividend income from foreign issuers may be subject to non-U.S. withholding and other foreign taxes. Each Fund also may be subject to taxes on trading profits in some countries. In addition, many countries have a transfer or stamp duties tax on certain securities transactions. The imposition of these taxes may decrease the net return on foreign investments as compared to dividends and interest paid to a Fund by domestic companies, and thus increase the cost to the Funds of investing in any country imposing such taxes. For United States federal income tax purposes, it is not expected that United States shareholders will be entitled to a credit or deduction to the extent of any foreign income taxes paid by a Fund. See “Certain Federal Income Tax Matters” below for more information.

(11)	Illiquid Securities, Private Placements and Certain Unregistered Securities.

Each Fund may invest in privately placed, restricted, Rule 144A or other unregistered securities. Rule 144A securities are securities that are eligible for resale without registration under the Securities Act of 1933, as amended (the “1933 Act”), pursuant to Rule 144A under the 1933 Act. Each Fund may not acquire illiquid holdings if, as a result, more than 15% of its net assets would be in illiquid investments. Subject to this limitation, each Fund may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the 1933 Act and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An investment is considered “illiquid” if it cannot be disposed of within seven (7) days in the normal course of business at approximately the same amount at which it was valued in a Fund’s portfolio. The price a Fund’s portfolio may pay for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of these securities will take into account any limitations on their liquidity.

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Rule 144A securities may be determined to be liquid or illiquid in accordance with the guidelines established by the Investment Manager and approved by the Trustees. The Trustees will monitor compliance with these guidelines on a periodic basis.

Investment in these securities entails the risk that there may not be a buyer for these securities at a price which a Fund believes represents the security’s value should the Fund wish to sell the securities. If a security a Fund holds must be registered under the 1933 Act before it may be sold, the Fund may be obligated to pay all or part of the registration expenses. In addition, in these circumstances, a considerable time may elapse between the time of the decision to sell and the time a Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions develop, the Fund may obtain a less favorable price than when it first decided to sell the security.

(12)	Inflation-Linked Bonds.

To the extent they may invest in fixed-income securities, the Funds may invest in inflation-linked bonds, which are issued by the United States government and foreign governments with a nominal return indexed to the inflation rate in prices. Governments that issue inflation-indexed bonds may use different conventions for purposes of structuring their bonds and different inflation factors, with the same underlying principal of linking real returns and inflation.

For purposes of explanation, a United States TIPS bond will be used as an example of how inflation-linked bonds work. Inflation-linked bonds, like nominal bonds, pay coupons on a principal amount. For U.S. TIPS, and most inflation-linked bonds, the value of the principal is adjusted for inflation. In the United States the index used to measure inflation is the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers (“CPI-U”). Interest payments are paid every six months, and are equal to a fixed percentage of the inflation-adjusted value of the principal. The final payment of principal of the security will not be less than the original par amount of the security at issuance.

The principal of the inflation-linked security is indexed to the non-seasonally adjusted CPI-U. To calculate the inflation-adjusted principal value for a particular valuation date, the value of the principal at issuance is multiplied by the index ratio applicable to that valuation date. The index ratio for any date is the ratio of the reference CPI applicable to such date, to the reference CPI applicable to the original issue date. Semi-annual coupon interest is determined by multiplying the inflation-adjusted principal amount by one-half of the stated rate of interest on each interest payment date.

Inflation-adjusted principal or the original par amount, whichever is larger, is paid on the maturity date as specified in the applicable offering announcement. If at maturity the inflation-adjusted principal is less than the original principal value of the security, an additional amount is paid at maturity so that the additional amount plus the inflation-adjusted principal equals the original principal amount. Some inflation-linked securities may be stripped into principal and interest components. In the case of a stripped security, the holder of the stripped principal component would receive this additional amount. The final interest payment, however, will be based on the final inflation-adjusted principal value, not the original par amount.

If a Fund invests in U.S. Treasury inflation-linked securities, it will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year. If a Fund purchases such inflation-linked securities that are issued in stripped form, either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having “original issue discount.” A Fund holding an obligation with original issue discount is required to accrue as ordinary income a portion of such original issue discount even though it receives no corresponding interest payment in cash. A Fund may have to sell other investments to obtain cash needed to make income distributions, which may reduce a Fund’s assets, increase its expense ratio and decrease its rate of return.

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(13)	Interfund Lending.

To satisfy redemption requests or to cover unanticipated cash shortfalls (due to “sales fails” or other factors), the Funds have entered into a master interfund lending agreement (“Interfund Lending Agreement”) under which a Fund would lend money and borrow money for temporary purposes directly to and from another fund in the Managers Fund Complex through a credit facility (each an “Interfund Loan”), subject to meeting the conditions of an SEC exemptive order granted to the Fund permitting such interfund lending. No Fund may borrow more than the lesser of the amount permitted by Section 18 of the 1940 Act or the amount permitted by its fundamental investment restrictions. All Interfund Loans will consist only of uninvested cash reserves that the Fund otherwise would invest in short-term repurchase agreements or other short-term instruments either directly or through a money market fund.

If a Fund has outstanding borrowings, any Interfund Loans to the Fund (a) will be at an interest rate equal to or lower than any outstanding bank loan, (b) will be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) will have a maturity no longer than any outstanding bank loan (and in any event not over seven days) and (d) will provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Fund, the event of default will automatically (without need for action or notice by the lending fund) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending fund to call the Interfund Loan (and exercise all rights with respect to any collateral) and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing fund.

A Fund may make an unsecured borrowing through the credit facility if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if the Fund has a secured loan outstanding from any other lender, including but not limited to another fund in the Managers Fund Complex, the Fund’s Interfund Loan will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a Fund’s total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, the Fund may borrow through the credit facility only on a secured basis. A Fund may not borrow through the credit facility nor from any other source if its total outstanding borrowings immediately after the interfund borrowing would exceed the limits imposed by Section 18 of the 1940 Act or the Fund’s fundamental investment restrictions.

No Fund may lend to another fund in the Managers Fund Complex through the interfund lending credit facility if the Interfund Loan would cause its aggregate outstanding loans through the credit facility to exceed 15% of the lending fund’s current net assets at the time of the Interfund Loan. A Fund’s Interfund Loans to any one fund shall not exceed 5% of the lending fund’s net assets. The duration of Interfund Loans is limited to the time required to receive payment for securities sold, but in no event may the duration exceed seven days. Interfund Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund.

The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a Fund borrows money from another fund, there is a risk that the Interfund Loan could be called on one day’s notice or not renewed, in which case the Fund may have to borrow from a bank at higher rates if an Interfund Loan were not available from another fund. A delay in repayment to a lending fund could result in a lost opportunity or additional lending costs. For more information regarding original issue discount, see “Certain Federal Income Tax Matters” below.

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(14)	Investment Company Securities.

Each Fund may invest some portion of its assets in shares of other investment companies, including ETFs and money market funds, to the extent that they may facilitate achieving the investment objective of the Fund or to the extent that they afford the principal or most practical means of access to a particular market or markets or they represent attractive investments in their own right. A Fund’s purchase of shares of investment companies may result in the payment by a shareholder of duplicative management fees. The Advisor and Subadvisor for each Fund will consider such fees in determining whether to invest in other investment companies. The Funds will invest only in investment companies, or classes thereof, that do not charge a sales load; however, the Funds may invest in such companies with distribution plans and fees, and may pay customary brokerage commissions to buy and sell shares of closed-end investment companies and ETFs.

The return on a Fund’s investments in investment companies will be reduced by the operating expenses, including investment advisory and administrative fees, of such companies. A Fund’s investment in a closed-end investment company may require the payment of a premium above the net asset value of the investment company’s shares, and the market price of the investment company thereafter may decline without any change in the value of the investment company’s assets. A Fund, however, will not invest in any investment company or trust unless it is believed that the potential benefits of such investment are sufficient to warrant the payment of any such premium.

The provisions of the 1940 Act may impose certain limitations on a Fund’s investments in other investment companies. In particular, each Fund’s investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company, and (iii) 10% of the Fund’s total assets with respect to investment companies in the aggregate (the “Limitation”). A Fund may be able to rely on an exemption from the Limitation if (i) the investment company in which the Fund would like to invest has received an order for exemptive relief from the Limitation from the SEC that is applicable to the Fund; and (ii) the investment company and the Fund take appropriate steps to comply with any terms and conditions in such order. In addition, pursuant to rules adopted by the SEC, a Fund may invest (1) in shares issued by money market funds, including certain unregistered money market funds, and (2) in shares issued by affiliated funds in excess of the Limitation.

As an exception to the above, each Fund has the authority to invest all of its assets in the securities of a single open-end investment company with substantially the same fundamental investment objectives, restrictions, and policies as that of the Fund. A Fund will notify its shareholders prior to initiating such an arrangement.

The Managers AMG FQ Global Essentials Fund intends to invest in ETFs beyond the Limitation pursuant to agreements with ETFs, provided that the Fund complies with the terms and conditions of the agreement with each ETF and the ETF’s exemptive order with the SEC.

ETFs that are linked to a specific index may not be able to replicate and maintain exactly the composition and relative weighting of investments underlying the applicable index and will incur certain expenses not incurred by their applicable index. Certain investments comprising the index tracked by an ETF may, at times, be temporarily unavailable, which may impede an ETF’s ability to track its index.

The market value of ETF shares may differ from their net asset value per share. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying investments that the ETF holds. There may be times when an ETF share trades at a premium or discount to its net asset value.

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(15)	Obligations of Domestic and Foreign Banks.

Each Fund may purchase obligations of domestic and foreign banks and foreign branches of domestic banks. Banks are subject to extensive governmental regulations. These regulations place limitations on the amounts and types of loans and other financial commitments which may be made by the bank and the interest rates and fees which may be charged on these loans and commitments. The profitability of the banking industry depends on the availability and costs of capital funds for the purpose of financing loans under prevailing money market conditions. General economic conditions also play a key role in the operations of the banking industry. Exposure to credit losses arising from potential financial difficulties of borrowers may affect the ability of the bank to meet its obligations under a letter of credit.

(16)	Real Estate Investment Trusts (“REITs”).

The Funds, in particular, the Managers AMG FQ Global Essentials Fund, may invest in REITs, which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interest.

REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided that they comply with certain requirements under the Code. A Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Fund.

Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risk of financing projects. During periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, and such prepayment may diminish the yield on securities issued by such mortgage REITs. REITs are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for the special tax treatment accorded REITs under the Code and failing to maintain their exemption from the 1940 Act. REITs, and mortgage REITs in particular, are also subject to interest rate risk. For federal income tax information regarding REIT investments, see “Certain Federal Income Tax Matters” below.

(17)	Reverse Repurchase Agreements.

In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a price and on a date mutually agreed upon by the parties. The price reflects interest at a rate in effect for the term of the agreement. For the purposes of the 1940 Act, a reverse repurchase agreement is treated as a borrowing and, therefore, a form of leverage which may magnify any gains or losses for a Fund.

Each Fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, each Fund will enter into reverse repurchase agreements only when the interest income to be earned from the investment of the proceeds is more than the interest expense of the transaction. Each Fund will not invest the proceeds of a reverse repurchase agreement for a period that is longer than the term of the reverse repurchase agreement itself. Each Fund will earmark or establish and maintain a segregated account with the custodian consisting of liquid assets in an amount equal to the amount of its obligation under the reverse repurchase agreement.

(18)	Rights and Warrants.

Rights are short-term obligations issued in conjunction with new stock issues. Warrants give the holder the right to buy an issuer’s securities at a stated price for a stated time. The holder of a right or

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warrant has the right to purchase a given number of shares of a security of a particular issuer at a specified price until expiration of the right or warrant. Such investments provide greater potential for profit than a direct purchase of the same amount of the securities. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and warrants are considered speculative investments. They pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, a Fund would lose its entire investment in such warrant.

(19)	Securities Lending.

The Funds may lend their portfolio securities in order to realize additional income. This lending is subject to each Fund’s investment policies and restrictions. The Funds may lend their investment securities so long as (i) the loan is secured by collateral having a market value at all times not less than 102% (105% in the case of certain foreign securities) of the value of the securities loaned, (ii) such collateral is marked to market on a daily basis, (iii) the loan is subject to termination by the Funds at any time, and (iv) the Funds receive reasonable interest on the loan. When cash is received as collateral, the Funds will invest the cash received in short-term instruments to earn additional income. The Funds will bear the risk of any loss on any such investment. The Funds may pay reasonable finders, administrative and custodial fees to persons that are unaffiliated with the Funds for services in connection with loans of portfolio securities. In addition, voting rights may pass with the loaned portfolio securities, but if a material event occurs affecting an investment on loan, the loan will be recalled and the securities voted by the Funds.

(20)	Short Sales.

Each Fund, except for Managers AMG FQ Global Essentials Fund, may engage in short selling. A Fund may engage in “short sales against the box,” which involves selling short a security in which the Fund currently holds a position or that the Fund has a right to acquire, while at the same time maintaining its current position in that security or retaining the right to acquire the security. In order to engage in a short sale against the box, each Fund arranges with a broker to borrow the security being sold short. Each Fund must deposit with the broker collateral, consisting of cash, or marketable securities, to secure the Fund’s obligation to replace the security and segregate liquid assets, so that the total of the amounts deposited with the broker and segregated is equal to the current value of the securities sold short. In addition, each Fund must pay the broker any dividends or interest paid on the borrowed security during the time the short position is open. In order to close out its short position, each Fund will replace the security by purchasing the security at the price prevailing at the time of replacement. If the price of the security sold short has increased since the time of the short sale, each Fund will incur a loss in addition to the costs associated with establishing, maintaining and closing out the short position. A Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price the security sold short could attain. If the price of the security sold short has decreased since the time of the short sale, each Fund will experience a gain to the extent the difference in price is greater than the costs associated with establishing, maintaining and closing out the short position.

The SEC and other (including non-U.S.) regulatory authorities have imposed, and may in the future impose, restrictions on short selling, either on a temporary or permanent basis, which may include placing limitations on specific companies and/or industries with respect to which a Fund may enter into short positions. Any such restrictions may hinder a Fund in, or prevent it from, fully implementing its investment strategies, and may negatively affect performance.

(21)	U.S. Government Securities.

Each Fund may invest in U.S. Government securities, which are securities issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States. Some U.S. Government securities, such as Treasury bills, notes and bonds and Government National Mortgage Association (“GNMA”) certificates, are supported by the full faith and credit of the United States; those of the Federal Home Loan Mortgage Corporation (“FHLMC”) are supported by the right of the

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issuer to borrow from the Treasury; those of the Federal National Mortgage Association (“FNMA”) are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and those of the Student Loan Marketing Association are supported only by the credit of the instrumentality. The U.S. Government is not obligated by law to provide future financial support to the U.S. Government agencies or instrumentalities named above.

(22)	When-Issued Securities.

Each Fund may purchase securities on a when-issued basis. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of these securities is subject to market fluctuation. For fixed-income securities, no interest accrues until a settlement takes place. At the time each Fund makes a commitment to purchase securities on a when-issued basis, it will record the transaction, reflect the daily value of the securities when determining its net asset value, and if applicable, calculate the maturity for the purposes of determining the average maturity from the date of the transaction. At the time of settlement, a when-issued security may be valued below the amount of its purchase price. To facilitate these transactions, each Fund will earmark or maintain a segregated account with the custodian containing liquid assets in an amount which is at least equal to the commitments. On the delivery dates of the transactions, each Fund will meet its obligations from assets held in the segregated account and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could incur a loss or a gain due to market fluctuation. Furthermore, each Fund may be at a disadvantage if the other party to the transaction defaults. When-issued transactions may allow the Funds to hedge against unanticipated changes in interest rates.

(23)	Zero Coupon Securities.

The Managers AMG FQ Global Essentials Fund may invest in “zero coupon” securities. Zero coupon securities are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. Zero coupon securities tend to be more volatile than other securities with similar stated maturities, but which make regular payments of either principal or interest.

A Fund is required to accrue and distribute imputed income from zero coupon securities on a current basis, even though it does not receive the income currently. A Fund may have to sell other investments to obtain cash needed to make income distributions, which may reduce a Fund’s assets, increase its expense ratio and decrease its rate of return.

Diversification Requirements for the Funds

Each Fund, except Managers AMG FQ Global Alternatives Fund, intends to meet the diversification requirements of the 1940 Act as currently in effect. Because a non-diversified fund can invest a greater percentage of its assets in a small number of issuers or a single issuer, investments not subject to the diversification requirements could involve an increased risk to an investor should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

Fundamental Investment Restrictions of the Funds

The following investment restrictions have been adopted by the Trust with respect to the Managers AMG FQ Global Essentials Fund, the Managers AMG FQ U.S. Equity Fund, the Managers AMG FQ Tax-Managed U.S. Equity Fund and the Managers AMG FQ Global Alternatives Fund. Except as otherwise stated, these investment restrictions are “fundamental” policies. A “fundamental” policy is defined in the 1940 Act to mean that the restriction cannot be changed without the vote of a “majority of the outstanding voting securities” of the Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

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Any restriction on investments or use of assets, including, but not limited to, percentage and rating restrictions, set forth in this SAI or a Fund’s Prospectus shall be measured only at the time of investment, and any subsequent change, whether in the value, percentage held, rating or otherwise, will not constitute a violation of the restriction, other than with respect to investment restriction (2) below related to borrowings by the Funds.

Each of Managers AMG FQ Global Essentials Fund, Managers AMG FQ U.S. Equity Fund, Managers AMG FQ Tax-Managed U.S. Equity Fund and Managers AMG FQ Global Alternatives Fund may not:

(1) Issue senior securities.

(2) Borrow money, except (i) in amounts not to exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed) taken at market value from banks or through reverse repurchase agreements or forward roll transactions, (ii) up to an additional 5% of its total assets for temporary purposes, (iii) in connection with short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law.

(3) Purchase or sell real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

(4) Make loans, except that the Fund may (i) lend portfolio securities in accordance with the Fund’s investment policies up to 33 1/3% of the Fund’s total assets taken at market value, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) lend portfolio securities and participate in an interfund lending program with other series of the Trust provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund’s total assets.

For purposes of investment restriction (1) above, issuing senior securities shall not be considered to include (without limitation): borrowing money, making loans, the issuance of shares of beneficial interest in multiple classes or series, the deferral of Trustees’ fees, the purchase or sale of derivative instruments, such as options, futures contracts, options on futures contracts, forward commitments and swaps, and entering into repurchase agreements, reverse repurchase agreements, roll transactions and short sales, in accordance with the Fund’s investment policies and applicable law.

For purposes of investment restriction (2) above, borrowing shall not be considered to include (without limitation): investments in derivative instruments, such as options, futures contracts, options on futures contracts, forward commitments and swaps, short sales and roll transactions made in accordance with the Fund’s investment policies.

For purposes of fundamental investment restriction (4) above, the Funds will lend portfolio securities to other series of trusts managed by the Investment Manager pursuant to an interfund lending program provided that the Funds comply with the conditions of an SEC exemptive order granted to the Funds permitting such interfund lending.

In addition, each of Managers AMG FQ Global Essentials Fund and Managers AMG FQ U.S. Equity Fund may not:

(1) Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under the 1933 Act.

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(2) Purchase or sell commodities, except the Fund may purchase and sell futures contracts (including futures contracts on commodities) and options thereon.

(3) With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

(4) Invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or its agencies or instrumentalities)

For purposes of investment restriction (2) above, commodities shall not be considered to include options on securities, securities indices and currency, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Funds’ investment policies.

For purposes of investment restriction (2) above, at the time of the establishment of the restriction, swap contracts on financial instruments or rates were not within the understanding of the term “commodities,” and notwithstanding any federal legislation or regulatory action by the CFTC that subject such swaps to regulation by the CFTC, the Funds will not consider such instruments to be commodities for purposes of this restriction.

Unless otherwise provided, for purposes of investment restriction (4) above, the term “industry” shall be defined by reference to the Global Industry Classification Standard put forth by S&P and Morgan Stanley Capital International.

In addition, Managers AMG FQ Tax-Managed U.S. Equity Fund may not purchase any security, other than mortgage-backed securities, obligations of the U.S. Government, its agencies or instrumentalities, collateralized mortgage obligations, and shares of other investment companies as permitted pursuant to exemptive relief granted by the SEC, if as a result the Fund would have invested more than 5% of its respective total assets in securities of issuers (including predecessors) having a record of less than three years of continuous operation.

In addition, each of Managers AMG FQ Tax-Managed U.S. Equity Fund and Managers AMG FQ Global Alternatives Fund may not:

(1) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

(2) Purchase or sell commodities or commodity contracts, except the Fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund’s investment policies.

(3) Invest in companies for the purpose of exercising control or management.

(4) Purchase securities of other investment companies, except to the extent permitted by the 1940 Act.

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(5) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Fund of initial or variation margin in connection with options or futures contracts is not considered the purchase of a security on margin.

(6) Make short sales of securities or maintain a short position if, where added together, more than 25% of the value of the Fund’s net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales, and (ii) allocated to segregated accounts in connection with short sales. Short sales “against the box” are not subject to this limitation.

(7) Purchase any security (other than obligations of the U.S. Government, its agencies and instrumentalities and shares of other investment companies as permitted pursuant to exemptive relief granted by the SEC) if as a result 25% or more of the Fund’s total assets (determined at the time of investment) would be invested in one or more issuers having their principal business activities in the same industry.

For purposes of investment restriction (2) above, at the time of the establishment of the restriction, swap contracts on financial instruments or rates were not within the understanding of the terms “commodities” or “commodity contracts,” and notwithstanding any federal legislation or regulatory action by the CFTC that subject such swaps to regulation by the CFTC, the Funds will not consider such instruments to be commodities or commodity contracts for purposes of this restriction.

Unless otherwise provided, for purposes of investment restriction (7) above, the term “industry” shall be defined by reference to the Global Industry Classification Standard put forth by S&P and Morgan Stanley Capital International.

Non-Fundamental Investment Restrictions of the Managers AMG FQ Global Essentials Fund and the Managers AMG FQ U.S. Equity Fund

The following restrictions are designated as non-fundamental with respect to the Managers AMG FQ Global Essentials Fund and the Managers AMG FQ U.S. Equity Fund and may be changed by the Trust’s Board of Trustees without shareholder approval.

Each of Managers AMG FQ Global Essentials Fund and Managers AMG FQ U.S. Equity Fund may not (except as noted):

(1) Purchase securities on margin, provided that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities, except that the Fund may make margin deposits in connection with futures contracts.

In addition, Managers AMG FQ U.S. Equity Fund may not (except as noted):

(1) Make short sales of securities or maintain a short position, except that a Fund may sell short “against the box.”

Portfolio Turnover

Generally, each Fund purchases securities for investment purposes and not for short-term trading profits. However, a Fund may sell securities without regard to the length of time that the security is held in the portfolio if such sale is consistent with the Fund’s investment objective. A higher degree of portfolio activity may increase brokerage costs to the Fund and may increase shareholders’ tax liability.

The portfolio turnover rates for each Fund for the fiscal years ended October 31, 2010 and October 31, 2011 are as follows:

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Managers AMG FQ Global Alternatives Fund

Fiscal Year Ending	Portfolio Turnover Rate

October 31, 2010	17%
October 31, 2011	12%

Managers AMG FQ Tax-Managed U.S. Equity Fund

Fiscal Year Ending	Portfolio Turnover Rate

October 31, 2010	81%
October 31, 2011	40%

Managers AMG FQ U.S. Equity Fund

Fiscal Year Ending	Portfolio Turnover Rate

October 31, 2010	117%
October 31, 2011	138%

Managers AMG FQ Global Essentials Fund

Fiscal Year Ending	Portfolio Turnover Rate

October 31, 2010	127%
October 31, 2011	80%

Disclosure of Portfolio Holdings

The Trust has adopted policies and procedures reasonably designed to prevent selective disclosure of the Funds’ portfolio holdings to third parties, other than disclosures that are consistent with the best interests of Fund shareholders. Managers AMG FQ U.S. Equity Fund, Managers AMG FQ Global Essentials Fund and Managers AMG FQ Tax-Managed U.S. Equity Fund will disclose their portfolio holdings on a monthly basis on or about the 10th business day of the following month, and the Managers AMG FQ Global Alternatives Fund will disclose its portfolio holdings on a quarterly basis on or about the 30th day of each fiscal quarter, by posting this information on the Funds’ website. The Chief Compliance Officer of the Funds may designate an earlier or later date for public disclosure of the Funds’ portfolio holdings. Other disclosures of portfolio holdings information will only be made following a determination by the Chief Compliance Officer of the Funds that the disclosures are in the best interests of Fund shareholders and are for a legitimate business purpose (such as to service providers or broker-dealers in connection with the performance of services for the Funds), and that the recipient is subject to a duty of confidentiality and may not trade in securities on the basis of non-public information that may be included in these disclosures. The Chief Compliance Officer of the Funds will monitor the use of the information disclosed by approved recipients and report to the Board of Trustees at least annually regarding these disclosures, and will identify and address any potential conflicts between the Investment Manager’s interests and those of Fund shareholders in connection with these disclosures.

Other than as follows, the Trust does not have any arrangements with any person to make available information about the Funds’ portfolio securities, and the Trust’s policies and procedures prohibit any person or entity from receiving compensation or consideration of any kind in this regard.

The Funds may regularly provide non-public portfolio holdings information, including current portfolio holdings information, to the following third parties in the normal course of their performance of services to the Funds: the Subadvisor; the independent registered public accounting firm (PricewaterhouseCoopers LLP); the Custodian (The Bank of New York Mellon); financial printers (R.R. Donnelley, Merrill Corp.); counsel to the Funds (Ropes & Gray LLP) or counsel to the independent trustees of the Funds (Sullivan & Worcester LLP); regulatory authorities; and securities exchanges and other listing organizations. Disclosures of current portfolio holdings information will be made on a daily basis with respect to the Subadvisor and the Custodian. Disclosures of portfolio holdings information will be made to the Funds’ independent registered public accounting firm and financial printers on a semi-annual basis in connection with the preparation of public filings, and from time to time in the course of Fund operations. Disclosures of portfolio holdings information, including current portfolio holdings information, may be made to counsel to the Funds or counsel to the independent trustees in connection with periodic meetings of the Board of Trustees and

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otherwise from time to time in connection with Fund operations. In addition, the Funds provide portfolio holdings information to the following data providers, fund ranking/rating services, independent consultants and fair valuation services: Lipper, Morningstar, Interactive, FactSet, Netik, Wilshire Associates, and Institutional Shareholder Services Inc. The Funds may disclose non-public current portfolio holdings information to Interactive on a daily basis for valuation purposes, to FactSet and Netik on a daily basis for portfolio holdings analysis, to Wilshire Associates on the 7th business day of every month for consulting services, portfolio holdings and performance analysis, and to Institutional Shareholder Services Inc. on a monthly basis for proxy voting purposes. The Funds also provide current portfolio holdings information to Lipper, Morningstar and various institutional investment consultants and other related firms, but only after such information has already been disclosed to the general public.

The entities to which the Funds voluntarily disclose portfolio holdings information are required, either by explicit agreement or by virtue of their respective duties to the Funds, to maintain the confidentiality of the information disclosed. There can be no assurance that the Trust’s policies and procedures regarding selective disclosure of the Funds’ portfolio holdings will protect the Funds from potential misuse of that information by individuals or entities to which it is disclosed.

TRUSTEES AND OFFICERS

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The President, Treasurer and Secretary hold office until a successor has been duly elected and qualified or in each case until he or she sooner dies resigns, is removed or become disqualified. Other officers serve at the pleasure of the Trustees.

Independent Trustees: The Trustees in the following table are not interested persons of the Trust within the meaning of the 1940 Act (“Independent Trustees”). William E. Chapman serves as the Independent Chairman of the Board of Trustees.

NAME AND DATE OF BIRTH	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX* OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
Jack W. Aber DOB: 9/9/37	Trustee since 2000	Professor of Finance, Boston University School of Management (1972-Present)	38	Trustee of Appleton Growth Fund (1 portfolio); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios)	Significant board experience; currently professor of finance; audit committee financial expert.

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NAME AND DATE OF BIRTH	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX* OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
William E. Chapman, II DOB: 9/23/41	Trustee since 2000; Independent Chairman	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Trustee of Bowdoin College (2002-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars) (2002- Nov. 2009)	38	Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios)	Significant board experience; significant executive experience with several financial services firms; continuing service as Independent Chairman of the Board of Trustees.

Edward J. Kaier DOB: 9/23/45	Trustee since 2000	Attorney at Law and Partner, Teeters Harvey Gilboy & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007)	38	Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios)	Significant board experience; practicing attorney; continuing service as Chairman of the Trust’s Audit Committee.

Steven J. Paggioli DOB: 4/3/50	Trustee since 2000	Independent Consultant (2001-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001)	38	Trustee, Professionally Managed Portfolios (43 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel; Trustee of Aston Funds (26 portfolios)	Significant board experience; significant executive experience with several financial services firms; former service with financial service regulator; audit committee financial expert.

Eric Rakowski DOB: 6/5/58	Trustee since 2000	Professor, University of California at Berkeley School of Law (1990-Present)	38	Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios)	Significant board experience; former practicing attorney; currently professor of law.

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NAME AND DATE OF BIRTH	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX* OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
Thomas R. Schneeweis DOB: 5/10/47	Trustee since 2000	Professor of Finance, University of Massachusetts (1977-Present); Director, CISDM at the University of Massachusetts, (1996-Present); President, TRS Associates (1982-Present); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-Present); Partner, S Capital Management, LLC (2007-Present); Partner, White Bear Partners, LLC (2007-2010); Partner, Northampton Capital Management, LLC (2004-2010)	38	Trustee of Aston Funds (26 portfolios)	Significant board experience; currently professor of finance; significant executive experience with several investment partnerships.

*	The Fund Complex consists of the funds of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Interested Trustee

Ms. Carsman is an “interested person” of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG, and her former position as Chief Legal Officer of the Trust.

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NAME AND DATE OF BIRTH	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE/ OFFICER*	OTHER DIRECTORSHIPS HELD BY TRUSTEE/ OFFICER DURING PAST 5 YEARS	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP

Christine C. Carsman DOB: 4/2/52	Trustee since 2011	Deputy General Counsel, Affiliated Managers Group, Inc. (2011-Present); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-Present); Secretary and Chief Legal Officer, Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004)	38	None	Significant business, legal and risk management experience with several financial services firms; former practicing attorney at private law firm; significant experience as an officer of the Trust, including as Chief Legal Officer.

*	The Fund Complex consists of the funds of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Information About Each Trustee’s Experience, Qualifications, Attributes or Skills

Trustees of the Trust, together with information as to their positions with the Trust, principal occupations and other board memberships for the past five years, and experience, qualifications, attributes or skills for serving as Trustees are shown in the tables above. The summaries relating to the experience, qualifications, attributes and skills of the Trustees are required by the registration form adopted by the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case. The Board believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the board level, with no single Trustee, or particular factor, being indicative of board effectiveness. However, the Board believes that Trustees need to be able to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Trust management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. The Board believes that each of its members has these abilities. Experience relevant to having these abilities may be achieved through a Trustee’s educational background; business, professional training or practice (e.g., finance or law), or academic positions; experience from service as a board member (including the Board of the Trust) or as an executive of investment funds, significant private or not-for-profit entities or other organizations; and/or other life experiences. To assist them in evaluating matters under federal and state law, the Independent Trustees are counseled by their own separate, independent legal counsel, who participates in Board meetings and interacts with Managers, and also may benefit from information provided by the Trust’s and Managers’ legal

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counsel. Both Independent Trustee and Trust counsel have significant experience advising funds and fund board members. The Board and its Committees have the ability to engage other experts, including the Funds’ independent public accounting firm, as appropriate. The Board evaluates its performance on an annual basis.

Officers

NAME AND DATE OF BIRTH	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
Keitha L. Kinne DOB: 5/16/58	President and Principal Executive Officer since 2012; Chief Operating Officer since 2007	President and Principal Executive Officer, Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II (2012-Present); President, Managers Distributors, Inc. (2012-Present); Managing Partner and Chief Operating Officer, Managers Investment Group LLC (2007-Present); Chief Investment Officer, Managers Investment Group LLC (2008-Present); Chief Operating Officer, The Managers Funds, Managers Trust I, Managers Trust II, and Managers AMG Funds (2007-Present); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006)

Lewis Collins DOB: 2/22/66	Secretary since 2011; Chief Legal Officer since 2011	Secretary and Chief Legal Officer, Managers AMG Funds, The Managers Funds, Managers Trust I, and Managers Trust II (2011-Present); Senior Counsel, Affiliated Managers Group, Inc. (2002-Present); Senior Vice President, Affiliated Managers Group, Inc. (2010-Present); Vice President, Affiliated Managers Group, Inc. (2006-2010); Director, Affiliated Managers Group, Inc. (2002-2006); Attorney, Ropes & Gray LLP (1998-2002)

Donald S. Rumery DOB: 5/29/58	Principal Financial Officer since 2008; Chief Financial Officer since 2007; Treasurer since 2000	Senior Vice President, Managers Investment Group LLC (2005-Present); Chief Financial Officer, Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II (2007-Present); Principal Financial Officer, Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II (2008-Present); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-Present); Treasurer, Managers Trust I and Managers Trust II (2000-Present); Treasurer, The Managers Funds (1995-Present); Treasurer, Managers AMG Funds (1999-Present)

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John J. Ferencz DOB: 3/09/62	Chief Compliance Officer since 2010	Chief Compliance Officer, Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II (2010-Present); Vice President, Legal and Compliance, Managers Investment Group LLC (2010-Present); Senior Compliance Analyst, Mutual Funds and Regulatory, GE Asset Management Incorporated (2005-2010).

Michael Ponder DOB: 9/12/73	Assistant Secretary since 2011

Assistant Secretary, Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II (2011-Present); Senior Vice President and Counsel,

Managers Investment Group LLC (2011-Present); Attorney, DeNovo Legal (2009-2010); Vice President, Credit Suisse (2007-2009); Associate, Willkie Farr & Gallagher LLP (2006-2007)

Trustee Share Ownership

Name of Trustee	Dollar Range of Equity Securities in the Funds Beneficially Owned as of December 31, 2011	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the Family of Investment Companies* Beneficially Owned as of December 31, 2011
Independent Trustees:

Jack W. Aber	$1 - $10,000	Over $100,000

William E. Chapman II	$50,001 - $100,00	Over $100,000

Edward J. Kaier	$10,001 - $50,000	Over $100,000

Steven J. Paggioli	$1 - $10,000	Over $100,000

Eric Rakowski	None	$50,001-$100,000

Thomas R. Schneeweis	None	$50,001-$100,000

Interested Trustee:

Christine C. Carsman	None	Over $100,000

*	The Family of Investment Companies consists of the funds of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Board Leadership Structure and Risk Oversight

The following provides an overview of the leadership structure of the Board of Trustees of Managers Trust I (the “Board”) and the Board’s oversight of the Funds’ risk management process. The

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Board consists of seven Trustees, six of whom are not “interested persons” (as defined in the 1940 Act) of the Funds (the “Independent Trustees”). An Independent Trustee serves as Chairman of the Board of Trustees. In addition, the Board also has two standing committees, the Audit Committee and Governance Committee (the “Committees”) (discussed below) comprised exclusively of Independent Trustees, to which the Board has delegated certain authority and oversight responsibilities.

The Board’s role in management of the Trust is oversight, including oversight of the Funds’ risk management process. The Board meets regularly on at least a quarterly basis and at these meetings the officers of the Funds and the Funds’ Chief Compliance Officer report to the Board on a variety of matters. A portion of each regular meeting is devoted to an executive session of the Independent Trustees, the Independent Trustees’ separate, independent legal counsel, and the Funds’ Chief Compliance Officer, at which no members of management are present. In executive session, the Independent Trustees consider a variety of matters that are required by law to be considered by the Independent Trustees, as well as matters that are scheduled to come before the full Board, including fund governance, compliance, and leadership issues. When considering these matters, the Independent Trustees are advised by their separate, independent legal counsel. The Board reviews its leadership structure periodically and believes that its structure is appropriate to enable the Board to exercise its oversight of the Funds.

Managers Trust I has retained Managers as the Funds’ investment adviser and administrator. Managers provides the Funds with investment advisory services, and is responsible for day-to-day management and administration of the Funds, and management of the risks that arise from the Funds’ investments and operations. Employees of Managers serve as several of the Funds’ officers, including the Funds’ President. The Board provides oversight of the services provided by Managers and the Funds’ officers, including their risk management activities. On an annual basis, the Fund’s Chief Compliance Officer conducts a compliance review and risk assessment and prepares a written report relating to the review and assessment that is provided to the Board for review and discussion. The risk assessment includes a broad-based review of the risks inherent to the Funds, the controls designed to address those risks, and selective testing of those controls to determine whether they are operating effectively and are reasonably designed. In addition, each Committee of the Board provides oversight of Managers’ risk management activities with respect to the particular activities within the Committee’s purview. In the course of providing oversight, the Board and the Committees receive a wide range of reports on the Funds’ activities, including regarding each Fund’s investment portfolio, the compliance of the Funds with applicable laws, and the Funds’ financial accounting and reporting. The Board and the relevant Committees meet periodically with the Funds’ Chief Legal Officer to receive reports on Managers’ risk management activities. The Board also meets periodically with the Funds’ Chief Compliance Officer to receive reports regarding the compliance of the Funds with federal and state securities laws and the Funds’ internal compliance policies and procedures. In addition, the Board meets periodically with the portfolio managers of the Funds’ subadvisers and Managers’ investment research team to receive reports regarding the management of the Funds, including their investment risks. The Board also meets periodically with the Funds’ Chief Financial Officer, Chief Operating Officer, and other senior personnel of Managers to hear generally about Managers’ business operations.

Board Committees

As described below, the Board of Trustees has two standing Committees, each of which is chaired by an Independent Trustee. The Board has not established a formal risk oversight committee. However, much of the regular work of the Board and its standing Committees addresses aspects of risk oversight.

Audit Committee

The Board of Trustees has an Audit Committee consisting of all of the Independent Trustees. Edward J. Kaier serves as the chairman of the Audit Committee. Under the terms of its charter, the Audit Committee (a) acts for the Trustees in overseeing the Trust’s financial reporting and auditing processes; (b) receives and reviews communications from the independent registered public accounting firm relating to its review of the Funds’ financial statements; (c) reviews and assesses the performance, approves the

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compensation, and approves or ratifies the appointment, retention or termination of the Trust’s independent registered public accounting firm; (d) meets periodically with the independent registered public accounting firm to review the annual audits of the series of the Trust, including the audit of the Funds, and pre-approve the audit services provided by the independent registered public accounting firm; (e) considers and acts upon proposals for the independent registered public accounting firm to provide non-audit services to the Trust or the Investment Manager or its affiliates to the extent that such approval is required by applicable laws or regulations; (f) considers and reviews with the independent registered public accounting firm, periodically as the need arises, but not less frequently than annually, matters bearing upon its status as “independent” under applicable standards of independence established from time to time by the SEC and other regulatory authorities; and (g) reviews and reports to the full Board with respect to any material accounting, tax, valuation or record-keeping issues of which the Audit Committee is aware that may affect the Trust, its financial statements or the amount of any dividend or distribution right, among other matters. The chairman of the Audit Committee or his designee also may carry out the duties of the Pricing Committee from time to time. The Audit Committee met two times during the most recent fiscal year.

Governance Committee

The Board of Trustees has a Governance Committee consisting of all of the Independent Trustees. William E. Chapman serves as the chairman of the Governance Committee. Under the terms of its charter, the Governance Committee is empowered to perform a variety of functions on behalf of the Board of Trustees, including responsibility to make recommendations with respect to the following matters: (i) the nomination and selection of all individuals to be appointed or elected as Independent Trustees; (ii) the selection of an Independent Trustee to serve as the chairperson of the Trust; (iii) the compensation to be paid to Independent Trustees; (iv) the manner in which the Board of Trustees or the Independent Trustees will conduct self-evaluations; (v) the approval of advisory, subadvisory, distribution and other agreements with affiliated service providers; (vi) the approval of Rule 12b-1 plans, shareholder servicing plans and related agreements; and (vii) other matters that are appropriate for consideration by the Independent Trustees (and not otherwise the responsibility of the Audit Committee). It is the policy of the Governance Committee to consider nominees recommended by shareholders. Shareholders who would like to recommend nominees to the Governance Committee should submit the candidate’s name and background information in a sufficiently timely manner (and in any event, no later than the date specified for receipt of shareholder proposals in any applicable proxy statement of the Funds) and should address their recommendations to the attention of the Governance Committee, c/o the Secretary of the Funds, 800 Connecticut Avenue, Norwalk, Connecticut 06854. The Governance Committee met six times during the most recent fiscal year.

Trustees’ Compensation

For their services as Trustees of the Trust and other mutual funds within the Managers Fund Complex for the fiscal year ended October 31, 2011, the Trustees were compensated as follows:

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Name of Trustee	Aggregate Compensation from the Funds (a)	Total Compensation from the Fund Complex Paid to Trustees (b)
Independent Trustees:

Jack W. Aber	$7,227	$100,250
William E. Chapman II (c)	$8,579	$119,000
Edward J. Kaier (d)	$7,750	$107,500
Steven J. Paggioli	$7,227	$100,250
Eric Rakowski	$7,227	$100,250
Thomas R. Schneeweis	$7,227	$100,250

Interested Trustee:

Christine C. Carsman	None	None

(a)	Compensation is calculated for the fiscal year ended October 31, 2011. The Trust does not provide any pension or retirement benefits for the Trustees.
(b)	Total compensation includes compensation paid during the 12-month period ending October 31, 2011 for services as a Trustee of the Fund Complex, which, as of October 31, 2011, consisted of 38 funds in the Trust, Managers AMG Funds, The Managers Funds and Managers Trust II.
(c)	Mr. Chapman received an additional $18,750 annually for serving as the Independent Chairman, which is reflected in the chart above.
(d)	Mr. Kaier received an additional $7,250 annually for serving as the Audit Committee Chairman, which is reflected in the chart above.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Control Persons

The Trust did not know of any person or entity who, as of February 3, 2012, “controlled” (within the meaning of the 1940 Act) any of the Funds. A person or entity that “controls” a Fund could have effective voting control over the Fund. It may not be possible for matters subject to a vote of a majority of the outstanding voting securities of a Fund to be approved without the affirmative vote of such “controlling” shareholders, and it may be possible for such matters to be approved by such shareholders without the affirmative vote of any other shareholders.

Principal Holders

As of February 3, 2012, the following persons and/or entities owned of record 5% or more of the outstanding shares of each class of each Fund listed below. [The Trust did not know of any person who, as of February 3, 2012, owned beneficially or of record 5% or more of the outstanding Institutional Class shares of the Managers AMG FQ U.S. Equity Fund.]

Managers AMG FQ Global Essentials Fund

Name and Address	Percent Owned

Investor Class

LPL Financial A/C Customer 9785 Towne Centre Drive San Diego, California 92121-1968	38.28%

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National Financial Services Corp. Exclusive Benefit of our Customers Attn: Mutual Funds Dept 5th Floor 200 Liberty Street PO Box 3751 Church Street Station New York, New York 10008-3751	32.16%

Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn: Transfer of Accounts 1958 Summit Park Place Suite 400 Orlando, Florida 32810-5935	15.10%

UBS Wealth Management USA FBO Omni Account 499 Washington Blvd. 9th Floor	10.65%

Service Class
Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn: Transfer of Accounts 1958 Summit Park Place Suite 400 Orlando, Florida 32810-5935	89.72%

Institutional Class
National Financial Services Corp. Exclusive Benefit of our Customers Attn: Mutual Funds Dept 5th Floor 200 Liberty Street PO Box 3751 Church Street Station New York, New York 10008-3751	5.77%

Managers AMG FQ U.S. Equity Fund

Name and Address	Percent Owned

Class A
BNY Mellon Simple Trust CO Customer FBO Managers Funds Wrap Program 760 Moore Road King of Prussia, Pennsylvania 19406-1212	92.19%

Class C
UBS WM USA FBO Omni Account M/F Attn Department Manager 499 Washington Boulevard 9th FL Jersey City, New Jersey 07310-2055	27.32%

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First Clearing, LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St. Louis, Missouri 63103	25.60%

Citigroup Global Markets Inc. House Account 700 Red Brook Boulevard Owings Mills, Maryland 21117-5184	21.08%

MLPF & S Attn: Fund Administration 97T40 4800 Deer Lake Drive E FL 2 Jacksonville, Florida 32246-6484	7.48%

LPL Financial A/C Customer 9785 Towne Centre Drive San Diego, CA 92121-1968	5.29%

Morgan Stanley & Co. Harborside Financial Center Plaza II 3rd Floor Jersey City, NJ 07311	5.26%

Managers AMG FQ Tax-Managed U.S. Equity Fund

Name and Address	Percent Owned

Institutional Class

Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn: Transfer of Accounts 1958 Summit Park Place Suite 400 Orlando, Florida 32810-5935	24.74%

BNY Mellon Simple Trust CO Customer FBO Managers Funds Wrap Program 760 Moore Road King of Prussia, PA 19406-1212	13.24%

National Financial Services Corp. Exclusive Benefit of our Customers Attn: Mutual Funds Dept 5th Floor 200 Liberty Street PO Box 3751 Church Street Station New York, New York 10008-3751	11.87%

TD Ameritrade Inc. for the Exclusive Benefit of our Clients PO Box 2226 Omaha, Nebraska 68103-2226	5.00%

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Class A

MLPF & S Attn: Fund Administration 97T40 4800 Deer Lake Drive E FL 2 Jacksonville, Florida 32246-6484	10.38%

LPL Financial A/C Customer 9785 Towne Centre Drive San Diego, California 92121-1968	10.37%

Raymond James & Associates Inc. FBO Customer 189 Perry Ave Norwalk, Connecticut 06850	6.73%

Raymond James & Associates Inc. FBO Customer 7118 Dove Court Centennial, Colorado 80016	6.31%

First Clearing, LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St. Louis, Missouri 63103	5.46%

Raymond James & Associates Inc. FBO Customer P.O. Box Paonia, Colorado 81428	5.26%

Class C
First Clearing, LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St. Louis, Missouri 63103	24.99%

MLPF & S Attn: Fund Administration 97T40 4800 Deer Lake Drive E FL 2 Jacksonville, Florida 32246-6484	24.85%

UBS Wealth Management USA FBO Omni Account 499 Washington Blvd. 9th Floor	5.27%

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Managers AMG FQ Global Alternatives Fund

Name and Address	Percent Owned

Class A

Morgan Stanley & Co. Harborside Financial Center Plaza II 3rd Floor Jersey City, NJ 07311	15.91%

LPL Financial A/C Customer 9785 Towne Centre Drive San Diego, CA 92121-1968	12.57%

MLPF & S Attn: Fund Administration 97T40 4800 Deer Lake Drive E FL 2 Jacksonville, Florida 32246-6484	10.07%

Class C

Morgan Stanley & Co. Harborside Financial Center Plaza II 3rd Floor Jersey City, NJ 07311	34.70%

MLPF & S Attn: Fund Administration 97T40 4800 Deer Lake Drive E FL 2 Jacksonville, Florida 32246-6484	32.87%

UBS Wealth Management USA FBO Omni Account 499 Washington Blvd. 9th Floor	9.10%

First Clearing, LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St. Louis, Missouri 63103	6.74%

Service Class

Citigroup Global Markets Inc. House Account 700 Red Brook Boulevard Owings Mills, Maryland 21117-5184	41.61%

BNY Mellon Simple Trust CO Customer FBO Managers Funds Wrap Program 760 Moore Road King of Prussia, PA 19406-1212	29.18%

First Clearing, LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St. Louis, Missouri 63103	18.04%

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Institutional Class

National Financial Services Corp. Exclusive Benefit of our Customers Attn: Mutual Funds Dept 5th Floor 200 Liberty Street PO Box 3751 Church Street Station New York, New York 10008-3751	37.17%

Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn: Transfer of Accounts 1958 Summit Park Place Suite 400 Orlando, Florida 32810-5935	26.05%

SEI Private Trust Co. C/O State Street Bank One Freedom Valley Drive Oaks, PA 19456	24.59%

The Trust did not know of any person who, as of February 3, 2012, beneficially owned 5% or more of the outstanding shares of any class of any Fund.

Management Ownership

As of February 16, 2012, all management personnel (i.e., Trustees and Officers) as a group owned beneficially less than 1% of the outstanding shares of each of the Funds.

MANAGEMENT OF THE FUNDS

Investment Manager

The Trustees provide broad supervision over the operations and affairs of the Trust and the Funds. Managers Investment Group LLC serves as investment manager to the Funds. The Investment Manager also serves as administrator of each Fund and carries out the daily administration of the Trust and each Fund. The Investment Manager’s principal address is 800 Connecticut Avenue, Norwalk, Connecticut 06854. The Investment Manager is a subsidiary of AMG, and a subsidiary of AMG serves as the Managing Member of the Investment Manager. AMG is located at 600 Hale Street, Prides Crossing, Massachusetts 01965. Managers Distributors, Inc. (“MDI”), a wholly-owned subsidiary of the Investment Manager, serves as distributor to the Funds. MDI’s principal address is 800 Connecticut Avenue, Norwalk, Connecticut 06854.

Subadvisor

The assets of each Fund are managed by a Subadvisor selected by the Investment Manager, subject to the review and approval of the Trustees. The Investment Manager has entered into an advisory agreement with the Subadvisor known as a “Subadvisory Agreement.” The SEC has given the Trust an exemptive order permitting the Investment Manager, on behalf of the Funds, to hire new unaffiliated Subadvisors for the Funds without prior shareholder approval, but subject to shareholder notification within 90 days of the hiring of such a Subadvisor. The Investment Manager and its corporate predecessors have over 20 years of experience in evaluating Subadvisors for individuals and institutional investors.

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The Investment Manager recommends Subadvisors for the Funds to the Trustees based upon continuing quantitative and qualitative evaluation of each Subadvisor’s skills in managing assets subject to specific investment styles and strategies. Unlike many other mutual funds, the Funds benefit from independent asset manager specialists carefully selected from the investment management industry. Short-term investment performance, by itself, is not a significant factor in hiring or terminating a Subadvisor, and the Investment Manager does not expect to make frequent changes of Subadvisors.

For its investment management services, the Investment Manager receives an investment management fee from the Funds. All or a portion of the investment management fee paid by the Funds to the Investment Manager is used to pay the advisory fees of First Quadrant, L.P. (“First Quadrant”), the Subadvisor that manages the assets of each of the Funds. First Quadrant was selected by the Investment Manager, subject to the review and approval of the Board of Trustees. First Quadrant is the successor firm to First Quadrant Corporation, which was formed in 1988. AMG indirectly owns a majority interest in First Quadrant. As of December 31, 2011, actively managed assets for First Quadrant, which includes all actively managed discretionary portfolios of First Quadrant, as well as assets not managed by First Quadrant but which are subject to actively managed First Quadrant overlay strategies, and all portfolios managed by joint venture partners using First Quadrant investment signals, totaled approximately $16.7 billion. First Quadrant’s address is 800 E. Colorado Boulevard, Suite 900, Pasadena, California 91101.

The Subadvisor has discretion, subject to oversight by the Trustees and the Investment Manager, to purchase and sell portfolio assets, consistent with the Funds’ investment objectives, policies and restrictions. Generally, the services that the Subadvisor provides to the Funds are limited to asset management and related record-keeping services.

The Subadvisor or an affiliated broker-dealer may execute portfolio transactions for a Fund and receive brokerage commissions, or markups/markdowns, in connection with the transaction as permitted by Sections 17(a) and 17(e) of the 1940 Act, and the rules thereunder, and the terms of any exemptive order issued by the SEC. The Board of Trustees has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a Fund may purchase securities that are offered in underwritings in which an affiliate of the Fund’s Subadvisor participates. For underwritings where a Subadvisor affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Fund could purchase in the underwritings.

The Subadvisor may also serve as a discretionary or non-discretionary investment advisor to management or advisory accounts which are unrelated in any manner to the Funds or the Investment Manager and its affiliates.

Investment Management and Subadvisory Agreements

The Investment Manager serves as investment manager to the Funds under the investment management agreements with the Trust (each, an “Investment Management Agreement” and collectively, the “Investment Management Agreements”). The Investment Management Agreements permit the Investment Manager to engage, from time to time, one or more Subadvisors to assist in the performance of its services. Pursuant to the Investment Management Agreements, the Investment Manager has entered into Subadvisory Agreements with First Quadrant with respect to each Fund, effective January 15, 2005 with respect to the Managers AMG FQ U.S. Equity Fund, July 31, 2003 with respect to the Managers AMG FQ Tax-Managed U.S. Equity Fund, March 17, 2006 with respect to the Managers AMG Global Alternatives Fund, and January 15, 2005 with respect to Managers AMG FQ Global Essentials Fund (each, a “Subadvisory Agreement” and collectively, the “Subadvisory Agreements”).

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The Investment Management Agreements and the Subadvisory Agreements shall continue in effect from year to year so long as such continuation is specifically approved at least annually (i) by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and (ii) in either event by the vote of a majority of the Trustees of the Trust who are not parties to the agreements or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Investment Management Agreements may be terminated, without penalty, by the Board of Trustees, by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of a Fund, or by the Investment Manager, in each case on 60 days’ prior written notice to the other party.

The Subadvisory Agreements with respect to Managers AMG FQ U.S. Equity Fund, Managers AMG FQ Tax-Managed U.S. Equity Fund and Managers AMG FQ Global Alternatives Fund may be terminated by (i) the Investment Manager at any time without penalty, upon notice to the Subadvisor and the Trust, (ii) at any time without penalty by the Trust or by vote of a majority of the outstanding voting securities of a Fund (as defined in the 1940 Act) upon notice to the Subadvisor or (iii) by the Subadvisor at any time without penalty, upon thirty (30) days’ written notice to the Investment Manager and the Trust.

The Subadvisory Agreement with respect to Managers AMG FQ Global Essentials Fund may be terminated, without penalty, by the Board of Trustees, by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) and by the Subadvisor on 30 days’ written notice to the Investment Manager and to the Fund. In general, the Investment Manager may terminate the Subadvisory Agreement, without penalty, upon notice to the Trust and the Subadvisor.

The Investment Management Agreements and the Subadvisory Agreements terminate automatically in the event of assignment, as defined in the 1940 Act and the regulations thereunder.

Although the specific language of each Investment Management Agreement may differ, the Investment Management Agreements generally provide that the Investment Manager is responsible for:

•	supervising the investment process and determining (subject to oversight by the Board of Trustees of the Trust) the manner in which each Fund invests its assets;

•	developing and implementing investment programs and strategies for each Fund;

•	providing research and analysis relative to the investment programs of the Funds; and

•	selecting and evaluating the performance of Subadvisors for each Fund and allocating the Fund’s assets among these Subadvisors.

Under the Subadvisory Agreements, First Quadrant is responsible for performing substantially these same advisory services for the Investment Manager and the Funds (with the exception of the services relating to the selection and evaluation of Subadvisors). The Subadvisor provides these services subject to the general supervision of the Investment Manager and the Trustees. The provision of investment advisory services by the Subadvisor to the Fund will not be exclusive under the terms of the Subadvisory Agreement, and the Subadvisor will be free to and expect to render investment advisory services to others.

The Investment Management Agreements also provide that the Investment Manager shall furnish the Funds with office space and facilities, services of executives and administrative personnel and certain other administrative services. The Investment Manager compensates all executive and clerical personnel and Trustees of the Trust if such persons are employees of the Investment Manager or its affiliates.

Each Fund pays all expenses not borne by the Investment Manager or Subadvisor including, but not limited to, the charges and expenses of the Fund’s custodian and transfer agent, independent auditors and legal counsel for the Fund and the Trust’s independent Trustees, 12b-1 fees, if any, all brokerage commissions and

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transfer taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of the Fund’s shares under federal and state securities laws, all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing reports to shareholders and the compensation of Trustees who are not directors, officers or employees of the Investment Manager, Subadvisor or their affiliates, other than affiliated registered investment companies.

The Subadvisory Agreements require the Subadvisor to provide fair and equitable treatment to the Funds in the selection of portfolio investments and the allocation of investment opportunities. However, they do not obligate the Subadvisor to acquire for the Funds a position in any investment which any of the Subadvisor’s other clients may acquire. The Funds shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Funds or otherwise.

Although the Subadvisor makes investment decisions for the Funds independent of those for its other clients, it is likely that similar investment decisions will be made from time to time. When a Fund and another client of the Subadvisor are simultaneously engaged in the purchase or sale of the same security, the transactions are, to the extent feasible and practicable, averaged as to price and the amount is allocated between the Fund and the other client(s) pursuant to a formula considered equitable by the Subadvisor. In specific cases, this system could have an adverse effect on the price or volume of the security to be purchased or sold by the Funds. However, the Trustees believe, over time, that coordination and the ability to participate in volume transactions should benefit the Funds.

The Investment Management Agreement for Managers AMG FQ Tax-Managed U.S. Equity Fund and Managers AMG FQ Global Alternatives Fund provides that, in the absence of willful misfeasance, bad faith, negligence, or reckless disregard of its obligations or duties, the Investment Manager is not subject to liability to the Trust, a Fund or any Fund shareholder for any error of judgment or mistake of law or for any loss suffered in connection with the matters to which the Investment Management Agreements relate.

The Investment Management Agreement for Managers AMG FQ U.S. Equity Fund and Managers AMG FQ Global Essentials Fund provides that, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties, the Investment Manager is not subject to liability to a Fund or any Fund shareholder for any act or omission in the course of, or connected with, services rendered under the agreement or for any losses that may be sustained in the purchase, holding, or sale of any security, provided that these provisions shall not protect the Investment Manager from liability in violation of the 1940 Act.

The Subadvisory Agreements provide that the Subadvisor shall not be subject to any liability for any act or omission, error of judgment, or mistake of law or for any loss suffered by the Investment Manager or the Trust in connection with the Subadvisory Agreements, except by reason of the Subadvisor’s willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of the Subadvisor’s reckless disregard of its obligations and duties under the Subadvisory Agreements.

The Trust has obtained from the SEC an exemptive order which permits the Investment Manager, subject to certain conditions and oversight by the Board of Trustees, to enter into Subadvisory Agreements with unaffiliated Subadvisors approved by the Trustees but without the requirement of shareholder approval. Under the terms of this exemptive order, the Investment Manager is able, subject to certain conditions (including a 90 day notification requirement discussed below) and oversight by the Funds’ Board of Trustees but without shareholder approval, to hire new unaffiliated Subadvisors for the Funds, change the terms of a Subadvisory Agreement for an unaffiliated Subadvisor, or continue the employment of an unaffiliated Subadvisor after events that under the 1940 Act and the Subadvisory Agreement would be deemed to be an automatic termination of the Subadvisory Agreement provided that the Investment Manager provides notification to shareholders within 90 days of the hiring of an unaffiliated Subadvisor. The Investment Manager, subject to oversight by the Trustees, has ultimate responsibility to oversee the Subadvisors and recommend their hiring, termination, and replacement. Although shareholder approval will not be required for the termination of Subadvisory Agreements, shareholders of a Fund will continue to have the right to terminate such Subadvisory Agreements for the Fund at any time by a vote of a majority of the outstanding voting securities of the Fund. Affiliated Subadvisors selected by the Investment Manager are subject to shareholder approval.

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Compensation of the Investment Manager and the Subadvisor

As compensation for the investment management services rendered and related expenses under the Investment Management Agreements, each Fund has agreed to pay the Investment Manager an investment management fee, included in the table below, which is computed daily as a percentage of the average of the value of the net assets of the Fund and may be paid monthly.

Fund	Investment Management Fee
Managers AMG FQ U.S. Equity Fund	0.35%
Managers AMG FQ Tax-Managed U.S. Equity Fund	0.85%
Managers AMG FQ Global Alternatives Fund Managers AMG FQ Global Essentials Fund	1.70 0.60	% %

As compensation for the investment management services rendered and related expenses under the Subadvisory Agreements, the Investment Manager has agreed to pay the Subadvisor a fee (net of all mutually agreed upon fee waivers and reimbursements required by applicable law) for managing the Subadvisor’s portfolio, which is also computed daily and paid monthly based on the average daily net assets that the Subadvisor manages. The fee paid to the Subadvisor is paid out of the fee the Investment Manager receives from each Fund and does not increase a Fund’s expenses.

Investment Management Fees Paid by the Funds. Investment management fees paid to the Investment Manager by the Funds for advisory services for the fiscal years ended October 31, 2009, October 31, 2010 and October 31, 2011 are as follows. Management fees waived and/or reimbursed are described below under “Expense Limitations.”

	$10,404,727	$10,404,727	$10,404,727
Fund	Total	Waived/Reimbursed	Net
Managers AMG FQ U.S. Equity Fund
Fiscal Year Ending October 31, 2011	$182,304	$0	$182,304
Fiscal Year Ending October 31, 2010	$178,479	$0	$178,479
Fiscal Year Ending October 31, 2009	$174,948	$0	$174,948

	$10,404,727	$10,404,727	$10,404,727
Managers AMG FQ Tax-Managed U.S.	Total	Waived/Reimbursed	Net
Equity Fund
Fiscal Year Ending October 31, 2011	$396,361	$0	$396,361
Fiscal Year Ending October 31, 2010	$410,197	$0	$410,197
Fiscal Year Ending October 31, 2009	$452,805	$0	$452,805

Managers AMG FQ Global Alternatives	Total	Waived/Reimbursed	Net
Fund
Fiscal Year Ending October 31, 2011	$10,404,727	$123,724	$10,281,003
Fiscal Year Ending October 31, 2010	$6,482,972	$83,700	$6,399,272
Fiscal Year Ending October 31, 2009	$3,241,548	$41,520	$3,200,028

	$10,404,727	$10,404,727	$10,404,727
Managers AMG FQ Global Essentials	Total	Waived/Reimbursed	Net
Fund
Fiscal Year Ending October 31, 2011	$573,013	$15,034	$557,979
Fiscal Year Ending October 31, 2010	$496,880	$14,352	$482,528
Fiscal Year Ending October 31, 2009	$429,572	$122,234	$307,338

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Expense Limitations

From time to time, the Investment Manager (and, in certain circumstances, the Subadvisor) may agree to limit a Fund’s expenses by agreeing to waive all or a portion of the investment management fee (or, with respect to the Subadvisor, the subadvisory fee) and other fees it would otherwise be entitled to receive from a Fund and/or reimburse certain Fund expenses above a specified maximum amount (i.e., an “expense limitation”). The Investment Manager may waive all or a portion of its fees and/or reimburse Fund expenses for a number of reasons, such as passing on to the Fund and its shareholders the benefit of reduced portfolio management fees resulting from a waiver by the Subadvisor of all or a portion of the fees it would otherwise be entitled to receive from the Investment Manager with respect to a Fund, or attempting to make a Fund’s performance more competitive as compared to similar funds. The effect of any contractual expense limitations in effect at the date of this SAI is reflected in the tables below and in the Annual Fund Operating Expenses table (including footnotes thereto) located in the front of the Funds’ Prospectus. In general, for a period of up to 36 months from the time of any waiver, reimbursement, or payment pursuant to a Fund’s contractual expense limitation, the Investment Manager may recover from the Fund fees waived and expenses paid to the extent that such repayment would not cause the Fund’s Net Annual Fund Operating Expenses to exceed its contractual expense limitation amount. In addition, the Investment Manager may voluntarily agree to waive or reimburse a portion of its management fee from time to time. Any voluntary expense limitations by the Investment Manager or by the Subadvisor may be terminated or reduced in amount at any time and solely in the discretion of the Investment Manager or Subadvisor. In general, contractual expense limitations are only terminated at the end of a term, and shareholders will generally be notified of any change on or about the time that it becomes effective. All fees waived and/or expenses reimbursed to the Funds for the fiscal years ended October 31, 2009, October 31, 2010 and October 31, 2011 are as follows:

Fund	2009	2010	2011

Managers AMG FQ U.S. Equity Fund	$124,476	$57,861	$45,459

Managers AMG FQ Tax-Managed U.S. Equity Fund	$101,952	$96,502	$54,758

Managers AMG FQ Global Alternatives Fund	$839,219	$2,455,039	$3,907,032

Managers AMG FQ Global Essentials Fund	$167,788	$63,161	$24,771

The Investment Manager also serves as the administrator to the Funds and receives compensation from the Trust for certain Funds pursuant to an Administration and Shareholder Servicing Agreement (the “Fund Administration Agreement”) between the Trust and the Investment Manager. For more information about the Fund Administration Agreement, see “Administration Services; Distribution Arrangements” below.

Portfolio Managers of the Funds

David Chrisman and Jie Ye are the portfolio managers jointly and primarily responsible for the day-to-day management of the Managers AMG FQ U.S. Equity Fund and the Managers AMG FQ Tax-Managed U.S. Equity Fund. Ken Ferguson and Dori Levanoni are the portfolio managers jointly and primarily responsible for the day-to-day management of the Managers AMG FQ Global Alternatives Fund. Edgar Peters, Ken Ferguson and Dori Levanoni are the portfolio managers jointly and primarily responsible for the day-to-day management of the Managers AMG FQ Global Essentials Fund. Unless indicated otherwise, all information below is as of October 31, 2011.

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Other Accounts Managed by the Portfolio Managers

Managers AMG FQ Tax-Managed U.S. Equity Fund

Portfolio Manager: David Chrisman, PhD, CFA
Type of Account	Number Of Accounts Managed[1]	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	1	$47.00	None	$0
Other Pooled Investment Vehicles	None	$0	None	$0
Other Accounts	8	$2,862.00	2	$1,444.00

[1]	Other Accounts Managed includes accounts managed in a personal capacity as well as accounts managed in a professional capacity.

Portfolio Manager: Jia Ye, PhD
Type of Account	Number Of Accounts Managed[1]	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	1	$47.00	None	$0
Other Pooled Investment Vehicles	None	$0	None	$0
Other Accounts	8	$2,862.00	2	$1,444.00

[1]	Other Accounts Managed includes accounts managed in a personal capacity as well as accounts managed in a professional capacity.

Managers AMG FQ U.S. Equity Fund

Portfolio Manager: David Chrisman, PhD, CFA
Type of Account	Number Of Accounts Managed[1]	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	1	$42.00	None	$0
Other Pooled Investment Vehicles	None	$0	None	$0
Other Accounts	8	$2,862.00	2	$1,444.00

[1]	Other Accounts Managed includes accounts managed in a personal capacity as well as accounts managed in a professional capacity.

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Portfolio Manager: Jia Ye, PhD
Type of Account	Number Of Accounts Managed[1]	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	1	$42.00	None	$0
Other Pooled Investment Vehicles	None	$0	None	$0
Other Accounts	8	$2,862.00	2	$1,444.00

[1]	Other Accounts Managed includes accounts managed in a personal capacity as well as accounts managed in a professional capacity.

Managers AMG FQ Global Alternatives Fund

Portfolio Manager: Ken Ferguson, PhD
Type of Account	Number of Accounts Managed[1]	Total Assets Managed ($ Millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ Millions)
Registered Investment Companies	8	$1,752.00	None	$0
Other Pooled Investment Vehicles	11	$961.00	6	$522.00
Other Accounts	22	$10,241.00	11	$3,740.00

[1]	Other Accounts Managed includes accounts managed in a personal capacity as well as accounts managed in a professional capacity.

Portfolio Manager: Dori Levanoni
Type of Account	Number of Accounts Managed[1]	Total Assets Managed ($ Millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ Millions)
Registered Investment Companies	8	$1,752.00	None	$0
Other Pooled Investment Vehicles	11	$961.00	6	$522.00
Other Accounts	22	$10,241.00	11	$3,740.00

[1]	Other Accounts Managed includes accounts managed in a personal capacity as well as accounts managed in a professional capacity.

Managers AMG FQ Global Essentials Fund

Portfolio Manager: Edgar Peters
Type of Account	Number of Accounts Managed[1]	Total Assets Managed ($ Millions)[2]	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ Millions)
Registered Investment Companies	8	$2,125.00	None	$0
Other Pooled Investment Vehicles	11	$961.00	6	$522.00
Other Accounts	22	$10,241.00	11	$3,740.00

[1]	Other Accounts Managed includes accounts managed in a personal capacity as well as accounts managed in a professional capacity.

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[2]

Includes market values for fully funded portfolios and the notional values for margin funded portfolios, all actively managed by First Quadrant and non-discretionary portfolios managed by joint venture partners using First Quadrant, L.P. investment signals. First Quadrant is defined in this context as the combination of all discretionary portfolios of First Quadrant, L.P. and its joint venture partners, but only wherein FQ has full investment discretion over the portfolios.

Portfolio Manager: Ken Ferguson, PhD
Type of Account	Number of Accounts Managed[1]	Total Assets Managed ($ Millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ Millions)
Registered Investment Companies	8	$2,125.00	None	$0
Other Pooled Investment Vehicles	11	$961.00	6	$522.00
Other Accounts	22	$10,241.00	11	$3,740.00

[1]	Other Accounts Managed includes accounts managed in a personal capacity as well as accounts managed in a professional capacity.

Portfolio Manager: Dori Levanoni
Type of Account	Number of Accounts Managed[1]	Total Assets Managed ($ Millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ Millions)
Registered Investment Companies	8	$2,125.00	None	$0
Other Pooled Investment Vehicles	11	$961.00	6	$522.00
Other Accounts	22	$10,241.00	11	$3,740.00

[1]	Other Accounts Managed includes accounts managed in a personal capacity as well as accounts managed in a professional capacity.

Potential Material Conflicts of Interest

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. The portfolio managers oversee the investment of various types of portfolios in the same strategy, such as mutual funds, pooled investment vehicles and separate accounts for individuals and institutions. Investment decisions generally are applied to all accounts utilizing that particular strategy, taking into consideration client restrictions, instructions and individual needs. A portfolio manager may manage an account whose fees may be higher or lower than the fee charged to the Fund. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of client trades. Additionally, the management of the Fund and other accounts may result in a portfolio manager devoting unequal time and attention to the management of the Fund or other portfolios.

As a fiduciary, First Quadrant has an affirmative duty of care, loyalty, honesty, and good faith to act in the best interests of its clients. Compliance with this duty can be achieved by trying to avoid conflicts of interest and by fully disclosing all material facts concerning any conflict that does arise with respect to any client. Supervised Persons subject to First Quadrant’s Code of Ethics must try to avoid situations that have even the appearance of conflict or impropriety.

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Competing with Client Trades. First Quadrant prohibits Supervised Persons from using knowledge about pending or currently considered securities transactions for clients to profit personally, directly or indirectly, as a result of such transactions, including by purchasing or selling such securities.

Referrals/Brokerage. Supervised Persons must act in the best interests of First Quadrant’s clients regarding execution and other costs paid by clients for brokerage services. Supervised Persons are reminded to strictly adhere to First Quadrant’s policies and procedures regarding brokerage services (including allocation, best execution, and directed brokerage).

Portfolio Manager Compensation

At First Quadrant, the firm’s compensation program is designed to attract, retain and motivate high performing individuals who exemplify an entrepreneurial passion in their approach to creative problem solving and adding value to the firm. Base pay is adjusted annually based upon individual performance, contribution and movement in the relevant labor market. The firm’s bonus program is a form of variable pay. Although linked to firm, department, and individual performance, bonuses are determined and paid entirely at the discretion of First Quadrant’s management. Specifically, no formulas are used to directly tie bonus payouts to individual Fund performance. This ensures that no bonuses are paid as the result of unintended results or consequences. In addition to individual performance, overall firm performance carries an important weight in the bonus decision as well. All employees are evaluated at mid-year and annually; and salary increases and bonuses are made annually on a calendar-year basis. Portfolio Manager compensation is not based on the value of assets held by the Funds.

To increase alignment and to provide more exposure to long-term profitability, beginning in 2010 investment professionals were transitioned to the “Temporal Profit Share” (“TPS”) plan. TPS as a variable compensation program provides participants with a portion of First Quadrant’s profit pool in each of the next 3 years.

Portfolio Managers’ Ownership of Fund Shares

Managers AMG FQ U.S. Equity Fund

Mr. Chrisman: None

Ms. Ye: None

Managers AMG FQ Tax-Managed U.S. Equity Fund

Mr. Chrisman: None

Ms. Ye: None

Managers AMG FQ Global Alternatives Fund

Mr. Ferguson: $100,001 to $500,000

Mr. Levanoni: $100,001 to $500,000

Managers AMG FQ Global Essentials Fund

Mr. Peters: $50,001 to $100,000

Mr. Ferguson: $100,001 to $500,000

Mr. Levanoni: $100,001 to $500,000

Proxy Voting Policies and Procedures

Proxies for each Fund’s portfolio securities are voted in accordance with First Quadrant’s proxy voting policies and procedures, which are set forth in Appendix B to this SAI, except that for a proxy with respect to shares of (i) an unaffiliated money market fund used as a cash management vehicle (a “Cash Sweep Fund”), the

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Investment Manager typically votes the proxy as recommended by the Cash Sweep Fund’s directors; and (ii) an ETF held by a Fund, in connection with an SEC exemptive order on which the Fund relies with respect to the ETF, the Investment Manager may vote the proxy in the same proportion as the vote of all other holders of shares of the ETF. Information regarding how each Fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 is available: (i) without charge, by calling (800) 835-3879; and (ii) on the SEC’s website at http://www.sec.gov.

Codes of Ethics

The Trust, the Investment Manager, MDI and the Subadvisor have adopted codes of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics, which generally permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Funds, contain procedures that are designed to avoid the conflicts of interest that may be presented by personal securities investing.

Administration Services; Distribution Arrangements

Under the Fund Administration Agreement, the Investment Manager also serves as the fund administrator (the “Fund Administrator”) of Managers AMG FQ U.S. Equity Fund, Managers AMG FQ Global Alternatives Fund and Managers AMG FQ Global Essentials Fund and is responsible for certain aspects of managing each Fund’s operations, including administration and shareholder servicing. The administrative and shareholder services to be provided include, but are not limited to, processing and/or coordinating Fund share purchases and redemption, responding to inquiries from shareholders, providing omnibus level support for financial intermediaries who perform sub-accounting for shares held of record by financial intermediaries for the benefit of other beneficial owners and other general and administrative responsibilities for each Fund. For these services, each of Managers AMG FQ U.S Equity Fund, Managers AMG FQ Global Alternatives Fund and Managers AMG FQ Global Essentials Fund is required to pay the Fund Administrator 0.25% of its average daily net assets per annum. Prior to September 28, 2009, to the extent the Managers AMG FQ Global Essentials Fund had previously invested in the Managers Global Bond Fund, the Fund Administrator had agreed to waive a portion of its administrative fee for the Managers AMG FQ Global Essentials Fund with respect to those assets of the Fund invested in the Managers Global Bond Fund such that its administrative fee was 0.05% of the average daily net assets invested in the Managers Global Bond Fund. The Fund Administration Agreement generally may be terminated by the Fund Administrator upon at least 120 days’ prior written notice to the Trust, and by the Trust upon at least 30 days’ prior written notice to the Fund Administrator.

Fees paid by Managers AMG FQ U.S Equity Fund, Managers AMG FQ Global Alternatives Fund, and Managers AMG FQ Global Essentials Fund for administrative services for the fiscal years ended October 31, 2009, October 31, 2010 and October 31, 2011 are as follows (net of applicable fee waivers and reimbursements, as described above):

Managers AMG FQ U.S Equity Fund

Period/Fiscal Year Ending	Fees Paid by the Fund
October 31, 2009	$124,963
October 31, 2010	$127,485
October 31, 2011	$130,217

Managers AMG FQ Global Alternatives Fund

Period/Fiscal Year Ending	Fees Paid by the Fund
October 31, 2009	$476,698
October 31, 2010	$953,378
October 31, 2011	$1,530,107

Managers AMG FQ Global Essentials Fund*

Period/Fiscal Year Ending	Fees Paid by the Fund
October 31, 2009	$138,244
October 31, 2010	$207,033
October 31, 2011	$238,755

*	Includes amounts net of any administrative fee waivers by the Investment Manager for investments by the Fund in the Managers Global Bond Fund for periods prior to September 28, 2009.

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With respect to the Managers AMG FQ Tax-Managed U.S. Equity Fund, the Investment Manager provides administrative services pursuant to the Investment Management Agreement discussed above.

Under a Distribution Agreement between the Trust and MDI (the “Distribution Agreement”), MDI serves as the principal distributor and underwriter for the Funds. MDI is a registered broker-dealer and member of the Financial Industry Regulatory Authority Inc. (“FINRA”). Shares of the Funds will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with MDI. Subject to the compensation arrangement discussed below, generally MDI bears a portion of the expenses of providing services pursuant to the Distribution Agreement, including the payment of the expenses relating to the distribution of the Funds’ Prospectus for sales purposes and any advertising or sales literature. Any costs and expenses not allocated to MDI shall be borne by the Investment Manager or an affiliate of the Investment Manager as agreed upon between MDI and the Investment Manager from time to time. MDI is not obligated to sell any specific amount of shares of any Fund.

The Distribution Agreement may be terminated by either party under certain specified circumstances and will automatically terminate on assignment in the same manner as the Investment Management Agreements. The Distribution Agreement continues in effect for two years from initial approval and for successive one-year periods thereafter, provided that each such continuance is specifically approved (i) by the vote of a majority of the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of a Fund and (ii) by a majority of the Trustees who are not “interested persons” of the Trust or MDI (as that term is defined in the 1940 Act).

For sales of Fund shares, MDI may provide promotional incentives including cash compensation to certain brokers, dealers, or financial intermediaries whose representatives have sold or are expected to sell significant amounts of shares of one or more of the Funds. Other programs may provide, subject to certain conditions, additional compensation to brokers, dealers, or financial intermediaries based on a combination of aggregate shares sold and increases of assets under management. All of the above payments will be made pursuant to the Rule 12b-1 distribution and service plan described below or, in the case of such shares that are not subject to a Rule 12b-1 distribution and service plan, by MDI or its affiliates out of their own assets. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sales.

MDI’s principal address is 800 Connecticut Avenue, Norwalk, Connecticut 06854.

Rule 12b-1 Distribution and Service Plan. The Trust has adopted a distribution and service plan with respect to the Class A and Class C shares of Managers AMG FQ U.S. Equity Fund, Managers AMG FQ Tax-Managed U.S. Equity Fund and Managers AMG FQ Global Alternatives Fund and the Investor Class shares of Managers AMG FQ Global Essentials Fund (the “Plan”), in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset-based sales charges. Investor Class shares of Managers AMG FQ Global Essentials Fund are sold without a front end or contingent deferred sales load. Service Class shares of the Managers AMG FQ Global Essentials Fund and the Managers AMG FQ Global Alternatives Fund and Institutional Class shares of each of the Funds are sold without a front end or contingent deferred sales load and are not subject to the expenses of any Rule 12b-1 Plan.

Pursuant to the Plan, the Funds may compensate MDI for its expenditures in financing any activity primarily intended to result in the sale of each such class of Fund shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorizes payments to MDI of up to 0.25%

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annually of the average daily net assets attributable to the Investor Class shares of the Managers AMG FQ Global Essentials Fund and the Class A shares of each of the Managers AMG FQ U.S. Equity Fund, the Managers AMG FQ Tax-Managed U.S. Equity Fund and the Managers AMG FQ Global Alternatives Fund. The Plan authorizes payments to MDI of up to 1.00% annually of the average daily net assets attributable to the Class C shares of each of the Managers AMG FQ U.S. Equity Fund, the Managers AMG FQ Tax-Managed U.S. Equity Fund and the Managers AMG FQ Global Alternatives Fund.

The Plan further provides for periodic payments by the Trust or MDI to brokers, dealers and other financial intermediaries for providing shareholder services and for promotional and other sales related costs. The portion of payments by Investor Class shares of Managers AMG FQ Global Essentials Fund or by Class A or Class C shares of Managers AMG FQ U.S. Equity Fund, Managers AMG FQ Tax-Managed U.S. Equity Fund or Managers AMG FQ Global Alternatives Fund for shareholder servicing may not exceed an annual rate of 0.25% of the average daily net asset value of the Fund’s shares of that class owned by clients of such broker, dealer or financial intermediary.

In accordance with the terms of the Plan, MDI provides to the Funds, for review by the Trustees, a quarterly written report of the amounts expended under the Plan and the purpose for which such expenditures were made. In the Trustees’ quarterly review of the Plan, they will review the level of compensation the Plan provides in considering the continued appropriateness of the Plan.

Under its terms, the Plan remains in effect from year to year provided such continuance is approved annually by vote of the Trustees in the manner described therein. The Plan may not be amended to increase materially the amount to be spent under the Plan without approval of the shareholders of the affected Fund, and material amendments to the Plan must also be approved by the Trustees in a manner described therein. The Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the Trustees who are not interested persons (as that term is defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the operations of the Plan or any agreement with any distributor, or by a vote of a majority of the outstanding voting securities of a Fund (as that term is defined in the 1940 Act).

For the fiscal year ended October 31, 2011, the Class A and Class C shares of the Managers AMG FQ U.S. Equity Fund, the Managers AMG FQ Tax-Managed U.S. Equity Fund and the Managers AMG FQ Global Alternatives Fund and the Investor Class shares of the Managers AMG FQ Global Essentials Fund paid the following amounts under the Plan:

	Class A	Class C	Investor Class
Managers AMG FQ U.S. Equity Fund	$43,560	$6,491	N/A
Managers AMG FQ Tax-Managed U.S. Equity Fund	$9,216	$31,739	N/A
Managers AMG FQ Global Alternatives Fund	$1,233,107	$394,268	N/A

Managers AMG FQ Global Essentials Fund	N/A	N/A	$17,407

Finder’s Fee Commissions. Financial intermediaries who sell $1 million or more of Class A shares of Managers AMG FQ U.S. Equity Fund, Managers AMG FQ Tax-Managed U.S. Equity Fund or Managers AMG FQ Global Alternatives Fund not subject to an initial sales charge may receive a finder’s fee. With respect to sales of such Class A shares of the Funds, such fees are paid with respect to the initial purchase price in accordance with the following schedule:

Investment Amount	Finder’s Fee
$1,000,000 to $3,999,999	Up to 1%
$4,000,000 to $49,999,999	Up to 0.50%
$50,000,000 or more	Up to 0.25%

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Custodian

The Bank of New York Mellon, a subsidiary of The Bank of New York Mellon Corporation (the “Custodian”), 2 Hanson Place, Brooklyn, New York 10286, is the Custodian for the Funds. The Custodian is responsible for holding all cash assets and all portfolio securities of the Funds, releasing and delivering such securities as directed by the Funds, maintaining bank accounts in the names of the Funds, receiving for deposit into such accounts payments for shares of the Funds, collecting income and other payments due the Funds with respect to portfolio securities and paying out monies of the Funds.

The Custodian is authorized to deposit securities in securities depositories or to use the services of sub- custodians, including foreign sub-custodians, to the extent permitted by and subject to the regulations of the SEC.

Transfer Agent

BNY Mellon Investment Servicing (US) Inc., PO Box 9769, Providence, Rhode Island 02940-9769 (the “Transfer Agent”), is the transfer agent for the Funds and the sub-transfer agent for the ManagersChoice® asset allocation program and also serves as the dividend disbursing agent for the Funds.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, Two Commerce Square, 2001 Market Street, Suite 1700, Philadelphia, PA 19103, is the independent registered public accounting firm for the Funds. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of the Funds, assists in the preparation and/or review of each Fund’s federal and state income tax returns and may provide other audit, tax and related services.

BROKERAGE ALLOCATION AND OTHER PRACTICES

The Subadvisory Agreements provide that the Subadvisor places all orders for the purchase and sale of securities that are held in a Fund’s portfolio. In executing portfolio transactions and selecting brokers or dealers, it is the policy and principal objective of the Subadvisor to seek best price and execution. It is expected that securities will ordinarily be purchased in the primary markets. The Subadvisor shall consider all factors that it deems relevant when assessing best price and execution for the Funds, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

In addition, when selecting brokers to execute transactions and in evaluating the best available net price and execution, the Subadvisor is authorized by the Trustees to consider the “brokerage and research services” (as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended), provided by the broker. The Subadvisor is also authorized to cause the Funds to pay a commission to a broker who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker would have charged for effecting that transaction. The Subadvisor must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided viewed in terms of that particular transaction or in terms of all the accounts over which the Subadvisor exercises investment discretion. Brokerage and research services received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Subadvisor. The Funds may purchase and sell portfolio securities through brokers who provide the Subadvisor with research services.

The Trustees will periodically review the total amount of commissions paid by the Funds to determine if the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to the Funds of using particular brokers or dealers. It is possible that certain of the services received by the Subadvisor attributable to a particular transaction will primarily benefit one or more other accounts for which investment discretion is exercised by the Subadvisor.

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The fees of the Subadvisor are not reduced by reason of its receipt of such brokerage and research services. Generally, the Subadvisor does not provide any services to the Funds except portfolio investment management and related record-keeping services. The Investment Manager may request that the Subadvisor employs certain specific brokers who have agreed to pay certain Fund expenses. The use of such brokers is subject to best price and execution, and there is no specific amount of brokerage that is required to be placed through such brokers.

Brokerage Commissions

For the fiscal years ended October 31, 2009, October 31, 2010 and October 31, 2011 the Funds paid the following brokerage fees:

Managers AMG FQ U.S. Equity Fund

Fiscal Year Ending	Fees Paid by the Fund
October 31, 2009	$111,497
October 31, 2010	$46,727
October 31, 2011	$49,367

Managers AMG FQ Tax-Managed U.S. Equity Fund

Fiscal Year Ending	Fees Paid by the Fund
October 31, 2009	$96,986
October 31, 2010	$41,966
October 31, 2011	$17,802

Managers AMG FQ Global Alternatives Fund*

Fiscal Year Ending	Fees Paid by the Fund
October 31, 2009	$187,057
October 31, 2010	$383,829
October 31, 2011	$474,691

Managers AMG FQ Global Essentials Fund

Fiscal Year Ending	Fees Paid by the Fund
October 31, 2009	$214,630
October 31, 2010	$41,810
October 31, 2011	$46,740

*	The increase in the brokerage fees paid by the Managers AMG FQ Global Alternatives Fund for the fiscal year ended October 31, 2011 from the fiscal years ended October 31, 2009 and October 31, 2010 was the result of an increase in assets in the Fund.

Brokerage Recapture Arrangements

For the Managers AMG FQ U.S. Equity Fund and Managers AMG FQ Tax-Managed U.S. Equity Fund, the Trust has entered into arrangements with various brokers pursuant to which a portion of the commissions paid by a Fund may be directed by that Fund to pay expenses of that Fund. Consistent with its policy and principal objective of seeking best price and execution, the Subadvisor may consider these brokerage recapture arrangements in selecting brokers to execute transactions for each Fund. There is no specific amount of brokerage that is required to be placed through such brokers. In all cases, brokerage recapture arrangements relate solely to expenses of the Funds and not to expenses of the Investment Manager or the Subadvisor.

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Fund Ownership of Broker-Dealer Securities

During the fiscal year ended October 31, 2011, the Managers AMG FQ Tax-Managed U.S. Equity Fund acquired securities of its “regular broker-dealers” as such term is defined in Rule 10b-1 under the 1940 Act. As of October 31, 2011, the Fund held $361,504 worth of securities of JPMorgan Chase & Co. During the fiscal year ended October 31, 2011, the Managers AMG FQ U.S. Equity Fund acquired securities of its “regular broker-dealers” as such term is defined in Rule 10b-1 under the 1940 Act. As of October 31, 2011, the Fund held $458,832 worth of securities of JPMorgan Chase & Co.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchasing Shares

Investors may open accounts directly with the Funds or through their financial planners or investment professionals, or directly with the Trust in circumstances as described in the current Prospectus. Shares may also be purchased through bank trust departments on behalf of their clients and tax-exempt employee welfare, pension and profit-sharing plans. The Trust reserves the right to determine which customers and which purchase orders the Trust will accept.

Certain investors may purchase or sell Fund shares through broker-dealers or through other processing organizations that may impose transaction fees or other charges in connection with this service. Shares purchased in this way may be treated as a single account for purposes of the minimum initial investment. The Funds may from time to time make payments to such broker-dealers or processing organizations for certain record-keeping services. Investors who do not wish to receive the services of a broker-dealer or processing organization may consider investing directly with the Trust. Shares held through a broker-dealer or processing organization may be transferred into the investor’s name by contacting the broker-dealer or processing organization or the Transfer Agent. Certain processing organizations and others may receive compensation from the Investment Manager out of its legitimate profits in exchange for selling shares or for record-keeping or other shareholder related services.

Purchase orders received by the Trust before 4:00 p.m. New York time at the address listed in the current Prospectus on any day that the NYSE is open for business will receive the net asset value computed that day. Purchase orders received after 4:00 p.m. from certain processing organizations, which have entered into contractual arrangements with the Investment Manager, will also receive that day’s offering price provided the orders the processing organization transmits to the Investment Manager were received in proper form by the processing organization before 4:00 p.m. The broker-dealer, omnibus processor or investment professional is responsible for promptly transmitting orders to the Trust. Orders transmitted to the Trust at the address indicated in the Prospectus will be promptly forwarded to the Transfer Agent.

Federal funds or bank wires used to pay for purchase orders must be in U.S. dollars and received in advance, except for certain processing organizations that have entered into contractual arrangements with the Trust. Purchases made by check are effected when the check is received, but are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank.

To ensure that checks are collected by the Trust, if shares purchased by check or by Automated Clearing House funds (“ACH”) are sold before the check has cleared, the redemption proceeds will not be processed until the check has cleared. This may take up to 15 calendar-days unless arrangements are made with the Investment Manager. However, during this 15 calendar-day period, such shareholder may exchange such shares into any series of the Trust, Managers AMG Funds, The Managers Funds or Managers Trust II, subject to applicable restrictions such as minimum investment amounts. The 15 calendar-day holding period for redemptions would still apply to shares received through such exchanges.

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If the check accompanying any purchase order does not clear, or if there are insufficient funds in your bank account, the transaction will be canceled and you will be responsible for any loss the Trust incurs. For current shareholders, the Trust can redeem shares from any identically registered account in the Trust as reimbursement for any loss incurred. The Trust has the right to prohibit or restrict all future purchases in the Trust in the event of any nonpayment for shares. The Funds and MDI reserve the right to reject any order for the purchase of shares in whole or in part. The Trust reserves the right to cancel any purchase order for which payment has not been received by the third business day following placement of the order.

In the interest of economy and convenience, share certificates will not be issued. All share purchases are confirmed to the record holder and credited to such holder’s account on the Trust’s books maintained by the Transfer Agent.

Redeeming Shares

Any redemption orders received in proper form by the Trust before 4:00 p.m. New York time on any day that the NYSE is open for business will receive the net asset value determined at the close of regular business of the NYSE on that day. Redemption orders received after 4:00 p.m. from certain processing organizations that have entered into contractual arrangements with a Fund will also be redeemed at the net asset value computed that day, provided that the orders the processing organization transmits to the Fund were received by the processing organization before 4:00 p.m.

Redemption orders received after 4:00 p.m. New York time will be redeemed at the net asset value determined at the close of trading on the next business day. Redemption orders transmitted to the Trust at the address indicated in the current Prospectus will be promptly forwarded to the Transfer Agent. If you are trading through a broker-dealer or investment advisor, such investment professional is responsible for promptly transmitting orders. The Trust reserves the right to redeem a shareholder account (after 60 days’ notice and the opportunity to reestablish the account balance) when the value of Fund shares in the account falls below the following amounts due to redemptions: (i) $500 with respect to Class A and Class C shares of Managers AMG FQ U.S. Equity Fund, Managers AMG FQ Tax-Managed U.S. Equity Fund and Managers AMG FQ Global Alternatives Fund and with respect to Investor Class shares of Managers AMG FQ Global Essentials Fund; (ii) $5,000 with respect to Service Class shares of Managers AMG FQ Global Alternatives Fund and Managers AMG FQ Global Essentials Fund; or (iii) $50,000 with respect to Institutional Class shares of Managers AMG FQ U.S. Equity Fund, Managers AMG FQ Tax-Managed U.S. Equity Fund, Managers AMG FQ Global Alternatives Fund and Managers AMG FQ Global Essentials Fund. Whether the Trust will exercise its right to redeem shareholder accounts will be determined by the Investment Manager on a case-by-case basis.

If the Trust determines that it would be detrimental to the best interest of the remaining shareholders of a Fund to make payment wholly or partly in cash, payment of the redemption price may be made in whole or in part by a distribution in kind of securities from the Fund, in lieu of cash, in conformity with applicable law. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets to cash. The method of valuing portfolio securities is described under the “Net Asset Value,” and such valuation will be made as of the same time the redemption price is determined.

Investors should be aware that redemptions from a Fund may not be processed if a redemption request is not submitted in proper form. To be in proper form, the request must include the shareholder’s taxpayer identification number, account number, Fund number and signatures of all account holders. All redemptions will be mailed to the address of record on the shareholder’s account. In addition, if shares purchased by check or ACH are sold before the check has cleared, the redemption proceeds will not be sent to the shareholder until the check has cleared. This may take up to 15 calendar-days unless arrangements are made with the Investment Manager. The Trust reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption beyond seven days as follows: (i) during periods when the NYSE is closed for other than weekends and holidays or when trading on the NYSE is restricted as determined by the SEC by rule or regulation, (ii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by a Fund of, or evaluation of the net asset value of, portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the SEC may permit.

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Exchange of Shares

As described in the Funds’ Prospectus, an investor may exchange shares of a Fund for shares of the same class of any of the other funds managed by the Investment Manager or for shares of other funds managed by the Investment Manager that are not subject to a sales charge (load). Not all funds managed by the Investment Manager offer all classes of shares or are open to new investors. In addition to exchanging into other Managers’ funds described above, an investor also may exchange shares of the Funds through the Investment Manager for shares in the Agency share class of the JPMorgan Liquid Assets Money Market Fund (the “JPMorgan Fund”) (see below for more information about the JPMorgan Fund). Because an exchange is the sale of shares of the Funds and the purchase of shares of the fund exchanged into, the usual purchase and redemption procedures, requirements and restrictions apply to each exchange. The value of the shares exchanged must meet the minimum purchase requirement of the fund for which you are exchanging them, except that there is no minimum purchase requirement to exchange into the JPMorgan Fund. Investors may exchange only into accounts that are registered in the same name with the same address and taxpayer identification number. In addition, an investor who intends to continue to maintain an account in a Fund may make an exchange out of the Fund only if following the exchange the investor would continue to meet the Fund’s minimum investment amount. Settlement on the purchase of shares of another fund will occur when the proceeds from redemption become available. Shareholders subject to federal income tax may recognize capital gains or losses on the exchange for federal income tax purposes. The Trust reserves the right to discontinue, alter or limit the exchange privilege at any time, subject to applicable law. Holding your shares through a financial intermediary, such as a broker, may affect your ability to use the exchange privilege or other investor services.

The JPMorgan Fund is advised, offered and distributed by JPMorgan Asset Management and its affiliates, but an investor may place an exchange order in the same manner as the investor places other exchange orders and as described in each Fund’s Prospectus, subject to the restrictions above. The Investment Manager has entered into a Service Agreement and Supplemental Payment Agreement with the JPMorgan Fund’s distributor and investment advisor, respectively, that provide for a cash payment to the Investment Manager with respect to the average daily net asset value of the total number of shares of the JPMorgan Fund held by customers investing through the Investment Manager. This cash payment compensates the Investment Manager for providing, directly or through an agent, administrative, sub-transfer agent and other shareholder services, and not investment advisory or distribution related services.

Cost Basis Reporting

Upon the redemption or exchange of Fund shares, the Funds or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide you and the IRS with cost basis and certain other related tax information about the Funds’ shares you redeemed or exchanged. See the Funds’ Prospectus for more information.

Reductions and Waivers of Sales Charges

The following section applies only to Class A and Class C shares of the Managers AMG FQ U.S. Equity Fund, the Managers AMG FQ Tax-Managed U.S. Equity Fund and the Managers AMG FQ Global Alternatives Fund.

Reduction of Class A Sales Charge

Rights of Accumulation. The Funds offer to all qualifying investors rights of accumulation under which investors are permitted to purchase shares of the Funds at the price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then current net asset value of the purchaser’s holdings of shares of the Fund and any other funds managed by the Investment Manager. Acceptance of the purchase order is subject to confirmation of qualification. The rights of accumulation may be amended or terminated at any time as to subsequent purchases.

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Letter of Intent. Any shareholder may qualify for a reduced sales charge on purchases of shares made within a 13-month period pursuant to a Letter of Intent (“LOI”). Class A shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI. A Class A shareholder may include, as an accumulation credit towards the completion of such LOI, the value of all shares of all Funds of the Managers Fund Complex owned by the shareholder. Such value is determined based on the net asset value on the date of the LOI. During the term of an LOI, the Transfer Agent will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if the indicated amount on the LOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. A LOI does not obligate the investor to buy or a Fund to sell the indicated amount of the LOI. If a Class A shareholder exceeds the specified amount of the LOI and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of the expiration of the LOI. The resulting difference in offering price will purchase additional Class A shares for the shareholder’s account at the applicable offering price. If the specified amount of the LOI is not purchased, the shareholder shall remit to the Transfer Agent an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A shareholder does not within 20 days after a written request by the Transfer Agent pay such difference in sales charge, the Transfer Agent will redeem an appropriate number of escrowed shares in order to realize such difference. Additional information about the terms of the LOI are available from your broker, dealer or other financial intermediary or from the Transfer Agent at (800) 835-3879.

Waiver of Class A Initial Sales Charge

In certain circumstances, no sales charge is imposed on sales of Class A shares to certain investors. However, in order for the Class A sales charge waivers to be effective, the Transfer Agent must be notified of the waiver when the purchase order is placed. The Transfer Agent may require evidence of your qualification for the waiver. The Investment Manager in its discretion may waive the sales charge for certain eligible investors, including:

•	By current or retired officers and trustees of the Trust and other funds in the Managers Fund Complex, as well as their family members;

•

By current or retired officers, directors and employees of AMG and certain participating affiliated companies of AMG, and the immediate family members of any such officer, director or employee (including parents, grandparents, spouse, children, grandchildren, siblings, father-in-law, mother-in-law, sister/brother-in-law, daughter/son-in-law, niece, nephew, and domestic partners), and a trust or plan established primarily for the benefit of any of the foregoing persons;

•

By any participant in (i) a tax qualified retirement plan provided that the initial amount invested by the plan totals $500,000 or more, the plan has 50 or more employees eligible to participate at the time of purchase, or the plan certifies that it will have projected annual contributions of $200,000 or more; or (ii) by one of a group of tax qualified employee benefit plans that purchase through an omnibus account relationship with the Funds maintained by a single service provider, provided that such plans make an aggregated initial investment of $500,000 or more;

•

By an omnibus account established by a sponsor for tax-qualified employee benefit plans where the sponsor provides recordkeeping services for the plans, and has entered into an agreement with MDI, the Investment Manager or the Trust in connection with such account;

•

By an omnibus account established by an administrator for tax-qualified employee benefit plans where the administrator provides recordkeeping and administrative services for the plans, and has entered into an agreement with MDI or the Investment Manager in connection with such account;

•	By certain brokers, dealers, and other financial intermediaries that have selling agreements with MDI or services agreements with the Investment Manager;

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•

By any charitable organization, state, county, city, or any instrumentality, department, authority or agency thereof which has determined that Class A is a legally permissible investment and which is prohibited by applicable investment law from paying a sales charge or commission in connection with the purchase of shares of any registered management investment company;

•

By one or more members of a group of at least 100 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor children of such persons, pursuant to a marketing program between MDI and such group;

•

Through an investment advisor who makes such purchases through a broker, dealer, or other financial intermediary (each of which may impose transaction fees on the purchase), or by an investment advisor for its own account or for a bona fide advisory account over which the investment advisor has investment discretion;

•

Through bank trust departments or trust companies on behalf of bona fide trust or fiduciary accounts by notifying MDI in advance of purchase; a bona fide advisory, trust or fiduciary account is one which is charged an asset-based fee and whose purpose is other than purchase of Fund shares at net asset value;

•	By purchasers in connection with investments related to a bona fide medical savings account; or

•	By an account established under a wrap fee or asset allocation program where the account holder pays the sponsor an asset-based fee.

Class C shares are offered without an initial sales charge to investors. However, a CDSC may apply if the shares are sold within 12 months of purchase. Please see the Funds’ Prospectus for more information on CDSCs.

Waivers of Contingent Deferred Sales Charge for Class C Shares

•	To obtain a waiver of the contingent deferred sales charge, you must notify the Transfer Agent, who may require evidence of your qualification. The contingent deferred sales charge will not apply to:

•

Benefit payments under Retirement Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service or any excess contribution or distribution under Retirement Plans.

•

Eligible Mandatory Distributions under 403(b) Plans and individual retirement accounts to shareholders who have attained the age of 70 1/2 (waiver applies only to amounts necessary to meet the required minimum amount).

•	Death or disability (as defined in Section 72(m)(7) of the Code) of the shareholder if such shares are redeemed within one year of death or determination of disability.

•

Payments under a Systematic Withdrawal Plan (“SWP”) not to exceed 10% of the account value per year. The 10% threshold will be calculated as of the date of the initial SWP payment, and re-calculated annually on the anniversary date thereof. Shares acquired from dividend and capital gain reinvestment are included in calculating the account value and the 10% threshold. If the total of such SWP payments within the twelve months subsequent to a calculation date exceeds the 10% threshold, then the entire SWP for the period shall be subject to the applicable sales load. To qualify for SWP treatment, an account must have a minimum value of $25,000 at inception of the Plan.

Net Asset Value

Each class of shares computes its net asset value (“NAV”) once daily on Monday through Friday on each day on which the NYSE is open for trading, at the close of business of the NYSE, usually 4:00 p.m. New York time. The NAV will not be computed on the day the following legal holidays are observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor

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Day, Thanksgiving Day and Christmas Day. The Funds may close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The time at which orders are accepted and shares are redeemed may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. New York time.

The NAV per share of each class of a Fund is equal to the value of the class’s net worth (assets minus liabilities) divided by the number of shares outstanding for that class. Equity securities listed on a U.S. securities exchange (including ADRs and GDRs) are valued at the last quoted sale price on the exchange where such securities are principally traded as of the close of the exchange’s or such market’s regular trading hours on the valuation date, or, lacking any sales, at the last quoted bid price. Equity securities traded on NASDAQ or in a U.S. OTC market (including ADRs) are valued at the official closing price as of the close of the market’s regular trading hours on the valuation date, or, lacking any sales, on the basis of the last quoted bid price. Equity securities traded primarily on non-U.S. stock exchanges or in non-U.S. OTC markets are valued at each market’s official closing price if one is available and is representative of the overall market. Otherwise, equity securities traded primarily on non-U.S. stock exchanges or in non-U.S. OTC markets are valued on the basis of the last quoted sale price as of the close of the regular trading hours of the principal exchange or the OTC market on which the security is traded on the valuation date, or, lacking any sales, on the basis of the last quoted bid price. Debt obligations with maturities of sixty (60) days or less are valued at amortized cost. Debt obligations with maturities of more than 60 days are valued using the evaluated bid price or the mean between the evaluated bid and ask prices. Notwithstanding the foregoing, currencies, financial derivative instruments (including futures contracts on equity and fixed-income securities, security indexes and options on futures contracts securities and security indexes, swap contracts and exchange traded swaps) and IPOs will be valued in accordance with each Fund’s valuation procedures adopted from time to time. In the event that the market quotation for a portfolio instrument is not deemed to be readily available or if a Fund’s service providers believe the quotation to be unreliable pursuant to the Fund’s Market Value Procedures, the portfolio instrument is valued at fair value, as determined in good faith and pursuant to the Fund’s Fair Value Procedures established by the Trustees. All portfolio instrument valuations described above on a valuation date shall be valuations of such instruments as of or prior to the close of business of the NYSE.

Frequent Purchase and Redemption Arrangements

The Trust does not have any arrangements with any person to permit frequent purchases and redemptions of Fund shares, and no compensation or other consideration is received by the Funds, the Investment Manager or any other party in this regard.

Dividends and Distributions

Each Fund declares and pays dividends and distributions as described in the Funds’ current Prospectus.

If a shareholder has elected to receive dividends and/or their distributions in cash and the postal or other delivery service is unable to deliver the checks to the shareholder’s address of record, the dividends and/or distribution will automatically be converted to having the dividends and/or distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed dividend or redemption checks.

CERTAIN FEDERAL INCOME TAX MATTERS

The following summary of certain U.S. federal income tax considerations is intended for general informational purposes only. This discussion is not tax advice. This discussion does not address all aspects of taxation (including state, local and foreign taxes) that may be relevant to particular shareholders in light of their own investment or tax circumstances, or to particular types of shareholders (including insurance companies, tax-deferred retirement plans, financial institutions or broker-dealers, foreign corporations, and persons who are not citizens or residents of the United States) subject to special treatment under U.S. federal income tax laws. This summary is based on the Code (as defined above), the regulations thereunder, published rulings and court decisions, in effect as of the date of this SAI. These laws are subject to change, possibly on a retroactive basis.

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YOU ARE ADVISED TO CONSULT YOUR OWN TAX ADVISOR WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES OF AN INVESTMENT IN A FUND IN LIGHT OF YOUR PARTICULAR CIRCUMSTANCES. THIS DISCUSSION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING.

Federal Income Taxation of the Funds—in General

Each Fund intends to qualify and to be treated each taxable year as a “regulated investment company” under Subchapter M of the Code. In order to so qualify and be treated, each Fund must, among other things:

(a) derive at least 90% of its gross income in each taxable year from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below) (all such income, “Qualifying Income”);

(b) invest the Fund’s assets in such a manner that, as of the close of each quarter of the taxable year, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items (including receivables), U.S. Government securities and securities of other regulated investment companies, and other securities limited in respect of any one issuer (except with regard to certain investment companies furnishing capital to development corporations) to an amount not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer, and (ii) no more than 25% of the value of the Fund’s total assets be invested in (x) the securities (other than U.S. Government securities or the securities of other regulated investment companies) of any one issuer, or two or more issuers each of which the Fund owns 20% or more of the total combined voting power of all classes of stock entitled to vote and that are engaged in the same or similar trades or businesses or related trades or businesses or (y) the securities of one or more “qualified publicly traded partnerships” (as defined below); and

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year.

In general, for purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as Qualifying Income only to the extent such income is attributable to items of income of the partnership which would be Qualifying Income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the Qualifying Income described in paragraph (a)(i) above) will be treated as Qualifying Income. In general, such entities will be treated as partnerships for U.S. federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification test in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (b) above.

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If a Fund qualifies for treatment as a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (net long-term capital gains in excess of the sum of net short-term capital losses and any capital loss carryovers from prior years), if any, that it distributes to shareholders in the form of dividends (including Capital Gain Dividends, as defined below) on a timely basis. The extent of a Fund’s investments in certain derivative instruments, including certain swap transactions, may be limited by the Fund’s intention to qualify and to be treated as a regulated investment company.

Gains from foreign currencies (including foreign currency options, foreign currency futures and foreign currency forward contracts) currently constitute Qualifying Income for purposes of the 90% test. However, the Treasury Department has the authority to issue regulations (possibly retroactively) excluding from the definition of Qualifying Income a Fund’s foreign currency gains to the extent that such income is not directly related to the Fund’s principal business of investing in stock or securities. This could affect the qualification of a Fund as a regulated investment company.

If a Fund were to fail to meet the income, diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions or disposing of certain assets. If a Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise to fail to qualify for treatment as a regulated investment company for such year, it would lose the beneficial tax treatment accorded regulated investment companies under Subchapter M of the Code and all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. All distributions by such a Fund, including any distributions of net long-term capital gains, would be taxable to shareholders in the same manner as other regular corporate dividends to the extent of the Fund’s current or accumulated earnings and profits. Some portions of such distributions might be eligible for treatment as “qualified dividend income” (defined below) for individuals and for the dividends-received deduction for corporate shareholders. A Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

If a Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such calendar year and 98.2% of its capital gain net income for the one-year period ending on October 31 of such calendar year, plus any such amounts retained from the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For purposes of the required excise tax distribution, a regulated investment company’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year generally are treated as arising on January 1 of the following calendar year. Also, for these purposes, a Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year. Each Fund intends to make sufficient distributions to avoid this 4% excise tax, although there can be no assurance that it will be able to do so.

Taxation of Fund Investments

Certain Debt Securities: Original Issue Discount; Market Discount. For U.S. federal income tax purposes, some debt securities that are acquired by the Funds, including all zero coupon debt securities, with a fixed maturity date of more than one year from the date of issue may be treated as having original issue discount (“OID”). OID generally can be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. OID is treated for U.S. federal income tax purposes as interest income earned by a Fund, which will comprise a part of the Fund’s investment company taxable income required to be distributed to shareholders as described above, whether or not cash on the debt security is actually received. Generally, the amount of OID accrued each year is determined on the basis of a constant yield to maturity which takes into account the compounding of interest.

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Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation over the purchase price of such obligation (or in the case of an obligation issued with OID, its “revised issue price”). Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Alternatively, a Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in a Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by a Fund may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). Such Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security The rate at which OID or acquisition discount accrues, and thus is included in a Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Pay-in-kind bonds also will give rise to income which is required to be distributed and is taxable even though a Fund holding the security receives no interest payment in cash on the security during the year.

If a Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of a Fund or, if necessary, by liquidation of portfolio securities including at a time when it may not be advantageous to do so. A Fund may realize gains or losses from such liquidations. In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend (see “Federal Income Taxation of Shareholders,” below) than they would in the absence of such transactions.

Junk Bonds. If a Fund invests in high yield OID obligations issued by corporations (including tax-exempt obligations), a portion of the OID accruing on the obligation may be treated as taxable dividend income. In such cases, if the issuer of the high yield discount obligation is a domestic corporation, dividend payments by a Fund attributable to such portion of accrued OID may be eligible for the dividends-received deduction for corporate shareholders.

Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as whether or to what extent a Fund should recognize market discount on a debt obligation, when a Fund may cease to accrue interest, OID or market discount, when and to what extent a Fund may take deductions for bad debts or worthless securities and how a Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by each Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

REITs. Any investment by a Fund in equity securities of REITs qualifying as real estate investment trusts under Subchapter M of the Code may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Investments in REIT equity securities also may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by a Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income (see “Federal Income Taxation of Shareholders,” below).

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A Fund may invest indirectly (e.g., through REITs) in residual interests in real estate mortgage investment conduits (“REMICs”) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in the fall of 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, a Fund investing in such interests may not be a suitable investment for charitable remainder trusts, as noted under “Tax-Exempt Shareholders” below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), and (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income.

Foreign Currency Transactions. Any transaction by a Fund in foreign currencies, foreign currency-denominated debt obligations or certain foreign currency options, futures contracts or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Funds to offset income or gains earned in subsequent taxable years.

Commodity-Linked Instruments. The Managers AMG FQ Global Essentials Fund’s investments in commodity-linked ETNs and other commodity-linked instruments can be limited by the Fund’s intention to qualify as a regulated investment company, and can limit the Fund’s ability to so qualify. Income and gains from certain commodity-linked instruments do not constitute Qualifying Income to a regulated investment company for purposes of the 90% gross income test described above. The tax treatment of some other commodity-linked instruments in which the Fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute Qualifying Income to a regulated investment company. Notwithstanding the foregoing, the Managers AMG FQ Global Essentials Fund believes that the income and gain that it derives from its investments in commodity-linked ETNs and other commodity-linked instruments should constitute Qualifying Income to the Fund. If the income or gain from a particular instrument were later determined not to constitute Qualifying Income, and, together with any other nonqualifying income, caused the Fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a regulated investment company unless it were eligible to and were to pay a tax at the Fund level to cure such failure.

Options Contracts, Futures Contracts, Foreign Currency Forward Contracts, ETNs, Swaps and Other Derivatives. A Fund’s use of options contracts, futures contracts, foreign currency forward contracts, ETNs, swaps and other derivatives, if any, may cause the Fund to recognize taxable income in excess of the cash generated by such instruments. As a result, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements under the Code. A Fund’s use of options contracts, futures contracts, foreign currency forward contracts, ETNs, swaps and other derivatives could also affect the amount, timing, and character of a Fund’s distributions. In addition, because the tax rules applicable to such investments may be uncertain under current U.S. federal income tax law, an adverse determination or future IRS guidance with respect to these rules may affect whether a Fund has derived its income from the proper sources, made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

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Investments of Managers AMG FQ Global Essentials Fund, Managers AMG FQ Global Alternatives Fund and certain of the other Funds’ investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains in the Fund’s income for purposes of the excise tax and the distribution requirements applicable to regulated investment companies; (ii) defer recognition of realized losses; (iii) cause adjustments in the holding periods of portfolio securities; (iv) convert capital gains into ordinary income; (v) characterize both realized and unrealized gains or losses as short-term or long-term, irrespective of the holding period of the investment; and (vi) require inclusion of unrealized gains or losses in the Fund’s income for purposes of determining whether 90% of the Fund’s gross income is Qualifying Income. Such provisions may apply to, among other investments, futures contracts, options on futures contracts, options on securities, options on security indices, swaps, short sales and foreign securities. Each Fund will monitor its transactions and may make certain tax elections available to it in order to mitigate the impact of these rules and prevent disqualification of the Fund as a regulated investment company.

In general, option premiums received by a Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by a Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a Fund’s obligation under an option other than through the exercise of the option generally will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by a Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

Certain futures contracts entered into by a Fund as well as listed non-equity options written or purchased by a Fund on U.S. exchanges (including options on debt securities, futures contracts and equity indices) will be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain section 1256 contracts are treated as ordinary in character (See “Foreign Currency Transactions” above). Also, section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates prescribed in the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized.

The timing and character of income and losses arising in respect of swap contracts are, in many instances, unclear. The tax treatment of a payment made or received on a swap contract held by a Fund, and in particular, whether such payment is, in whole or in part, capital or ordinary in character, will vary depending upon the terms of the particular swap contract.

Transactions in options, futures and forward contracts and swaps undertaken by the Funds may result in “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund, and losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expenses) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that a Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to the Funds are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

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Certain of a Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of a Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between the Fund’s book income and the Fund’s taxable income. If a Fund’s book income exceeds its taxable income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits,(ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than its taxable income the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Repurchase Agreements and Securities Loans. Any distribution of income that is attributable to (i) income received by the Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by the Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, may not constitute qualified dividend income to individual shareholders and may not be eligible for the dividends-received deduction for corporate shareholders (see “Federal Income Taxation of Shareholders,” below).

Passive Foreign Investment Companies. Under the Code, investments in certain foreign investment companies that qualify as “passive foreign investment companies” (“PFICs”) are subject to special tax rules. A PFIC is any foreign corporation in which (i) 75% or more of the gross income for the taxable year is passive income, or (ii) the average percentage of the assets (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, “passive income” for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

Equity investments by a Fund in certain PFICs could subject the Fund to U.S. federal income tax (including interest charges) on distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC, which tax cannot be eliminated by making distributions to Fund shareholders. In addition, certain interest charges may be imposed on the Fund as a result of such distributions. However, a Fund may avoid this tax treatment by electing to treat the PFIC as a “qualified electing fund” (i.e. make a “QEF election”), in which case the Fund will be required to include its share of the PFIC’s income and net capital gain annually, regardless of whether it receives any distribution from the PFIC. Alternatively, a Fund may make an election to mark the gains (and to a limited extent losses) in its PFIC holdings “to the market” as though it had sold and repurchased those holdings on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increasing the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. A fund that indirectly invests in PFICs by virtue of the fund’s investment in other investment companies may not make such elections; rather, the underlying investment companies directly investing in PFICs would decide whether to make such elections.

Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.” Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and interest charges described above in some instances.

Investment in Other Funds. A Fund’s investments in shares of other mutual funds, ETFs or other companies that are taxed as regulated investment companies (each an “investment company”), as well as certain investments in REITs , can cause the Fund to be required to distribute greater amounts of net investment income

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or net capital gain than the Fund would have distributed had it invested directly in the securities held by the investment company, rather than in shares of the investment company. Further, the amount or timing of distributions from a Fund qualifying for treatment as a particular character (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment company.

If a Fund receives dividends from an investment company and the investment company reports such dividends as qualified dividend income, then the Fund is permitted in turn to report a portion of its distributions as qualified dividend income, provided the Fund meets holding period and other requirements with respect to shares of the investment company.

If a Fund receives dividends from an investment company and the investment company reports such dividends as eligible for the dividends-received deduction, then the Fund is permitted in turn to report its distributions derived from those dividends as eligible for the dividends-received deduction as well, provided the Fund meets holding period and other requirements with respect to shares of the investment company.

Federal Income Taxation of Shareholders

For U.S. federal income tax purposes, distributions of investment income are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned or is considered to have owned the investments that generated them, rather than how long a shareholder may have owned shares in such Fund. In general, a Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to loss carryforwards) that are properly reported by a Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains. Distributions from capital gains are generally made after applying any available capital loss carryovers. Long-term capital gain rates applicable to individuals have been temporarily reduced—in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning before January 1, 2013. These reduced rates will expire for taxable years beginning on or after January 1, 2013, unless Congress enacts legislation providing otherwise. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income.

Effective for taxable years beginning on or after January 1, 2013, the “net investment income” of individuals, estates and trusts will be subject to a new 3.8% Medicare contribution tax, to the extent such income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends paid by a Fund, including any capital gain dividends but excluding any exempt-interest dividends, and net capital gains recognized on the sale, redemption or exchange of shares of a Fund. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.

Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and may distribute its net capital gain. Taxable income that is retained by a Fund will be subject to tax at regular corporate rates. Each Fund may also retain for investment its net capital gain. If a Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax

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deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

Any dividend declared in October, November or December of any calendar year and made payable to shareholders of record in any such month is treated as received by such shareholder on December 31 of such calendar year, provided that a Fund pays the dividend on or before January 31 of the following calendar year.

Distributions are taxable to shareholders in the same manner whether shareholders receive them in cash or reinvest them in additional shares through a dividend reinvestment plan.

Distributions by a Fund will result in a reduction in the fair market value of such Fund’s shares. A distribution may be taxable to the shareholder even though, from an investment standpoint, it may constitute a partial return of capital. In particular, an investor that purchases shares just prior to a taxable distribution will then receive a return of investment upon distribution which will nevertheless be taxable to this shareholder as ordinary income or capital gain.

For taxable years beginning before January 1, 2013, “qualified dividend income” received by an individual will be taxed at the rates applicable to long-term capital gain. This provision will expire for taxable years beginning on or after January 1, 2013, unless Congress enacts legislation providing otherwise. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (i) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (ii) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (iii) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (iv) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a PFIC. Distributions received by a Fund from REITs generally will not constitute qualified dividend income.

In general, distributions of investment income reported by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares.

If the qualified dividend income received by each Fund during any taxable year is 95% or more of its “gross income,” then 100% of the Fund’s dividends (other than Capital Gain Dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss.

A portion of the dividends paid by the Funds to shareholders that are corporations (other than S corporations) may be eligible for the 70% dividends-received deduction (subject to a holding period requirement imposed by the Code) to the extent such dividends are derived from dividends received from U.S. corporations. However, any distributions received by a Fund from REITs or PFICs will not qualify for the corporate dividends-received deduction.

The ultimate tax characterization of a Fund’s distributions made in a taxable year cannot be determined until after the end of that taxable year. As a result, there is a possibility that a Fund may make total distributions during a taxable year in an amount that exceeds the net investment income and net capital gains a Fund realizes

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that year, in which case the excess generally will be treated as a return of capital to shareholders. A return of capital reduces a shareholder’s tax basis in Fund shares, with any amounts exceeding such basis treated as gain from the sale of such shares. To the extent a return of capital reduces a shareholder’s tax basis in Fund shares, the return of capital reduces any loss or increases any gain on the subsequent taxable disposition by a shareholder of those shares.

Sale or Redemption of Shares. The sale, exchange, or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Fund shares held by a shareholder for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares.

Further, all or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under the Code’s “wash-sale” rule if other substantially identical shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Other Taxation

Foreign Taxes. Income received by a Fund (or an investment company in which a Fund has invested) from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund’s assets to be invested within various countries is not known. This will decrease a Fund’s yield on securities subject to such taxes. If more than 50% of the Fund’s assets at year end consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by the Fund. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by the Fund is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. If a Fund does not meet the 50% test described above, it will not qualify to pass through to shareholders foreign tax credits borne in respect of foreign securities income earned by investment companies in which the Fund invests.

Shareholders are advised to consult their own tax advisors with respect to the treatment of foreign source income and foreign taxes under the U.S. federal income tax laws.

Backup Withholding. Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2012. This rate will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2012, unless Congress enacts tax legislation providing otherwise.

Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Tax-Exempt Shareholders. Income of a regulated investment company such as a Fund that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt

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shareholder of the Fund. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

A tax-exempt shareholder may also recognize UBTI if a Fund recognizes “excess inclusion income” derived from direct or indirect investments (e.g., through REITs) in residual interests in REMICs or equity interests in TMPs as described above, if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in the fall of 2006, a CRT will not recognize UBTI as a result of investing in a Fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. CRTs are urged to consult their tax advisors concerning the consequences of investing in the Fund.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisor to determine the suitability of shares of the Funds as an investment through such plans.

Tax Shelter Reporting Regulations. Under Treasury Regulations, if a shareholder realizes a loss on disposition of a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Shareholder Reporting Obligations With Respect to Foreign Bank and Financial Accounts. Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of the Fund by vote or value could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on Treasury Department Form TD F 90-22.1, Report of Foreign Bank and Financial Accounts (“FBAR”). Shareholders should consult a tax advisor regarding the applicability to them of this reporting requirement.

Other Reporting and Withholding Requirements. Rules enacted in March 2010 require the reporting to the IRS of direct and indirect ownership of foreign financial accounts and foreign entities by U.S. persons. Failure to provide this required information can result in a 30% withholding tax on certain payments (“withholdable payments”) , beginning in 2014 or 2015, depending on the type of payment. Specifically, withholdable payments subject to this 30% withholding tax include payments of U.S.-source dividends and interest made on or after January 1, 2014, and payments of gross proceeds from the sale or other disposal of property that can produce U.S.-source dividends or interest made on or after January 1, 2015.

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The IRS has issued preliminary guidance with respect to these new rules; such guidance is potentially subject to material change. Very generally, it is possible that distributions made by the Fund on or after the dates noted above (or such later date as may be provided in future guidance), including a distribution in redemption of shares, to a shareholder will be subject to the new 30% withholding requirement. Payments to a foreign shareholder that is a “foreign financial institution” will generally be subject to withholding, unless such shareholder timely enters into and complies with an agreement with the IRS or otherwise complies with applicable guidance. Payments to shareholders that are U.S. persons will generally not be subject to withholding, so long as such shareholders provide the Fund with such certifications or other documentation as the Fund requires to comply with these rules. Persons investing in the Fund through an intermediary should contact their intermediary regarding the application of this reporting and withholding regime to their investments in the Fund.

Shareholders are urged to consult a tax advisor regarding this reporting and withholding regime, in light of their particular circumstances.

State and Local Taxes

Each Fund is a series of a Massachusetts business trust. Under current law, neither the Trust nor any of the Funds is liable for any income or franchise tax in The Commonwealth of Massachusetts, provided that each Fund continues to qualify as a regulated investment company under Subchapter M of the Code. However, each Fund may be subject to state and/or local taxes in other jurisdictions in which such Fund is deemed to be doing business. In addition, the treatment of each Fund and its shareholders in those states which have income tax laws might differ from treatment under the U.S. federal income tax laws. Shareholders should consult with their own tax advisors concerning the state and local tax consequences of investing in the Funds.

EACH SHAREHOLDER SHOULD CONSULT A TAX ADVISOR ABOUT THE APPLICATION OF FEDERAL, STATE, LOCAL AND FOREIGN TAX LAWS TO AN INVESTMENT IN A FUND IN LIGHT OF THE SHAREHOLDER’S PARTICULAR TAX SITUATION.

OTHER INFORMATION

Massachusetts Business Trust

Each Fund is a series of a “Massachusetts business trust.” A copy of the Declaration of Trust for the Trust is on file in the office of the Secretary of The Commonwealth of Massachusetts. The Declaration of Trust and the ByLaws of the Trust are designed to make the Trust similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability and is described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of a Fund or the Trust and that every note, bond, contract, certificate or undertaking made on behalf of a Fund or the Trust shall contain a provision to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by a Fund. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Fund. The Trustees of the Trust intend to conduct the operations of the Trust in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Funds.

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The Declaration of Trust further provides that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Funds or the Trust, except if the liability arises from his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties to such third persons. It also provides that all third persons shall look solely to the property of the Funds for any satisfaction of claims arising in connection with the affairs of the Funds. The Trust’s Declaration of Trust also provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Funds, except against any liability arising out of such Trustee or officer’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

Description of Shares

The Trust is an open-end management investment company organized as a Massachusetts business trust in which each Fund represents a separate series of shares of beneficial interest. See “Massachusetts Business Trust” above. The Trustees may classify or reclassify any series of the Trust into one or more classes. The Trustees have authorized the issuance of three classes of shares of Managers AMG FQ U.S. Equity Fund and Managers AMG FQ Tax-Managed U.S. Equity Fund – the Class A, Class C and Institutional Class shares. The Trustees have authorized the issuance of four classes of shares of Managers AMG FQ Global Alternatives Fund – the Class A, Class C, Service Class and Institutional Class shares. The Trustees have authorized the issuance of three classes of shares of Managers AMG FQ Global Essentials Fund – the Investor Class, Service Class and Institutional Class shares.

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of one or more series and to divide or combine the shares of any series, if applicable, without changing the proportionate beneficial interest of each shareholder in a Fund or assets of another series, if applicable. Each share of a Fund represents an equal proportional interest in the Fund with each other share. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders. See “Massachusetts Business Trust” above. Shares of the Funds have no preemptive or conversion rights and are fully paid and nonassessable. The rights of redemption and exchange are described in the current Prospectus and in this SAI.

The shareholders of the Trust are entitled to one vote for each whole share held of a Fund (or a proportionate fractional vote in respect of a fractional share), on matters on which shares of a Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of the Trust not to hold annual meetings of shareholders. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or by the Trust’s Declaration of Trust.

The Trustees have authorized the issuance and sale to the public of shares of several series of the Trust. The Trustees may authorize the issuance of shares of additional series of the Trust. The proceeds from the issuance of any additional series would be invested in separate, independently managed portfolios with distinct investment objectives, policies and restrictions, and share purchase, redemption and net asset value procedures. All consideration received by the Trust for shares of any additional series, and all assets in which such consideration is invested, would belong to that series, subject only to the rights of creditors of the Trust and would be subject to the liabilities related thereto. Shareholders of any additional series will approve the adoption of any management contract, distribution agreement and any changes in the investment policies of any such additional series, to the extent required by the 1940 Act.

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Additional Information

This SAI and the Funds’ Prospectus do not contain all of the information included in the Trust’s Registration Statement filed with the SEC under the 1933 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statement, including the Exhibits filed therewith, may be examined at the office of the SEC in Washington DC.

Statements contained in the SAI and the Funds’ Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an Exhibit to the Registration Statement. Each such statement is qualified in all respects by such reference.

No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Funds’ Prospectus or this SAI, in connection with the offer of shares of the Funds and, if given or made, such other representations or information must not be relied upon as having been authorized by the Trust, the Funds or MDI. The Funds’ Prospectus and this SAI do not constitute an offer to sell or solicit an offer to buy any of the securities offered thereby in any jurisdiction to any person to whom it is unlawful for the Funds or MDI to make such offer in such jurisdictions.

FINANCIAL STATEMENTS

The Funds’ audited financial statements for the fiscal year ended October 31, 2011 and the related Notes to the Financial Statements for the Funds, as well as the Reports of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP, from each Fund’s Annual Report for the fiscal year ended October 31, 2011 are incorporated by reference into this SAI (meaning such documents are legally a part of this SAI) and are on file with the SEC. The Funds’ Annual and Semi-Annual Reports are available without charge by calling the Funds at (800) 835-3879 or by visiting the Funds’ Website at www.managersinvest.com or on the SEC’s Website at www.sec.gov.

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APPENDIX A

DESCRIPTION OF BOND RATINGS ASSIGNED BY

STANDARD & POOR’S AND MOODY’S INVESTORS SERVICE

A Fund’s investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody’s or S&P or, if unrated, determined by the Subadvisor to be of comparable quality). The percentage of a Fund’s assets invested in securities in a particular rating category will vary. The following is a description of Moody’s and S&P’s rating categories applicable to fixed income securities.

Moody’s Investors Service

Long-Term Obligation Ratings

Moody’s long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Obligation Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

A-1

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay shortterm obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

U.S. Municipal Short-Term Debt and Demand Obligation Ratings

Short-Term Obligation Ratings

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels — MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

A-2

VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

A-3

Standard & Poor’s Ratings Services

Issue Credit Rating Definitions

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days, including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

AAA: An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

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CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C: A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D: An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or Minus (-): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Rating Definitions

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1: A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2: A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

A-5

B-3: A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

SPUR (Standard & Poor’s Underlying Rating): This is a rating of a stand-alone capacity of an issue to pay debt service on a credit-enhanced debt issue, without giving effect to the enhancement that applies to it. These ratings are published only at the request of the debt issuer/obligor with the designation SPUR to distinguish them from the credit-enhanced rating that applies to the debt issue. Standard & Poor’s maintains surveillance of an issue with a published SPUR.

Municipal Short-Term Note Ratings Definitions

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

Dual Ratings

Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

The ratings and other credit related opinions of Standard & Poor’s and its affiliates are statements of opinion as of the date they are expressed and not statements of fact or recommendations to purchase, hold, or sell any securities or make any investment decisions. Standard & Poor’s assumes no obligation to update any information

A-6

following publication. Users of ratings and credit related opinions should not rely on them in making any investment decision. Standard &Poor’s opinions and analyses do not address the suitability of any security. Standard & Poor’s Financial Services LLC does not act as a fiduciary or an investment advisor. While Standard & Poor’s has obtained information from sources it believes to be reliable, Standard & Poor’s does not perform an audit and undertakes no duty of due diligence or independent verification of any information it receives. Ratings and credit related opinions may be changed, suspended, or withdrawn at any time.

Active Qualifiers (Currently applied and/or outstanding)

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and therefore may be based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

preliminary: Preliminary ratings, with the ‘prelim’ qualifier, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by Standard & Poor’s of appropriate documentation. Standard & Poor’s reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

•	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

•

Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies.

•

Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or postbankruptcy issuer as well as attributes of the anticipated obligation(s).

•

Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor’s opinion, documentation is close to final. Preliminary ratings may also be assigned to these entities’ obligations.

A-7

•

Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, Standard & Poor’s would likely withdraw these preliminary ratings.

•	A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

sf: The (sf) subscript is assigned to all issues and issuers to which a regulation, such as the European Union Regulation on Credit Rating Agencies, requires the assignment of an additional symbol which distinguishes a structured finance instrument or obligor (as defined in the regulation) from any other instrument or obligor. The addition of this subscript to a credit rating does not change the definition of that rating or our opinion about the issue’s or issuer’s creditworthiness.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

unsolicited: Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor’s and not at the request of the issuer or its agents.

Inactive Qualifiers (No longer applied or outstanding)

*: This symbol indicated continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c: This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable. Discontinued use in January 2001.

pr: The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

q: A ‘q’ subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r: The ‘r’ modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an ‘r’ modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor’s discontinued the use of the ‘r’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

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APPENDIX B

Overview

First Quadrant, L.P.

Proxy Voting

Policies and Procedures

Investment Advisers Act of 1940 Rule 206(4)-6 imposes a number of requirements on investment advisers that have voting authority with respect to securities held in their clients’ portfolios. The SEC states that the duty of care requires an adviser with proxy voting authority to monitor corporate actions and to vote the proxies. To satisfy its duty of loyalty, an adviser must cast the proxy votes in a manner consistent with the best interests of its clients, and must never put the adviser’s own interest above those of its clients. First Quadrant defines the best interest of a client to mean the best economic interest of the holders of the same or similar securities of the issuer held in the client’s account.

These written policies and procedures are designed to reasonably ensure that First Quadrant, L.P. (“First Quadrant”) votes proxies in the best interest of clients for whom First Quadrant has voting authority and describe how the adviser addresses material conflicts between its interests and those of its clients with respect to proxy voting.

First Quadrant utilizes the services of an independent outside proxy service, Glass Lewis & Co (“Glass Lewis”), to act as agent1 for the proxy process, to maintain records on proxy voting for our clients, and to provide independent research on corporate governance, proxy, and corporate responsibility issues. In addition, First Quadrant has adopted as its own policies those of Glass Lewis’ proxy voting guidelines.

First Quadrant maintains a Proxy Committee (the “Committee”), made up of senior members of management, which is responsible for deciding what is in the best interests of each client when deciding how proxies are voted. The Committee meets at least annually to review, approve, and adopt as First Quadrant’s own policies, Glass Lewis proxy voting guidelines. Any changes to the Glass Lewis voting guidelines must be reviewed, approved, and adopted by the Committee at the time the changes occur.

A copy of First Quadrant’s proxy voting policies is available upon request to the individual noted below under How to Obtain Voting Information. Because circumstances differ between clients, some clients contractually reserve the right to vote their own proxies or contractually may direct First Quadrant to vote certain of their proxies in a specific manner, in which case the Committee will assume the responsibility for voting the proxies in accordance with the client’s desires.

First Quadrant’s portfolio management group also monitors corporate actions, ensuring notifications from custodians and/or information from Bloomberg or other electronic surveillance systems is recorded in our portfolio management and accounting systems.

Voting Client Proxies

When a new portfolio is opened and First Quadrant has ascertained either through language found within the investment management agreement or through written correspondence with the client that First Quadrant is responsible for voting proxies, a letter is sent to the custodian informing them that Glass Lewis will act as First Quadrant’s proxy voting agent and advising them to forward all proxy material pertaining to the portfolio to Glass Lewis for execution. Additionally, on a quarterly basis, First Quadrant provides Glass Lewis with a list of the portfolios for which First Quadrant holds voting authority.

Glass Lewis, as proxy voting agent for First Quadrant, is responsible for analyzing and voting each proxy in a timely manner, maintaining records of proxy statements received and votes cast, and providing reports to First

[1]	See Voting Client Proxies section for an explanation of this role.

B-1

Quadrant, upon request, concerning how proxies were voted for a client. First Quadrant’s Client Service Dept. is responsible for: setting up new portfolios; determining which portfolios First Quadrant has proxy voting responsibilities; ensuring the custodians and Glass Lewis are appropriately notified; receiving and forwarding to the Committee, and ultimately Glass Lewis, any direction received from a client to vote a proxy in a specific manner; and maintaining client documentation and any communications received by First Quadrant related to proxy voting, including records of all communications received from clients requesting information on how their proxies were voted and First Quadrant’s responses.

Oversight of GLASS LEWIS

As First Quadrant retains ultimate responsibility for proxies voted by Glass Lewis, First Quadrant will monitor Glass Lewis proxy voting to ensure it is completed in accordance with the proxy voting guidelines adopted by First Quadrant. This monitoring may be accomplished through discussions with Glass Lewis, mini-audits, or a combination of these approaches.

Conflicts of Interest

The adoption of the Glass Lewis proxy voting policies provides, which pre-determined policies for voting proxies, was designed to remove any potential conflicts of interest that First Quadrant may have that could affect the outcome of a vote. By adopting the policies, First Quadrant has essentially removed discretion that First Quadrant would have otherwise had to determine how to vote proxies in cases where First Quadrant has a material conflict of interest or the appearance of a material conflict of interest. Although, no situation under normal circumstances is expected where First Quadrant will retain discretion from Glass Lewis, there may be instances where First Quadrant retains the discretion to vote proxies, such as where Glass Lewis itself may have a material conflict of interest with respect to a proxy vote that it is voting on First Quadrant’s clients’ behalf. In such circumstances, First Quadrant will work to ensure that prior to a vote being made, conflicts of interest are identified and material conflicts are properly addressed such that the proxy may be voted in the best interest of clients. The Committee will monitor any situation where First Quadrant has any discretion to vote.

How to Obtain Voting Information

To obtain information on how your securities were voted, please contact First Quadrant at 626-795-8220 or webmaster@firstquadrant.com. Please specify the portfolio and period of time you would like proxy voting information.

B-2

M205-MANAGERS TRUST I

MANAGERS FRONTIER SMALL CAP GROWTH FUND

Investor Class: MSSVX

Institutional Class: MSSYX

Service Class: MSSCX

MANAGERS AMG TSCM GROWTH EQUITY FUND

Investor Class: MTGVX

Institutional Class: MTGIX

Service Class: MTGSX

MANAGERS MICRO-CAP FUND

Investor Class: —

Institutional Class: MIMFX

Service Class: MMCFX

MANAGERS REAL ESTATE SECURITIES FUND: MRESX

MANAGERS PIMCO BOND FUND: MBDFX

MANAGERS CALIFORNIA INTERMEDIATE TAX-FREE FUND: MCATX

STATEMENT OF ADDITIONAL INFORMATION

DATED March 1, 2012

You can obtain a free copy of the prospectus for Managers Frontier Small Cap Growth Fund, Managers AMG TSCM Growth Equity Fund, Managers Micro-Cap Fund, Managers Real Estate Securities Fund, Managers PIMCO Bond Fund and Managers California Intermediate Tax-Free Fund, dated March 1, 2012, as supplemented from time to time (the “Prospectus”), by calling the Funds at (800) 835-3879 or by visiting the Funds’ Website at www.managersinvest.com. The Prospectus provides basic information about investing in the Funds.

This Statement of Additional Information is not a Prospectus. It contains additional information regarding the activities and operations of the Funds. It should be read in conjunction with each Fund’s Prospectus. Effective as of October 3, 2011, the Managers Micro-Cap Fund established three classes of shares: Service Class, Institutional Class and Investor Class shares.

The Funds’ audited financial statements for the fiscal year ended October 31, 2011 and the related Notes to the Financial Statements for the Funds, as well as the Reports of Independent Registered Public Accounting Firm from each Fund’s Annual Report for the fiscal year ended October 31, 2011 are incorporated by reference into this Statement of Additional Information (meaning such documents are legally a part of this Statement of Additional Information) and are on file with the Securities and Exchange Commission. The Funds’ Annual and Semi-Annual Reports are available without charge by calling the Funds at (800) 835-3879 or by visiting the Funds’ Website at www.managersinvest.com or on the Securities and Exchange Commission’s Website at www.sec.gov.

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GENERAL INFORMATION

This Statement of Additional Information (“SAI”) relates to Managers Frontier Small Cap Growth Fund, Managers AMG TSCM Growth Equity Fund, Managers Micro-Cap Fund, Managers Real Estate Securities Fund, Managers PIMCO Bond Fund and Managers California Intermediate Tax-Free Fund (each a “Fund” and collectively the “Funds”). Each Fund is a series of shares of beneficial interest of Managers Trust I, a Massachusetts business trust (the “Trust”). The Trust and each Fund are part of the Managers Family of Funds, which consists of 38 open-end mutual funds in the Trust, The Managers Funds, Managers Trust II, and Managers AMG Funds (the “Managers Fund Complex”). The Trust was organized on July 20, 2000.

Managers AMG TSCM Growth Equity Fund has three classes of shares: Investor Class, Service Class and Institutional Class shares. The Managers Frontier Small Cap Growth Fund (formerly Managers Small Cap Fund) has three classes of shares: Investor Class, Service Class and Institutional Class shares. Effective as of January 1, 2010, shares of the Managers Frontier Small Cap Growth Fund (formerly shares of the Managers Small Cap Fund) were reclassified and redesignated as Service Class shares, and Investor Class and Institutional Class shares of the Managers Frontier Small Cap Growth Fund commenced operations. Effective October 3, 2011, the Managers Micro-Cap Fund (formerly Managers Fremont Micro-Cap Fund) has three classes of shares: Service Class, Institutional Class and Investor Class shares. Also effective October 3, 2011, existing shares of the Managers Micro-Cap Fund were reclassified and redesignated as Service Class shares of the Managers Micro-Cap Fund. Investor Class shares of the Managers Micro-Cap Fund are not currently being offered and there are no such shares currently outstanding. Managers Real Estate Securities Fund, Managers PIMCO Bond Fund (formerly Managers Fremont Bond Fund) and Managers California Intermediate Tax-Free Fund currently do not offer multiple share classes. Pursuant to the hiring of Frontier Capital Management Co., LLC as the sole subadvisor, the Managers Small Cap Fund changed its name to Managers Frontier Small Cap Growth Fund effective January 1, 2010. Also effective January 1, 2010, the Managers Fremont Micro-Cap Fund and Managers Fremont Bond Fund changed their names to the Managers Micro-Cap Fund and Managers PIMCO Bond Fund, respectively.

This SAI describes the financial history, management and operation of each Fund, as well as each Fund’s investment objectives and policies. It should be read in conjunction with each Fund’s current prospectus, dated March 1, 2012, as supplemented from time to time (the “Prospectus”). The executive office of the Trust is located at 800 Connecticut Avenue, Norwalk, Connecticut 06854.

Managers Investment Group LLC (the “Investment Manager” or “Managers”), an independently-managed subsidiary of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration. It selects and recommends, subject to the approval of the Board of Trustees (the “Trustees”), an independent asset manager, or a team of independent asset managers (the “Subadvisor” or “Subadvisors”) to manage each Fund’s investment portfolio. The Investment Manager also monitors the performance, security holdings and investment strategies of these Subadvisors and researches any potential new Subadvisors for the Funds. See “Management of the Funds” for more information.

Investments in the Funds are not:

•	Deposits or obligations of any bank;

•	Guaranteed or endorsed by any bank; or

•	Federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal agency.

ADDITIONAL INVESTMENT POLICIES

The following is additional information regarding the investment policies used by each Fund in an attempt to achieve its investment objective as stated in its Prospectus. The Trust is an open-end investment management company, and each of the Funds, other than the Managers Real Estate Securities Fund and the Managers California Intermediate Tax-Free Fund, is a diversified series of the Trust. The Managers Real Estate Securities Fund and the Managers California Intermediate Tax-Free Fund are non-diversified series of the Trust.

Investment Techniques and Associated Risks

The following are descriptions of the types of securities and instruments that may be purchased by the Funds to the extent such investments are permitted by applicable law. The information below does not describe every type of investment, technique or risk to which a Fund may be exposed. Each Fund reserves the right, without notice, to make any investment, or use any investment technique, except to the extent that such activity would require a shareholder vote, as discussed below under “Fundamental Investment Restrictions.”

1)	Asset Backed Securities.

Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and are payable from, a stream of payments generated from particular assets, such as automobile and credit card receivables and home equity loans or other asset-backed securities collateralized by those assets. Asset-backed securities provide periodic payments that generally consist of both principal and interest payments that must be guaranteed by a letter of credit from an unaffiliated bank for a specified amount and time.

Asset-backed securities are subject to certain risks. These risks generally arise out of the security interest in the assets collateralizing the security. For example, credit card receivables are generally unsecured and the debtors are entitled to a number of protections from the state and through federal consumer laws, many of which give the debtor the right to offset certain amounts of credit card debts and thereby reducing the amounts due. In general, these types of loans have a shorter life than mortgage loans and are less likely to have substantial prepayments.

2)	Bank Capital Securities

(Managers PIMCO Bond Fund only.) The Fund may invest in bank capital securities. Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. There are two common types of bank capital: Tier I and Tier II. Bank capital is generally, but not always, of investment grade quality. Tier I securities often take the form of trust preferred securities. Tier II securities are commonly thought of as hybrids of debt and preferred stock, are often perpetual (with no maturity date), callable and, under certain conditions, allow for the issuer bank to withhold payment of interest until a later date.

3)	Below Investment Grade Debt Securities (“Junk Bonds”).

Bonds rated below BBB by Standard & Poor’s Ratings Group (“S&P”), or Baa by Moody’s Investors Service (“Moody’s”), or an equivalent rating by another Nationally Recognized Statistical Rating Organization (“NRSRO”) are commonly known as “junk bonds.” See “Description of Bond Ratings Assigned By Standard & Poor’s and Moody’s Investors Service” in Appendix A for further discussion regarding securities ratings. Below investment grade securities are deemed by the rating agencies to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Below investment grade securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. The special risk considerations in connection with investments in these securities are discussed below.

Below investment grade securities generally offer a higher yield than that available from higher-rated issues with similar maturities, as compensation for holding a security that is subject to greater risk. Below investment grade securities are deemed by rating agencies to be predominately speculative with respect to the issuer’s capacity to pay interest and repay principal and may involve major risk or exposure to adverse conditions. Lower-rated securities involve higher risks in that they are especially subject to (1) adverse changes in general economic conditions and in the industries in which the issuers are engaged, (2) adverse changes in the financial condition of the issuers, (3) price fluctuation in response to changes in interest rates and (4) limited liquidity and secondary market support.

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Effect of Interest Rates and Economic Changes. All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of below investment grade securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Below investment grade securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of below investment grade securities may experience financial stress which may adversely affect their ability to service their debt obligations, meet projected business goals, and obtain additional financing. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in a Fund’s net asset value.

Payment Expectations. Below investment grade securities may contain redemption, call or prepayment provisions which permit the issuer of such securities to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Fund may have to replace the securities with a lower yielding security, which would result in a lower return.

Credit Ratings. Credit ratings issued by credit-rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. With regard to an investment in below investment grade securities, the achievement of a Fund’s investment objective may be more dependent on the Subadvisor’s own credit analysis than is the case for higher rated securities. Although the Subadvisor considers security ratings when making investment decisions, it does not rely solely on the ratings assigned by the rating services. Rather, the Subadvisor performs research and independently assesses the value of particular securities relative to the market. The Subadvisor’s analysis may include consideration of the issuer’s experience and managerial strength, changing financial condition, borrowing requirements or debt maturity schedules, and the issuer’s responsiveness to changes in business conditions and interest rates. It also considers relative values based on anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects.

A Fund’s Subadvisor buys and sells debt securities principally in response to its evaluation of an issuer’s continuing ability to meet its obligations, the availability of better investment opportunities, and its assessment of changes in business conditions and interest rates.

Liquidity and Valuation. Below investment grade securities may lack an established retail secondary market, and to the extent a secondary trading market does exist, it may be less liquid than the secondary market for higher rated securities. The lack of a liquid secondary market may negatively impact a Fund’s ability to dispose of particular securities. The lack of a liquid secondary market for certain securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing the Fund’s portfolio. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of below investment grade securities, especially in a thinly traded market.

Because of the many risks involved in investing in below investment grade securities, the success of such investments is dependent upon the credit analysis of the Subadvisor. Although the market for below investment grade securities is not new, and the market has previously weathered economic downturns, the past performance of the market for such securities may not be an accurate indication of its performance during future economic downturns or periods of rising interest rates. Differing yields on debt securities of the same maturity are a function of several factors, including the relative financial strength of the issuers.

The Managers PIMCO Bond Fund may invest up to 10% of its total assets in junk bonds rated B or higher by Moody’s, or equivalently rated by S&P or Fitch Ratings, or, if unrated, determined by PIMCO, the Subadvisor of the Managers PIMCO Bond Fund, to be of comparable quality.

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4)	Bond Arbitrage Strategies.

(Managers PIMCO Bond Fund only.) The Fund may enter into short sales of government and quasi-government bonds. This strategy will be used to take advantage of perceived mispricings (i.e., unjustified price differences) between various bond markets without taking on interest rate risk. For example, the yield differential between conventional U.S. Treasury Bonds and similar duration U.S. Treasury Inflation-Indexed Bonds typically indicates investors’ expectations of inflation rates in the future. An arbitrage opportunity exists if the Subadvisor determines that investors’ expectations of future inflation are unrealistically high or low. For example, if the Subadvisor believes that the price of U.S. Treasury Inflation-Indexed Bonds has been bid down too low because of investors’ unrealistically low expectations concerning future inflation, the Subadvisor may enter into a short sale of conventional U.S. Treasury Bonds and take a corresponding “long” position on U.S. Treasury Inflation-Indexed Bonds. If investors’ expectations later correct their differential, the price of U.S. Treasury Bonds as compared to Inflation-Indexed Bonds will decrease and the Fund will be able to close out its short position profitably. The Fund would thus be able to exploit the mispricing due to unrealistic inflation expectations without taking on any unwanted interest rate risk. Other similar arbitrage opportunities exist with other types of bonds, such as mispricings due to credit or liquidity spread misperceptions and European Union interest rate convergence trades. As in any short selling arrangement, the Fund is required to fully collateralize the short side of any such arbitrage on a daily marked-to-market basis (i.e., the Fund will be required to maintain collateral equal to cost of closing out the short position, adjusted for market movements each day) and may have to maintain additional assets with the securities broker or dealer through whom the short position has been established. The cost of establishing these types of arbitrages is relatively small; nevertheless, if the arbitrage opportunity does not develop as expected, the Fund would be disadvantaged by the amount of any cost involved to put the arbitrage in place and subsequently close it out.

The Securities and Exchange Commission (“SEC”) and other (including non-U.S.) regulatory authorities have imposed, and may in the future impose, restrictions on short selling, either on a temporary or permanent basis, which may include placing limitations on specific companies and/or industries with respect to which a Fund may enter into short positions. Any such restrictions may hinder a Fund in, or prevent it from, fully implementing its investment strategies, and may negatively affect performance.

5)	Borrowing.

Each Fund may borrow from banks and enter into reverse repurchase agreements or forward roll transactions up to 33 1/3% of the value of the Fund’s total assets taken at market value (computed at the time the loan is made), including the amount borrowed, in order to take advantage of investment opportunities, for extraordinary or emergency purposes, or for the clearance of transactions. In addition, each Fund may borrow up to an additional 5% of its total assets for temporary purposes. Typically, a Fund may pledge up to 33 1/3% of its total assets to secure these borrowings. In addition, the Trust, on behalf of each Fund, has entered into a master interfund lending agreement that would allow each Fund to borrow, for temporary purposes only, from other funds in the Managers Fund Complex managed by the Investment Manager, subject to each Fund’s fundamental investment restrictions and provided such borrowings do not exceed the amount permitted by Section 18 of the Investment Company Act of 1940, as amended (the “1940 Act”). Please see “Interfund Lending” below for more information. If a Fund’s asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings even though it may be disadvantageous at that time from an investment point of view. A Fund will incur costs when it borrows, including payment of interest and any fee necessary to maintain a line of credit, and may be required to maintain a minimum average balance. If a Fund is permitted to borrow money to take advantage of investment opportunities, if the income and appreciation on assets acquired with such borrowed funds exceed their borrowing cost, a Fund’s investment performance will increase, whereas if the income and appreciation on assets acquired with borrowed funds are less than their borrowing costs, investment performance will decrease. In addition, if a Fund borrows to invest in securities, any investment gains made on the securities in excess of the costs of the borrowing, and any gain or loss on hedging, will cause the net asset value of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the Fund, the net asset value of the Fund’s shares will decrease faster than would otherwise be the case. This speculative characteristic is known as “leverage.”

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6)	Cash Equivalents.

The Funds may invest in cash equivalents to the extent that such investments are consistent with the Funds’ investment objectives, policies and restrictions, as discussed in the Funds’ Prospectus. A description of the various types of cash equivalents that may be purchased by the Funds appears below.

Bankers Acceptances. Bankers acceptances are short-term credit instruments used to finance the import, export, transfer or storage of goods. These instruments become “accepted” when a bank guarantees their payment upon maturity. Eurodollar bankers acceptances are bankers acceptances denominated in U.S. Dollars and are “accepted” by foreign branches of major U.S. commercial banks.

Certificates of Deposit. Certificates of deposit are issues against money deposited into a bank (including eligible foreign branches of U.S. banks) or savings and loan association (“S&L”) for a definite period of time. They earn a specified rate of return and are normally negotiable.

Repurchase Agreements. In a repurchase agreement, a Fund buys a security from a bank or a broker-dealer that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally reflects the purchase price plus a mutually agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security. Repurchase agreements are subject to certain risks that may adversely affect a Fund. If a seller defaults, the Fund may incur a loss if the value of the collateral securing the repurchase agreement declines and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to a seller of the security, the Fund’s ability to dispose of the collateral may be delayed or limited. The period of these repurchase agreements will be short, and at no time will the Fund enter into a repurchase agreement for a period of more than seven days.

Time Deposits. Time deposits in banks or S&Ls are generally similar to certificates of deposit, but are uncertificated.

Short-Term Corporate Debt Securities. Short-term corporate debt securities include bills, notes, debentures, money market instruments and similar instruments and securities, and are generally used by corporations and other issuers to borrow money from investors for such purposes as working capital or capital expenditures. The issuer pays the investor a variable or fixed rate of interest and normally must repay the amount borrowed on or before maturity. The investment return of corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of a corporate debt obligation may be expected to rise and fall inversely with interest rates generally. In addition to interest rate risk, corporate debt securities also involve the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

7)	Commercial Paper

Commercial paper refers to promissory notes that represent an unsecured debt of a corporation or finance company. They have a maturity of less than nine (9) months. Eurodollar commercial paper refers to promissory notes payable in U.S. dollars by European issuers.

8)	Collateralized Debt Obligations

The Funds, with the exception of the Managers AMG TSCM Growth Equity Fund, may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

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For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and each Fund’s Prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

9)	Convertible Securities.

Each Fund may invest in convertible securities, which include bonds, debentures, notes, preferred stock or other securities that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable tier non-convertible securities but rank senior to common stock in a corporation’s capital structure.

The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into the underlying common stock. Convertible securities are typically issued by smaller capitalized companies, whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which could have an adverse effect on a Fund’s ability to achieve its investment objective.

10)	Depositary Receipts.

Global Depositary Receipts (“GDRs”) are negotiable certificates held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country. American Depositary Receipts (“ADRs”) are negotiable receipts issued by a United States bank or trust company, trade in U.S. markets and evidence ownership of securities in a foreign company which have been deposited with such bank or trust’s office or agent in a foreign country. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and GDRs are receipts that may trade in U.S. or non-U.S. markets. Positions in these securities are not necessarily denominated in the same currency as the common stocks into which they may be converted.

Investing in GDRs and ADRs presents risks not present to the same degree as investing in domestic securities even though the Funds will purchase, sell and be paid dividends on GDRs and ADRs in U.S. dollars. These risks include fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; speculation; and other factors. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation and political, social and economic instability. The Funds may be required to pay foreign withholding or other taxes

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on certain of its GDRs or ADRs, but investors may or may not be able to deduct their pro rata shares of such taxes in computing their taxable income, or take such shares as a credit against their U.S. federal income tax. Unsponsored GDRs and ADRs are offered by companies which are not prepared to meet either the reporting or accounting standards of the United States. While readily exchangeable with stock in local markets, unsponsored GDRs and ADRs may be less liquid than sponsored GDRs and ADRs. Additionally, there generally is less publicly available information with respect to unsponsored GDRs and ADRs.

11)	Derivative Instruments.

The following describes certain derivative instruments and products in which the Funds may invest and risks associated therewith.

The Funds might not employ any of the strategies described below or be permitted by applicable law to do so, and no assurance can be given that any strategy used will succeed. Also, suitable derivative and/or hedging transactions may not be available in all circumstances and there can be no assurance that the Funds will be able to identify or employ a desirable derivative and/or hedging transaction at any time or from time to time or that any such transactions will be successful.

Futures Contracts and Options on Futures Contracts. To the extent permitted by applicable law or regulation, the Funds may use futures contracts, including futures contracts on global equity and fixed income securities, interest rate futures contracts, foreign currency futures contracts and futures contracts on security indices (including broad-based security indices), for any purpose. The Funds may invest in foreign exchange futures contracts and options thereon (“options on futures”) that are traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system as an adjunct to their securities activities. The Funds may purchase and sell futures contracts on various securities indices (“Index Futures”), including indices of U.S. government securities, foreign government securities, equity securities or fixed income securities, and related options. Through the use of Index Futures and related options, a Fund may create economic exposure in its portfolio to long and short positions in the global (U.S. and non-U.S.) equity, bond and currency markets without incurring the substantial brokerage costs which may be associated with investment in the securities of multiple issuers. The Funds may enter into futures contracts for the purchase or sale of fixed income securities, equity securities or foreign currencies, and may also use options on securities or currency futures contracts.

A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. An Index Future is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of a securities index (“Index”) at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an Index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A unit is the value of the relevant Index from time to time. Entering into a contract to buy units is commonly referred to as buying or purchasing a contract or holding a long position in an Index. Index Futures contracts can be traded through all major commodity brokers. As described below, a Fund will be required to segregate initial margin in the name of the futures broker upon entering into an Index Future. Variation margin will be paid to and received from the broker on a daily basis as the contracts are marked to market. For example, when a Fund has purchased an Index Future and the price of the relevant Index has risen, that position will have increased in value and the Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, when a Fund has purchased an Index Future and the price of the relevant Index has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker.

The Funds will ordinarily be able to close open positions on the futures exchanges on which Index Futures are traded at any time up to and including the expiration day. All positions which remain open at the close of the last business day of the contract’s life are required to settle on the next business day (based upon the value of the relevant Index on the expiration day), with settlement made with the appropriate clearing house. Additional or different margin requirements as well as settlement procedures may be applicable to foreign stock Index Futures at the time a Fund purchases such instruments. Positions in Index Futures may be closed out by a Fund only on the futures exchanges upon which the Index Futures are then traded.

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The following example illustrates generally the manner in which Index Futures operate. The Standard & Poor’s 100 Stock Index (the “S&P 100 Index”) is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange (“NYSE”). The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The Index Future specifies that no delivery of the actual stocks making up the Index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the Index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Fund will gain $400 (100 units x gain of $4). If a Fund enters into a futures contract to sell 100 units of the Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Fund will lose $400 (100 units x loss of $4).

A public market exists in futures contracts covering a number of Indices as well as financial instruments and foreign currencies, including but not limited to: the S&P 500; the S&P Midcap 400; the Nikkei 225; the NYSE Composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts in which a Fund may invest will be developed and traded in the future.

The Funds may purchase and write call and put options on futures. Options on futures possess many of the same characteristics as options on securities and indices (discussed below). An option on a futures contract gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the holder acquires a short position and the writer is assigned the opposite long position.

When each Fund purchases or sells a futures contract, it is required to post margin (“initial margin”) with the futures commission merchant executing the transaction. The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin does not represent a borrowing or loan by a Fund, but rather is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. A Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. In computing daily net asset value, a Fund will mark to market its open futures positions.

A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by a Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (i.e., with the same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. Any transaction costs must also be included in these calculations. Positions

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in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Limitations on Use of Futures and Options on Futures. The Funds may only enter into futures contracts and options on futures which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system, or in the case of options on futures, for which an established over-the-counter (“OTC”) option market exists. The Funds may utilize futures contracts and related options for any purpose, including for investment purposes and for “bona fide hedging” purposes (as such term is defined in applicable regulations of the Commodity Futures Trading Commission), for example, to hedge against changes in interest rates, foreign currency exchange rates or securities prices. For instance, a Fund may invest to a significant degree in Index Futures on stock indices and related options (including those which may trade outside of the United States) as an alternative to purchasing individual stocks in order to adjust their exposure to a particular market. Except with respect to the Managers PIMCO Bond Fund, the Funds will not enter into futures contracts for speculation. The Managers PIMCO Bond Fund may, from time to time, enter into futures contracts for speculation.

When purchasing a futures contract, a Fund will segregate or earmark (and mark-to-market on a daily basis) assets determined to be liquid by the Fund’s Subadvisor in accordance with procedures established by the Board of Trustees that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract on the Fund’s records. Alternatively, a Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

When selling a futures contract, a Fund will segregate or earmark (and mark-to-market on a daily basis) assets determined to be liquid by the Subadvisor in accordance with procedures established by the Board of Trustees that are equal to the market value of the instruments underlying the contract. Alternatively, a Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an Index Future, a portfolio with a volatility substantially similar to that of the Index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Funds’ Custodian).

When selling a call option on a futures contract, a Fund will segregate or earmark (and mark-to-market on a daily basis) assets determined to be liquid by the Subadvisor in accordance with procedures established by the Board of Trustees that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, a Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

When selling a put option on a futures contract, a Fund will segregate or earmark (and mark-to-market on a daily basis) assets determined to be liquid by the Fund’s Subadvisor in accordance with procedures established by the Board of Trustees that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, a Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

With respect to futures contracts that are not legally required to “cash settle,” a Fund may cover the open position by setting aside or earmarking liquid assets in an amount equal to the market value of the futures contact. With respect to futures that are required to “cash settle,” however, a Fund is permitted to set aside or earmark liquid assets in an amount equal to the Fund’s daily marked to market (net) obligation, if any, (in other words, the Fund’s daily net liability, if any) rather than the market value of the futures contract. By setting aside assets equal to only its net obligation under cash-settled futures, a Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full market value of the futures contract.

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Due to an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”), the Funds will not be subject to registration or regulation as commodity pool operators under the CEA.

Risks Associated with Futures and Options on Futures. There are several risks associated with the use of futures contracts and options on futures as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. Some of the risk may be caused by an imperfect correlation between movements in the price of the futures contract and the price of the security or other investment being hedged. The hedge will not be fully effective where there is such imperfect correlation. Also, an incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle, so that the portfolio return might have been greater had hedging not been attempted. For example, if the price of the futures contract moves more than the price of the hedged security, a Fund would experience either a loss or gain on the future which is not completely offset by movements in the price of the hedged securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and options on futures on securities, including technical influences in futures trading and options on futures, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. To compensate for imperfect correlations, the Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, a Fund may purchase or sell fewer contracts if the volatility of the price of the hedged securities is historically less than that of the futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. Also, suitable hedging transactions may not be available in all circumstances.

Additionally, the price of Index Futures may not correlate perfectly with movement in the relevant index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. In addition, trading hours for foreign stock Index Futures may not correspond perfectly to hours of trading on the foreign exchange to which a particular foreign stock Index Future relates. This may result in a disparity between the price of Index Futures and the value of the relevant index due to the lack of continuous arbitrage between the Index Futures price and the value of the underlying index.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position. If a Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. Also, except in the case of purchased options, a Fund would continue to be required to make daily variation margin payments and might be required to maintain a position being hedged by the future or option or to maintain cash or securities in a segregated

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account. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Forward Currency Contracts. The Funds, with the exception of the Managers AMG TSCM Growth Equity Fund, may enter into forward currency contracts for any purpose, including to attempt to hedge currency exposure or to enhance return. A forward currency contract is an obligation to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. A Fund may either accept or make delivery of the currency at the maturity of the forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a Fund will be able to close out a forward currency contract at a favorable price prior to maturity.

A Fund may engage in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. A Fund might sell a particular currency forward, for example, when it wanted to hold bonds denominated in that currency but anticipated, and sought to be protected against, a decline in the currency against the U.S. dollar. Similarly, a Fund might purchase a currency forward to “lock in” the dollar price of securities denominated in that currency which it anticipated purchasing. To avoid leverage in connection with forward currency transactions, a Fund will set aside with its Custodian or earmark securities considered to be liquid by the Fund’s Subadvisor in accordance with procedures established by the Board of Trustees, or hold a covered position against any potential delivery or payment obligations under any outstanding contracts, in an amount equal to open positions in forwards used for non-hedging purposes.

Forward currency contracts are not traded on regulated exchanges. When a Fund enters into a forward currency contract, it incurs the risk of default by the counterparty to the transaction.

Options. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying security or instrument at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying security or instrument at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract. A Fund may purchase and sell both put options and call options on a variety of underlying securities and instruments, including, but not limited to, specific securities, securities indices, futures contracts and foreign currencies.

The Funds (except Managers California Intermediate Tax-Free Fund) may purchase call options for any purpose. For example, a call option may be purchased by a Fund as a long hedge. Call options also may be used as a means of participating in an anticipated price increase of a security or instrument on a more limited risk basis than would be possible if the security or instrument itself were purchased. In the event of a decline in the price of the underlying security or instrument, use of this strategy would serve to limit a Fund’s potential loss to the option premium paid; conversely, if the market price of the underlying security or instrument increases above the exercise price and the Fund either sells or exercises the option, any profit realized would be reduced by the premium. Each Fund will commit no more than 5% of its net assets to premiums when purchasing call options, except that this limitation does not apply to the Managers PIMCO Bond Fund.

The Funds (except Managers California Intermediate Tax-Free Fund) may purchase put options for any purpose. For example, a put option may be purchased by the Fund as a short hedge. The put option enables the Fund to sell the underlying security or instrument at the predetermined exercise price; thus the potential for loss to the Fund below the exercise price is limited to the option premium paid. If the market price of the underlying security or instrument is lower than the exercise price of the put option, any profit the Fund realizes on the sale of the security or instrument would be reduced by the premium paid for the put option less any amount for which the put option may be sold. A Fund will commit no more than 5% of its net assets to premiums when purchasing put options, except that this limitation does not apply to the Managers PIMCO Bond Fund.

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The Funds (except Managers California Intermediate Tax-Free Fund) may write call or put options for any purpose. For example, writing put or call options can enable the Fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, the Fund may also suffer a loss as a result of writing options. For example, if the market price of the security or instrument underlying a put option declines to less than the exercise price of the option, minus the premium received, the Fund would suffer a loss. The Fund will segregate or earmark assets or otherwise “cover” written call or put options in accordance with applicable SEC guidelines.

Writing call options can serve as a limited short hedge, because declines in the value of the hedged security or instrument would be offset to the extent of the premium received for writing the option. However, if the underlying security or instrument appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the underlying security or instrument at less than its market value. If the call option is an OTC option, the securities or other assets used as cover may be considered illiquid. Covered call options will generally be written on securities and currencies which, in the opinion of the Fund’s Subadvisor, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the Funds. The aggregate value of the securities underlying call options, as of the date of the sale of options, will not exceed 5% of the Fund’s net assets, except that this limitation does not apply to the Managers PIMCO Bond Fund.

Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the underlying security or instrument depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and a Fund will be obligated to purchase the underlying security or instrument at more than its market value. If the put option is an OTC option, the securities or other assets used as cover may be considered illiquid. A Fund would generally write covered put options in circumstances where the Subadvisor wishes to purchase the underlying security or currency for that Fund’s portfolio at a price lower than the current market price of the security or currency.

The value of an option position will reflect, among other things, the current market value of the underlying security or instrument, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying security or instrument, the historical price volatility of the underlying security or instrument and general market conditions.

A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

Risks of Options. Options offer large amounts of leverage, which will result in a Fund’s net asset value being more sensitive to changes in the value of the related instrument. The Funds may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by a Fund as well as the loss of any expected benefit of the transaction.

A Fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration, if at all.

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If a Fund were unable to effect a closing transaction for an option it had purchased, due to the absence of a counterparty or secondary market, the imposition of price limits or otherwise, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options have varying expiration dates. The exercise price of the options may be below, equal to or above the current market value of the underlying security or instrument. Options purchased by a Fund that expire unexercised have no value, and the Fund will realize a loss in the amount of the premium paid and any transaction costs. If an option written by a Fund expires unexercised, the Fund realizes a gain equal to the premium received at the time the option was written. Transaction costs must be included in these calculations.

Options on Indices. To the extent permitted by applicable law or regulation, the Fund may invest in options on indices, including broad-based security indices. Puts and calls on indices are similar to puts and calls on other investments except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities, futures contracts or other investments. When a Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total dollar value for each point of such difference. When a Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund’s exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.

Risks of Options on Indices. The risks of investments in options on indices may be greater than options on securities, futures contracts or other investments. Because index options are settled in cash, when a Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying index. A Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities or instruments similar to those on which the underlying index is based. However, a Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities or instruments as underlie the index and, as a result, bears a risk that the value of the securities or instruments held will vary from the value of the index.

Even if a Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the “timing risk” inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, a Fund as the call writer will not learn of the assignment until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security or instrument, such as common stock, because there the writer’s obligation is to deliver the underlying security or instrument, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security or instrument, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds investments that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those investments against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This “timing risk” is an inherent limitation on the ability of index call writers to cover their risk exposure by holding security or instrument positions.

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If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, a Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

Risks Related to OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. In addition, OTC options are generally considered illiquid by the SEC.

The Funds can use both European-style or American-style options. A European-style option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

Foreign Currency Options. The Funds, with the exception of the Managers AMG TSCM Growth Equity Fund, may use currency options to cross-hedge or to increase total return when the Fund’s Subadvisor anticipates that the currency will appreciate or depreciate in value. A Fund may additionally buy or sell put and call options on foreign currencies as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which the Fund’s securities may be denominated. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. A Fund might purchase a currency put option, for example, to protect itself during the contract period against a decline in the dollar value of a currency in which it holds or anticipates holding securities. If the currency’s value should decline against the dollar, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put. If the value of the currency instead should rise against the dollar, any gain to a Fund would be reduced by the premium paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value against the dollar of a currency in which a Fund anticipates purchasing securities.

The Funds may buy or sell put and call options on foreign currencies either on exchanges or in the OTC market. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. Listed options are third party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation), and have standardized strike prices and expiration dates. OTC options are two party contracts with negotiated strike prices and expiration dates.

Additional Risks of Futures Contracts, Options on Futures Contracts, Options on Securities and Forward Currency Exchange Contracts and Options thereon. Options on securities, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. Some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.

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The value of some derivative instruments in which a Fund may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Subadvisor to forecast interest rates and other economic factors correctly. If the Subadvisor incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, a Fund could be exposed to risk of loss. In addition, a Fund’s use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) than if the Fund had not used such instruments.

Swap Agreements. To the extent permitted by applicable law or regulation, the Funds may engage in swap transactions, including, but not limited to swap agreements on interest rates, security indices (including broad-based security indices), specific securities and currency exchange rates.

The Funds may enter into index swap agreements for purposes of attempting to gain exposure to the securities making up an index in a market without actually purchasing those securities. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, or in a “basket” of securities representing a particular index.

Most swap agreements entered into by a Fund calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund from the counterparty) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating or earmarking assets determined to be liquid by the Subadvisor in accordance with procedures established by the Board of Trustees, to avoid any potential leveraging of the Fund’s portfolio. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Funds’ investment restriction concerning senior securities. A Fund will not enter into a swap agreement with any single party that is engaged in a securities related business if the net amount owed or to be received under existing contracts with that party, along with investments in other securities issued by such counterparty, would exceed 5% of the Fund’s assets, except that this limitation does not apply to the Managers PIMCO Bond Fund.

Whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the Fund’s Subadvisor’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid and each Fund’s obligations under such agreements, together with other illiquid assets and securities, will not exceed 15% of a Fund’s net assets. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. Certain restrictions imposed on a Fund by the Internal Revenue Code of 1986, as amended (the “Code”), may limit the Fund’s ability to use swap agreements. The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

The Funds may enter into interest rate and currency swap transactions and purchase or sell interest rate and currency caps and floors. A Fund will usually enter into interest rate swaps on a net basis (i.e. the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund’s obligations over its entitlement with respect to each interest rate or currency swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund’s Custodian. If a Fund enters into an interest rate or currency swap on other than a net basis it will maintain a

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segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. A Fund (except for the Managers PIMCO Bond Fund) will not enter into any interest rate or currency swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated at least “high quality” by at least one NRSRO at the time of entering into such transaction. The Managers PIMCO Bond Fund generally enters into such transactions with other parties rated at least “BBB” by S&P (or similarly rated by another NRSRO) at the time of entering into such transaction.

The Managers PIMCO Bond Fund also may enter into credit default swap agreements, which give one party (the buyer) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer if the credit event (a downgrade or default) occurs. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. As an unregulated instrument, credit default swaps are difficult to value and therefore susceptible to liquidity and credit risks. The recent increase in corporate defaults further raises these liquidity and credit risks, increasing the possibility that sellers will not have sufficient funds to make payments. Counterparty risks also stem from the lack of regulation of credit default swaps. Because they are unregulated, there is no requirement that parties to a contract be informed when a credit default swap is sold. As a result, investors may have difficulty identifying the party responsible for payment of their claims. The Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund). In connection with credit default swaps in which a Fund is the buyer, the Fund will segregate or “earmark” cash or assets determined to be liquid by the Subadvisor in accordance with procedures established by the Board of Trustees, or enter into certain offsetting positions, with a value at least equal to the Fund’s exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which the Fund is the seller, the Fund will segregate or “earmark” cash or assets determined to be liquid by the Subadvisor in accordance with procedures established by the Board of Trustees, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Fund). Such segregation or “earmarking” will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Fund’s portfolio. Such segregation or “earmarking” will not limit the Fund’s exposure to loss.

For purposes of applying the Funds’ investment policies and restrictions (as stated in the Prospectus and this SAI) swap agreements are generally valued by the Funds at market value. In the case of a credit default swap sold by a Fund (i.e., where the Fund is selling credit default protection), however, in applying certain of the Funds’ investment policies and restrictions the Fund will value the credit default swap at its notional amount but may value the credit default swap at market value for purposes of applying certain of the Funds’ other investment policies and restrictions. The manner in which certain securities or other instruments are valued by the Funds for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

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Segregated Accounts or Cover. Each Fund will comply with SEC guidelines regarding covering certain financial transactions, including options, futures contracts, options on futures, forward contracts, swaps and other derivative transactions, and will, if the guidelines require, segregate or earmark on its books cash or other liquid assets in the prescribed amount as determined daily. In addition to the methods of segregating assets or otherwise “covering” such transactions described in this SAI, a Fund may cover the transactions using other methods currently or in the future permitted under the 1940 Act, the rules and regulations thereunder or orders issued by the SEC thereunder. For these purposes, interpretations and guidance provided by the SEC staff may be taken into account when deemed appropriate by a Fund.

Assets used as cover cannot be sold while the position in the corresponding instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund’s assets to cover in accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Note about Potential Government Regulation of Derivatives. It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent a Fund from using such instruments as a part of its investment strategy, and could ultimately prevent a Fund from being able to achieve its investment objective. Limits or restrictions applicable to the counterparties with which the Funds engage in derivative transactions could also increase the cost of derivative transactions generally or prevent the Funds from using certain instruments.

12)	Emerging Market Securities

A Fund may invest some of its assets in the securities of emerging market countries. Specifically, the Managers PIMCO Bond Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. Investments in securities in emerging market countries may be considered to be speculative and may have additional risks from those associated with investing in the securities of U.S. issuers. There may be limited information available to investors which is publicly available, and generally emerging market issuers are not subject to uniform accounting, auditing and financial standards and requirements like those required by U.S. issuers.

Investors should be aware that the value of a Fund’s investments in emerging markets securities may be adversely affected by changes in the political, economic or social conditions, expropriation, nationalization, limitation on the removal of funds or assets, controls, tax regulations and other foreign restrictions in emerging market countries. These risks may be more severe than those experienced in foreign countries. Emerging market securities trade with less frequency and volume than domestic securities and, therefore, may have greater price volatility and lack liquidity. Furthermore, there is often no legal structure governing private or foreign investment or private property in some emerging market countries. This may adversely affect a Fund’s operations and the ability to obtain a judgment against an issuer in an emerging market country.

13)	Equity Securities.

The Funds, with the general exception of the Managers California Intermediate Tax-Free Fund, may invest in equity securities, and the Managers PIMCO Bond Fund may invest up to 10% of its total assets in equity-related securities. The Managers PIMCO Bond Fund’s investments in equity-related securities may include preferred stock, convertible securities and other equity-related securities, including securities that are acquired as the result of debt-for-equity swap transactions, debt exchange transactions, or pursuant to a reorganization or restructuring of an issuer, even though the Managers PIMCO Bond Fund does not ordinarily invest in such securities. These securities may include securities listed on any domestic or foreign securities exchange and securities traded in the OTC market. More information on the various types of equity investments in which the Funds may invest appears below.

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Common Stock. Common stocks are securities that represent a unit of ownership in a corporation. A Fund’s transactions in common stock represent “long” transactions where the Fund owns the securities being sold, or will own the securities being purchased. Prices of common stocks will rise and fall due to a variety of factors, which include changing economic, political or market conditions that affect particular industries or companies.

Preferred Stock. Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer’s assets but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors, and shareholders may suffer a loss of value if dividends are not paid. Preferred shareholders generally have no legal recourse against the issuer if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities. Under ordinary circumstances, preferred stock does not carry voting rights. Prices of preferred stocks may rise and fall rapidly and unpredictably due to a variety of factors, which include changing economic, political or market conditions that affect particular industries or companies.

Initial Public Offerings (“IPOs”). The Funds may purchase securities in IPOs. These securities are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. The prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time, a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of funds to which IPO securities are allocated increases, the number of securities issued to any one fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

14)	Eurodollar Bonds and Yankeedollar Obligations.

Eurodollar obligations are U.S.-dollar obligations issued outside the United States by domestic or foreign entities , while Yankeedollar obligations are U.S.-dollar obligations issued inside the United States by foreign entities. Eurodollar bonds are bonds issued outside the U.S. and are denominated in U.S. dollars.

15)	Foreign Securities.

The Funds may invest in foreign securities, subject to any restrictions set forth in each Fund’s Prospectus and this SAI. Investment in securities of foreign entities and securities denominated in foreign currencies involves risks typically not present to the same degree in domestic investments. Such risks include potential future adverse political and economic developments, possible imposition of withholding taxes on interest or other income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, there may be less publicly available information about foreign issuers or securities than about U.S. issuers or securities, and foreign issuers are often subject to accounting, auditing and financial reporting standards and requirements and engage in business practices different from those of domestic issuers of similar securities or obligations. With respect to unsponsored ADRs, these programs cover securities of companies that are not required to meet either the reporting or accounting standards of the United States. Foreign issuers also are usually not subject to the same degree of regulation as domestic issuers, and many foreign financial markets, while generally growing in volume, continue to experience substantially less volume than domestic markets, and securities of many foreign companies are less liquid and their prices are more volatile than the securities of comparable U.S. companies. In addition, brokerage commissions, custodial services and other costs related to investment in foreign markets (particularly emerging markets) generally are more expensive than in the United States. Such foreign markets also

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may have longer settlement periods than markets in the United States as well as different settlement and clearance procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a Fund due to subsequent declines in value of a portfolio security or, if the Fund had entered into a contract to sell the security, could result in possible liability to the purchaser. Settlement procedures in certain emerging markets also carry with them a heightened risk of loss due to the failure of the broker or other service provider to deliver cash or securities.

The risks of foreign investing are of greater concern in the case of investments in emerging markets which may exhibit greater price volatility and risk of principal, have less liquidity and have settlement arrangements which are less efficient than in developed markets. Furthermore, the economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. These emerging market economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. See “Emerging Market Securities” above.

The value of a Fund’s portfolio securities computed in U.S. dollars will vary with increases and decreases in the exchange rate between the currencies in which the Fund has invested and the U.S. dollar. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of a Fund’s holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund’s net asset value and net investment income and capital gains, if any, to be distributed in U.S. dollars to shareholders by the Fund.

The rate of exchange between the U.S. dollar and other currencies is influenced by many factors, including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the price of oil, the pace of activity in the industrial countries, including the United States, and other economic and financial conditions affecting the world economy.

The Funds will not invest in a foreign currency or in securities denominated in a foreign currency if such currency is not at the time of investment considered by the Subadvisor to be fully exchangeable into U.S. dollars without legal restriction. The Funds may purchase securities that are issued by the government, a corporation, or a financial institution of one nation but denominated in the currency of another nation. To the extent that a Fund invests in ADRs, the depositary bank generally pays cash dividends in U.S. dollars regardless of the currency in which such dividends originally are paid by the issuer of the underlying security.

The Managers AMG TSCM Growth Equity Fund may invest up to 20% of its net assets in foreign securities. Although the Managers PIMCO Bond Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers, the Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

Several of the countries in which the Funds may invest restrict, to varying degrees, foreign investments in their securities markets. Governmental and private restrictions take a variety of forms, including (i) limitation on the amount of funds that may be invested into or repatriated from the country (including limitations on repatriation of investment income and capital gains), (ii) prohibitions or substantial restrictions on foreign investment in certain industries or market sectors, such as defense, energy and transportation, (iii) restrictions (whether contained in the charter of an individual company or mandated by the government) on the percentage of securities of a single issuer which may be owned by a foreign investor, (iv) limitations on the types of securities which a foreign investor may purchase and (v) restrictions on a foreign investor’s right to invest in companies whose securities are not publicly traded. In some circumstances, these restrictions may limit or preclude investment in certain countries. Investments in such countries may only be permitted through foreign government approved or authorized investment vehicles, which may include other investment companies. Therefore, the Funds may invest in such countries through the purchase of shares of investment companies organized under the laws of such countries. In addition, it may be less

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expensive and more expedient for a Fund to invest in a foreign investment company in a country which permits direct foreign investment. Please see “Investment Company Securities” below for more information on the risks of investing in other investment companies.

A Fund’s interest and dividend income from foreign issuers may be subject to non-U.S. withholding and other foreign taxes. A Fund also may be subject to taxes on trading profits in some countries. In addition, many countries have a transfer or stamp duties tax on certain securities transactions. The imposition of these taxes may decrease the net return on foreign investments as compared to dividends and interest paid to a Fund by domestic companies, and thus increase the cost to the Funds of investing in any country imposing such taxes. For United States federal income tax purposes, it is not expected that United States shareholders will be entitled to a credit or deduction to the extent of any foreign income taxes paid by a Fund. See “Certain Federal Income Tax Matters” below for more information.

16)	Illiquid Securities, Private Placements and Certain Unregistered Securities.

Each Fund may invest in privately placed, restricted, Rule 144A or other unregistered securities. Rule 144A securities are securities that are eligible for resale without registration under the Securities Act of 1933, as amended (the “1933 Act”), pursuant to Rule 144A under the 1933 Act. Each Fund may not acquire illiquid holdings if, as a result, more than 15% of its net assets would be in illiquid investments. Subject to these limitations, each Fund may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the 1933 Act and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An investment is considered “illiquid” if it cannot be disposed of within seven (7) days in the normal course of business at approximately the same amount at which it was valued in a Fund’s portfolio. The price a Fund’s portfolio may pay for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of these securities will take into account any limitations on their liquidity.

Rule 144A securities may be determined to be liquid or illiquid in accordance with the guidelines established by the Investment Manager and approved by the Trustees. The Trustees will monitor compliance with these guidelines on a periodic basis.

Investment in these securities entails the risk to a Fund that there may not be a buyer for these securities at a price which the Fund believes represents the security’s value should the Fund wish to sell the security. If a security the Fund holds must be registered under the 1933 Act before it may be sold, the Fund may be obligated to pay all or part of the registration expenses. In addition, in these circumstances, a considerable time may elapse between the time of the decision to sell and the time a Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions develop, a Fund may obtain a less favorable price than when it first decided to sell the security.

17)	Inflation-Linked Bonds.

To the extent they may invest in fixed-income securities, the Funds may invest in inflation-linked bonds, which are issued by the United States government and foreign governments with a nominal return indexed to the inflation rate in prices. Governments that issue inflation-indexed bonds may use different conventions for purposes of structuring their bonds and different inflation factors, with the same underlying principal of linking real returns and inflation.

For purposes of explanation, a United States TIPS bond will be used as an example of how inflation-linked bonds work. Inflation-linked bonds, like nominal bonds, pay coupons on a principal amount. For U.S. TIPS, and most inflation-linked bonds, the value of the principal is adjusted for inflation. In the United States the index used to measure inflation is the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers (“CPI-U”). Interest payments are paid every six months, and are equal to a fixed percentage of the inflation-adjusted value of the principal. The final payment of principal of the security will not be less than the original par amount of the security at issuance.

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The principal of the inflation-linked security is indexed to the non-seasonally adjusted CPI-U. To calculate the inflation-adjusted principal value for a particular valuation date, the value of the principal at issuance is multiplied by the index ratio applicable to that valuation date. The index ratio for any date is the ratio of the reference CPI applicable to such date, to the reference CPI applicable to the original issue date. Semi-annual coupon interest is determined by multiplying the inflation-adjusted principal amount by one-half of the stated rate of interest on each interest payment date.

Inflation-adjusted principal or the original par amount, whichever is larger, is paid on the maturity date as specified in the applicable offering announcement. If at maturity the inflation-adjusted principal is less than the original principal value of the security, an additional amount is paid at maturity so that the additional amount plus the inflation-adjusted principal equals the original principal amount. Some inflation-linked securities may be stripped into principal and interest components. In the case of a stripped security, the holder of the stripped principal component would receive this additional amount. The final interest payment, however, will be based on the final inflation-adjusted principal value, not the original par amount.

If a Fund invests in U.S. Treasury inflation-linked securities, it will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year. If a Fund purchases such inflation-linked securities that are issued in stripped form, either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having “original issue discount.” A Fund holding an obligation with original issue discount is required to accrue as ordinary income a portion of such original issue discount even though it receives no corresponding interest payment in cash. A Fund may have to sell other investments to obtain cash needed to make income distributions, which may reduce a Fund’s assets, increase its expense ratio and decrease its rate of return.

18)	Interfund Lending.

To satisfy redemption requests or to cover unanticipated cash shortfalls (due to “sales fails” or other factors), the Funds have entered into a master interfund lending agreement (“Interfund Lending Agreement”) under which a Fund would lend money and borrow money for temporary purposes directly to and from another fund in the Managers Fund Complex through a credit facility (each an “Interfund Loan”), subject to meeting the conditions of an SEC exemptive order granted to the Fund permitting such interfund lending. No Fund may borrow more than the lesser of the amount permitted by Section 18 of the 1940 Act or the amount permitted by its fundamental investment restrictions. All Interfund Loans will consist only of uninvested cash reserves that the Fund otherwise would invest in short-term repurchase agreements or other short-term instruments either directly or through a money market fund.

If a Fund has outstanding borrowings, any Interfund Loans to the Fund (a) will be at an interest rate equal to or lower than any outstanding bank loan, (b) will be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) will have a maturity no longer than any outstanding bank loan (and in any event not over seven days) and (d) will provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Fund, the event of default will automatically (without need for action or notice by the lending fund) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending fund to call the Interfund Loan (and exercise all rights with respect to any collateral) and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing fund.

A Fund may make an unsecured borrowing through the credit facility if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if the Fund has a secured loan outstanding from any other lender, including but not limited to another fund in the Managers Fund Complex, the Fund’s Interfund Loan will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a Fund’s total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, the Fund may borrow through the credit facility only on a secured basis. A Fund may not borrow through the credit facility nor from any other source if its total outstanding borrowings immediately after the interfund borrowing would exceed the limits imposed by Section 18 of the 1940 Act or the Fund’s fundamental investment restrictions.

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No Fund may lend to another fund in the Managers Fund Complex through the interfund lending credit facility if the Interfund Loan would cause its aggregate outstanding loans through the credit facility to exceed 15% of the lending fund’s current net assets at the time of the Interfund Loan. A Fund’s Interfund Loans to any one fund shall not exceed 5% of the lending fund’s net assets. The duration of Interfund Loans is limited to the time required to receive payment for securities sold, but in no event may the duration exceed seven days. Interfund Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund.

The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a Fund borrows money from another fund, there is a risk that the Interfund Loan could be called on one day’s notice or not renewed, in which case the Fund may have to borrow from a bank at higher rates if an Interfund Loan were not available from another fund. A delay in repayment to a lending fund could result in a lost opportunity or additional lending costs.

19)	Inverse Floating Obligations.

Inverse floating obligations, also referred to as residual interest bonds, have interest rates that decline when market rates increase and vice versa. They are typically purchased directly from the issuing agency.

These obligations entail certain risks. They may be more volatile than fixed-rate securities, especially in periods where interest rates are fluctuating. In order to limit this risk, the Subadvisor(s) may purchase inverse floaters that have a shorter maturity or contain limitations on their interest rate movements.

20)	Investment Company Securities.

Each Fund may invest some portion of its assets in shares of other investment companies, including exchange traded funds (“ETFs”) and money market funds, to the extent that they may facilitate achieving the investment objective of the Fund or to the extent that they afford the principal or most practical means of access to a particular market or markets or they represent attractive investments in their own right. A Fund’s purchase of shares of investment companies may result in the payment by a shareholder of duplicative management fees. The Advisor and Subadvisor(s) for each Fund will consider such fees in determining whether to invest in other investment companies. The Funds will invest only in investment companies, or classes thereof, that do not charge a sales load; however, the Funds may invest in such companies with distribution plans and fees, and may pay customary brokerage commissions to buy and sell shares of closed-end investment companies and ETFs.

The return on a Fund’s investments in investment companies will be reduced by the operating expenses, including investment advisory and administrative fees, of such companies. A Fund’s investment in a closed-end investment company may require the payment of a premium above the net asset value of the investment company’s shares, and the market price of the investment company thereafter may decline without any change in the value of the investment company’s assets. A Fund, however, will not invest in any investment company or trust unless it is believed that the potential benefits of such investment are sufficient to warrant the payment of any such premium.

The provisions of the 1940 Act may impose certain limitations on the Fund’s investments in other investment companies. In particular, the Fund’s investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company, and (iii) 10% of the Fund’s total assets with respect to investment companies in the aggregate (the “Limitation”). The Fund may be able to rely on an exemption from the Limitation if (i) the investment company in which the Fund would like to invest has received an order for exemptive relief from the Limitation from the SEC that is applicable to the Fund; and (ii) the investment company and the Fund take appropriate steps to comply with any terms and conditions in such order. In addition, pursuant to rules adopted by the SEC, a Fund may invest (1) in shares issued by money market funds, including certain unregistered money market funds, and (2) in shares issued by affiliated funds in excess of the Limitation.

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As an exception to the above, a Fund has the authority to invest all of its assets in the securities of a single open-end investment company with substantially the same fundamental investment objectives, restrictions, and policies as that of the Fund. A Fund will notify its shareholders prior to initiating such an arrangement.

The Managers California Intermediate Tax-Free Fund may invest in open-end and closed-end investment companies which invest in securities whose income is exempt from federal income tax and California personal income tax, including AMT. It is the current intention of the Fund to limit its investments in such investment companies to not more than 5% of its net assets. Assuming the Managers California Intermediate Tax-Free Fund otherwise qualifies to pay exempt-interest dividends under the 50% test (see “Certain Federal Income Tax Matters” below), income received from such investments will increase, for federal (and likely California) income tax purposes, the amount of exempt interest dividends that may be paid to shareholders of the Managers California Intermediate Tax-Free Fund.

21) Mortgage-Related Securities.

Mortgage-related securities include collateralized mortgage obligations (“CMOs”) and “pass-throughs.” “Pass-throughs,” which are certificates that are issued by governmental, government-related or private organizations, are backed by pools of mortgage loans and provide investors with monthly payments. Pools that are created by non-government issuers generally have a higher rate of interest than pools of government and government related issuers. This is because there is no express or implied government backing associated with non-government issuers. Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association (“GNMA”)), or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by Fannie Mae (“FNMA”) or Freddie Mac (“FHLMC”)). Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be uninsured or may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

Collateralized Mortgage Obligations. CMOs are obligations that are fully collateralized by a portfolio of mortgages or mortgage-related securities. There are different classes of CMOs, and certain classes have priority over others with respect to prepayment on the mortgages. Therefore, a Fund may be subject to greater or lesser prepayment risk depending on the type of CMOs in which the Fund invests. Although the mortgage-related securities securing these obligations may be subject to a government guarantee or third party support, the obligation itself is not so guaranteed. Therefore, if the collateral securing the obligation is insufficient to make payment on the obligation, a Fund could sustain a loss.

Some mortgage-related securities are “Interest Only” or “IOs” which receive only the interest paid on the underlying pools of holders or “Principal Only” or “POs” whose interest in the underlying pools is limited to their principal. In general, the Funds treat IOs and POs as subject to the restrictions that are placed on illiquid investments, except if the IOs or POs are issued by the U.S. government.

Real Estate Mortgage Investment Conduits. Real Estate Mortgage Investment Conduits are CMO vehicles that qualify for special tax treatment under the Code and invest in mortgages principally secured by interests in real property and other investments permitted by the Code.

GNMA Mortgage Pass-Through Certificates. GNMA Mortgage Pass-Through Certificates (“Ginnie Maes”) are undivided interests in a pool of mortgages insured by the Federal Housing Administration, the Farmers Home Administration or the Veterans Administration. They entitle the holder to receive all payments of principal and interest, net of fees due to GNMA and the issuer. Payments are made to holders of Ginnie Maes whether payments are actually received on the underlying mortgages. This is because Ginnie Maes are guaranteed by the full faith and credit of the United States. GNMA has the unlimited authority to borrow funds from the U.S. Treasury to make payments to these holders.

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FNMA Guaranteed Mortgage Pass-Through Certificates. FNMA Mortgage Pass-Through Certificates (“Fannie Maes”) are undivided interests in a pool of conventional mortgages. They are secured by the first mortgages or deeds of trust on residential properties. There is no obligation to distribute monthly payments of principal and interest on the mortgages in the pool. They are guaranteed only by FNMA and are not backed the full faith and credit of the United States.

Recent Events Regarding FNMA and FHLMC Securities. The value of FNMA and FHLMC’s securities fell sharply in 2008 due to concerns that the firms did not have sufficient capital to offset losses. In mid-2008, the U.S. Treasury was authorized to increase the size of home loans that FNMA and FHLMC could purchase in certain residential areas and, until 2009, to lend FNMA and FHLMC emergency funds and to purchase the companies’ stock. In September 2008, the U.S. Treasury announced that FNMA and FHLMC had been placed in conservatorship by the Federal Housing Finance Agency (“FHFA”), a newly created independent regulator. In addition to placing the companies in conservatorship, the U.S. Treasury announced three additional steps that it intended to take with respect to FNMA and FHLMC. First, the U.S. Treasury has entered into Preferred Stock Purchase Agreements (“PSPAs”) under which, if the FHFA determines that FNMA’s or FHLMC’s liabilities have exceeded its assets under generally accepted accounting principles, the U.S. Treasury will contribute cash capital to the company in an amount equal to the difference between liabilities and assets. The PSPAs are designed to provide protection to the senior and subordinated debt and the mortgage-backed securities issued by FNMA and FHLMC. Second, the U.S. Treasury established a new secured lending credit facility available to FNMA and FHLMC, which expired in March 2010 with respect to newly issued asset-backed securities and existing commercial mortgage-backed securities, and in June 2010 with respect to newly issued commercial mortgage-backed securities. Third, the U.S. Treasury initiated a temporary program to purchase FNMA and FHLMC mortgage-backed securities, which expired in October 2010. No assurance can be given that the U.S. Treasury initiatives discussed above with respect to the debt and mortgage-backed securities issued by FNMA and FHLMC have been or will be successful, or, with respect to initiatives that have expired, that the U.S. Treasury would undertake similar initiatives in the future.

Risks Associated with Mortgage-Related Securities. There are certain risks associated with mortgage-related securities, such as prepayment risk and default risk. Although there is generally a liquid market for these investments, those certificates issued by private organizations may not be readily marketable. The value of mortgage-related securities depends primarily on the level of interest rates, the coupon rates of the certificates and the payment history of the underlying mortgages. The risk of defaults associated with mortgage-related securities is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages.

The Funds may invest only in mortgage-related (or other asset-backed) securities either (i) issued by U.S. Government sponsored corporations or (ii) having a rating of A or higher by Moody’s or S&P, an equivalent rating by another NRSRO, or, if not rated by an NRSRO, have been determined to be of equivalent investment quality by the Subadvisor, except that this limitation does not apply to the Managers PIMCO Bond Fund.

In the case of privately issued mortgage-related and asset-backed securities, the Funds take the position that such instruments do not represent interests in any particular industry or group of industries. If new types of mortgage-related securities are developed and offered to investors, investments in such securities will be considered.

22) Municipal Securities.

Municipal securities, including residual interest bonds, are issued by or on behalf of states, territories, and possessions of the United States and the District of Columbia and by their political subdivisions, agencies, and instrumentalities. The interest on these obligations is generally not includable in gross income of most investors for U.S. federal income tax purposes, though interest on certain municipal securities may be included for purposes of the federal Alternative Minimum Tax (“AMT”). Issuers of municipal obligations do not usually seek assurances from governmental taxing authorities with respect to the tax-free nature of the interest payable on such obligations. Rather, issuers seek opinions of bond counsel as to such tax status.

For purposes of the Managers California Intermediate Tax-Free Fund, the term “California municipal securities” as used herein refers to obligations that are issued by or on behalf of the State of California and its political subdivisions. The Managers California Intermediate Tax-Free Fund invests primarily in California municipal securities which generally have 3 to 10 years remaining to maturity at the time of acquisition.

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The Managers California Intermediate Tax-Free Fund restricts its municipal securities investments to those within or of a quality comparable to the four highest rating classifications of Moody’s or S&P. Municipal bonds and notes and tax-exempt commercial paper would have, at the date of purchase by the Fund, Moody’s ratings of Aaa, Aa, A or Baa; MIG 1/VMIG1 or MIG2/VMIG2; P-1; or S&P ratings of AAA, AA, A, or BBB; SP-1+, SP-1 or SP-2; A-1+ or A-1, respectively. See “Description of Bond Ratings Assigned By Standard & Poor’s and Moody’s Investors Service” in Appendix A for further discussion regarding securities ratings.

Securities ratings are the opinions of the rating agencies issuing them and are not absolute standards of quality. Because of the cost of ratings, certain issuers do not obtain a rating for each issue. The Managers California Intermediate Tax-Free Fund may purchase unrated municipal securities which the Subadvisor determines to have a credit quality comparable to that required for investment by the Fund. As a matter of operating policy, not more than 25% of the Managers California Intermediate Tax-Free Fund’s total investments (other than those guaranteed by the U.S. Government or any of its agencies or instrumentalities) may consist of unrated securities. Such percentage shall apply only at the time of acquisition of a security.

Municipal issuers of securities are not usually subject to the securities registration and public reporting requirements of the SEC and state securities regulators. As a result, the amount of information available about the financial condition of an issuer of municipal obligations may not be as extensive as that which is made available by corporations whose securities are publicly traded. The two principal classifications of municipal securities are general obligation securities and limited obligation (or revenue) securities. There are, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the financial backing for the payment of municipal obligations (including general fund obligation leases described below), both within and between the two principal classifications. Long term municipal securities are typically referred to as “bonds” and short term municipal securities are typically called “notes.”

Payments due on general obligation bonds are secured by the issuer’s pledge of its full faith and credit including, if available, its taxing power. Issuers of general obligation bonds include states, counties, cities, towns and various regional or special districts. The proceeds of these obligations are used to fund a wide range of public facilities such as the construction or improvement of schools, roads and sewer systems.

The principal source of payment for a limited obligation bond or revenue bond is generally the net revenue derived from particular facilities financed with such bonds. In some cases, the proceeds of a special tax or other revenue source may be committed by law for use to repay particular revenue bonds. For example, revenue bonds have been issued to lend the proceeds to a private entity for the acquisition or construction of facilities with a public purpose such as hospitals and housing. The loan payments by the private entity provide the special revenue source from which the obligations are to be repaid.

Each Fund that invests in municipal securities will limit its investment in municipal leases to no more than 5% of its total assets, except that this limitation does not apply to the Managers PIMCO Bond Fund.

Municipal Notes. Municipal notes generally are used to provide short-term capital funding for municipal issuers and generally have maturities of one year or less. Municipal notes of municipal issuers include tax anticipation notes, revenue anticipation notes and bond anticipation notes:

Tax Anticipation Notes are issued to raise working capital on a short-term basis. Generally, these notes are issued in anticipation of various seasonal tax revenues being paid to the issuer, such as property, income, sales, use and business taxes, and are payable from these specific future taxes.

Revenue Anticipation Notes are issued in anticipation of the receipt of non-tax revenue, such as federal revenues or grants.

Bond Anticipation Notes are issued to provide interim financing until long term financing can be arranged.

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Municipal Commercial Paper. Issues of municipal commercial paper typically represent short-term, unsecured, negotiable promissory notes. Agencies of state and local governments issue these obligations in addition to or in lieu of notes to finance seasonal working capital needs or to provide interim construction financing and are paid from revenues of the issuer or are refinanced with long term debt. In most cases, municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

23)	Particular Risk Factors Relating to California Municipal Securities.

The Managers California Intermediate Tax-Free Fund is a state-specific municipal fund that invests substantially all of its assets in municipal securities issued by or on behalf of one state, the State of California, or California’s counties, municipalities, authorities or other subdivisions. A fund that invests primarily in securities issued by a single state and its political subdivisions entails a greater level of risk than a fund that is diversified across numerous states and their municipal entities, because the fund is susceptible to political, economic or regulatory factors affecting issuers of that state. With respect to the California Intermediate Tax-Free Fund, these factors include the possible adverse effects of certain California constitutional amendments, legislative measures, voter initiatives, budgetary constraints and other matters. The ability of California or its municipalities to meet their obligations will depend on the availability of tax and other revenues, economic, political and other conditions within the state, and the underlying fiscal condition of the state and its municipalities.

24)	Obligations of Domestic and Foreign Banks.

Each Fund may purchase obligations of domestic and foreign banks and foreign branches of domestic banks. Banks are subject to extensive governmental regulations. These regulations place limitations on the amounts and types of loans and other financial commitments which may be made by the bank and the interest rates and fees which may be charged on these loans and commitments. The profitability of the banking industry depends on the availability and costs of capital funds for the purpose of financing loans under prevailing money market conditions. General economic conditions also play a key role in the operations of the banking industry. Exposure to credit losses arising from potential financial difficulties of borrowers may affect the ability of the bank to meet its obligations under a letter of credit.

25)	Pay-In-Kind Bonds.

The Funds may invest in pay-in-kind bonds. These bonds pay “interest” through the issuance of additional bonds, thereby adding debt to the issuer’s balance sheet. The market prices of these securities are likely to respond to changes in interest rates to a greater degree than the prices of securities paying interest currently. Pay-in-kind bonds carry additional risk in that, unlike bonds that pay interest throughout the period to maturity, a Fund will realize no cash until the cash payment date and the Fund may obtain no return at all on its investment if the issuer defaults.

The holder of a pay-in-kind bond must accrue income with respect to these securities prior to the receipt of cash payments thereon. A Fund may have to sell other investments to obtain cash needed to make income distributions, which may reduce a Fund’s assets, increase its expense ratio and decrease its rate of return.

26)	Real Estate Investment Trusts (“REITs”).

The Funds, in particular, the Managers Real Estate Securities Fund, may invest in REITs, which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interest. The Real Estate Securities Fund will concentrate its investments (i.e., invest more than 25% of its net assets) in companies engaged in the real estate industry, including, REITs.

REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from

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the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided that they comply with certain requirements under the Code. A Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Fund.

Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risk of financing projects. During periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, and such prepayment may diminish the yield on securities issued by such mortgage REITs. REITs are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for the special tax treatment accorded REITs under the Code and failing to maintain their exemption from the 1940 Act. REITs, and mortgage REITs in particular, are also subject to interest rate risk.

27)	Reverse Repurchase Agreements.

In a reverse repurchase agreement, the Fund sells a security and agrees to repurchase the same security at a price and on a date mutually agreed upon by the parties. The price reflects interest at a rate in effect for the term of the agreement. For the purposes of the 1940 Act, a reverse repurchase agreement is treated as a borrowing and, therefore, a form of leverage which may magnify any gains or losses for the Fund.

The Fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, the Fund will enter into reverse repurchase agreements only when the interest income to be earned from the investment of the proceeds is more than the interest expense of the transaction. The Fund will not invest the proceeds of a reverse repurchase agreement for a period that is longer than the term of the reverse repurchase agreement itself. The Fund will earmark or establish and maintain a segregated account with the custodian consisting of liquid assets in an amount equal to the amount of its obligation under the reverse repurchase agreement.

28)	Rights and Warrants.

Rights are short-term obligations issued in conjunction with new stock issues. Warrants give the holder the right to buy an issuer’s securities at a stated price for a stated time. The holder of a right or warrant has the right to purchase a given number of shares of a security of a particular issuer at a specified price until expiration of the right or warrant. Such investments provide greater potential for profit than a direct purchase of the same amount of the securities. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and warrants are considered speculative investments. They pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, a Fund would lose its entire investment in such warrant.

It is the present intention of each Fund to limit its investments in warrants or rights, valued at the lower of cost or market, to no more than 5% of the value of its net assets, except that this limitation does not apply to the Managers PIMCO Bond Fund. Warrants or rights acquired by the Funds in units or attached to securities will be deemed to be without value for purposes of this restriction.

29)	Securities Lending.

Each Fund may lend its portfolio securities in order to realize additional income. This lending is subject to a Fund’s investment policies and restrictions. Each Fund may lend its investment securities so long as (i) the loan is secured by collateral having a market value at all times not less than 102% (105% in the case of certain foreign securities) of the value of the securities loaned, (ii) such collateral is marked to market on a daily basis, (iii) the loan is subject to termination by the Fund at any time, and (iv) the Fund receives reasonable interest on the loan. When cash is received as collateral, a Fund will invest the cash received in short-term instruments to earn additional

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income. The Fund will bear the risk of any loss on any such investment. The Funds may pay reasonable finders, administrative and custodial fees to persons that are unaffiliated with the Fund for services in connection with loans of portfolio securities. In addition, voting rights may pass with the loaned portfolio securities, but if a material event occurs affecting an investment on loan, the loan will be recalled and the securities voted by the Fund.

30)	Short Sales.

The Funds may engage in short selling. A Fund may engage in “short sales against the box,” which involve selling short a security in which the Fund currently holds a position or that the Fund has a right to acquire, while at the same time maintaining its current position in that security or retaining the right to acquire the security. In order to engage in a short sale against the box, a Fund arranges with a broker to borrow the security being sold short. A Fund must deposit with the broker collateral, consisting of cash, or marketable securities, to secure the Fund’s obligation to replace the security and segregate liquid assets, so that the total of the amounts deposited with the broker and segregated is equal to the current value of the securities sold short. In addition, a Fund may pay a fee to borrow securities or maintain an arrangement with a broker to borrow securities, and must pay the broker any dividends or interest paid on the borrowed security during the time the short position is open. In order to close out its short position, the Fund will replace the security by purchasing the security at the price prevailing at the time of replacement. If the price of the security sold short has increased since the time of the short sale, the Fund will incur a loss in addition to the costs associated with establishing, maintaining and closing out the short position. If the price of the security sold short has decreased since the time of the short sale, the Fund will experience a gain to the extent the difference in price is greater than the costs associated with establishing, maintaining and closing out the short position.

If the price of the security sold short increases between the time of the short sale and the time that the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

The Managers PIMCO Bond Fund may engage in short sales “not against the box,” which are generally short sales of securities the Fund does not own. Short sales that are not made “against the box” create opportunities to increase the Fund’s return but, at the same time, involve special risk considerations and may be considered a speculative technique. Since the Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund’s net asset value per share will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in short sales. Short sales not against the box theoretically involve unlimited loss potential, as the market price of securities sold short may continuously increase, although the Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, the Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

To the extent that the Managers PIMCO Bond Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of segregated or “earmarked” assets that the Investment Manager determines to be liquid in accordance with established procedures and that is equal to the current market value of the securities sold short, or will ensure that such positions are covered by “offsetting” positions, until the Fund replaces the borrowed security.

The Managers PIMCO Bond Fund may make short sales of securities to: (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund; (iii) for investment return; (iv) as part of a risk arbitrage strategy; and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. The Managers PIMCO Bond Fund may invest pursuant to a risk arbitrage strategy to take advantage of a perceived relationship between the value of two securities. Frequently, a risk arbitrage strategy involves the short sale of a security.

The SEC and other (including non-U.S.) regulatory authorities have imposed, and may in the future impose, restrictions on short selling, either on a temporary or permanent basis, which may include placing limitations on specific companies and/or industries with respect to which a Fund may enter into short positions. Any such restrictions may hinder a Fund in, or prevent it from, fully implementing its investment strategies, and may negatively affect performance.

The Managers PIMCO Bond Fund will engage in short selling to the extent permitted by the federal securities laws and rules and interpretations thereunder. To the extent the Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

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31)	Trust Preferred Securities

(Managers PIMCO Bond Fund only.) The Fund may invest in trust preferred securities. Trust preferred securities have the characteristics of both subordinated debt and preferred stock. Generally, trust preferred securities are issued by a trust that is wholly-owned by a financial institution or other corporate entity, typically a bank holding company. The financial institution creates the trust and owns the trust’s common securities. The trust uses the sale proceeds of its common securities to purchase subordinated debt issued by the financial institution. The financial institution uses the proceeds from the subordinated debt sale to increase its capital while the trust receives periodic interest payments from the financial institution for holding the subordinated debt. The trust uses the funds received to make dividend payments to the holders of the trust preferred securities. The primary advantage of this structure is that the trust preferred securities are treated by the financial institution as debt securities for tax purposes and as equity for the calculation of capital requirements.

Trust preferred securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated issuer. Typical characteristics include long-term maturities, early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the financial institution. The market value of trust preferred securities may be more volatile than those of conventional debt securities. Trust preferred securities may be issued in reliance on Rule 144A under the 1933 Act and subject to restrictions on resale. There can be no assurance as to the liquidity of trust preferred securities and the ability of holders, such as the Fund, to sell their holdings. In identifying the risks of the trust preferred securities, the Subadvisor for the Fund will look to the condition of the financial institution as the trust typically has no business operations other than to issue the trust preferred securities. If the financial institution defaults on interest payments to the trust, the trust will not be able to make dividend payments to holders of its securities, such as the Fund.

32)	U.S. Government Securities.

U.S. Government securities are securities issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States. Some U.S. Government securities, such as Treasury bills, notes and bonds and GNMA certificates, are supported by the full faith and credit of the United States; those of the FHLMC are supported by the right of the issuer to borrow from the Treasury; those of the FNMA are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and those of the Student Loan Marketing Association are supported only by the credit of the instrumentality. The U.S. Government is not obligated by law to provide future financial support to the U.S. Government agencies or instrumentalities named above.

33)	Variable and Floating Rate Securities and Participation Interests.

Variable rate securities provide for automatic establishment of a new interest rate at fixed intervals (i.e., daily, monthly, semi-annually, etc.). Floating rate securities provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The amount of interest to be paid to the holder is typically contingent on another rate (“contingent security”) such as the yield on 90-day Treasury bills. Variable rate securities may also include debt securities which have an interest rate which resets in the opposite direction of the rate of the contingent security.

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The Funds may invest in participation interests purchased from banks in variable rate obligations owned by banks. A participation interest gives a Fund an undivided interest in the obligation in the proportion that the Fund’s participation interest bears to the total principal amount of the obligation, and provides a demand repayment feature.

Each participation is backed by an irrevocable letter of credit or guarantee of a bank (which may be the bank issuing the participation interest or another bank). The bank letter of credit or guarantee must meet the prescribed investment quality standards for the Funds. A Fund has the right to sell the participation instrument back to the issuing bank or draw on the letter of credit on demand for all or any part of the Fund’s participation interest in the underlying obligation, plus accrued interest.

34)	When Issued, Delayed Delivery and Forward Commitment Transactions.

Each Fund may purchase securities on a when-issued or delayed delivery basis. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of these securities is subject to market fluctuation. For fixed-income securities, no interest accrues to a Fund until a settlement takes place. At the time a Fund makes a commitment to purchase securities on a when-issued basis, it will record the transaction, reflect the daily value of the securities when determining its net asset value, and if applicable, calculate the maturity for the purposes of determining its average maturity from the date of the transaction. At the time of settlement, a when-issued security may be valued below the amount of its purchase price.

In connection with these transactions, a Fund will maintain a segregated account with the custodian containing liquid assets in an amount which is at least equal to the commitments. On the delivery dates of the transactions, a Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could incur a loss or a gain due to market fluctuation. Furthermore, a Fund may be at a disadvantage if the other party to the transaction defaults. When-issued transactions may allow a Fund to hedge against changes in interest rates.

Each Fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time (“forward commitments”) if the Fund holds until the settlement date, in a segregated account, cash or liquid assets in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Where such purchases are made through dealers, a Fund relies on the dealer to consummate the sale. The dealer’s failure to do so may result in a loss to the Fund of an advantageous return or price. Although a Fund will generally enter into a forward commitment with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, a Fund may dispose of a commitment prior to settlement if the Investment Manager and the Subadvisor deem it appropriate to do so. A Fund may realize short-term profits or losses upon the sale of forward commitments.

A Fund will not purchase securities the value of which is greater than 5% of its net assets on a when issued or firm commitment basis, except that this limitation does not apply to the Managers PIMCO Bond Fund.

35)	Zero Coupon Securities.

“Zero coupon” securities are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. Zero coupon securities tend to be more volatile than other securities with similar stated maturities, but which make regular payments of either principal or interest.

A Fund is required to accrue and distribute imputed income from zero coupon securities on a current basis, even though it does not receive the income currently. A Fund may have to sell other investments to obtain cash needed to make income distributions, which may reduce a Fund’s assets, increase its expense ratio and decrease its rate of return.

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Diversification Requirements for the Funds

Each Fund, with the exception of the Managers Real Estate Securities Fund and the Managers California Intermediate Tax-Free Fund, intends to meet the requirements to be a diversified company under the 1940 Act as currently in effect. Because a non-diversified Fund can invest a greater percentage of its assets in a small number of issuers or a single issuer, investments not subject to the diversification requirements could involve an increased risk to an investor should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

Fundamental Investment Restrictions

The following investment restrictions have been adopted by the Trust with respect to each Fund. Except as otherwise stated, these investment restrictions are “fundamental” policies. A “fundamental” policy is defined in the 1940 Act to mean that the restriction cannot be changed without the vote of a “majority of the outstanding voting securities” of the Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

The Funds may not:

(1) Issue senior securities.

(2) Borrow money, except (i) in amounts not to exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed) taken at market value from banks or through reverse repurchase agreements or forward roll transactions, (ii) up to an additional 5% of its total assets for temporary purposes, (iii) in connection with short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law.

(3) Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under the 1933 Act.

(4) Purchase or sell real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

(5) With the exception of the Managers AMG TSCM Growth Equity Fund, purchase or sell commodities, except the Fund may purchase and sell futures contracts (including futures contracts on commodities) and options thereon.

(6) With respect to the Managers AMG TSCM Growth Equity Fund only, purchase or sell commodities or commodity contracts, except the Fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund’s investment policies.

(7) Make loans, except that the Fund may (i) lend portfolio securities in accordance with the Fund’s investment policies up to 33 1/3% of the Fund’s total assets taken at market value, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) lend portfolio securities and participate in an interfund lending program with other series of the Trust provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund’s total assets.

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(8) With the exception of the Managers Real Estate Securities Fund and the Managers California Intermediate Tax-Free Fund, with respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

(9) With the exception of the Managers Real Estate Securities Fund, invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or its agencies or instrumentalities).

Any restriction on investments or use of assets, including, but not limited to, percentage and rating restrictions, set forth in this SAI or a Fund’s Prospectus shall be measured only at the time of investment, and any subsequent change, whether in the value, percentage held, rating or otherwise, will not constitute a violation of the restriction, other than with respect to investment restriction (2) above related to borrowings by the Funds.

For purposes of investment restriction (1) above, issuing senior securities shall not be considered to include (without limitation): borrowing money, making loans, the issuance of shares of beneficial interest in multiple classes or series, the deferral of Trustees’ fees, the purchase or sale of derivative instruments, such as options, futures contracts, options on futures contracts, forward commitments and swaps, and entering into repurchase agreements, reverse repurchase agreements, roll transactions and short sales, in accordance with the Fund’s investment policies and applicable law.

For purposes of investment restriction (2) above, borrowing shall not be considered to include (without limitation): investments in derivative instruments, such as options, futures contracts, options on futures contracts, forward commitments and swaps, short sales and roll transactions made in accordance with the Fund’s investment policies.

For purposes of investment restriction (5) above, commodities shall not be considered to include options on securities, securities indices and currency, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Funds’ investment policies.

For purposes of investment restrictions (5) and (6) above, at the time of the establishment of the restrictions, swap contracts on financial instruments or rates were not within the understanding of the terms “commodities” or “commodity contracts,” and notwithstanding any federal legislation or regulatory action by the Commodity Futures Trading Commission (“CFTC”) that subject such swaps to regulation by the CFTC, the Funds will not consider such instruments to be commodities or commodity contracts for purposes of this restriction.

For purposes of fundamental investment restriction (7) above, the Funds will lend portfolio securities to other series of trusts managed by the Investment Manager pursuant to an interfund lending program provided that the Funds comply with the conditions of an SEC exemptive order granted to the Funds permitting such interfund lending.

Unless otherwise provided, for purposes of investment restriction (9) above, the term “industry” shall be defined by reference to the Global Industry Classification Standard put forth by S&P and Morgan Stanley Capital International.

In addition to the restrictions listed above, as a fundamental policy, the Managers California Intermediate Tax-Free Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in intermediate-term California municipal bonds that are free from both Federal and California state income taxes, including the Alternative Minimum Tax.

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Non-Fundamental Investment Restrictions

With the exception of the Managers AMG TSCM Growth Equity Fund, the following restrictions are designated as non-fundamental with respect to each Fund and may be changed by the Trust’s Board of Trustees without shareholder approval.

A Fund may not (except as noted):

(1) Purchase securities on margin, provided that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities, except that the Fund may make margin deposits in connection with futures contracts;

(2) (Except Managers PIMCO Bond Fund) Make short sales of securities or maintain a short position, except that a Fund may sell short “against the box.”

For purposes of the Managers Frontier Small Cap Growth Fund’s policy to invest 80% of its net assets, plus the amount of any borrowings for investment purposes, in stocks of U.S. small-capitalization companies, as disclosed in the Fund’s prospectus, stocks of a U.S. company include (i) securities of issuers that are organized under the laws of the U.S. or that maintain their principal place of business in the U.S.; (ii) securities that are traded principally in the U.S.; or (iii) securities of issuers that, during the issuer’s most recent fiscal year, derived at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in the U.S. or that have at least 50% of their assets in the U.S.

The SEC staff has taken the position that the statement of policy required by Section 8(b)(1) of the 1940 Act relating to industry concentration does not apply to investments in tax-exempt securities issued by governments or political subdivisions governments. The Managers California Intermediate Tax-Free Fund does not intend to concentrate its investments in a particular industry or group of industries.

Portfolio Turnover

Generally, each Fund purchases securities for investment purposes and not for short-term trading profits. However, a Fund may sell securities without regard to the length of time that the security is held in the portfolio if such sale is consistent with the Fund’s investment objective. A higher degree of portfolio activity may increase brokerage costs to the Fund and may increase shareholders’ tax liability.

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The portfolio turnover rates for (i) each Fund (other than the Managers AMG TSCM Growth Equity Fund) for the fiscal years ending October 31, 2010 and October 31, 2011, and (ii) the Managers AMG TSCM Growth Equity Fund for the period from July 30, 2010 (the date the Fund commenced operations) through October 31, 2010 and the fiscal year ending October 31, 2011, are as follows:

Managers Frontier Small Cap Growth Fund

Fiscal Year Ending	Portfolio Turnover Rate
October 31, 2010	52%
October 31, 2011	44%

Managers AMG TSCM Growth Equity Fund*

Period/Fiscal Year Ending	Portfolio Turnover Rate
October 31, 2010	50%
October 31, 2011	102%

Managers Micro-Cap Fund

Fiscal Year Ending	Portfolio Turnover Rate
October 31, 2010	93%
October 31, 2011	85%

Managers Real Estate Securities Fund

Fiscal Year Ending	Portfolio Turnover Rate
October 31, 2010	99%
October 31, 2011	75%

Managers PIMCO Bond Fund

Fiscal Year Ending	Portfolio Turnover Rate
October 31, 2010	359%
October 31, 2011	495%

Managers California Intermediate Tax-Free Fund

Fiscal Year Ending	Portfolio Turnover Rate
October 31, 2010	64%
October 31, 2011	8%

*	The portfolio turnover rate for the Managers AMG TSCM Growth Equity Fund for the fiscal year ended October 31, 2011 was based on a full year of operations for the Fund, which explains the increase from the portfolio turnover rate for the period ended October 31, 2010.

Disclosure of Portfolio Holdings

The Trust has adopted policies and procedures reasonably designed to prevent selective disclosure of the Funds’ portfolio holdings to third parties, other than disclosures that are consistent with the best interests of shareholders of the Funds. The Managers Frontier Small Cap Growth Fund, Managers AMG TSCM Growth Equity Fund, Managers Real Estate Securities Fund, Managers PIMCO Bond Fund and Managers California Intermediate Tax-Free Fund will disclose their portfolio holdings on a monthly basis on or about the 10th business day of the following month, and the Managers Micro-Cap Fund will disclose its portfolio holdings on a quarterly basis on or about the 60th day following each fiscal quarter or upon a Form N-Q filing, by posting this information on the Funds’ website. The Chief Compliance Officer of the Funds may designate an earlier or later date for public disclosure of a Fund’s portfolio holdings. Other disclosures of portfolio holdings information will only be made following a determination by the Chief Compliance Officer of the Funds that the disclosures are in the best interests of shareholders of the Funds and are for a legitimate business purpose (such as to service providers or broker-dealers in connection with the performance of services for the Funds), and that the recipient is subject to a duty of confidentiality and may not trade in securities on the basis of non-public information that may be included in these disclosures. The Chief Compliance Officer of the Funds will monitor the use of the information disclosed by approved recipients and report to the Board of Trustees at least annually regarding these disclosures, and will identify and address any potential conflicts between the Investment Manager’s interests and those of shareholders of the Funds in connection with these disclosures.

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Other than as follows, the Trust does not have any arrangements with any person to make available information about the Funds’ portfolio securities, and the Trust’s policies and procedures prohibit any person or entity from receiving compensation or consideration of any kind in this regard.

The Funds may regularly provide non-public portfolio holdings information, including current portfolio holdings information, to the following third parties in the normal course of their performance of services to the Funds: the Subadvisor(s); the independent registered public accounting firm (PricewaterhouseCoopers LLP); the Custodian (The Bank of New York Mellon); financial printers (R.R. Donnelley, Merrill Corp.); counsel to the Funds (Ropes & Gray LLP) or counsel to the independent trustees of the Funds (Sullivan & Worcester LLP); regulatory authorities; and securities exchanges and other listing organizations. Disclosures of current portfolio holdings information will be made on a daily basis with respect to the Subadvisor(s) and the Custodian. Disclosures of portfolio holdings information will be made to the Funds’ independent registered public accounting firm and financial printers on a semi-annual basis in connection with the preparation of public filings, and from time to time in the course of Fund operations. Disclosures of portfolio holdings information, including current portfolio holdings information, may be made to counsel to the Funds or counsel to the independent trustees in connection with periodic meetings of the Board of Trustees and otherwise from time to time in connection with Fund operations. In addition, the Funds provide portfolio holdings information to the following data providers, fund ranking/rating services, independent consultants and fair valuation services: Lipper, Morningstar, Interactive, FactSet, Netik, Wilshire Associates, and Institutional Shareholder Services Inc. The Funds may disclose non-public current portfolio holdings information to Interactive on a daily basis for valuation purposes, to FactSet and Netik on a daily basis for portfolio holdings analysis, to Wilshire Associates on the 7th business day of every month for consulting services, portfolio holdings and performance analysis, and to Institutional Shareholder Services Inc. on a monthly basis for proxy voting purposes. The Funds also provide current portfolio holdings information to Lipper, Morningstar and various institutional investment consultants and other related firms, but only after such information has already been disclosed to the general public.

The entities to which the Funds voluntarily disclose portfolio holdings information are required, either by explicit agreement or by virtue of their respective duties to the Funds, to maintain the confidentiality of the information disclosed. There can be no assurance that the Trust’s policies and procedures regarding selective disclosure of the Funds’ portfolio holdings will protect the Funds from potential misuse of that information by individuals or entities to which it is disclosed.

TRUSTEES AND OFFICERS

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Fund. The Trustees are experienced executives who meet periodically throughout the year to oversee the Fund’s activities, review contractual arrangements with companies that provide services to the Fund, and review the Fund’s performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The President, Treasurer and Secretary hold office until a successor has been duly elected and qualified or in each case until he or she sooner dies, resigns, is removed or becomes disqualified. Other officers serve at the pleasure of the Trustees.

Independent Trustees: The Trustees in the following table are not interested persons of the Trust within the meaning of the 1940 Act (“Independent Trustees”). William E. Chapman serves as the Independent Chairman of the Board of Trustees.

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NAME AND DATE OF BIRTH	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX* OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
Jack W. Aber DOB: 9/9/37	Trustee since 2000	Professor of Finance, Boston University School of Management (1972-Present)	38	Trustee of Appleton Growth Fund (1 portfolio); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios)	Significant board experience; currently professor of finance; audit committee financial expert.

William E. Chapman, II DOB: 9/23/41	Trustee since 2000; Independent Chairman	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Trustee of Bowdoin College (2002-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars) (2002- Nov. 2009)	38	Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios)	Significant board experience; significant executive experience with several financial services firms; continuing service as Independent Chairman of the Board of Trustees.

Edward J. Kaier DOB: 9/23/45	Trustee since 2000	Attorney at Law and Partner, Teeters Harvey Gilboy & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007)	38	Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios)	Significant board experience; practicing attorney; continuing service as Chairman of the Trust’s Audit Committee.

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NAME AND DATE OF BIRTH	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX* OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
Steven J. Paggioli DOB: 4/3/50	Trustee since 2000	Independent Consultant (2001-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001)	38	Trustee, Professionally Managed Portfolios (43 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel; Trustee of Aston Funds (26 portfolios)	Significant board experience; significant executive experience with several financial services firms; former service with financial service regulator; audit committee financial expert.

Eric Rakowski DOB: 6/5/58	Trustee since 2000	Professor, University of California at Berkeley School of Law (1990-Present)	38	Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios)	Significant board experience; former practicing attorney; currently professor of law.

Thomas R. Schneeweis DOB: 5/10/47	Trustee since 2000	Professor of Finance, University of Massachusetts (1977-Present); Director, CISDM at the University of Massachusetts, (1996-Present); President, TRS Associates (1982-Present); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-Present); Partner, S Capital Management, LLC (2007-Present); Partner, White Bear Partners, LLC (2007-2010); Partner, Northampton Capital Management, LLC (2004-2010)	38	Trustee of Aston Funds (26 portfolios)	Significant board experience; currently professor of finance; significant executive experience with several investment partnerships.

*	The Fund Complex consists of the funds of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

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Interested Trustee

Ms. Carsman is an “interested person” of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG, and her former position as Chief Legal Officer of the Trust.

NAME AND DATE OF BIRTH	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE/ OFFICER*	OTHER DIRECTORSHIPS HELD BY TRUSTEE/ OFFICER DURING PAST 5 YEARS	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
Christine C. Carsman DOB: 4/2/52	Trustee since 2011	Deputy General Counsel, Affiliated Managers Group, Inc. (2011-Present); Senior Counsel, Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-Present); Secretary and Chief Legal Officer, Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004)	38	None	Significant business, legal and risk management experience with several financial services firms; former practicing attorney at private law firm; significant experience as an officer of the Trust, including as Chief Legal Officer.

*	The Fund Complex consists of the funds of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

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Information About Each Trustee’s Experience, Qualifications, Attributes or Skills

Trustees of the Trust, together with information as to their positions with the Trust, principal occupations and other board memberships for the past five years, and experience, qualifications, attributes or skills for serving as Trustees are shown in the tables above. The summaries relating to the experience, qualifications, attributes and skills of the Trustees are required by the registration form adopted by the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case. The Board believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the board level, with no single Trustee, or particular factor, being indicative of board effectiveness. However, the Board believes that Trustees need to be able to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Trust management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. The Board believes that each of its members has these abilities. Experience relevant to having these abilities may be achieved through a Trustee’s educational background; business, professional training or practice (e.g., finance or law), or academic positions; experience from service as a board member (including the Board of the Trust) or as an executive of investment funds, significant private or not-for-profit entities or other organizations; and/or other life experiences. To assist them in evaluating matters under federal and state law, the Independent Trustees are counseled by their own separate, independent legal counsel, who participates in Board meetings and interacts with Managers, and also may benefit from information provided by the Trust’s and Managers’ legal counsel. Both Independent Trustee and Trust counsel have significant experience advising funds and fund board members. The Board and its Committees have the ability to engage other experts, including the Funds’ independent public accounting firm, as appropriate. The Board evaluates its performance on an annual basis.

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Officers

NAME AND DATE OF BIRTH	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
Keitha L. Kinne DOB: 5/16/58	President and Principal Executive Officer since 2012; Chief Operating Officer since 2007	President and Principal Executive Officer, Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II (2012-Present); President, Managers Distributors, Inc. (2012-Present); Managing Partner and Chief Operating Officer, Managers Investment Group LLC (2007-Present); Chief Investment Officer, Managers Investment Group LLC (2008-Present); Chief Operating Officer, The Managers Funds, Managers Trust I, Managers Trust II, and Managers AMG Funds (2007-Present); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006)

Lewis Collins DOB: 2/22/66	Secretary since 2011; Chief Legal Officer since 2011	Secretary and Chief Legal Officer, Managers AMG Funds, The Managers Funds, Managers Trust I, and Managers Trust II (2011-Present); Senior Counsel, Affiliated Managers Group, Inc. (2002-Present); Senior Vice President, Affiliated Managers Group, Inc. (2010-Present); Vice President, Affiliated Managers Group, Inc. (2006-2010); Director, Affiliated Managers Group, Inc. (2002-2006); Attorney, Ropes & Gray LLP (1998-2002)

Donald S. Rumery DOB: 5/29/58	Principal Financial Officer since 2008; Chief Financial Officer since 2007; Treasurer since 2000	Senior Vice President, Managers Investment Group LLC (2005-Present); Chief Financial Officer, Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II (2007-Present); Principal Financial Officer, Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II (2008-Present); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-Present); Treasurer, Managers Trust I and Managers Trust II (2000-Present); Treasurer, The Managers Funds (1995-Present); Treasurer, Managers AMG Funds (1999-Present)

John J. Ferencz DOB: 3/09/62	Chief Compliance Officer since 2010	Chief Compliance Officer, Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II (2010-Present); Vice President, Legal and Compliance, Managers Investment Group LLC (2010-Present); Senior Compliance Analyst, Mutual Funds and Regulatory, GE Asset Management Incorporated (2005-2010).

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Michael Ponder DOB: 9/12/73	Assistant Secretary since 2011	Assistant Secretary, Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II (2011-Present); Senior Vice President and Counsel, Managers Investment Group LLC (2011-Present); Attorney, DeNovo Legal (2009-2010); Vice President, Credit Suisse (2007-2009); Associate, Willkie Farr & Gallagher LLP (2006-2007)

Trustee Share Ownership

Name of Trustee	Dollar Range of Equity Securities in the Funds Beneficially Owned as of December 31, 2011	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the Family of Investment Companies* Beneficially Owned as of December 31, 2011
Independent Trustees:
Jack W. Aber	None	Over $100,000
William E. Chapman II	Over $100,000	Over $100,000
Edward J. Kaier	$50,001 - $100,000	Over $100,000
Steven J. Paggioli	$50,001 - $100,000	Over $100,000
Eric Rakowski	None	$50,001-$100,000
Thomas R. Schneeweis	None	$50,001-$100,000
Interested Trustee:
Christine C. Carsman	None	Over $100,000

*	The Family of Investment Companies consists of the funds of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Board Leadership Structure and Risk Oversight

The following provides an overview of the leadership structure of the Board of Trustees of Managers Trust I (the “Board”) and the Board’s oversight of the Funds’ risk management process. The Board consists of seven Trustees, six of whom are not “interested persons” (as defined in the 1940 Act) of the Funds (the “Independent Trustees”). An Independent Trustee serves as Chairman of the Board of Trustees. In addition, the Board also has two standing committees, the Audit Committee and Governance Committee (the “Committees”) (discussed below) comprised exclusively of Independent Trustees, to which the Board has delegated certain authority and oversight responsibilities.

The Board’s role in management of the Trust is oversight, including oversight of the Funds’ risk management process. The Board meets regularly on at least a quarterly basis and at these meetings the officers of the Funds and the Funds’ Chief Compliance Officer report to the Board on a variety of matters. A portion of each regular meeting is devoted to an executive session of the Independent Trustees, the Independent Trustees’ separate,

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independent legal counsel, and the Funds’ Chief Compliance Officer, at which no members of management are present. In executive session, the Independent Trustees consider a variety of matters that are required by law to be considered by the Independent Trustees, as well as matters that are scheduled to come before the full Board, including fund governance, compliance, and leadership issues. When considering these matters, the Independent Trustees are advised by their separate, independent legal counsel. The Board reviews its leadership structure periodically and believes that its structure is appropriate to enable the Board to exercise its oversight of the Funds.

Managers Trust I has retained Managers as the Funds’ investment adviser and administrator. Managers provides the Funds with investment advisory services, and is responsible for day-to-day management and administration of the Funds, and management of the risks that arise from the Funds’ investments and operations. Employees of Managers serve as several of the Funds’ officers, including the Funds’ President. The Board provides oversight of the services provided by Managers and the Funds’ officers, including their risk management activities. On an annual basis, the Fund’s Chief Compliance Officer conducts a compliance review and risk assessment and prepares a written report relating to the review and assessment that is provided to the Board for review and discussion. The risk assessment includes a broad-based review of the risks inherent to the Funds, the controls designed to address those risks, and selective testing of those controls to determine whether they are operating effectively and are reasonably designed. In addition, each Committee of the Board provides oversight of Managers’ risk management activities with respect to the particular activities within the Committee’s purview. In the course of providing oversight, the Board and the Committees receive a wide range of reports on the Funds’ activities, including regarding each Fund’s investment portfolio, the compliance of the Funds with applicable laws, and the Funds’ financial accounting and reporting. The Board and the relevant Committees meet periodically with the Funds’ Chief Legal Officer to receive reports on Managers’ risk management activities. The Board also meets periodically with the Funds’ Chief Compliance Officer to receive reports regarding the compliance of the Funds with federal and state securities laws and the Funds’ internal compliance policies and procedures. In addition, the Board meets periodically with the portfolio managers of the Funds’ subadvisers and Managers’ investment research team to receive reports regarding the management of the Funds, including their investment risks. The Board also meets periodically with the Funds’ Chief Financial Officer, Chief Operating Officer, and other senior personnel of Managers to hear generally about Managers’ business operations.

Board Committees

As described below, the Board of Trustees has two standing Committees, each of which is chaired by an Independent Trustee. The Board has not established a formal risk oversight committee. However, much of the regular work of the Board and its standing Committees addresses aspects of risk oversight.

Audit Committee

The Board of Trustees has an Audit Committee consisting of all of the Independent Trustees. Edward J. Kaier serves as the chairman of the Audit Committee. Under the terms of its charter, the Audit Committee (a) acts for the Trustees in overseeing the Trust’s financial reporting and auditing processes; (b) receives and reviews communications from the independent registered public accounting firm relating to its review of the Funds’ financial statements; (c) reviews and assesses the performance, approves the compensation, and approves or ratifies the appointment, retention or termination of the Trust’s independent registered public accounting firm; (d) meets periodically with the independent registered public accounting firm to review the annual audits of the series of the Trust, including the audit of the Funds, and pre-approve the audit services provided by the independent registered public accounting firm; (e) considers and acts upon proposals for the independent registered public accounting firm to provide non-audit services to the Trust or the Investment Manager or its affiliates to the extent that such approval is required by applicable laws or regulations; (f) considers and reviews with the independent registered public accounting firm, periodically as the need arises, but not less frequently than annually, matters bearing upon its status as “independent” under applicable standards of independence established from time to time by the SEC and other regulatory authorities; and (g) reviews and reports to the full Board with respect to any material accounting, tax, valuation or record-keeping issues of which the Audit Committee is aware that may affect the Trust, its financial statements or the amount of any dividend or distribution right, among other matters. The chairman of the Audit Committee or his designee also may carry out the duties of the Pricing Committee from time to time. The Audit Committee met two times during the most recent fiscal year.

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Governance Committee

The Board of Trustees has a Governance Committee consisting of all of the Independent Trustees. William E. Chapman serves as the chairman of the Governance Committee. Under the terms of its charter, the Governance Committee is empowered to perform a variety of functions on behalf of the Board of Trustees, including responsibility to make recommendations with respect to the following matters: (i) the nomination and selection of all individuals to be appointed or elected as Independent Trustees; (ii) the selection of an Independent Trustee to serve as the chairperson of the Trust; (iii) the compensation to be paid to Independent Trustees; (iv) the manner in which the Board of Trustees or the Independent Trustees will conduct self-evaluations; (v) the approval of advisory, subadvisory, distribution and other agreements with affiliated service providers; (vi) the approval of Rule 12b-1 plans, shareholder servicing plans and related agreements; and (vii) other matters that are appropriate for consideration by the Independent Trustees (and not otherwise the responsibility of the Audit Committee). It is the policy of the Governance Committee to consider nominees recommended by shareholders. Shareholders who would like to recommend nominees to the Governance Committee should submit the candidate’s name and background information in a sufficiently timely manner (and in any event, no later than the date specified for receipt of shareholder proposals in any applicable proxy statement of the Funds) and should address their recommendations to the attention of the Governance Committee, c/o the Secretary of the Funds, 800 Connecticut Avenue, Norwalk, Connecticut 06854. The Governance Committee met six times during the most recent fiscal year.

Trustees’ Compensation

For their services as Trustees of the Trust and other mutual funds within the Managers Fund Complex for the fiscal year ended October 31, 2011, the Trustees were compensated as follows:

Name of Trustee	Aggregate Compensation from the Funds (a)	Total Compensation from the Fund Complex Paid to Trustees (b)

Independent Trustees:
Jack W. Aber	$17,190	$100,250
William E. Chapman II (c)	$20,406	$119,000
Edward J. Kaier (d)	$18,435	$107,500
Steven J. Paggioli	$17,190	$100,250
Eric Rakowski	$17,190	$100,250
Thomas R. Schneeweis	$17,190	$100,250
Interested Trustee:
Christine C. Carsman	None	None

(a)	Compensation is calculated for the fiscal year ended October 31, 2011. The Trust does not provide any pension or retirement benefits for the Trustees.
(b)	Total compensation includes compensation paid during the 12-month period ending October 31, 2011 for services as a Trustee of the Fund Complex, which, as of October 31, 2011, consisted of 38 funds in the Trust, Managers AMG Funds, The Managers Funds and Managers Trust II.

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(c)	Mr. Chapman received an additional $18,750 annually for serving as the Independent Chairman, which is reflected in the chart above.
(d)	Mr. Kaier received an additional $7,250 annually for serving as the Audit Committee Chairman, which is reflected in the chart above.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Control Persons

Except for the Managers California Intermediate Tax-Free Fund and the Managers Frontier Small Cap Growth Fund, the Trust did not know of any person or entity who, as of February 3, 2012, “controlled” (within the meaning of the 1940 Act) any of the Funds. For the Managers California Intermediate Tax-Free Fund, the Willis S. & Marion B. Slusser Trustees, as of February 3, 2012, beneficially owned 25% or more of the outstanding shares of the Fund and may be deemed to “control” the Fund under the 1940 Act. For the Managers Frontier Small Cap Growth Fund, the Alfred I. Dupont Testamentary Trust, as of February 3, 2012, beneficially owned 25% or more of the outstanding shares of the Fund and may be deemed to “control” the Fund under the 1940 Act.

A person or entity that “controls” a Fund could have effective voting control over the Fund. It may not be possible for matters subject to a vote of a majority of the outstanding voting securities of a Fund to be approved without the affirmative vote of such “controlling” shareholders, and it may be possible for such matters to be approved by such shareholders without the affirmative vote of any other shareholders.

Principal Holders

As of February 3, 2012, the following persons and/or entities owned beneficially or of record 5% or more of the outstanding shares of each class of each Fund listed below. Investor Class shares of the Managers Micro-Cap Fund are not currently being offered and there are no such shares currently outstanding.

Name and Address	Percent Owned
Managers Frontier Small Cap Growth Fund	Service Class
National Financial Services Corp. FBO our Customer 200 Liberty Street New York, New York 10281-1003	22.52%

Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn: Transfer of Accounts 1958 Summit Park Place Suite 400 Orlando, Florida 32810-5935	20.49%

MLPF & S Attn: Fund Administration 97T40 4800 Deer Lake Drive E FL 2 Jacksonville, Florida 32246-6484	11.89%

Investor Class
Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn: Transfer of Accounts 1958 Summit Park Place Suite 400 Orlando, Florida 32810-5935	49.49%

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TD Ameritrade Inc. for the Exclusive Benefit of our Clients PO Box 2226 Omaha, Nebraska 68103-2226	13.39%

National Financial Services Corp. Exclusive Benefit of our Customers Attn: Mutual Funds Dept 5th Floor 200 Liberty Street PO Box 3751 Church Street Station New York, New York 10008-3751	12.70%

BNY Mellon Trust C/F IRA FBO Customer 909 15th Street Augusta, Georgia 30901-2607	11.24%

Institutional Class

Alfred I Dupont Testamentary Trust 510 Alfred Dupont Place Jacksonville, FL 32202	40.97%

MAC & Co A/C P.O. Box 3198 525 William Penn Place Pittsburgh, PA 15230	19.27%

Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn: Transfer of Accounts 1958 Summit Park Place Suite 400 Orlando, Florida 32810-5935	8.49%

SEI Private Trust Co. C/O Frost Bank One Freedom Valley Drive Oaks, PA 19456	8.23%

Managers AMG TSCM Growth Equity Fund	Service Class

BNY Mellon Simple Trust CO Customer FBO Managers Funds Wrap Program 760 Moore Road King of Prussia, PA 19406-1212	98.62%

Investor Class

Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn: Transfer of Accounts 1958 Summit Park Place Suite 400 Orlando, Florida 32810-5935	99.10%

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Institutional Class

Frontier Trust Company FBO Affiliated Managers Group, Inc. 401(k) P.O. Box 10758 Fargo, North Dakota 58106	42.85%

Ian A. Rosenthal 111 Barrow Street Apartment 7C New York, New York 10014-2894	18.10%

Grant R. Babyak and Nicole Abbatecola 34 Dusenberry Road Bronxville, New York 10708-2421	13.45%

Stephen Green P.O. Box 3939 New York, New York, 10185-3939	7.95%

Kenneth C Duca and Kristen J Duca 103 E 84th Street Apt 4A New York, NY 10028	6.74%

Keitha L Kinne and Daniela L Sikora 129 Picketts Ridge Road Redding CT 06896	5.05%

Managers Micro-Cap Fund
Service Class*

Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn: Transfer of Accounts 1958 Summit Park Place Suite 400 Orlando, Florida 32810-5935	37.28%

National Financial Services 1 World Financial Center New York, New York 10281-1003	15.33%

Institutional Class

James Anderson Trustee Mendocino County Employees 625B Kings Court Ukiah, California 95482-5036	20.74%

Mercer Trust Company Trustee FBO Granite Construction Retirement Savings Plan 1 Investors Way Norwood, Massachusetts 02062-1599	20.34%

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SEI Trust Company C/O Customer Trust One Freedom Valley Drive Oaks, Pennsylvania 19456-0000	6.66%

LPL Financial A/C 1000-0005 9785 Towne Centre Drive San Diego, CA 92121-1968	5.40%

* Effective as of October 3, 2011, existing shares of Managers Micro-Cap Fund were reclassified and redesignated as Service Class shares.

Managers Real Estate Securities Fund
National Financial Services Corp. FBO our Customer 200 Liberty Street New York, New York 10281-1003	30.22%

Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn: Transfer of Accounts 1958 Summit Park Place Suite 400 Orlando, Florida 32810-5935	17.61%

BNY Mellon as Agent for BNY Mellon Trust Co. Cust. FBO Managers Funds Wrap Program 760 Moore Road King of Prussia, Pennsylvania 19406-1212	6.47%

Managers PIMCO Bond Fund
National Financial Services Corp. FBO our Customer 200 Liberty Street New York, New York 10281-1003	22.35%

Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn: Transfer of Accounts 1958 Summit Park Place Suite 400 Orlando, Florida 32810-5935	19.97%

Managers California Intermediate Tax-Free Fund
Willis S. & Marion B. Slusser Trustees Willis S. Slusser & Marion B. Slusser 2002 Family Trust 200 Deer Valley Road Apartment 1D San Rafael, California 94903-5513	33.31%

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Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn: Transfer of Accounts 1958 Summit Park Place Suite 400 Orlando, Florida 32810-5935	25.49%

National Financial Services LLC For the Exclusive Benefit of our Customers Attn: Mutual Funds Dept 5th Floor One World Financial Center 200 Liberty Street New York, New York 10281-1003	5.49%

The Trust did not know of any person who, as of February 3, 2012, beneficially owned 5% or more of the outstanding Service Class and Investor Class shares of the Managers Frontier Small Cap Growth Fund and the Managers AMG TSCM Growth Equity Fund, or the outstanding shares of the Managers Micro-Cap Fund the Managers Real Estate Securities Fund, and the Managers PIMCO Bond Fund. The Trust did not know of any person in addition to the Alfred I. Dupont Testamentary Trust, who, as of February 3, 2012, beneficially owned 5% or more of the outstanding Institutional Class shares of the Managers Frontier Small Cap Growth Fund. The Trust did not know of any person in addition to Ian A. Rosenthal, Grant R. Babyak and Nicole Abbatecola, Stephen Green, Kenneth C. Duca and Kristen J. Duca, and Keitha L. Kinne and Daniela L. Sikora who, as of February 3, 2012, beneficially owned 5% or more of the outstanding Institutional Class shares of the Managers AMG TSCM Growth Equity Fund. The Trust did not know of any person in addition to the Willis S. & Marion B. Slusser Trustees who, as of February 3, 2012, beneficially owned 5% or more of the outstanding shares of the Managers California Intermediate Tax-Free Fund.

Management Ownership

As of February 16, 2012, all management personnel (i.e., Trustees and Officers) as a group owned beneficially less than 1% of the outstanding shares of each of the Funds.

MANAGEMENT OF THE FUNDS

Investment Manager

The Trustees provide broad supervision over the operations and affairs of the Trust and the Funds. Managers Investment Group LLC serves as investment manager to the Funds. The Investment Manager also serves as administrator of each Fund and carries out the daily administration of the Trust and each Fund. The Investment Manager’s principal address is 800 Connecticut Avenue, Norwalk, Connecticut 06854. The Investment Manager is a subsidiary of AMG, and a subsidiary of AMG serves as the Managing Member of the Investment Manager. AMG is located at 600 Hale Street, Prides Crossing, Massachusetts 01965. Managers Distributors, Inc. (“MDI”), a wholly-owned subsidiary of the Investment Manager, serves as the distributor to the Fund. MDI’s principal address is 800 Connecticut Avenue, Norwalk, Connecticut 06854.

Subadvisors

The assets of each Fund are managed by a Subadvisor or a team of Subadvisors selected by the Investment Manager, subject to the review and approval of the Trustees. The Investment Manager has entered into an advisory agreement with each Subadvisor known as a “Subadvisory Agreement.” The SEC has given the Trust an exemptive order permitting the Investment Manager, on behalf of the Funds, to hire new unaffiliated Subadvisors for the Funds without prior shareholder approval, but subject to shareholder notification within 90 days of the hiring of such a Subadvisor. The Investment Manager and its corporate predecessors have over 20 years of experience in evaluating Subadvisors for individuals and institutional investors.

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The Investment Manager recommends Subadvisors for the Funds to the Trustees based upon continuing quantitative and qualitative evaluation of each Subadvisor’s skills in managing assets subject to specific investment styles and strategies. Unlike many other mutual funds, the Funds benefit from independent asset manager specialists carefully selected from the investment management industry. Short-term investment performance, by itself, is not a significant factor in hiring or terminating a Subadvisor, and the Investment Manager does not expect to make frequent changes of Subadvisors.

For each Fund, the Investment Manager allocates the Fund’s assets among the Subadvisor(s) selected for the Fund. Each Subadvisor has discretion, subject to oversight by the Trustees and the Investment Manager, to purchase and sell portfolio assets, consistent with the Fund’s investment objectives, policies and restrictions. Generally, the services which a Subadvisor provides to a Fund are limited to asset management and related record-keeping services.

A Subadvisor or its affiliated broker-dealer may execute portfolio transactions for a Fund and receive brokerage commissions, or markups/markdowns, in connection with the transaction as permitted by Sections 17(a) and 17(e) of the 1940 Act, and the rules thereunder, and the terms of any exemptive order issued by the SEC. The Board of Trustees has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a Fund may purchase securities that are offered in underwritings in which an affiliate of the Fund’s Subadvisor participates. For underwritings where a Subadvisor affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Fund could purchase in the underwritings.

A Subadvisor may also serve as a discretionary or non-discretionary investment advisor to management or advisory accounts which are unrelated in any manner to the Funds or the Investment Manager and its affiliates.

Management and Subadvisory Agreements

The Investment Manager serves as investment manager to the Funds under the Fund Management Agreement (the “Management Agreement”). The Management Agreement permits the Investment Manager to engage, from time to time, one or more Subadvisors to assist in the performance of its services. Pursuant to the Management Agreement, the Investment Manager has entered into Subadvisory Agreements with the Funds’ Subadvisors (the “Subadvisory Agreements”).

The Management Agreement and the Subadvisory Agreements provide for an initial term of two years and thereafter shall continue in effect from year to year so long as such continuation is specifically approved at least annually (i) by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and (ii) in either event by the vote of a majority of the Trustees of the Trust who are not parties to the agreements or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance.

With the exception of the Managers AMG TSCM Growth Equity Fund, the Management Agreement and the Subadvisory Agreements may be terminated, without penalty, by the Board of Trustees, by vote of a majority of the outstanding voting securities (as defined in the 1940 Act), (in the case of the Management Agreement) by the Investment Manager on 60 days’ written notice to the Trust and (in the case of the Subadvisory Agreements) by the relevant Subadvisor on 30 days’ written notice to the Investment Manager and to the Fund. In general, the Investment Manager may terminate each Subadvisory Agreement, without penalty, upon notice to the Trust and relevant Subadvisor.

With respect to the Managers AMG TSCM Growth Equity Fund, the Management Agreement and the Subadvisory Agreement may be terminated, without penalty, by the Board of Trustees, by vote of a majority of the outstanding voting securities (as defined in the 1940 Act), by the Investment Manager and, in the case of the Subadvisory Agreement, by the Subadvisor, in each case upon 60 days’ written notice to the other party.

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The Management Agreement and the Subadvisory Agreements terminate automatically in the event of assignment, as defined in the 1940 Act and the regulations thereunder.

The Management Agreement provides that the Investment Manager is specifically responsible for:

•	supervising the general management and investment of the assets and securities portfolio of each Fund;

•	providing overall investment programs and strategies for each Fund;

•	selecting and evaluating the performance of Subadvisors for each Fund and allocating the Fund’s assets among these Subadvisors;

•	providing financial, accounting and statistical information required for registration statements and reports with the SEC; and

•

providing the Trust with the office space, facilities and personnel necessary to manage and administer the operations and business of the Trust, including compliance with state and federal securities and tax laws, shareholder communications and recordkeeping.

Under the Subadvisory Agreements, each Subadvisor manages all or a portion of a Fund’s portfolio, including the determination of the purchase, retention, or sale of securities, cash, and other investments for the Fund in accordance with the Fund’s investment objectives, policies, and investment restrictions. The Subadvisor provides these services subject to the general supervision of the Investment Manager and the Trustees. The provision of investment advisory services by a Subadvisor to its Fund will not be exclusive under the terms of Subadvisory Agreements, and the Subadvisors will be free to and expect to render investment advisory services to others.

The Funds pay all expenses not borne by the Investment Manager or Subadvisors including, but not limited to, the charges and expenses of the Funds’ Custodian and transfer agent, independent auditors and legal counsel for the Funds and the Trust’s independent Trustees, 12b-1 fees, if any, all brokerage commissions and transfer taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of a Fund’s shares under federal and state securities laws, all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing reports to shareholders and the compensation of Trustees who are not directors, officers or employees of the Investment Manager, Subadvisors or their affiliates, other than affiliated registered investment companies. The Investment Manager compensates all executive and clerical personnel and Trustees of the Trust if such persons are employees of the Investment Manager or its affiliates.

The Subadvisory Agreements require the Subadvisors to provide fair and equitable treatment to the respective Funds in the selection of portfolio investments and the allocation of investment opportunities. However, they do not obligate the Subadvisors to acquire for the Funds a position in any investment which any of a Subadvisor’s other clients may acquire. The Funds shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Funds or otherwise.

Although the Subadvisors make investment decisions for the Funds independent of those for their other clients, it is likely that similar investment decisions will be made from time to time. When the Funds and other clients of a Subadvisor are simultaneously engaged in the purchase or sale of the same security, the transactions are, to the extent feasible and practicable, averaged as to price and the amount is allocated between the Funds and the other client(s) pursuant to a formula considered equitable by the Subadvisors. In specific cases, this system could have an adverse effect on the price or volume of the security to be purchased or sold by a Fund. However, the Trustees believe, over time, that coordination and the ability to participate in volume transactions should benefit the Funds.

The Management Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties, the Investment Manager is not subject to liability to a

50

Fund or any Fund shareholder for any act or omission in the course of, or connected with, services rendered under the agreement or for any losses that may be sustained in the purchase, holding, or sale of any security, provided that these provisions shall not protect the Investment Manager from liability in violation of the 1940 Act. Each Subadvisory Agreement provides that the Subadvisor shall not be subject to any liability for any act or omission, error of judgment, or mistake of law or for any loss suffered by the Investment Manager or the Trust in connection with the Subadvisory Agreement, except by reason of the Subadvisor’s willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of the Subadvisor’s reckless disregard of its obligations and duties under the Subadvisory Agreement.

The Trust has obtained from the SEC an exemptive order which permits the Investment Manager, subject to certain conditions and oversight by the Board of Trustees, to enter into Subadvisory Agreements with unaffiliated Subadvisors approved by the Trustees but without the requirement of shareholder approval. Under the terms of this exemptive order, the Investment Manager is able, subject to certain conditions (including a 90 day notification requirement discussed below) and oversight by the Funds’ Board of Trustees but without shareholder approval, to hire new unaffiliated Subadvisors for the Funds, change the terms of a Subadvisory Agreement for an unaffiliated Subadvisor, or continue the employment of an unaffiliated Subadvisor after events that under the 1940 Act and the Subadvisory Agreement would be deemed to be an automatic termination of the Subadvisory Agreement provided that the Investment Manager provides notification to shareholders within 90 days of the hiring of an unaffiliated Subadvisor. The Investment Manager, subject to oversight by the Trustees, has ultimate responsibility to oversee the Subadvisors and recommend their hiring, termination, and replacement. Although shareholder approval will not be required for the termination of Subadvisory Agreements, shareholders of a Fund will continue to have the right to terminate such Subadvisory Agreements for the Fund at any time by a vote of a majority of the outstanding voting securities of the Fund. Affiliated Subadvisors selected by the Investment Manager are subject to shareholder approval.

Compensation of the Investment Manager and Subadvisors

As compensation for the investment management services rendered and related expenses under the Management Agreement, each Fund has agreed to pay the Investment Manager an investment management fee, included in the table below, which is computed daily as a percentage of the value of the net assets of the Fund and may be paid monthly.

Fund	Investment Management Fee
Managers Frontier Small Cap Growth Fund	1.00%
Managers AMG TSCMGrowth Equity Fund	0.75%
Managers Micro-Cap Fund	1.00%
Managers Real Estate Securities Fund	0.60%
Managers PIMCO Bond Fund	0.40%
Managers California Intermediate Tax-Free Fund	0.40% for the first $25 million of assets under
management; 0.35% for the next $25 million, 0.30%  for

the next $50 million, 0.25% for the next $50 million, and
0.20% on amounts in  excess of $150 million.

As compensation for the investment management services rendered and related expenses under the respective Subadvisory Agreements, the Investment Manager has agreed to pay each Subadvisor a fee (net of all mutually agreed upon fee waivers and reimbursements required by applicable law) for managing the portfolio, which is also computed daily and paid monthly based on the average daily net assets that the Subadvisor manages. The fee paid to each Subadvisor is paid out of the fee the Investment Manager receives from each Fund and does not increase a Fund’s expenses.

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Investment Management Fees Paid by the Funds. Investment management fees paid to the Investment Manager for advisory services by (i) the Funds (other than the Managers AMG TSCM Growth Equity Fund) for advisory services for the fiscal years ended October 31, 2009, October 31, 2010 and October 31, 2011, and (ii) the Managers AMG TSCM Growth Equity Fund for the period from July 30, 2010 (the date the Fund commenced operations) through October 31, 2010 and the fiscal year ended October 31, 2011 are as follows. Management fees waived and/or reimbursed are described below under “Expense Limitations.”

Managers Frontier Small Cap Growth Fund	Total	Waived/Reimbursed	Net
Fiscal Year Ending October 31, 2011	$690,272	$0	$690,272
Fiscal Year Ending October 31, 2010	$299,371	$0	$299,371
Fiscal Year Ending October 31, 2009	$428,351	$0	$428,351

Managers AMG TSCM Growth Equity Fund	Total	Waived/Reimbursed	Net
Fiscal Year Ending October 31, 2011	$139,123	$0	$139,123
Period Ending October 31, 2010	$2,063	$0	$2,063

Managers Micro-Cap Fund	Total	Waived/Reimbursed	Net
Fiscal Year Ending October 31, 2011	$1,400,690	$0	$1,400,690
Fiscal Year Ending October 31, 2010	$1,319,280	$0	$1,319,280
Fiscal Year Ending October 31, 2009	$1,196,644	$0	$1,196,644

Managers Real Estate Securities Fund	Total	Waived/Reimbursed	Net
Fiscal Year Ending October 31, 2011	$310,209	$0	$310,209
Fiscal Year Ending October 31, 2010	$159,180	$0	$159,180
Fiscal Year Ending October 31, 2009	$86,594	$0	$86,594

Managers PIMCO Bond Fund	Total	Waived/Reimbursed	Net
Fiscal Year Ending October 31, 2011	$4,993,137	$0	$4,993,137
Fiscal Year Ending October 31, 2010	$5,091,308	$0	$5,091,308
Fiscal Year Ending October 31, 2009	$3,987,329	$0	$3,987,329

	$000000.0	$000000.0	$000000.0
Managers California Intermediate Tax-Free Fund	Total	Waived/Reimbursed	Net
Fiscal Year Ending October 31, 2011	$108,621	$0	$108,621
Fiscal Year Ending October 31, 2010	$120,992	$0	$120,992
Fiscal Year Ending October 31, 2009	$124,247	$0	$124,247

Subadvisory Fees Paid by the Investment Manager. Fees paid by the Investment Manager for subadvisory services to (i) certain Subadvisors for the fiscal years ended October 31, 2009, October 31, 2010, and October 31, 2011, and (ii) the Subadvisor to the Managers AMG TSCM Growth Equity Fund for the period from July 30, 2010 (the date the Fund commenced operations) through October 31, 2010 and the fiscal year ended October 31, 2011, are as follows:

Fund	2009	2010	2011
Managers Frontier Small Cap Growth Fund*	$364,082	$178,109	$439,253
Managers AMG TSCM Growth Equity Fund	N/A	$1,788	$120,573
Managers Micro-Cap Fund	$1,031,085	$1,139,791	$1,214,171

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Managers Real Estate Securities Fund	$61,125	$112,363	$231,350

Managers PIMCO Bond Fund	$2,492,080	$3,182,067	$3,120,711

Managers California Intermediate Tax-Free Fund	$47,891	$46,496	$41,195

*	Includes subadvisory fees paid by the Investment Manager to the Fund’s former subadvisor for periods prior to the hiring of Frontier Capital Management Co., LLC as the Fund’s sole subadvisor.

Expense Limitations. From time to time, the Investment Manager may agree to limit a Fund’s expenses by agreeing to waive all or a portion of the investment management fee and other fees it would otherwise be entitled to receive from a Fund and/or reimburse certain Fund expenses above a specified maximum amount (i.e., an “expense limitation”). The Investment Manager may waive all or a portion of its fees and/or reimburse Fund expenses for a number of reasons, such as passing on to the Fund and its shareholders the benefit of reduced portfolio management fees resulting from a waiver by the Subadvisor of all or a portion of the fees it would otherwise be entitled to receive from the Investment Manager with respect to a Fund, or attempting to make a Fund’s performance more competitive as compared to similar funds. The effect of any contractual expense limitations in effect at the date of this SAI is reflected in the tables below and in the Annual Fund Operating Expenses table (including footnotes thereto) located in the front of each Fund’s Prospectus. In general, for a period of up to 36 months from the time of any waiver, reimbursement, or payment pursuant to a Fund’s contractual expense limitation, the Investment Manager may recover from the Fund fees waived and expenses paid to the extent that such repayment would not cause the Fund’s Net Annual Fund Operating Expenses to exceed its contractual expense limitation amount. In addition, the Investment Manager may voluntarily agree to waive or reimburse a portion of its management fee from time to time. Any voluntary expense limitations by the Investment Manager or by the Subadvisor may be terminated or reduced in amount at any time and solely in the discretion of the Investment Manager or Subadvisor. In general, contractual expense limitations are only terminated at the end of a term, and shareholders will generally be notified of any change on or about the time that it becomes effective. All fees waived and/or expenses reimbursed to (repayments by) (i) the Funds (other than the Managers AMG TSCM Growth Equity Fund) for the fiscal years ended October 31, 2009, October 31, 2010, and October 31, 2011, and (ii) the Managers AMG TSCM Growth Equity Fund, for the period from July 30, 2010 (the date the Fund commenced operations) through October 31, 2010 and the fiscal year ended October 31, 2011, are as follows:

Managers Frontier Small Cap Growth Fund
Fiscal Year Ended October 31, 2011	$116,507
Fiscal Year Ended October 31, 2010	$92,681
Fiscal Year Ended October 31, 2009	$0

Managers AMG TSCM Growth Equity Fund
Fiscal Year Ended October 31, 2011	$157,601
Period Ended October 31, 2010	$38,363

Managers Micro-Cap Fund
Fiscal Year Ended October 31, 2011	$326,044
Fiscal Year Ended October 31, 2010	$266,870
Fiscal Year Ended October 31, 2009	$231,265

Managers Real Estate Securities Fund
Fiscal Year Ended October 31, 2011	$4,368
Fiscal Year Ended October 31, 2010	$54,573
Fiscal Year Ended October 31, 2009	$98,692

Managers PIMCO Bond Fund
Fiscal Year Ended October 31, 2011	$1,586,733

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Fiscal Year Ended October 31, 2010	$2,046,070
Fiscal Year Ended October 31, 2009	$2,010,824

Managers California Intermediate Tax-Free Fund
Fiscal Year Ended October 31, 2011	$96,240
Fiscal Year Ended October 31, 2010	$125,527
Fiscal Year Ended October 31, 2009	$98,893

The Investment Manager also serves as the administrator to the Funds and receives compensation from the Trust for certain Funds pursuant to an Administration and Shareholder Servicing Agreement between the Trust and the Investment Manager. For more information about the Administration and Shareholder Servicing Agreement, see “Administrative Services; Distribution Arrangements” below.

Portfolio Managers of the Funds

Unless indicated otherwise, all information below is as of October 31, 2011.

MANAGERS FRONTIER SMALL CAP GROWTH FUND

Subadvisor: Frontier Capital Management Co., LLC (“Frontier”)

James A. Colgan and G. Michael Novak, Jr. are the portfolio managers jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. AMG indirectly owns a majority interest in Frontier.

Other Accounts Managed by the Portfolio Manager(s)

Portfolio Manager: James A. Colgan
Type of Account	Number Of Accounts Managed[1]	Total Assets Managed ($ Millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ Millions)
Registered Investment Companies	1	$96.00	None	$0
Other Pooled Investment Vehicles	2	$385.00	None	$0
Other Accounts	29	$2,770.00	8	$1,467.00

[1]	Other Accounts Managed includes accounts managed in a personal capacity as well as accounts managed in a professional capacity.

Portfolio Manager: G. Michael Novak, Jr.
Type of Account	Number Of Accounts Managed[1]	Total Assets Managed ($ Millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ Millions)
Registered Investment Companies	1	$96.00	None	$0
Other Pooled Investment Vehicles	2	$385.00	None	$0
Other Accounts	29	$2,770.00	8	$1,467.00

[1]	Other Accounts Managed includes accounts managed in a personal capacity as well as accounts managed in a professional capacity.

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Potential Material Conflicts of Interest

In connection with its management of client accounts, Frontier may be subject to the appearance of actual or potential conflicts of interest. For example, an advisory fee based on the performance of an account may create the appearance of a conflict of interest for Frontier when compared to accounts where Frontier is paid based on a percentage of assets because Frontier may have an incentive to allocate securities preferentially to the account where Frontier might share in investment gains. In order to address this potential conflict, Frontier has in place trade allocation procedures that are reasonably designed to ensure that allocations of orders among all Frontier client accounts are made in a fair and equitable manner and may not be based on the amount or structure of management fees.

In addition, Frontier has written policies and procedures in place that are reasonably designed to help mitigate the appearance of other potential conflicts of interest, including the allocation of securities among similar strategies; the allocation of IPOs; soft dollars and other brokerage practices; personal trading by employees and the management of proprietary accounts.

Portfolio Manager Compensation

Frontier’s portfolio manager compensation program consists of a fixed base salary, annual bonus and participation in company-funded retirement plans. In addition, all of Frontier’s portfolio managers are equity owners of Frontier, which entitle them to share in the firm’s profits and the long-term growth of the firm. The annual bonus is variable and tied directly to the firm’s profitability, which includes management fee revenues generated from client accounts, including the Fund. Compensation is not directly based on performance of the Fund or the amount of assets held in the Fund’s portfolio.

Portfolio Managers’ Ownership of Fund Shares

Mr. Colgan: None

Mr. Novak: None

MANAGERS AMG TSCM GROWTH EQUITY FUND

Subadvisor: TimesSquare Capital Management, LLC (“TSCM” or “TimesSquare”)

TimesSquare has day-to-day responsibility for managing the Fund’s portfolio and has managed the Fund since its inception. TimesSquare is the successor firm to TimesSquare Capital Management, Inc., which was a wholly-owned subsidiary of the CIGNA Corporation. An indirect subsidiary of AMG is the Managing Member of and owns a majority interest in TimesSquare.

Grant R. Babyak, Ian Anthony Rosenthal and Kenneth C. Duca are the portfolio managers jointly and primarily responsible for the day-to-day management of the Fund.

Other Accounts Managed by the Portfolio Managers

Portfolio Manager: Grant R. Babyak
Type of Account	Number Of Accounts Managed[1]	Total Assets Managed ($millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($millions)
Registered Investment Companies	9	$3,888.57	None	$0
Other Pooled Investment Vehicles	3	$117.29	1	$113.54
Other Accounts	171	$9,477.51	12	$774.58

[1]	Other Accounts Managed includes accounts managed in a personal capacity as well as accounts managed in a professional capacity.

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Portfolio Manager: Ian Anthony Rosenthal
Type of Account	Number Of Accounts Managed[1]	Total Assets Managed ($millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($millions)
Registered Investment Companies	6	$2,106.14	None	$0
Other Pooled Investment Vehicles	3	$117.29	1	$113.54
Other Accounts	135	$7,834.03	10	$594.41

[1]	Other Accounts Managed includes accounts managed in a personal capacity as well as accounts managed in a professional capacity.

Portfolio Manager: Kenneth C. Duca, CFA
Type of Account	Number Of Accounts Managed[1]	Total Assets Managed ($millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($millions)
Registered Investment Companies	3	$1,782.43	None	$0
Other Pooled Investment Vehicles	None	$0	None	$0
Other Accounts	40	$1,688.38	2	$180.17

[1]	Other Accounts Managed includes accounts managed in a personal capacity as well as accounts managed in a professional capacity.

Potential Material Conflicts of Interest

TimesSquare is committed to ensuring that first and foremost any conflicts of interest, whether actual or apparent, are avoided. Towards that aim, TimesSquare implemented and continues to maintain a compliance program that includes written policies and procedures that address reasonably foreseeable potential areas of conflict. TimesSquare has designated a Chief Compliance Officer and provided the resources and support required to ensure that the compliance program remains effective. The following highlights of TimesSquare’s compliance program are critical in the firm’s avoidance of conflicts of interest.

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Code of Ethics—Personal Trading Conflicts:

As a relatively small entity, TimesSquare treats all personnel as “Access Persons.” All personnel are required to follow the Access Person rules as described in detail in its compliance policies and procedures, including preclearance and holdings declarations. To ensure that TimesSquare avoids conflicts of interests its compliance department prohibits individual stock transactions in issues less than $15 billion in market capitalization or in any stock that is held in any portfolios managed by TimesSquare. The $15 billion limitation is extremely effective in avoiding conflicts since TimesSquare primarily manages investment portfolios with small to mid cap market mandates with a market capitalization range below $15 billion for most clients. TimesSquare’s Code of Ethics and Compliance Manual also contain a gift policy that restricts the giving and receiving of gifts by employees.

Investment Opportunity Conflicts:

Portfolio managers for all advised accounts have equal access to all suitable transactions, consistent with its policy of treating all client accounts in a manner that is fair and equitable over time. Requests for publicly-traded securities may be filled by TimesSquare’s trading desk in the order in which they are received, but are generally aggregated for advised accounts (including affiliated accounts). Such aggregation is appropriate, in TimesSquare’s judgment, for the purpose of achieving best execution, and all participating accounts benefit equally from any reduced price or transaction costs. Except as directed by clients, TimesSquare and its related advisers use a proportional allocation system in the case of aggregated trades where not enough securities are available to satisfy all accounts’ requests. In the event that this pro rata procedure results in an allocation that is not consistent with the portfolio’s relative sizes, sector allocations, diversification, and/or cash positions, as determined by the portfolio manager, then the portfolio manager may change the allocation.

Such aggregation does not always include “program trades” for actively managed equity accounts. Program trades are defined by TimesSquare as trades of more than one security that are periodically required to rebalance portfolios. Program trades also include groups of trades required to establish desired initial portfolios for new accounts. Program trades are executed through specific program trading firms selected by TimesSquare’s active equity trading desk. TimesSquare’s trading desk delegates the execution and management of program trades to the program trading firms, subject to review for best execution. In the opinion of TimesSquare, it is not always advantageous to aggregate program trades with non-program trading activity. Decisions to aggregate/not aggregate program trades with non-program trades are made on a case-by-case basis taking into consideration, for example, liquidity of securities involved, price limits on orders and the size of the program trade(s) as compared to non-program trades.

Where the actual allocation of new growth equity issues is significantly lower than that requested, using the original intended allocation proportions may result in allocations to portfolios that are not meaningful. In those situations, the portfolio manager may allocate the securities received to significantly fewer portfolios than originally intended. Those portfolios chosen to receive the smaller allocations are selected non-systematically based on a combination of portfolio performance, size, cash position, sector allocations, number of positions in the portfolio, diversification among similar companies, and minimization of custodian transaction costs to the client. While the intention is to over time allocate similar proportional amounts to all portfolios, using this methodology the largest accounts are unlikely to receive small allocations and over time may not receive similar proportional amounts. On a quarterly basis, portfolio managers and compliance personnel monitor the proportional amounts allocated to all portfolios and the dispersion of performance for all accounts, for the last rolling twelve month period. The objective of the reviews is to evaluate dispersion of performance and relative allocations, if any, and to determine if future allocations of IPOs and secondary offerings should be adjusted.

Conflict Management:

To date, TimesSquare does not believe that it has been faced with a material conflict of interest. However, in the event that a conflict did arise, the firm would follow its written policies in that particular area. As per the firm’s policies, the firm’s Chief Compliance Officer would be directly involved and charged with the management of the situation. The Chief Compliance Officer would engage senior management as necessary and enlist legal counsel towards reviewing the situation and determining the appropriate course of action to avoid and/or resolve the conflict. To the extent necessary, TimesSquare would also take corrective actions that were consistent with TimesSquare’s fiduciary duty and the best interests of its clients.

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TimesSquare’s entire equity growth team is bound by its compliance program that includes written policies and procedures that the firm believes address reasonably foreseeable potential areas of conflict.

Portfolio Manager Compensation

TimesSquare’s compensation program rewards top performing portfolio managers and investment analysts, promotes retention of key personnel and provides senior leaders with an equity-based stake in the firm. The program is tied exclusively to our client’s investment performance and financial results of the firm and its investment business. Moreover, the program is based on a series of clear metrics with investment performance, relative to the appropriate comparative universe and benchmark, carrying the greatest weighting for portfolio managers. Investment professionals’ compensation is comprised of the following three components: base salaries, an annual bonus plan and significant equity in the firm, as described below.

Base Salaries.

Base salaries for investment professionals are targeted at the upper end of relevant peer groups of other institutional investment managers. We adjust base salaries when performance, market data, career path progression or position scope warrant an increase to encourage retention and development of top performers. For key investment decision-makers, variable performance-driven elements, such as the annual bonus and equity in the firm, comprise the substantial majority of total compensation.

Annual Bonus Plan.

Bonuses for portfolio managers and investment analysts are determined primarily by investment performance using both manager-relative and benchmark-relative measures over multiple time horizons. Such performance is measured over 1 and 3 year time periods versus the relative Russell index (e.g. Russell 3000® Growth Index with respect to the Fund). Performance is analyzed on a pre-tax basis.

Equity Ownership.

Senior investment professionals receive significant equity ownership in the firm, subject to a five year vesting period. Once vested, certain components with vested value are not immediately accessible to further encourage retention. Through this stake in our business, portfolio managers should benefit from client retention and business growth. Currently, substantially all our investment professionals retain ownership.

Portfolio Managers Ownership of Fund Shares
Mr. Babyak:	$100,001 to $500,000
Mr. Rosenthal:	$100,001 to $500,000
Mr. Duca:	$100,001 to $500,000

MANAGERS MICRO-CAP FUND

Subadvisor: RBC Global Asset Management (U.S.) Inc. (“RBC GAM (US)”)

RBC GAM (US) has served as a Subadvisor to the Micro-Cap Fund since December 7, 2009. RBC GAM (US) is a wholly-owned subsidiary of RBC USA Holdco Corporation, which is an indirect wholly-owned subsidiary of Royal Bank of Canada (“RBC”). Lance F. James and George Prince are the portfolio managers jointly and primarily responsible for the day-to-day management of the portion of the Fund managed by RBC GAM (US). Mr. James is the lead portfolio manager of the Fund.

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Other Accounts Managed by the Portfolio Manager(s)

Portfolio Manager: Lance F. James
Type of Account	Number Of Accounts Managed	Total Assets Managed ($ Millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ Millions)
Registered Investment Companies	6	$411.00	None	$0
Other Pooled Investment Vehicles	1	$186.00	None	$0
Other Accounts	8	$178.00	None	$0

Portfolio Manager: George Prince
Type of Account	Number Of Accounts Managed	Total Assets Managed ($ Millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ Millions)
Registered Investment Companies	2	$155.00	None	$0
Other Pooled Investment Vehicles	None	$0	None	$0
Other Accounts	3	$19.00	None	$0

Potential Material Conflicts of Interest

The portfolio managers that RBC GAM (US) employs to manage the Managers Micro-Cap Fund’s portfolio may have responsibility for the day-to-day management of accounts other than the Managers Micro-Cap Fund. The portfolio managers are often responsible for managing multiple accounts for multiple clients with different investment mandates. The investment objectives, strategies, time horizons, tax considerations, and other investment considerations specific to a particular client account may differ from other accounts as well as those of the Managers Micro-Cap Fund.

The portfolio managers make investment decisions for each account, including the Managers Micro-Cap Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the portfolio managers may purchase or sell securities for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, accounts may be managed in a similar fashion to other accounts or the relevant fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to other accounts, including the relevant fund. RBC GAM (US) typically assigns accounts with similar investment strategies and considerations to the same portfolio manager to mitigate the potentially conflicting investment strategies of accounts.

In addition to the potential conflicts between investment strategies, the side-by-side management of the Managers Micro-Cap Fund and other accounts with similar investment objectives, strategies, and investment holdings to that of the Managers Micro-Cap Fund may raise potential conflicts of interest. A conflict of interest may arise due to the interest held by RBC GAM (US) or one of its affiliates in an account and certain trading practices used by the portfolio manager of the Managers Micro-Cap Fund (for example, cross trades between the Managers Micro-Cap Fund and another account and allocation of aggregated trades). To address these potential conflicts of interests, RBC GAM (US) has developed policies and procedures reasonably designed to help mitigate conflicts, including trade allocation policies and code of ethics. As professionals serving the public in asset management, RBC GAM (US)’s employees are guided in their actions by the firm’s Code of Ethics (includes requirements for the preclearance of covered securities transactions, a fourteen day blackout period and a sixty-day short swing trading rule) and the RBC Code of Conduct.

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Portfolio Manager Compensation

RBC Global Asset Management Overall Compensation Philosophy

Compensation for members of the Micro-Cap Core team includes base salary, annual bonus, and eligibility for profit sharing. Salaries are calibrated by position and responsibilities, and geared to be competitive in the industry. The bonus structure aligns Micro-Cap Core professionals’ interests with those of its clients and the firm. Annual bonuses are calculated based on the team’s gross, pre-tax composite returns and information ratios (including those of the Fund) compared to peers for one-, three-, and five-year periods, with greater emphasis on the three- and five-year periods, as well as qualitative individual factors including contribution to the investment process and firm. The benchmark used to measure the Fund’s performance is the Russell Microcap Index. All Micro-Cap Core professionals are eligible to participate in a team profit sharing pool. Senior team members may also be selected to participate in a firm profit sharing pool that serves as a proxy for ownership in RBC GAM (US). In addition, all employees may invest in RBC GAM (US)’s ultimate parent, RBC, through its 401(k) program. Finally, all Micro-Cap Core professionals have signed employment agreements with RBC GAM (US) that include a mandatory three-year deferral of a portion of variable compensation.

Portfolio Managers’ Ownership of Fund Shares

Mr. James: None

Mr. Prince: None

Subadvisor: Next Century Growth Investors LLC (“Next Century”)

Thomas L. Press, Donald M. Longlet, Robert E. Scott, Peter M. Capouch, and Kaj Doerring are the portfolio managers jointly and primarily responsible for the day-to-day management of the portion of the Fund managed by Next Century. Thomas L. Press individually owns a controlling interest in Next Century.

Other Accounts Managed by the Portfolio Manager(s)

Portfolio Manager: Thomas L. Press, CFA
Type of Account	Number Of Accounts Managed[1]	Total Assets Managed ($ Millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ Millions)
Registered Investment Companies	1	$130.00	None	$0
Other Pooled Investment Vehicles	3	$220.00	None	$0
Other Accounts	61	$2,100.00	1	$262.00

[1]	Other Accounts Managed includes accounts managed in a personal capacity as well as accounts managed in a professional capacity.

Portfolio Manager: Donald M. Longlet, CFA
Type of Account	Number Of Accounts Managed[1]	Total Assets Managed ($ Millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ Millions)
Registered Investment Companies	1	$130.00	None	$0
Other Pooled Investment Vehicles	3	$220.00	None	$0
Other Accounts	61	$2,100.00	1	$262.00

[1]	Other Accounts Managed includes accounts managed in a personal capacity as well as accounts managed in a professional capacity.

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Portfolio Manager: Robert E. Scott, CFA
Type of Account	Number Of Accounts Managed[1]	Total Assets Managed ($ Millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ Millions)
Registered Investment Companies	1	$130.00	None	$0
Other Pooled Investment Vehicles	3	$220.00	None	$0
Other Accounts	61	$2,100.00	1	$262.00

[1]	Other Accounts Managed includes accounts managed in a personal capacity as well as accounts managed in a professional capacity.

Portfolio Manager: Peter M. Capouch, CFA
Type of Account	Number Of Accounts Managed[1]	Total Assets Managed ($ Millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ Millions)
Registered Investment Companies	1	$130.00	None	$0
Other Pooled Investment Vehicles	3	$220.00	None	$0
Other Accounts	61	$2,100.00	1	$262.00

[1]	Other Accounts Managed includes accounts managed in a personal capacity as well as accounts managed in a professional capacity.

Portfolio Manager: Kaj Doerring
Type of Account	Number Of Accounts Managed[1]	Total Assets Managed ($ Millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ Millions)
Registered Investment Companies	1	$130.00	None	$0
Other Pooled Investment Vehicles	3	$220.00	None	$0
Other Accounts	61	$2,100.00	1	$262.00

[1]	Other Accounts Managed includes accounts managed in a personal capacity as well as accounts managed in a professional capacity.

Potential Material Conflicts of Interest

It is possible that from time to time potential conflicts of interest may arise between the Portfolio Managers’ management of the investments in the Fund, on the one hand, and the management of other accounts, on the other. Next Century does not believe any of these potential conflicts of interest pose significant risk to the Fund. Next Century believes that its compliance policies and procedures are appropriate to detect, prevent and eliminate many conflicts of interest between Next Century, its access persons (all employees and officers) and clients. However,

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clients should be aware that no set of policies and procedures can possibly anticipate or relieve all potential conflicts of interest. It is possible that additional potential conflicts of interest may exist that Next Century has not identified in the summary below.

A potential conflict of interest may arise as a result of the Portfolio Managers’ day-to-day management of the Fund. Because of the Portfolio Managers’ positions with the Fund, a Portfolio Manager knows the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that the Portfolio Manager could use this information to the advantage of the other accounts he manages and to the possible detriment of the Fund. Next Century has adopted a Code of Ethics containing policies and procedures to ensure against this potential conflict.

Next Century believes it has adopted policies and procedures reasonably designed to allocate investment opportunities between the accounts it manages on a fair and equitable basis over time. Potential conflicts of interest may arise when allocating and/or aggregating trades. Next Century often aggregates into a single trade order many individual contemporaneous client trade orders in a single security. Next Century has in place policies and procedures to ensure such transactions will be allocated to all participating client accounts in a fair and equitable manner.

Portfolio Manager Compensation

The Portfolio Managers’ compensation is linked directly to the long-term success of the firm. Next Century compensates portfolio managers for their management of the Fund and other accounts managed by the firm. The Portfolio Managers are compensated with quarterly and monthly payments, which are dependent on the profitability of Next Century. Firm revenues are derived from investment management fees which are based on the market value of assets under management for all accounts, including the Fund. Next Century also offers a competitive benefit package including health care and a retirement plan.

Portfolio Managers’ Ownership of Fund Shares

Mr. Press: None

Mr. Longlet: None

Mr. Scott: None

Mr. Capouch: None

Mr. Doerring: None

Subadvisor: Lord, Abbett & Co. LLC (“Lord Abbett”)

F. Thomas O’Halloran and Anthony Hipple are the portfolio managers responsible for the day-to-day management of the portion of the Fund managed by Lord Abbett. Mr. O’Halloran heads the team, assisted by Mr. Hipple. Lord Abbett is 100% wholly owned by its partners.

Other Accounts Managed by the Portfolio Manager(s)

Managers Micro-Cap Fund

Portfolio Manager: F. Thomas O’Halloran, CFA
Type of Account	Number Of Accounts Managed[1]	Total Assets Managed ($ Millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ Millions)
Registered Investment Companies	6	$2,432.40	None	$0
Other Pooled Investment Vehicles	None	$0	None	$0
Other Accounts	17	$609.30	None	$0

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Portfolio Manager: Anthony W. Hipple, CFA
Type of Account	Number Of Accounts Managed*	Total Assets Managed ($ Millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ Millions)
Registered Investment Companies	2	$172.70	None	$0
Other Pooled Investment Vehicles	None	$0	None	$0
Other Accounts	2	$160.70	None	$0

[1]	Other Accounts Managed includes accounts managed in a personal capacity as well as accounts managed in a professional capacity.

Potential Material Conflicts of Interest

Conflicts of interest may arise in connection with the Portfolio Managers’ management of the investments of the Fund and the investments of the other accounts included in the tables above. Such conflicts may arise with respect to the allocation of investment opportunities among the Fund and other accounts with similar investment objectives and policies. A Portfolio Manager potentially could use information concerning a Fund’s transactions to the advantage of other accounts and to the detriment of that Fund. To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures for Evaluating Best Execution of Equity Transactions, as well as Trading Practices/Best Execution Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett’s Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett’s clients, including the Fund. Moreover, Lord Abbett’s Insider Trading and Receipt of Material Non-Public Information Policy and Procedure sets forth procedures for personnel to follow when they have inside information. Lord Abbett is not affiliated with a full service broker-dealer and therefore does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment bank functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the Portfolio Managers’ management of the investments of the Fund and the investments of the other accounts referenced in the tables above.

Portfolio Manager Compensation

When used in this section, the term “fund” refers to the Fund, as well as any other registered investment companies, pooled investment vehicles and accounts managed by a Lord Abbett portfolio manager. Each Lord Abbett portfolio manager receives compensation from Lord Abbett consisting of salary, bonus and profit sharing plan contributions. The level of compensation takes into account the portfolio manager’s experience, reputation and competitive market rates.

Fiscal year-end bonuses, which can be a substantial percentage of overall compensation, are determined after an evaluation of various factors. These factors include the portfolio manager’s investment results and style consistency, the dispersion among funds with similar objectives, the risk taken to achieve the fund returns and similar factors. In considering the portfolio manager’s investment results, Lord Abbett’s senior management may evaluate the Fund’s performance against one or more benchmarks including the Russell Microcap® Growth Index, indexes disclosed as performance benchmarks by the portfolio manager’s other accounts, and other indexes within the one or more of the Fund’s peer groups maintained by rating agencies, as well as the Fund’s peer group. In particular, investment results are evaluated based on an assessment of the portfolio manager’s three- and five-year investment returns on a pre-tax basis versus both the benchmark and the peer groups. Finally, there is a component of the bonus that reflects

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leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the portfolio manager’s assets under management, the revenues generated by those assets, or the profitability of the portfolio manager’s team. Lord Abbett does not manage hedge funds. In addition, Lord Abbett may designate a bonus payment of a manager for participation in the firm’s senior incentive compensation plan, which provides for a deferred payout over a five-year period. The plan’s earnings are based on the overall asset growth of the firm as a whole. Lord Abbett believes this incentive focuses portfolio managers on the impact their fund’s performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to a portfolio manager’s profit-sharing account are based on a percentage of the portfolio manager’s total base and bonus paid during the fiscal year, subject to a specified maximum amount. The assets of this profit-sharing plan are entirely invested in Lord Abbett-sponsored funds.

Portfolio Managers’ Ownership of Fund Shares

Mr. O’Halloran: None

Mr. Hipple: None

Subadvisor: WEDGE Capital Management L.L.P. (“WEDGE Capital”)

Gary Cotler Michael Gardner, and Monika LaRiche are the portfolio managers jointly and primarily responsible for the portion of each Fund managed by WEDGE Capital. WEDGE Capital is 100% wholly owned by its partners.

Other Accounts Managed by the Portfolio Manager(s)

Portfolio Manager: Gary Cotler
Type of Account	Number Of Accounts Managed[1]	Total Assets Managed ($ Millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ Millions)
Registered Investment Companies	1	$41.00	None	$0
Other Pooled Investment Vehicles	None	$0	None	$0
Other Accounts	239	$4,408.00	None	$0

[1]	Other Accounts Managed includes accounts managed in a personal capacity as well as accounts managed in a professional capacity.

Portfolio Manager: Michael Gardner
Type of Account	Number Of Accounts Managed[1]	Total Assets Managed ($ Millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ Millions)
Registered Investment Companies	1	$41.00	None	$0
Other Pooled Investment Vehicles	None	$0	None	$0
Other Accounts	239	$4,408.00	None	$0

[1]	Other Accounts Managed includes accounts managed in a personal capacity as well as accounts managed in a professional capacity.

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Portfolio Manager: Monika LaRiche, CFA
Type of Account	Number Of Accounts Managed[1]	Total Assets Managed ($ Millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ Millions)
Registered Investment Companies	1	$41.00	None	$0
Other Pooled Investment Vehicles	None	$0	None	$0
Other Accounts	239	$4,408.00	None	$0

[1]	Other Accounts Managed includes accounts managed in a personal capacity as well as accounts managed in a professional capacity.

Potential Material Conflicts of Interest

During the normal course of managing assets for multiple clients of varying types and asset levels, WEDGE Capital will inevitably encounter conflicts of interest that could, if not properly addressed, be harmful to one or more of its clients. Those of a material nature that are encountered most frequently surround security selection, brokerage selection, employee personal securities trading, proxy voting and the allocation of securities. WEDGE Capital is therefore, forced to consider the possible personal conflicts that occur for an analyst and portfolio manager as well as those for the firm when a security is recommended for purchase or sale. When trading securities, WEDGE Capital must address the issues surrounding the selection of brokers to execute trades considering the personal conflicts of the trader and the firm’s conflict to obtain best execution of client transactions versus offsetting the cost of research or enhancing its relationship with a broker for potential future gain. And finally, WEDGE Capital must consider the implications that a limited supply or demand for a particular security poses on the allocation of that security across accounts. To mitigate these conflicts and ensure its clients are not negatively impacted by the adverse actions of WEDGE Capital or its employees, WEDGE Capital has implemented a series of policies including its Personal Security Trading Policy, Proxy Voting Policy, Equity Trading Policy, Trading Error Policy, and others designed to prevent and detect conflicts when they occur. WEDGE Capital reasonably believes that these and other policies combined with the periodic review and testing performed by its compliance professionals adequately protects the interests of its clients.

Portfolio Manager Compensation

Incentive compensation plans have been structured to reward all professionals for their contribution to the overall growth and profitability of the firm. Compensation is not directly tied to fund performance or growth in assets for any fund or other account managed by a Portfolio Manager. General Partners, including Michael Gardner and Gary Cotler are compensated via a percentage of the firm’s net profitability following a peer review, which focuses on performance in their specific area of responsibility, as well as their contribution to the general management of the firm, and their importance to the firm in the future. Other investment professionals, including Monika LaRiche, receive a competitive salary and bonus based on the firm’s investment and business success and their specific contribution to that record.

Portfolio Managers’ Ownership of Fund Shares

Mr. Cotler: None

Mr. Gardner: None

Ms. LaRiche: None

MANAGERS REAL ESTATE SECURITIES FUND

Subadvisor: Urdang Securities Management, Inc. (“Urdang”)

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Dean Frankel and Eric Rothman are the portfolio managers jointly and primarily responsible for the day-to-day management of the Fund. Dean Frankel is the lead portfolio manager of the Fund, supported by Eric Rothman. Urdang is an indirect wholly-owned subsidiary of The Bank of New York Mellon Corporation, the parent company of the Trust’s custodian.

Other Accounts Managed by the Portfolio Manager(s)

Portfolio Manager: Dean Frankel, CFA
Type of Account	Number Of Accounts Managed[1]	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	5	$474.00	None	$0
Other Pooled Investment Vehicles	10	$848.00	None	$0
Other Accounts	28	$1,820.00	7	$784.00

[1]	Other Accounts Managed includes accounts managed in a personal capacity as well as accounts managed in a professional capacity.

Portfolio Manager: Eric Rothman, CFA
Type of Account	Number Of Accounts Managed[1]	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	5	$474.00	None	$0
Other Pooled Investment Vehicles	10	$848.00	None	$0
Other Accounts	28	$1,820.00	7	$784.00

[1]	Other Accounts Managed includes accounts managed in a personal capacity as well as accounts managed in a professional capacity.

Potential Material Conflicts of Interest

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. The portfolio managers oversee the investment of various types of accounts in the same strategy, such as mutual funds, pooled investment vehicles and separate accounts for individuals and institutions. Investment decisions generally are applied to all accounts utilizing that particular strategy, taking into consideration client restrictions, instructions and individual needs. A portfolio manager may manage an account whose fees may be higher or lower than the fee charged to the Fund to provide for varying client circumstances. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of client trades. Additionally, the management of the Fund and other accounts may result in a portfolio manager devoting unequal time and attention to the management of the Fund or other accounts.

During the normal course of managing assets for multiple clients of varying types and asset levels, the portfolio managers may encounter conflicts of interest, that could, if not properly addressed, be harmful to one or more of our clients. Those of a material nature that are encountered most frequently involve security selection, employee personal securities trading, proxy voting and the allocation of securities. To mitigate these conflicts and ensure its clients are not impacted negatively by the adverse actions of Urdang or its employees, Urdang has implemented a

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series of policies including, but not limited to, its Code of Conduct, which addresses avoidance of conflicts of interest, Personal Security Trading Policy, which addresses personal security trading and requires the use of approved brokers, Trade Allocation/Aggregation Policy, which addresses fairness of trade allocation to client accounts, and the Proxy and Trade Error Policies which are designed to prevent and detect conflicts when they occur. Urdang reasonably believes that these and other policies combined with the periodic review and testing performed by its compliance professionals adequately protects the interest of its clients. A portfolio manager may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both the Fund and the other accounts listed above.

Portfolio Manager Compensation

Urdang’s corporate compensation structure is comprised of three components: base pay, short-term incentive and deferred incentives. Individuals’ packages are designed with the appropriate component combinations to match specific positions.

•

Base pay: salary is competitive for all businesses across The Bank of New York Mellon’s businesses and geographies; base pay levels link pay with performance and reflect the market value of the position, individual performance and company business results.

•

Short term income plan: annual cash bonus plan that is based on individual performance, including individual contribution to meeting business unit goals, career development goals and adherence to corporate values.

•

Deferred compensation plan: a portion of each year’s annual discretionary bonus for senior members of the firm is deferred for three years. The funds are invested 50% in Urdang’s Global Real Estate Securities strategy and 50% in BNY Mellon stock.

In addition to Urdang’s corporate performance-based compensation, Urdang employees have either invested or been gifted interest in closed-end funds that invest in direct real estate including office, retail, industrial and multifamily properties. The Compensation of the portfolio managers is not directly tied to individual account performance or assets under management.

Portfolio Managers’ Ownership of Fund Shares

Mr. Frankel: None

Mr. Rothman: None

MANAGERS PIMCO BOND FUND

Subadvisor: Pacific Investment Management Company LLC (“PIMCO”)

William H. Gross is the portfolio manager primarily responsible for the day-to-day management of the Fund. PIMCO is controlled by Allianz SE, a subsidiary of Allianz AG, an international company providing insurance, asset management, and banking services.

Other Accounts Managed by the Portfolio Manager

Portfolio Manager: William H. Gross
Type of Account	Number Of Accounts Managed[1]	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	42	$356,886.62	None	$0
Other Pooled Investment Vehicles	32	$37,209.84	7	$3,171.73
Other Accounts	69	$36,283.66	18	$8,438.32

[1]	Other Accounts Managed includes accounts managed in a personal capacity as well as accounts managed in a professional capacity.

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Conflicts of Interest

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Fund, track the same index the Fund tracks, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Fund and certain pooled investment vehicles, including investment opportunity allocation issues.

Conflicts potentially limiting the Fund’s investment opportunities may also arise when the Fund and other PIMCO clients invest in different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other PIMCO clients or PIMCO may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Fund’s investment opportunities.

Additionally, if PIMCO acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager may be restricted from purchasing securities or selling securities for the Fund. When making investment decisions where a conflict of interest may arise, PIMCO will endeavor to act in a fair and equitable manner as between the Fund and other clients; however, in certain instances the resolution of the conflict may result in PIMCO acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of the Fund.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Fund and such other accounts on a fair and equitable basis over time.

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Portfolio Manager Compensation

PIMCO has adopted a Total Compensation Plan for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes an incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, discretionary performance bonus, and may include an equity or long term incentive component.

Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

The Total Compensation Plan consists of three components:

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Base Salary – Base salary is determined based on core job responsibilities, market factors and internal equity. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or a significant change in the market. Base salary is paid in regular installments throughout the year and payment dates are in line with local practice.

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Performance Bonus – Performance bonuses are designed to reward individual performance. Each professional and his or her supervisor will agree upon performance objectives to serve as a basis for performance evaluation during the year. The objectives will outline individual goals according to pre-established measures of the group or department success. Achievement against these goals as measured by the employee and supervisor will be an important, but not exclusive, element of the Compensation Committee’s bonus decision process. Final award amounts are determined at the discretion of the Compensation Committee and will also consider firm performance.

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Equity or Long Term Incentive Compensation– Equity allows key professionals to participate in the long-term growth of the firm. This program provides mid to senior level employees with the potential to acquire an equity stake in PIMCO over their careers and to better align employee incentives with the firm’s long-term results. These options vest over a number of years and may convert into PIMCO equity which shares in the profit distributions of the firm. M Units are non-voting common equity of PIMCO and provide a mechanism for individuals to build a significant equity stake in PIMCO over time. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and option awards. PIMCO incorporates a progressive allocation of option awards as a percentage of total compensation which is in line with market practices.

In certain countries with significant tax implications for employees to participate in the M Unit Option Plan, PIMCO continues to use the Long Term Incentive Plan (“LTIP”) in place of the M Unit Option Plan. The LTIP provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors, and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon Allianz Global Investors’ profit growth and PIMCO’s profit growth.

Participation in the M Unit Option Plan and LTIP is contingent upon continued employment at PIMCO.

In addition, the following non-exclusive list of qualitative criteria may be considered when specifically determining the total compensation for portfolio managers:

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3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Fund) and relative to applicable industry peer groups. The benchmark for the Managers PIMCO Bond Fund is the Barclays Capital U.S. Aggregate Index;

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•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.

•	A portfolio manager’s compensation is not based directly on the performance of any fund or any other account managed by that portfolio manager.

Profit Sharing Plan. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Partner Compensation Committee, based upon an individual’s overall contribution to the firm.

Portfolio Manager’s Ownership of Fund Shares

Mr. Gross: None

MANAGERS CALIFORNIA INTERMEDIATE TAX-FREE FUND

Subadvisor: Miller Tabak Asset Management, LLC (“Miller Tabak”)

Miller Tabak is controlled by Miller Tabak & Co., L.L.C. (“Miller Tabak Co.”) and Miller Tabak Co.’s managing member, Jeffco Management, LLC (“Jeffco”). Jeffco is equally owned by its members Jeffrey Steven Tabak and Jeffrey David Miller. Michael Pietronico is the portfolio manager primarily responsible for the day-to-day management of the Fund.

Other Accounts Managed by the Portfolio Manager(s)

Portfolio Manager: Michael Pietronico
Type of Account	Number Of Accounts Managed[1]	Total Assets Managed ($ Millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ Millions)
Registered Investment Companies	None	$0	None	$0
Other Pooled Investment Vehicles	None	$0	None	$0
Other Accounts	518	$591.00	None	$0

[1]	Other Accounts Managed includes accounts managed in a personal capacity as well as accounts managed in a professional capacity.

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Potential Material Conflicts of Interest

Potential conflicts of interest may be presented in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of other accounts, on the other, such as conflicts of interest related to the aggregation of trades, the allocation of investment opportunities, contrary client positions and employee securities trading. Moreover, Miller Tabak has established written policies and procedures relating to its investment management and trading practices, including its trade allocation practices, as part of Miller Tabak’s internal controls in order to prevent such conflicts of interest from arising. These policies and procedures are contained in Miller Tabak’s Compliance Manual, a copy of which has been provided to the Investment Manager. The Compliance Manual includes a set of policies and procedures that are designed to assure that Miller Tabak complies with the requirements of the Investment Advisers Act of 1940, as amended, and generally requires both Miller Tabak and its employees to deal with all clients in a fair and equitable manner. On occasion, Miller Tabak, its principals, or employees may purchase or sell, for their own accounts, securities also invested in by clients or recommended to clients. Miller Tabak maintains a Code of Ethics that is designed to prevent conflicts that such individuals may have with client securities holdings and transactions.

Portfolio Manager Compensation

Mr. Pietronico’s compensation is comprised of a fixed base salary and he is additionally eligible to participate in a fixed percentage of Miller Tabak’s net revenues.

No compensation is considered or awarded based on the performance of any assets under management.

Portfolio Manager’s Ownership of Fund Shares

Mr. Pietronico: None

Proxy Voting Policy

Proxies for a Fund portfolio security are voted in accordance with the proxy voting policies and procedures of the Subadvisor responsible for managing the portion of the Fund’s assets that includes the security with respect to which a proxy is solicited, except that for a proxy with respect to shares of an unaffiliated money market fund used as a cash management vehicle (a “Cash Sweep Fund”), the Investment Manager typically votes the proxy as recommended by the Cash Sweep Fund’s directors. A listing of the Subadvisors’ proxy voting policies and procedures is set forth in Appendix B to this SAI. Information regarding how each Fund voted proxies relating to its portfolio securities during the most recent twelve month period ended June 30 is available: (i) without charge, by calling (800) 835-3879; and (ii) on the SEC’s Website at http://www.sec.gov.

Codes of Ethics

The Trust, the Investment Manager, MDI and the Subadvisors have adopted codes of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics, which generally permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by a Fund, contain procedures that are designed to avoid the conflicts of interest that may be presented by personal securities investing.

Administrative Services; Distribution Arrangements

Under an Administration and Shareholder Servicing Agreement (the “Fund Administration Agreement”) between the Trust and the Investment Manager, the Investment Manager also serves as Administrator (the “Fund Administrator”) of certain of the Funds (please see discussion regarding Managers Frontier Small Cap Growth Fund below) and is responsible for certain aspects of managing the Funds’ operations, including administration and shareholder servicing. The administrative and shareholder services to be provided include, but are not limited to, processing and/or coordinating Fund share purchases and redemption, responding to inquiries from shareholders, providing omnibus level support for financial intermediaries who perform sub-accounting for shares held of record by financial intermediaries for the benefit of other beneficial owners and other general and administrative

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responsibilities for each Fund. For these services, a Fund is required to pay the Fund Administrator 0.25% of its average daily net assets per annum. The Fund Administration Agreement generally may be terminated by the Fund Administrator upon at least 120 days’ prior written notice to the Trust, and by the Trust upon at least 30 days’ prior written notice to the Fund Administrator.

The Investment Manager no longer provides administration and shareholder services to the Managers Frontier Small Cap Growth Fund pursuant to the Fund Administration Agreement and the Managers Frontier Small Cap Growth Fund no longer pays administrative fees to the Investment Manager pursuant to the Fund Administration Agreement. The Investment Manager provides administrative services pursuant to the Management Agreement discussed above with such services included in the investment management fee paid by the Managers Frontier Small Cap Growth Fund. Pursuant to a separate administration agreement between the Investment Manager and the Subadvisor to the Managers Frontier Small Cap Growth Fund, the Subadvisor reimburses the Investment Manager for the administrative services the Investment Manager provides to the Managers Frontier Small Cap Growth Fund.

Fees paid for administrative services by (i) the Funds (other than the Managers AMG TSCM Growth Equity Fund) for the fiscal years ended October 31, 2009, October 31, 2010, and October 31, 2011, and (ii) the Managers AMG TSCM Growth Equity Fund for the period from July 30, 2010 (the date the Fund commenced operations) through October 31, 2010 and the fiscal year ended October 31, 2011, are as follows (net of applicable fee waivers and reimbursements, as described above):

Managers Frontier Small Cap Growth Fund1

Period/Fiscal Year Ending	Fees Paid by the Fund
October 31, 2009	$107,088
October 31, 2010	$15,166
October 31, 2011	N/A

Managers AMG TSCM Growth Equity Fund

Period/Fiscal Year Ending	Fees Paid by the Fund
October 31, 2010	$688
October 31, 2011	$46,374

Managers Micro-Cap Fund

Period/Fiscal Year Ending	Fees Paid by the Fund
October 31, 2009	$299,161
October 31, 2010	$329,820
October 31, 2011	$350,173

Managers Real Estate Securities Fund

Period/Fiscal Year Ending	Fees Paid by the Fund
October 31, 2009	$25,469
October 31, 2010	$46,818
October 31, 2011	$103,256

Managers PIMCO Bond Fund

Period/Fiscal Year Ending	Fees Paid by the Fund
October 31, 2009	$1,993,664
October 31, 2010	$2,545,653
October 31, 2011	$2,496,569

Managers California Intermediate Tax-Free Fund

Period/Fiscal Year Ending	Fees Paid by the Fund
October 31, 2009	$79,819
October 31, 2010	$77,493
October 31, 2011	$68,658

[1]	As of January 1, 2010, the Managers Frontier Small Cap Growth Fund is no longer paying fees under the Fund Administration Agreement.

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Under a Distribution Agreement between the Trust and MDI, MDI serves as the principal distributor and underwriter for the Funds. MDI is a registered broker-dealer and member of the Financial Industry Regulatory Authority Inc. (“FINRA”). Shares of the Funds will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with MDI. Subject to the compensation arrangement discussed below, generally MDI bears a portion of the expenses of providing services pursuant to the Distribution Agreement, including the payment of the expenses relating to the distribution of each Fund’s Prospectus for sales purposes and any advertising or sales literature. Any costs and expenses not allocated to MDI shall be borne by the Investment Manager or an affiliate of the Investment Manager as agreed upon between MDI and the Investment Manager from time to time. MDI is not obligated to sell any specific amount of shares of the Funds.

The Distribution Agreement between the Trust and MDI may be terminated by either party under certain specified circumstances and will automatically terminate on assignment in the same manner as the Management Agreement. The Distribution Agreement continues in effect for two years from initial approval and for successive one-year periods thereafter, provided that each such continuance is specifically approved (i) by the vote of a majority of the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of a Fund and (ii) by a majority of the Trustees who are not “interested persons” of the Trust or MDI (as that term is defined in the 1940 Act).

For sales of Fund shares, MDI may provide promotional incentives including cash compensation to certain brokers, dealers, or financial intermediaries whose representatives have sold or are expected to sell significant amounts of shares of the Fund. Other programs may provide, subject to certain conditions, additional compensation to brokers, dealers, or financial intermediaries based on a combination of aggregate shares sold and increases of assets under management. All of the above payments will be made pursuant to the Rule 12b-1 distribution and service plan described below or, in the case of such shares that are not subject to a Rule 12b-1 distribution and service plan, by MDI or its affiliates out of their own assets. These programs will not change the price an investor will pay for shares or the amount that the Fund will receive from such sales.

MDI’s principal address is 800 Connecticut Avenue, Norwalk, Connecticut 06854.

Rule 12b-1 Distribution and Service Plan. The Trust has adopted a distribution and service plan with respect to the Investor Class shares of each of the Managers Frontier Small Cap Growth Fund, the Managers AMG TSCM Growth Equity Fund, and the Managers Micro-Cap Fund (the “Plan”), in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset-based sales charges. Investor Class shares of the Managers Micro-Cap Fund are currently not being offered, and there are no such shares currently outstanding. All shares and classes of the Funds are sold without a front end or contingent deferred sales load, and Service Class and Institutional Class shares of each of the Managers Frontier Small Cap Growth Fund , the Managers AMG TSCM Growth Equity Fund, and the Managers Micro-Cap Fund and the shares of each of Managers Real Estate Securities Fund, Managers PIMCO Bond Fund and Managers California Intermediate Tax-Free Fund are not subject to the expenses of any Rule 12b-1 Plan.

Pursuant to the Plan, the Investor Class shares of each of the Managers Frontier Small Cap Growth Fund, the Managers AMG TSCM Growth Equity Fund and the Managers Micro-Cap Fund may compensate MDI for its expenditures in financing any activity primarily intended to result in the sale of such class of Fund shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorizes payments to MDI of up to 0.25% annually of the average daily net assets attributable to Investor Class shares of each of the Managers Frontier Small Cap Growth Fund, the Managers AMG TSCM Growth Equity Fund and the Managers Micro-Cap Fund.

The Plan further provides for periodic payments by the Trust or MDI to brokers, dealers and other financial intermediaries for providing shareholder services and for promotional and other sales related costs. The portion of payments by Investor Class shares of each of the Managers Frontier Small Cap Growth Fund, the Managers AMG

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TSCM Growth Equity Fund and the Managers Micro-Cap Fund for shareholder servicing may not exceed an annual rate of 0.25% of the average daily net asset value of the Fund’s shares of that class owned by clients of such broker, dealer or financial intermediary.

In accordance with the terms of the Plan, MDI provides to each of the Managers Frontier Small Cap Growth Fund, the Managers AMG TSCM Growth Equity Fund and the Managers Micro-Cap Fund, for review by the Trustees, a quarterly written report of the amounts expended under the Plan and the purpose for which such expenditures were made. In the Trustees’ quarterly review of the Plan, they will review the level of compensation the Plan provides in considering the continued appropriateness of the Plan.

Under its terms, the Plan remains in effect from year to year provided such continuance is approved annually by vote of the Trustees in the manner described therein. The Plan may not be amended to increase materially the amount to be spent under the Plan without approval of the shareholders of the affected Fund, and material amendments to the Plan must also be approved by the Trustees in a manner described therein. The Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the Trustees who are not interested persons (as that term is defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the operations of the Plan or any agreement with any distributor, or by a vote of a majority of the outstanding voting securities of a Fund (as that term is defined in the 1940 Act).

The Investor Class shares of each of the Managers Frontier Small Cap Growth Fund and the Managers AMG TSCM Growth Equity Fund paid the following amounts under the Plan for the fiscal year ended October 31, 2011:

Managers Frontier Small Cap Growth Fund
Fiscal year ended October 31, 2011	$1,662
Managers AMG TSCM Growth Equity Fund
Fiscal year ended October 31, 2011	$374

Because Investor Class shares of the Managers Micro-Cap Fund are not currently being offered and there are no such shares currently outstanding, no payments for the Investor Class shares have been made under the Plan as of the date of this SAI.

Custodian

The Bank of New York Mellon, a subsidiary of the Bank of New York Mellon Corporation (the “Custodian”), 2 Hanson Place, Brooklyn, New York 10286, is the Custodian for the Funds. It is responsible for holding all cash assets and all portfolio securities of the Funds, releasing and delivering such securities as directed by the Funds, maintaining bank accounts in the names of the Funds, receiving for deposit into such accounts payments for shares of the Funds, collecting income and other payments due the Funds with respect to portfolio securities and paying out monies of the Funds.

The Custodian is authorized to deposit securities in securities depositories or to use the services of sub-custodians, including foreign sub-custodians, to the extent permitted by and subject to the regulations of the SEC.

Transfer Agent

BNY Mellon Investment Servicing (US) Inc., PO Box 9769, Providence, Rhode Island 02940-9769 (the “Transfer Agent”), is the transfer agent for the Funds and the sub-transfer agent for the ManagersChoice® asset allocation program and also serves as the dividend disbursing agent for the Funds.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, Two Commerce Square, 2001 Market Street, Suite 1700, Philadelphia, PA 19103, is the independent registered public accounting firm for the Funds. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of the Funds, assists in the preparation and/or review of each Fund’s federal and state income tax returns and may provide other audit, tax and related services.

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BROKERAGE ALLOCATION AND OTHER PRACTICES

The Subadvisory Agreements provide that each Subadvisor places all orders for the purchase and sale of securities that are held in each Fund’s portfolio. In executing portfolio transactions and selecting brokers or dealers, it is the policy and principal objective of each Subadvisor to seek best price and execution. It is expected that securities will ordinarily be purchased in the primary markets. Each Subadvisor shall consider all factors that it deems relevant when assessing best price and execution for a Fund, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

In addition, when selecting brokers to execute transactions and in evaluating the best available net price and execution, each Subadvisor is authorized by the Trustees to consider the “brokerage and research services” (as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended), provided by the broker. Each Subadvisor is also authorized to cause a Fund to pay a commission to a broker who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker would have charged for effecting that transaction. A Subadvisor must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided viewed in terms of that particular transaction or in terms of all the accounts over which the Subadvisor exercises investment discretion. Brokerage and research services received from such brokers will be in addition to, and not in lieu of, the services required to be performed by each Subadvisor. The Funds may purchase and sell portfolio securities through brokers who provide the Subadvisors with research services.

The Trustees will periodically review the total amount of commissions paid by the Funds to determine if the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to the Funds of using particular brokers or dealers. It is possible that certain of the services received by a Subadvisor attributable to a particular transaction will primarily benefit one or more other accounts for which investment discretion is exercised by the Subadvisor.

The fees of the Subadvisors are not reduced by reason of their receipt of such brokerage and research services. Generally, a Subadvisor does not provide any services to a Fund except portfolio investment management and related record-keeping services. The Investment Manager may request that the Subadvisors employ certain specific brokers who have agreed to pay certain Fund expenses. The use of such brokers is subject to best price and execution, and there is no specific amount of brokerage that is required to be placed through such brokers.

Brokerage Commissions

Brokerage fees paid by (i) the Funds (other than the Managers AMG TSCM Growth Equity Fund) for the fiscal years ended October 31, 2009, October 31, 2010, and October 31, 2011, and (ii) the Managers AMG TSCM Growth Equity Fund for the period from July 30, 2010 (the date the Fund commenced operations) through October 31, 2010 and the fiscal year ended October 31, 2011, are as follows:

Managers Frontier Small Cap Growth Fund*

Fiscal Year Ending	Fees Paid by the Fund
October 31, 2009	$144,259
October 31, 2010	$61,887
October 31, 2011	$154,012

Managers AMG TSCM Growth Equity Fund**

Period/Fiscal Year Ending	Fees Paid by the Fund
October 31, 2010	$1,624
October 31, 2011	$49,304

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Managers Micro-Cap Fund

Fiscal Year Ending	Fees Paid by the Fund
October 31, 2009	$506,868
October 31, 2010	$496,468
October 31, 2011	$428,174

Managers Real Estate Securities Fund***

Fiscal Year Ending	Fees Paid by the Fund
October 31, 2009	$46,616
October 31, 2010	$60,808
October 31, 2011	$108,019

Managers PIMCO Bond Fund

Fiscal Year Ending	Fees Paid by the Fund
October 31, 2009	$67,708
October 31, 2010	$70,215
October 31, 2011	$45,280

Managers California Intermediate Tax-Free Fund

Fiscal Year Ending	Fees Paid by the Fund
October 31, 2009	$0
October 31, 2010	$0
October 31, 2011	$0

*	The increase in the brokerage fees paid by the Managers Frontier Small Cap Growth Fund for the fiscal year ended October 31, 2011 from the fiscal year ended October 31, 2010 was the result of an increase in assets in the Fund.
**	The brokerage fees paid by the Managers AMG TSCM Growth Equity Fund for the fiscal year ended October 31, 2011 were based on a full year of operations for the Fund, which explains the increase from the brokerage fees paid by the Fund for the period ended October 31, 2010.
***	The increase in the brokerage fees paid by the Managers Real Estate Securities Fund for the fiscal year ended October 31, 2011 from the fiscal years ended October 31, 2010 and October 31, 2009 was the result of an increase in assets in the Fund.

Brokerage Recapture Arrangements

For certain Funds, the Trust has entered or may enter into arrangements with various brokers pursuant to which a portion of the commissions paid by a Fund may be directed by that Fund to pay expenses of that Fund. Consistent with its policy and principal objective of seeking best price and execution, each Subadvisor may consider these brokerage recapture arrangements in selecting brokers to execute transactions for each Fund. There is no specific amount of brokerage that is required to be placed through such brokers. In all cases, brokerage recapture arrangements relate solely to expenses of the Funds and not to expenses of the Investment Manager or the Subadvisors.

Fund Ownership of Broker-Dealer Securities

During the fiscal year ended October 31, 2011, the Managers PIMCO Bond Fund acquired securities of its “regular broker-dealers” as such term is defined in Rule 10b-1 under the 1940 Act. As of October 31, 2011, the Fund held $19,657,832 worth of securities of Bank of America Corp., $18,778,903 worth of securities of Barclays Capital Inc., $36,603,272 worth of securities of Citigroup, Inc., $10,656,192 worth of securities of Goldman Sachs Group Inc., $21,798,934 worth of securities of JP Morgan Chase & Co., $8,931,507 worth of securities of Merrill Lynch & Co., $7,551,319 worth of securities of Morgan Stanley & Co. Inc., and $799,016 worth of securities of Credit Suisse.

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Affiliated Brokerage

Certain affiliates of RBC Global Asset Management (U.S.) Inc. may be deemed to be affiliated persons of Managers Micro-Cap Fund because of their affiliation with one of the Subadvisors to the Managers Micro-Cap Fund. For the fiscal year ended October 31, 2011, the Managers Micro-Cap Fund paid brokerage commissions to such broker-dealer affiliates of $63.74. For the fiscal year ended October 31, 2011, 2.0% of Managers Micro-Cap Fund’s aggregate brokerage commissions were paid to such broker-dealer affiliates. For the fiscal year ended October 31, 2011, 0.004% of Managers Micro-Cap Fund’s aggregate dollar amount of transactions involving the payment of brokerage commissions were effected through such broker-dealer affiliates.

Certain affiliates of The Bank of New York Mellon may be deemed to be affiliated persons of Managers Real Estate Securities Fund because of their affiliation with the Subadvisor to the Managers Real Estate Securities Fund. For the fiscal year ended October 31, 2011, the Managers Real Estate Securities Fund paid brokerage commissions to such broker-dealer affiliates of $8,645.34. For the fiscal year ended October 31, 2011, 8.0% of Managers Real Estate Securities Fund’s aggregate brokerage commissions were paid to such broker-dealer affiliates. For the fiscal year ended October 31, 2011, 0.01% of Managers Real Estate Securities Fund’s aggregate dollar amount of transactions involving the payment of brokerage commissions were effected through such broker-dealer affiliates.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchasing Shares

Investors may open accounts directly with the Funds or through their financial planners or investment professionals, or directly with the Trust in circumstances as described in the current Prospectus. Shares may also be purchased through bank trust departments on behalf of their clients and tax exempt employee welfare, pension and profit sharing plans. The Trust reserves the right to determine which customers and which purchase orders the Trust will accept.

Certain investors may purchase or sell Fund shares through broker-dealers or through other processing organizations that may impose transaction fees or other charges in connection with this service. Shares purchased in this way may be treated as a single account for purposes of the minimum initial investment. The Funds may from time to time make payments to such broker-dealers or processing organizations for certain record-keeping services. Investors who do not wish to receive the services of a broker-dealer or processing organization may consider investing directly with the Trust. Shares held through a broker-dealer or processing organization may be transferred into the investor’s name by contacting the broker-dealer or processing organization or the Transfer Agent. Certain processing organizations and others may receive compensation from the Investment Manager out of its legitimate profits in exchange for selling shares or for record-keeping or other shareholder related services.

Purchase orders received by the Trust before 4:00 p.m. New York time at the address listed in the current Prospectus on any day that the NYSE is open for business will receive the net asset value computed that day. Purchase orders received after 4:00 p.m. from certain processing organizations, which have entered into contractual arrangements with the Investment Manager, will also receive that day’s offering price, provided the orders the processing organization transmits to the Investment Manager were received in proper form by the processing organization before 4:00 p.m. The broker-dealer, omnibus processor or investment professional is responsible for promptly transmitting orders to the Trust. Orders transmitted to the Trust at the address indicated in the Prospectus will be promptly forwarded to the Transfer Agent.

Federal funds or bank wires used to pay for purchase orders must be in U.S. dollars and received in advance, except for certain processing organizations that have entered into contractual arrangements with the Trust. Purchases made by check are effected when the check is received, but are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank.

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To ensure that checks are collected by the Trust, if shares purchased by check or by Automated Clearing House funds (“ACH”) are sold before the check has cleared, the redemption proceeds will not be processed until the check has cleared. This may take up to 15 calendar-days unless arrangements are made with the Investment Manager. However, during this 15 calendar-day period, such shareholder may exchange such shares into any series of the Trust, Managers AMG Funds, The Managers Funds or Managers Trust II, subject to applicable restrictions such as minimum investment amounts. The 15 calendar-day holding period for redemptions would still apply to shares received through such exchanges.

If the check accompanying any purchase order does not clear, or if there are insufficient funds in your bank account, the transaction will be canceled and you will be responsible for any loss the Trust incurs. For current shareholders, the Trust can redeem shares from any identically registered account in the Trust as reimbursement for any loss incurred. The Trust has the right to prohibit or restrict all future purchases in the Trust in the event of any nonpayment for shares. The Funds and MDI reserve the right to reject any order for the purchase of shares in whole or in part. The Trust reserves the right to cancel any purchase order for which payment has not been received by the third business day following placement of the order.

In the interest of economy and convenience, share certificates will not be issued. All share purchases are confirmed to the record holder and credited to such holder’s account on the Trust’s books maintained by the Transfer Agent.

Redeeming Shares

Any redemption orders received in proper form by the Trust before 4:00 p.m. New York time on any day that the NYSE is open for business will receive the net asset value determined at the close of regular business of the NYSE on that day. Redemption orders received after 4:00 p.m. from certain processing organizations that have entered into contractual arrangements with the Funds will also be redeemed at the net asset value computed that day, provided that the orders the processing organization transmits to a Fund were received in proper form by the processing organization before 4:00 p.m.

Redemption orders received after 4:00 p.m. New York time will be redeemed at the net asset value determined at the close of trading on the next business day. Redemption orders transmitted to the Trust at the address indicated in the current Prospectus will be promptly forwarded to the Transfer Agent. If you are trading through a broker-dealer or investment advisor, such investment professional is responsible for promptly transmitting orders. The Trust reserves the right to redeem shareholder accounts (after 60 days notice and the opportunity to reestablish the account balance) when the value of the Fund shares in the account falls below the following amounts due to redemptions: (i) $500 with respect to (a) Investor Class shares of the Managers Frontier Small Cap Growth Fund, the Managers AMG TSCM Growth Equity Fund, and the Managers Micro-Cap Fund, (b) Service Class shares of the Managers AMG TSCM Growth Equity Fund and the Managers Micro-Cap Fund, and (c) the shares of each of the Managers Real Estate Securities Fund, Managers PIMCO Bond Fund and Managers California Intermediate Tax-Free Fund; (ii) $5,000 with respect to Service Class shares of the Managers Frontier Small Cap Growth Fund; (iii) $25,000 with respect to Institutional Class shares of the Managers AMG TSCM Growth Equity Fund and the Managers Micro-Cap Fund; or (iv) $50,000 with respect to Institutional Class shares of the Managers Frontier Small Cap Growth Fund. Investor Class shares of the Managers Micro-Cap Fund are not currently being offered, and there are no such shares currently outstanding. Whether the Trust will exercise its right to redeem shareholder accounts will be determined by the Investment Manager on a case-by-case basis.

If the Trust determines that it would be detrimental to the best interest of the remaining shareholders of a Fund to make payment wholly or partly in cash, payment of the redemption price may be made in whole or in part by a distribution in kind of securities from a Fund, in lieu of cash, in conformity with applicable law. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets to cash. The method of valuing portfolio securities is described under “Net Asset Value,” and such valuation will be made as of the same time the redemption price is determined.

Investors should be aware that redemptions from the Funds may not be processed if a redemption request is not submitted in proper form. To be in proper form, the request must include the shareholder’s taxpayer

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identification number, account number, Fund number and signatures of all account holders. All redemptions will be mailed to the address of record on the shareholder’s account. In addition, if shares purchased by check or ACH are sold before the check has cleared, the redemption proceeds will not be sent to the shareholder until the check has cleared. This may take up to 15 calendar-days unless arrangements are made with the Investment Manager. The Trust reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption beyond seven days as follows: (i) during periods when the NYSE is closed for other than weekends and holidays or when trading on the NYSE is restricted as determined by the SEC by rule or regulation, (ii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by the Funds of, or evaluation of the net asset value of, portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the SEC may permit.

Exchange of Shares

As described in each Fund’s Prospectus, an investor may exchange shares of a Fund into shares of the same class of any of the other funds managed by the Investment Manager or for shares of other funds managed by the Investment Manager that are not subject to a sales charge (load). Not all funds managed by the Investment Manager offer all classes of shares or are open to new investors. In addition to exchanging into other Managers’ funds described above, an investor also may exchange shares of the Funds through the Investment Manager for shares in the Agency share class of the JPMorgan Liquid Assets Money Market Fund (the “JPMorgan Fund”) (see below for more information about the JPMorgan Fund). Because an exchange is the sale of shares of the Fund exchanged out of and the purchase of shares of the fund exchanged into, the usual purchase and redemption procedures, requirements and restrictions apply to each exchange. The value of the shares exchanged must meet the minimum purchase requirement of the fund for which you are exchanging them, except that there is no minimum purchase requirement to exchange into the JPMorgan Fund. Investors may exchange only into accounts that are registered in the same name with the same address and taxpayer identification number. In addition, an investor who intends to continue to maintain an account in a Fund may make an exchange out of that Fund only if following the exchange the investor would continue to meet the Fund’s minimum investment amount. Settlement on the purchase of shares of another fund will occur when the proceeds from the redemption become available. Shareholders subject to federal income tax may recognize capital gains or losses on the exchange for federal income tax purposes. The Trust reserves the right to discontinue, alter or limit the exchange privilege at any time, subject to applicable law. Holding your shares through a financial intermediary, such as a broker, may affect your ability to use the exchange privilege or other investor services.

The JPMorgan Fund is advised, offered and distributed by JPMorgan Asset Management and its affiliates, but an investor may place an exchange order in the same manner as the investor places other exchange orders and as described in each Fund’s Prospectus, subject to the restrictions above. The Investment Manager has entered into a Service Agreement and Supplemental Payment Agreement with the JPMorgan Fund’s distributor and investment advisor, respectively, that provide for a cash payment to the Investment Manager with respect to the average daily net asset value of the total number of shares of the JPMorgan Fund held by customers investing through the Investment Manager. This cash payment compensates the Investment Manager for providing, directly or through an agent, administrative, sub-transfer agent and other shareholder services, and not investment advisory or distribution related services.

Cost Basis Reporting

Upon the redemption or exchange of Fund shares, the Funds or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide you and the IRS with cost basis and certain other related tax information about the Funds’ shares you redeemed or exchanged. See the Funds’ Prospectus for more information.

Net Asset Value

Each Fund or class computes its net asset value (“NAV”) once daily on Monday through Friday on each day on which the NYSE is open for trading, at the close of business of the NYSE, usually 4:00 p.m. New York time. The NAV will not be computed on the day the following legal holidays are observed: New Year’s Day, Martin Luther

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King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Funds may close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The time at which orders are accepted and shares are redeemed may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. New York time.

The NAV per share of a Fund or class is equal to the value of the Fund’s or class’s net worth (assets minus liabilities) divided by the number of shares outstanding. Equity securities listed on a U.S. securities exchange (including ADRs and GDRs) are valued at the last quoted sale price on the exchange where such securities are principally traded as of the close of the exchange’s or such market’s regular trading hours on the valuation date, or, lacking any sales, at the last quoted bid price. Equity securities traded on NASDAQ or in a U.S. OTC market (including ADRs) are valued at the official closing price as of the close of the market’s regular trading hours on the valuation date, or, lacking any sales, on the basis of the last quoted bid price. Equity securities traded primarily on non-U.S. stock exchanges or in non-U.S. OTC markets are valued at each market’s official closing price if one is available and is representative of the overall market. Otherwise, equity securities traded primarily on non-U.S. stock exchanges or in non-U.S. OTC markets are valued on the basis of the last quoted sale price as of the close of the regular trading hours of the principal exchange or the OTC market on which the security is traded on the valuation date, or, lacking any sales, on the basis of the last quoted bid price. Debt obligations with maturities of sixty (60) days or less are valued at amortized cost. Debt obligations with maturities of more than 60 days are valued using the evaluated bid price or the mean between the evaluated bid and ask prices. Notwithstanding the foregoing, currencies, financial derivative instruments (including futures contracts on equity and fixed-income securities, security indexes and options on futures contracts securities and security indexes, swap contracts and exchange traded swaps) and IPOs will be valued in accordance with each Fund’s valuation procedures adopted from time to time. In the event that the market quotation for a portfolio instrument is not deemed to be readily available or if a Fund’s service providers believe the quotation to be unreliable pursuant to the Fund’s Market Value Procedures, the portfolio instrument is valued at fair value, as determined in good faith and pursuant to the Fund’s Fair Value Procedures established by the Trustees. All portfolio instrument valuations described above on a valuation date shall be valuations of such instruments as of or prior to the close of business of the NYSE.

Frequent Purchase and Redemption Arrangements

The Trust does not have any arrangements with any person to permit frequent purchases and redemptions of Fund shares, and no compensation or other consideration is received by the Funds, the Investment Manager or any other party in this regard.

Dividends and Distributions

Each Fund declares and pays dividends and distributions as described in the Fund’s current Prospectus.

If a shareholder has elected to receive dividends and/or distributions in cash and the postal or other delivery service is unable to deliver the checks to the shareholder’s address of record, the dividends and/or distributions will automatically be converted to having the dividends and/or distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed dividend or redemption checks.

CERTAIN FEDERAL INCOME TAX MATTERS

The following summary of certain U.S. federal income tax considerations is intended for general informational purposes only. This discussion is not tax advice. This discussion does not address all aspects of taxation (including state, local and foreign taxes) that may be relevant to particular shareholders in light of their own investment or tax circumstances, or to particular types of shareholders (including insurance companies, tax-deferred retirement plans, financial institutions or broker-dealers, foreign corporations, and persons who are not citizens or residents of the United States) subject to special treatment under U.S. federal income tax laws. This summary is based on the Code, the regulations thereunder, published rulings and court decisions, in effect as of the date of this SAI. These laws are subject to change, possibly on a retroactive basis.

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YOU ARE ADVISED TO CONSULT YOUR OWN TAX ADVISOR WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES OF AN INVESTMENT IN A FUND IN LIGHT OF YOUR PARTICULAR CIRCUMSTANCES. THIS DISCUSSION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING.

Federal Income Taxation of the Funds—in General

Each Fund has elected to be treated and intends to qualify and to be treated each taxable year as a “regulated investment company” under Subchapter M of the Code. In order to so qualify and be treated, the Fund must, among other things:

(a) derive at least 90% of its gross income in each taxable year from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below) (all such income, “Qualifying Income”);

(b) invest the Fund’s assets in such a manner that, as of the close of each quarter of its taxable year, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items (including receivables), U.S. Government securities and securities of other regulated investment companies, and other securities limited in respect of any one issuer (except with regard to certain investment companies furnishing capital to development corporations) to a value not greater than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in (x) the securities (other than U.S. Government securities or the securities of other regulated investment companies) of any one issuer, or two or more issuers each of which the Fund owns 20% or more of the total combined voting power of all classes of stock entitled to vote, and that are engaged in the same or similar trades or businesses or related trades or businesses, or (y) the securities of one or more “qualified publicly traded partnerships” (as defined below); and

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year.

In general, for purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as Qualifying Income only to the extent such income is attributable to items of income of the partnership which would be Qualifying Income if realized by a Fund. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the Qualifying Income described in (a)(i) above) will be treated as Qualifying Income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. For purposes of the diversification test in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment will depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (b) above.

Gains from foreign currencies (including foreign currency options, foreign currency futures and foreign currency forward contracts) currently constitute Qualifying Income for purposes of the 90% test. However, the Treasury Department has the authority to issue regulations (possibly retroactively) excluding from the definition of

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Qualifying Income a Fund’s foreign currency gains to the extent that such income is not directly related to the Fund’s principal business of investing in stock or securities. This could affect the qualification of a Fund as a regulated investment company.

If a Fund qualifies for treatment as a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (computed without regard to the dividends-paid deduction) and net capital gain (net long-term capital gains in excess of net short-term capital losses, in each case determined with reference to capital losses carried forward from prior years) that it distributes to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below) on a timely basis.

If a Fund were to fail to meet the income, diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions or disposing of certain assets. If a Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise to fail to qualify for treatment as a regulated investment company for such year, it would lose the beneficial tax treatment accorded regulated investment companies under Subchapter M of the Code and all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. All distributions by such a Fund, including any distributions of net long-term capital gains, would be taxable to shareholders in the same manner as other regular corporate dividends to the extent of the Fund’s current or accumulated earnings and profits. Some portions of such distributions might be eligible for treatment as “qualified dividend income” (defined below) for individuals and for the dividends-received deduction for corporate shareholders. A Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

If a Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such calendar year and 98.2% of its capital gain net income for the one-year period ending on October 31 of such calendar year, plus any such amounts retained from the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For purposes of the required excise tax distribution, a regulated investment company’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year generally are treated as arising on January 1 of the following calendar year. Also, for these purposes, a Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year. Each Fund intends to make sufficient distributions to avoid this 4% excise tax, although there can be no assurance that it will be able to do so.

Taxation of the Funds’ Investments

Certain Debt Securities: Original Issue Discount; Market Discount. For U.S. federal income tax purposes, some debt securities that are acquired by the Fund, including all zero coupon debt securities, with a fixed maturity date of more than one year from the date of issue may be treated as having original issue discount (“OID”). OID generally can be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. OID is treated for U.S. federal income tax purposes as interest income earned by a Fund, which will comprise a part of the Fund’s investment company taxable income required to be distributed to shareholders as described above, whether or not cash on the debt security is actually received. Generally, the amount of OID accrued each year is determined on the basis of a constant yield to maturity which takes into account the compounding of interest.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation over the purchase price of such obligation (or in the case of an obligation issued with OID, its “revised issue price”). Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Alternatively, a Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over

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the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in a Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by a Fund may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). Such Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in a Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Pay-in-kind bonds also will give rise to income which is required to be distributed and is taxable even though a Fund holding the security receives no interest payment in cash on the security during the year.

If a Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of a Fund or, if necessary, by liquidation of portfolio securities including at a time when it may not be advantageous to do so. A Fund may realize gains or losses from such liquidations. In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend (see “Federal Income Taxation of Shareholders,” below) than they would in the absence of such transactions.

Junk Bonds. If a Fund invests in high yield OID obligations issued by corporations (including tax-exempt obligations), a portion of the OID accruing on the obligation may be treated as taxable dividend income. In such cases, if the issuer of the high yield discount obligation is a domestic corporation, dividend payments by the Fund attributable to such portion of accrued OID may be eligible for the dividends-received deduction for corporate shareholders.

Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as whether or to what extent a Fund should recognize market discount on a debt obligation, when a Fund may cease to accrue interest, OID or market discount, when and to what extent a Fund may take deductions for bad debts or worthless securities and how a Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by each Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

REITs. Any investment by a Fund in equity securities of REITs qualifying as real estate investment trusts under Subchapter M of the Code may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Investments in REIT equity securities also may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by a Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income (see “Federal Income Taxation of Shareholders,” below).

A Fund may invest directly or indirectly (e.g., through REITs) in residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in collateralized mortgage obligations (“CMOs”) with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This

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notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, a Fund investing in such interests may not be a suitable investment for charitable remainder trusts, as noted under “Tax-Exempt Shareholders” below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), and (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income.

Foreign Currency Transactions. Any transaction by a Fund in foreign currencies, foreign currency-denominated debt obligations or certain foreign currency options, futures contracts or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.

Options, Futures and Foreign Currency Forward Contracts, Swaps and Other Derivatives. A Fund’s use of derivatives, if any, may cause the Fund to recognize taxable income in excess of the cash generated by such instruments. As a result, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements under the Code. A Fund’s use of derivatives will also affect the amount, timing, and character of a Fund’s distributions. In addition, because the tax rules applicable to such investments may be uncertain under current U.S. federal income tax law, an adverse determination or future IRS guidance with respect to these rules may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

Certain of each Fund’s investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains in the Fund’s income for purposes of the excise tax and the distribution requirements applicable to regulated investment companies; (ii) defer recognition of realized losses; (iii) cause adjustments in the holding periods of portfolio securities; (iv) convert capital gains into ordinary income; (v) characterize both realized and unrealized gains or losses as short-term or long-term, irrespective of the holding period of the investment; and (vi) require inclusion of unrealized gains or losses in the Fund’s income for purposes of determining whether 90% of the Fund’s gross income is Qualifying Income. Such provisions may apply to, among other investments, futures contracts, options on futures contracts, options on securities, options on security indices, swaps, credit default swaps, short sales and foreign securities. Each Fund will monitor its transactions and may make certain tax elections available to it in order to mitigate the impact of these rules and prevent disqualification of the Fund as a regulated investment company.

Certain futures contracts entered into by a Fund as well as listed non-equity options written or purchased by a Fund on U.S. exchanges (including options on debt securities, futures contracts and equity indices) will be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain section 1256 contracts are treated as ordinary in character (See “Foreign Currency Transactions” above). Also, section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates prescribed in the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized.

The timing and character of income and losses arising in respect of swap contracts are, in many instances, unclear. The tax treatment of a payment made or received on a swap contract held by a Fund, and in particular, whether such payment is, in whole or in part, capital or ordinary in character, will vary depending upon the terms of the particular swap contract.

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Transactions in options, futures and forward contracts and swaps undertaken by the Funds may result in “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund, and losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expenses) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that a Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to the Funds are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

Certain of a Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of a Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income (if any). If a Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Repurchase Agreements and Securities Loans. Any distribution of income that is attributable to (i) income received by the Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by the Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, may not constitute qualified dividend income to individual shareholders and may not be eligible for the dividends-received deduction for corporate shareholders (see “Federal Income Taxation of Shareholders,” below). Similarly, any distribution of income that is attributable to (i) income received by the Fund in lieu of tax-exempt interest with respect to securities on loan or (ii) tax-exempt interest received by the Fund on tax-exempt securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income purposes as a loan by the Fund, may not constitute an exempt-interest dividend to shareholders.

Passive Foreign Investment Companies. Under the Code, investments in certain foreign investment companies that qualify as “passive foreign investment companies” (“PFICs”) are subject to special tax rules. A PFIC is any foreign corporation in which (i) 75% or more of the gross income for the taxable year is passive income, or (ii) the average percentage of the assets (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, “passive income” for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

Equity investments by a Fund in certain PFICs could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC, which tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may elect to avoid the imposition of that tax. For example, a Fund may elect to treat the PFIC as a “qualified electing fund” (i.e. make a “QEF election”), in which case the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. Alternatively, a Fund may make an election to mark the gains (and to a limited extent losses) in its PFIC holdings “to

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the market” as though it had sold and repurchased those holdings on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increasing the amount required to be distributed by a Fund for it to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. A Fund that indirectly invests in PFICs by virtue of the Fund’s investment in other investment companies may not make such elections; rather, the underlying investment companies directly investing in PFICs would decide whether to make such elections.

Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.” Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and interest charges described above in some instances.

Investments in Other Investment Companies. If a Fund receives dividends from another mutual fund, an ETF or another company that qualifies as a regulated investment company (each, an “investment company”), and the investment company reports such dividends as qualified dividend income, then the Fund is permitted in turn to report a portion of its distributions as qualified dividend income, provided the Fund meets holding period and other requirements with respect to shares of the investment company.

If a Fund receives dividends from an investment company and the investment company reports such dividends as eligible for the dividends-received deduction, then the Fund is permitted in turn to report its distributions derived from those dividends as eligible for the dividends-received deduction as well, provided the Fund meets holding period and other requirements with respect to shares of the investment company.

Federal Income Taxation of Shareholders

For U.S. federal income tax purposes, distributions of investment income other than exempt-interest dividends (described below) are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned or is considered to have owned the investments that generated them, rather than how long a shareholder may have owned shares in such Fund. In general, a Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to loss carryforwards) that are properly reported by a Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains. Distributions from capital gains are generally made after applying any available capital loss carryovers. Long-term capital gain rates applicable to individuals have been temporarily reduced—in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning before January 1, 2013. These reduced rates will expire for taxable years beginning on or after January 1, 2013, unless Congress enacts legislation providing otherwise. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income.

Effective for taxable years beginning on or after January 1, 2013, the “net investment income” of individuals, estates and trusts will be subject to a new 3.8% Medicare contribution tax, to the extent such income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends paid by a Fund, including any capital gain dividends but excluding any exempt-interest dividends, and net capital gains recognized on the sale, redemption or exchange of shares of a Fund. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.

Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and may distribute its net capital gain. Taxable income that is retained by a Fund will be subject to tax at regular corporate rates. Each Fund may also retain for investment its net capital gain. If a Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for U.S. federal income tax purposes, as

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long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

Any dividend declared in October, November or December of any calendar year and made payable to shareholders of record in any such month is treated as received by such shareholder on December 31 of such calendar year, provided that the Fund pays the dividend on or before January 31 of the following calendar year.

Distributions are taxable to shareholders in the same manner whether shareholders receive them in cash or reinvest them in additional shares through a dividend reinvestment plan.

Distributions by a Fund will result in a reduction in the fair market value of such Fund’s shares. A distribution may be taxable to the shareholder even though, from an investment standpoint, it may constitute a partial return of capital. In particular, an investor that purchases shares just prior to a taxable distribution will then receive a return of investment upon distribution which will nevertheless be taxable to this shareholder as ordinary income or capital gain.

For taxable years beginning before January 1, 2013, “qualified dividend income” received by an individual will be taxed at the rates applicable to long-term capital gain. This provision will expire for taxable years beginning on or after January 1, 2013, unless Congress enacts legislation providing otherwise. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (i) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (ii) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (iii) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (iv) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a PFIC.

In general, distributions of investment income reported by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares.

If the aggregate qualified dividend income received by a Fund during any taxable year is 95% or more of its “gross income,” then 100% of the Fund’s dividends (other than Capital Gain Dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss. The Managers Real Estate Securities Fund, the Managers PIMCO Bond Fund and the Managers California Intermediate Tax-Free Fund do not expect a significant portion of their distributions to constitute qualified dividend income.

A portion of the dividends paid by the Funds to shareholders that are corporations (other than S corporations) may be eligible for the 70% dividends-received deduction (subject to a holding period requirement imposed by the Code) to the extent such dividends are derived from dividends received from U.S. corporations. However, any distributions received by a Fund from REITs or PFICs will not qualify for the corporate dividends-received deduction. In general, dividends paid by Managers Real Estate Securities Fund, Managers PIMCO Bond Fund and Managers California Intermediate Tax-Free Fund will not be eligible for the dividends received deduction.

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Managers California Intermediate Tax-Free Fund intends to pay dividends that pass through to shareholders the tax-exempt character of exempt interest earned by the Fund (“exempt-interest dividends”) for U.S. federal income tax purposes. A Fund is eligible to pay exempt-interest dividends for taxable years in which, at the end of each quarter, at least 50% of the value of its total assets consists of securities generating interest that is exempt from federal tax under section 103(a) of the Code. Managers California Intermediate Tax-Free Fund intends to satisfy this requirement. Fund distributions reported as exempt-interest dividends are not generally taxable to Fund shareholders for U.S. federal income tax purposes, but they may be subject to state and local taxes. Distributions from Managers California Intermediate Tax-Free Fund generally will not be subject to California personal income tax (see “California Tax Considerations” below). It is expected that exempt-interest dividends paid by Managers California Intermediate Tax-Free Fund will not increase a shareholder’s liability for AMT.

Notwithstanding the foregoing, investors in Managers California Intermediate Tax-Free Fund should be aware that they may be subject to federal and/or state income tax with respect to some distributions from the Fund. Distributions of a Fund’s income other than exempt-interest dividends generally will be taxable as ordinary income, except that any distributions of net capital gains will be taxable as capital gains, as described above. A shareholder who receives Social Security or railroad retirement benefits should consult his or her tax advisor to determine what effect, if any, an investment in Managers California Intermediate Tax-Free Fund may have on the U.S. federal taxation of such benefits. Tax-exempt dividends are included in income for purposes of determining the amount of benefits that are taxable.

If a shareholder of Managers California Intermediate Tax-Free Fund receives exempt-interest dividends with respect to a share of such Fund and if such share is held by the shareholder for six months or less, then any loss on the sale or exchange of such share will be disallowed to the extent of the amount of exempt-interest dividends received by the shareholder with respect to such share.

The ultimate tax characterization of a Fund’s distributions made in a taxable year cannot be determined until after the end of that taxable year. As a result, there is a possibility that a Fund may make total distributions during a taxable year in an amount that exceeds the net investment income and net capital gains the Fund realizes that year, in which case the excess generally will be treated as a return of capital to shareholders. A return of capital reduces a shareholder’s tax basis in Fund shares, with any amounts exceeding such basis treated as gain from the sale of such shares. To the extent a return of capital reduces a shareholder’s tax basis in Fund shares, the return of capital reduces any loss or increases any gain on the subsequent taxable disposition by a shareholder of those shares.

Sale or Redemption of Shares. The sale, exchange, or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Fund shares held by a shareholder for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares.

Further, all or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under the Code’s “wash-sale” rule if other substantially identical shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Other Taxation

Foreign Taxes. Income received by a Fund (or an investment company in which a Fund has invested) from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund’s assets to be invested within various countries is

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not known. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes incurred by a Fund. This will decrease a Fund’s yield on securities subject to such taxes. Each Fund generally does not expect to be able to pass through to shareholders foreign tax credits borne in respect of foreign securities income earned by investment companies in which the Fund invests.

Shareholders are advised to consult their own tax advisors with respect to the treatment of foreign source income and foreign taxes under the U.S. federal income tax laws.

Backup Withholding. Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (“TIN”), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding rules may also apply to distributions that are properly reported as exempt-interest dividends. The backup withholding tax rate is 28% for amounts paid through 2012. This rate will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2012, unless Congress enacts tax legislation providing otherwise.

Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Tax-Exempt Shareholders. Income of a regulated investment company, such as a Fund, that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of the Fund. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

A tax-exempt shareholder may also recognize UBTI if a Fund recognizes “excess inclusion income” derived from direct or indirect investments (e.g., through REITs) in residual interests in REMICs or equity interests in TMPs as described above, if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October of 2006, a CRT will not recognize UBTI as a result of investing in a Fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. CRTs and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in the Fund.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisor to determine the suitability of shares of the Funds as an investment through such plans.

Tax Shelter Reporting Regulations. Under Treasury regulations, if a shareholder recognizes a loss on disposition of a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct

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shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Shareholder Reporting Obligations With Respect to Foreign Bank and Financial Accounts. Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of the Fund by vote or value could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on Treasury Department Form TD F 90-22.1, Report of Foreign Bank and Financial Accounts (“FBAR”). Shareholders should consult a tax advisor regarding the applicability to them of this reporting requirement.

Other Reporting and Withholding Requirements. Rules enacted in March 2010 require the reporting to the IRS of direct and indirect ownership of foreign financial accounts and foreign entities by U.S. persons. Failure to provide this required information can result in a 30% withholding tax on certain payments (“withholdable payments”), beginning in 2014 or 2015, depending on the type of payment. Specifically, withholdable payments subject to this 30% withholding tax include payments of U.S.-source dividends and interest made on or after January 1, 2014, and payments of gross proceeds from the sale or other disposal of property that can produce U.S.-source dividends or interest made on or after January 1, 2015.

The IRS has issued preliminary guidance with respect to these new rules; such guidance is potentially subject to material change. Very generally, it is possible that distributions made by the Fund on or after the dates noted above (or such later date as may be provided in future guidance), including a distribution in redemption of shares, to a shareholder will be subject to the new 30% withholding requirement. Payments to a foreign shareholder that is a “foreign financial institution” will generally be subject to withholding, unless such shareholder timely enters into and complies with an agreement with the IRS or otherwise complies with applicable guidance. Payments to shareholders that are U.S. persons will generally not be subject to withholding, so long as such shareholders provide the Fund with such certifications or other documentation as the Fund requires to comply with these rules. Persons investing in the Fund through an intermediary should contact their intermediary regarding the application of this reporting and withholding regime to their investments in the Fund.

Shareholders are urged to consult a tax advisor regarding this reporting and withholding regime, in light of their particular circumstances.

State and Local Taxes

Each Fund is a series of a Massachusetts business trust. Under current law, neither the Trust nor any of the Funds is liable for any income or franchise tax in The Commonwealth of Massachusetts, provided that each Fund continues to qualify as a regulated investment company under Subchapter M of the Code. However, each Fund may be subject to state and/or local taxes in other jurisdictions in which such Fund is deemed to be doing business. In addition, the treatment of each Fund and its shareholders in those states which have income tax laws might differ from treatment under the U.S. federal income tax laws. Shareholders should consult with their own tax advisors concerning the state and local tax consequences of investing in the Funds.

California Tax Considerations. It is the policy of the Managers California Intermediate Tax-Free Fund to meet all applicable requirements of the Code and the California Revenue and Taxation Code for shareholders to be relieved of the obligation to pay regular U.S. federal income tax and California personal income tax on amounts distributed to them which are derived from tax-exempt interest income. That is, the Managers California Intermediate Tax-Free Fund intends to (i) qualify at the end of each quarter as a regulated investment company under the Code, (ii) have at the close of each quarter at least 50% of its total assets invested in tax-exempt bonds and U.S. government obligations, the interest on which is excluded from income for California personal income tax purposes (“California Tax-Exempt Bonds”) and (iii) make sufficient distributions.

Assuming the Managers California Intermediate Tax-Free Fund is able to meet the above conditions, California law generally provides that, to the extent distributions by the Fund are derived from interest on California Tax-Exempt Bonds and are timely and properly designated as exempt-interest dividends, such distributions shall be

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exempt from California personal income taxes. For California personal income tax purposes, distributions derived from other investments and distributions from any net realized capital gains will be taxable, whether paid in cash or reinvested in additional shares.

California has an alternative minimum tax (“California AMT”). However, the California AMT does not include interest from specified private activity bonds as an item of tax preference.

Under the Code, any portion of interest on indebtedness incurred or continued to purchase or carry shares of the Managers California Intermediate Tax-Free Fund which is deemed to be related to exempt-interest dividends (as determined for U.S. federal income tax purposes) will not be deductible. For California personal income tax purposes none of such interest will be deductible. Depending on the circumstances the IRS or California Franchise Tax Board may consider shares to have been purchased or carried with borrowed funds even though the shares are not directly traceable to the borrowed funds. Shareholders who are, within the meaning of Section 147 of the Code, “substantial users” (or “related persons” of substantial users) of facilities financed by industrial development bonds should consult their tax advisors as to whether the Managers California Intermediate Tax-Free Fund is a desirable investment.

Corporate shareholders should note that distributions will not be exempt from California corporate income or franchise tax.

The foregoing is a general summary of the California tax consequences of investing in the Managers California Intermediate Tax-Free Fund. From time to time legislation may be introduced or litigation may arise that would change the tax treatment of exempt-interest dividends. Such legislation or litigation may have the effect of raising the state or other taxes payable by shareholders on such dividends. Investors should consult their tax advisers for the current law on exempt-interest dividends and with respect to any other specific questions as to California and other state or local taxes.

EACH SHAREHOLDER SHOULD CONSULT A TAX ADVISOR ABOUT THE APPLICATION OF FEDERAL, STATE, LOCAL AND FOREIGN TAX LAWS TO AN INVESTMENT IN A FUND IN LIGHT OF THE SHAREHOLDER’S PARTICULAR TAX SITUATION.

OTHER INFORMATION

Massachusetts Business Trust

Each Fund is a series of a “Massachusetts business trust.” A copy of the Declaration of Trust for the Trust is on file in the office of the Secretary of The Commonwealth of Massachusetts. The Declaration of Trust and the ByLaws of the Trust are designed to make the Trust similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability and is described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of a Fund or the Trust and that every note, bond, contract, certificate or undertaking made on behalf of the Fund or the Trust shall contain a provision to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by a Fund. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Fund. The Trustees of the Trust intend to conduct the operations of the Trust in a way as to avoid, as far as possible, ultimate liability of the shareholders of a Fund.

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The Declaration of Trust further provides that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of a Fund or the Trust, except if the liability arises from his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties to such third persons. It also provides that all third persons shall look solely to the property of a Fund for any satisfaction of claims arising in connection with the affairs of the Fund. The Trust’s Declaration of Trust also provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of a Fund, except against any liability arising out of such Trustee or officer’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

Description of Shares

The Trust is an open end management investment company organized as a Massachusetts business trust in which each Fund represents a separate series of shares of beneficial interest. See “Massachusetts Business Trust” above. The Trustees may classify or reclassify any series of the Trust into one or more classes. The Trustees have authorized the issuance of three classes of shares of each of the Managers Frontier Small Cap Growth Fund, Managers AMG TSCM Growth Equity Fund and Managers Micro-Cap Fund – the Investor Class, Service Class and Institutional Class shares. Each of the Managers Real Estate Securities Fund, Managers PIMCO Bond Fund and Managers California Intermediate Tax-Free Fund currently do not offer multiple share classes.

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of one or more series and to divide or combine the shares of any series, if applicable, without changing the proportionate beneficial interest of each shareholder in a Fund or assets of another series, if applicable. Each share of a Fund represents an equal proportional interest in the Fund with each other share. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders. See “Massachusetts Business Trust” above. Shares of each Fund have no preemptive or conversion rights and are fully paid and nonassessable. The rights of redemption and exchange are described in each Fund’s Prospectus and in this SAI.

The shareholders of the Trust are entitled to one vote for each whole share held of a Fund (or a proportionate fractional vote in respect of a fractional share), on matters on which shares of the Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of the Trust not to hold annual meetings of shareholders. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or by the Trust’s Declaration of Trust.

The Trustees have authorized the issuance and sale to the public of shares of several series of the Trust. The Trustees may authorize the issuance of shares of additional series of the Trust. The proceeds from the issuance of any additional series would be invested in separate, independently managed portfolios with distinct investment objectives, policies and restrictions, and share purchase, redemption and net asset value procedures. All consideration received by the Trust for shares of any additional series, and all assets in which such consideration is invested, would belong to that series, subject only to the rights of creditors of the Trust and would be subject to the liabilities related thereto. Shareholders of any additional series will approve the adoption of any management contract, distribution agreement and any changes in investment policies of any such additional series, to the extent required by the 1940 Act.

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Additional Information

This SAI and each Fund’s Prospectus do not contain all of the information included in the Trust’s Registration Statement filed with the SEC under the 1933 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Trust’s Registration Statement, including the Exhibits filed therewith, may be examined at the office of the SEC in Washington D.C.

Statements contained in the SAI and each Fund’s Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an Exhibit to the Trust’s Registration Statement. Each such statement is qualified in all respects by such reference.

No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in each Fund’s Prospectus or this SAI, in connection with the offer of shares of the Funds and, if given or made, such other representations or information must not be relied upon as having been authorized by the Trust, the Funds or MDI. Each Fund’s Prospectus and this SAI do not constitute an offer to sell or solicit an offer to buy any of the securities offered thereby in any jurisdiction to any person to whom it is unlawful for the Funds or MDI to make such offer in such jurisdictions.

FINANCIAL STATEMENTS

The Funds’ audited financial statements for the fiscal year ended October 31, 2011 and the related Notes to the Financial Statements for the Funds, as well as the Reports of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP, from each Fund’s Annual Report for the fiscal year ended October 31, 2011 are incorporated by reference into this SAI (meaning such documents are legally a part of this SAI) and are on file with the SEC. The Funds’ Annual and Semi-Annual Reports are available without charge by calling the Funds at (800) 835-3879 or by visiting the Funds’ Website at www.managersinvest.com or on the SEC’s Website at www.sec.gov.

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APPENDIX A

DESCRIPTION OF BOND RATINGS ASSIGNED BY

STANDARD & POOR’S AND MOODY’S INVESTORS SERVICE

A Fund’s investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody’s or S&P or, if unrated, determined by the Subadvisor to be of comparable quality). The percentage of a Fund’s assets invested in securities in a particular rating category will vary. The following is a description of Moody’s and S&P’s rating categories applicable to fixed income securities.

Moody’s Investors Service

Long-Term Obligation Ratings

Moody’s long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Obligation Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay shortterm obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

U.S. Municipal Short-Term Debt and Demand Obligation Ratings

Short-Term Obligation Ratings

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels — MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Standard & Poor’s Ratings Services

Issue Credit Rating Definitions

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days, including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

AAA: An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C: A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D: An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or Minus (-): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Rating Definitions

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1: A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2: A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3: A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

SPUR (Standard & Poor’s Underlying Rating): This is a rating of a stand-alone capacity of an issue to pay debt service on a credit-enhanced debt issue, without giving effect to the enhancement that applies to it. These ratings are published only at the request of the debt issuer/obligor with the designation SPUR to distinguish them from the credit-enhanced rating that applies to the debt issue. Standard & Poor’s maintains surveillance of an issue with a published SPUR.

Municipal Short-Term Note Ratings Definitions

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

Dual Ratings

Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

The ratings and other credit related opinions of Standard & Poor’s and its affiliates are statements of opinion as of the date they are expressed and not statements of fact or recommendations to purchase, hold, or sell any securities or make any investment decisions. Standard & Poor’s assumes no obligation to update any information following publication. Users of ratings and credit related opinions should not rely on them in making any investment decision. Standard &Poor’s opinions and analyses do not address the suitability of any security. Standard & Poor’s Financial Services LLC does not act as a fiduciary or an investment advisor. While Standard & Poor’s has obtained information from sources it believes to be reliable, Standard & Poor’s does not perform an audit and undertakes no duty of due diligence or independent verification of any information it receives. Ratings and credit related opinions may be changed, suspended, or withdrawn at any time.

Active Qualifiers (Currently applied and/or outstanding)

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and therefore may be based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

preliminary: Preliminary ratings, with the ‘prelim’ qualifier, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by Standard & Poor’s of appropriate documentation. Standard & Poor’s reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

•	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

•

Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies.

•

Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or postbankruptcy issuer as well as attributes of the anticipated obligation(s).

•

Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor’s opinion, documentation is close to final. Preliminary ratings may also be assigned to these entities’ obligations.

•

Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, Standard & Poor’s would likely withdraw these preliminary ratings.

•	A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

sf: The (sf) subscript is assigned to all issues and issuers to which a regulation, such as the European Union Regulation on Credit Rating Agencies, requires the assignment of an additional symbol which distinguishes a structured finance instrument or obligor (as defined in the regulation) from any other instrument or obligor. The addition of this subscript to a credit rating does not change the definition of that rating or our opinion about the issue’s or issuer’s creditworthiness.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

unsolicited: Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor’s and not at the request of the issuer or its agents.

Inactive Qualifiers (No longer applied or outstanding)

*: This symbol indicated continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c: This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable. Discontinued use in January 2001.

G: The letter ‘G’ followed the rating symbol when a fund’s portfolio consists primarily of direct U.S. government securities pr: The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

q: A ‘q’ subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r: The ‘r’ modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an ‘r’ modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor’s discontinued the use of the ‘r’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

APPENDIX B

SUMMARY OF SUBADVISORS’ PROXY VOTING POLICIES

Managers PIMCO Bond Fund

Pacific Investment Management Company LLC (“PIMCO”)

A copy of PIMCO’s proxy voting policies is attached as Appendix C.

Managers Frontier Small Cap Growth Fund

Frontier Capital Management Co., LLC (“Frontier”)

A copy of Frontier’s proxy voting policies is attached as Appendix D.

Managers Micro-Cap Fund

Next Century Growth Investors LLC (“Next Century”)

A copy of Next Century’s proxy voting policies is attached as Appendix E.

Lord, Abbett & Co. LLC (“Lord Abbett”)

A copy of Lord Abbett’s proxy voting policies is attached as Appendix F.

WEDGE Capital Management L.L.P. (“WEDGE Capital”)

A copy of WEDGE Capital’s proxy voting policies is attached as Appendix G.

RBC Global Asset Management (U.S.) Inc. (“RBC GAM (US)”)

A copy of RBC GAM (US)’s proxy voting guidelines is attached as Appendix H.

Managers Real Estate Securities Fund

Urdang Securities Management, Inc. (“Urdang”)

Urdang relies on RiskMetrics Group, formerly known as Institutional Shareholder Service (“ISS”) to provide proxy research, reporting and voting of proxies. A summary of the ISS 2012 U.S. Proxy Voting Concise Guidelines used to vote Fund proxies is attached as Appendix I.

Managers California Intermediate Tax-Free Fund

Miller Tabak Asset Management, LLC (“Miller Tabak”)

A copy of Miller Tabak’s proxy voting policies is attached as Appendix J.

Managers AMG TSCM Growth Equity Fund

TimesSquare Capital Management, LLC (“TimesSquare”)

A copy of TimesSquare’s proxy voting policies is attached as Appendix K.

B-1

APPENDIX C

Pacific Investment Management Company LLC

PROXY VOTING POLICY AND GUIDELINES

[PIMCO]

Proxy Voting Policy Summary

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Advisers Act. In addition to covering the voting of equity securities, the Proxy Policy also applies generally to voting and/or consent rights of PIMCO, on behalf of each account, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures. The Proxy Policy does not apply, however, to consent rights that primarily entail decisions to buy or sell investments, such as tender or exchange offers, conversions, put options, redemption and Dutch auctions. The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of accounts.

With respect to the voting of proxies relating to equity securities, PIMCO has selected an unaffiliated third party proxy research and voting service (“Proxy Voting Service”), to assist it in researching and voting proxies. With respect to each proxy received, the Proxy Voting Service researches the financial implications of the proposals and provides a recommendation to PIMCO as to how to vote on each proposal based on the Proxy Voting Service’s research of the individual facts and circumstances and the Proxy Voting Service’s application of its research findings to a set of guidelines that have been approved by PIMCO. Upon the recommendation of the applicable portfolio managers, PIMCO may determine to override any recommendation made by the Proxy Voting Service. In the event that the Proxy Voting Service does not provide a recommendation with respect to a proposal, PIMCO may determine to vote on the proposals directly.

PIMCO exercises voting and consent rights directly with respect to debt securities held by a client account. PIMCO considers each proposal regarding a debt security on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

PIMCO may determine not to vote a proxy for a debt or equity security if: (1) the effect on the applicable account’s economic interests or the value of the portfolio holding is insignificant in relation to the account’s portfolio; (2) the cost of voting the proxy outweighs the possible benefit to the applicable account, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio managers to effect trades in the related security; or (3) PIMCO otherwise has determined that it is consistent with its fiduciary obligations not to vote the proxy.

In the event that the Proxy Voting Service does not provide a recommendation or the portfolio managers of a client account propose to override a recommendation by the Proxy Voting Service, and for all debt security proxies, PIMCO will review the proxy to determine whether there is a material conflict between PIMCO and the applicable account or among PIMCO-advised accounts. If no material conflict exists, the proxy will be voted according to the portfolio managers’ recommendation. If a material conflict does exist, PIMCO will seek to resolve the conflict in good faith and in the best interests of the applicable client account, as provided by the Proxy Policy. The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and a client account, the Proxy Policy permits PIMCO to either: (i) convene a committee to assess and resolve the conflict (the “Proxy Conflicts Committee”); or (ii) vote in accordance with protocols previously established by the Proxy Conflicts Committee with respect to specific types of conflicts. With respect to material conflicts of interest between one or more PIMCOadvised accounts, the Proxy Policy permits PIMCO to: (i) designate a PIMCO portfolio manager who is not subject to the conflict to determine how to vote the proxy if the conflict exists between two accounts with at least one portfolio manager in common; or (ii) permit the respective portfolio managers to vote the proxies in accordance with each client account’s best interests if the conflict exists between client accounts managed by different portfolio managers.

PIMCO will supervise and periodically review its proxy voting activities and the implementation of the Proxy Policy.

APPENDIX D

Frontier Capital Management Co., LLC

PROXY VOTING POLICY AND GUIDELINES

FRONTIER CAPITAL MANAGEMENT COMPANY, LLC

PROXY VOTING STATEMENT AND GUIDELINES

As an investment adviser and fiduciary of client assets, Frontier utilizes proxy voting policies and procedures intended to pursue its clients’ best interest by protecting the value of clients’ investments. Frontier recognizes that proxies have an economic value. In voting proxies, we seek to both maximize the long-term value of our clients’ assets and to cast votes that we believe to be fair and in the best interest of the affected client(s). Proxies are considered client assets and are managed with the same care, skill and diligence as all other client assets. These written proxy policies and procedures are designed to reasonably ensure that Frontier votes proxies in the best interest of clients for whom Frontier has voting authority.

Arrangements with Outside Firms

Frontier has contracted with a third party vendor (the “proxy vendor”) to provide vote recommendations according to a set of pre-determined proxy voting policy guidelines. Frontier has also contracted with the proxy vendor to act as agent for the proxy voting process and to maintain records on proxy voting for our clients. The vendor has represented to Frontier that it uses its best efforts to ensure that its proxy voting recommendations are in accordance with these policies as well as relevant requirements of the ERISA and the U.S. Department of Labor’s interpretations thereof.

There may be occasional circumstances in which Frontier exercises its voting discretion. Frontier’s action in these cases is described in the Conflicts of Interest section of these Policies and Procedures.

Proxy Voting Committee

Frontier has a Proxy Voting Committee that is responsible for deciding what is in the best interest of clients when determining how proxies are voted. The Committee meets at least annually to review and re-approve the vendor’s proxy voting policies as well as Frontier’s own policies if it determines that they continue to be reasonably designed to be in the best interest of Frontier’s clients. Any changes to the vendor’s voting guidelines must be reviewed, approved and adopted by the Committee before they will become effective for Frontier.

Account Set-Up

Except where the contract is silent, each client will designate in its investment management contract whether it would like to retain proxy voting authority or delegate that authority to Frontier. If a client contract is silent on whether the client delegates proxy voting authority to Frontier, Frontier will be implied to have proxy voting authority.

Account Update

On a periodic basis, the agent for the proxy voting process will provide Frontier with a list of Frontier clients for which the agent is voting. This is designed to ensure that the agent is voting for all clients for whom Frontier retains voting authority. In that regard, Frontier will conduct a periodic reconciliation between its and the agent’s records.

Conflicts of Interest

As noted, Frontier has adopted the proxy vendor’s proxy voting guidelines. The adoption of these proxy voting guidelines provides pre-determined policies for voting proxies and is thus designed to remove conflicts of interest. Examples of such conflicts are when we vote a proxy solicited by an issuer who is a client of ours or with whom we have another business or personal relationship that may affect how we vote on the issuer’s proxy. The intent of this policy is to remove any discretion that Frontier may have to interpret how to vote proxies in cases where Frontier has a material conflict of interest or the appearance of a material conflict of interest.

Although under normal circumstances Frontier is not expected to exercise its voting discretion or to override the vendor, the Proxy Voting Committee will monitor any situation where Frontier wishes to exercise its discretion. In these situations, the Proxy Voting Committee, or an employee delegated by the Committee, will consider whether Frontier has a material conflict of interest. If the Committee determines that a material conflict exists, Frontier will vote the proxy using either of the following two methods: (a) we will follow the recommendations of the proxy vendor; or (b) we will not take into consideration the relationship that gave rise to the conflict and will vote the proxy in the best interest of our clients. If the Committee determines that a material conflict does not exist, then we may vote the proxy in our discretion. Frontier’s General Counsel must approve any decision made on such a vote prior to the vote being cast.

Oversight

Proxy Vendor

On a periodic basis, Frontier will verify with the proxy vendor that it made voting recommendations according to its pre-determined policies and provided Frontier with any changes in its pre-determined policies.

Proxy Agent

On a periodic basis, Frontier will verify with the proxy agent that it has voted proxies for accounts for which Frontier delegated voting to the proxy agent.

Custodian

On a periodic basis, Frontier will confirm that client custodians are alerting the proxy agent when accounts are set up at the custodian for the proxy agent to begin voting Frontier’s clients’ securities and that they are forwarding all proxy materials pertaining to the client’s portfolios to the proxy agent for execution.

Votes Cast Other than According to the Proxy Vendor’s Pre -Determined Policies

Frontier’s CCO, who is also the General Counsel will periodically confirm that all documentation regarding any decisions to vote other than according to the proxy vendor’s predetermined policies are accurate and complete.

Client Disclosure

Clients may obtain information about how Frontier voted proxies for securities held in their account(s) by contacting Frontier at (617) 261-0777.

Upon a client’s request, the proxy agent will provide Frontier with the following information:

1.	The name of the issuer of the portfolio security

2.	The ticker symbol of the security

3.	The CUSIP of the portfolio security

4.	The shareholder meeting date

5.	A description of the matter voted on

6.	Whether the matter was proposed by the issuer or by a security holder

7.	Whether the account voted on the matter

8.	How each proxy proposal was voted (e.g., for or against the proposal, abstain; for or withhold authority regarding election of directors)

9.	Whether the vote that was cast was for or against management’s recommendation.

Recordkeeping

Frontier will maintain in an easily accessible place for a period of six years, the first two years in an appropriate Frontier office, the following documents (except documents maintained on Frontier’s behalf by the proxy agent as specifically noted below):

1.	Frontier’s proxy voting policies and procedures and the proxy voting guidelines.

2.	Proxy statements received regarding client securities. Frontier will satisfy this requirement by relying on the proxy agent, on Frontier’s behalf, to retain a copy of each proxy statement.

3.	Records of votes cast on behalf of its clients. Frontier will satisfy this requirement by relying on the proxy agent to retain, on Frontier’s behalf, a record of the vote cast.

4.	A copy of any document created by Frontier personnel that was material to making a decision on how to vote proxies on behalf of a client or that memorialized the basis for that decision.

5.	A copy of each written client request for information on how Frontier voted proxies on behalf of the client, and a copy of any written response by Frontier to any written or oral client request for information on how Frontier voted proxies on behalf of the requesting client.

APPENDIX E

Next Century Growth Investors LLC

PROXY VOTING POLICY AND GUIDELINES

PROXY VOTING POLICIES AND

PROCEDURES

Next Century Growth Investors, LLC

I.	Introduction

Next Century Growth Investors, LLC (“NCG”) is an investment advisor registered under the Investment Advisers Act of 1940. Set forth below is the Advisor’s policy on voting shares owned by advisory clients (note: these policies may be revised from time to time).

II.	Process

NCG has an inependent third party service provider to analyze proxy issues and recommend how to vote, and to provide assitance in the administration of the proxy process, including maintaining complete proxy voting records. While N CG takes into consideration the information and recommendations of the proxy service provider, NCG votes any proxy prudently and sollely in the best long-term economic interest of advisory clients and their beneficiaries.

III.	The Proxy Committee

The members of the Proxy Committee are set forth in Exhibit A. The Proxy Committee has authorized this Statement of Proxy Voting Policies (the “Statement”). The Proxy Committee meets as needed to administer, revise and update the Statement as new issues arise. In addition, the Proxy Committee meets when necessary to discuss and determine the votes for issues that do not fall into one of the categories defined herein, applying the general principle noted above. For issues that do not fall within predetermined voting guidelines, the Proxy Committee or its delegates may consult with the Portfolio Manager (or a member of the Portfolio Manager’s investment team) of the account holding the relevant security to determine how to cast the vote.

IV.	ERISA Fiduciary Duties and Proxy Voting

The voting of proxies on securities held in employee benefit plan investment portfolios is governed by the Employee Retirement Income Security Act of 1974 (“ERISA”). Accordingly, those who vote such proxies are subject to ERISA’s fiduciary duty provisions. In general, an ERISA fiduciary who votes proxies has a duty of loyalty, a duty of prudence, a duty to comply with plan documents and a duty to avoid prohibited transactions. The Proxy Committee reasonably believes that these Proxy Voting Policies satisfy ERISA’s fiduciary duty requirements generally and, in particular, the Department of Labor’s 1994 interpretive bulletin discussing ERISA’s fiduciary duty provisions in the proxy voting context. IB 94-2 (29 CFR §2509.94-2).

V.	Proxy Voting Guidelines

A general summary of the guidelines that we normally follow in voting proxies appears below. These voting guidelines reflect our general views. We reserve the flexibility to vote in a manner contrary to our general views on particular issues if we believe doing so is in the best interests of our clents. Many different specific types of proposals may arise under the broad categories discussed below, and it is not possible to contemplate every issue on which we may be asked to vote. Accordingly, we will vote on proposals concerning issues not expressly covered by these guidelines based on the specific factors that we believe are relevant.

A.	Routine Corporate Administrative Items

Philosophy: The Advisor generally is willing to vote with management on matters of a routine administrative nature. We feel management should be allowed to make those decisions that are essential to the ongoing operation of the company and which are not expected to have a major economic impact on the corporation and its shareholders. Examples of issues on which we will normally vote with management’s recommendation include:

1.	appointment or election of auditors;

2.	routine election or re-election of unopposed directors;

4.	issuance of additional shares for a stock split, to cover an acquisition, or new financing (a takeover defense will be analyzed on a case by case basis)

5.	name changes

6.	time and location of the annual meeting

B.	Compensation and Benefits

Philosophy: Due to recent corporate scandals and market volatility, shareholders increasingly have scrutinized the nature and amount of compensation paid by a company to its executive officer and other employees. NCG believes that because a company has exclusive knowledge of material information not available to shareholder regarding its business, financial condition, and prospects, the company itself usually is in the best position to make decisions about compensation and benefits. Accordingly, we generally vote with management on such matters. However, we may oppose management on a case-by-case basis if we believe a company’s compensation to be excessive or inconsistent with its peer companies’ compensation, compensation measures do not foster a long-term focus among its executive officers and other employees, or we believe a company has not met performance expectations.

1.	Incentive plans, restricted stock plans and bonus plans

2.	Executive pay limits

3.	Employee stock purchase or ownership plans;

4.	Say on pay

C.	Special Interest Issues

Philosophy: While there are many social, religious, political, and other special interest issues that are worthy of public attention, we believe that the burden of social responsibility rests with management. Because our primary responsibility in voting proxies is to provide for the greatest long-term shareholder value, we are generally opposed to special interest proposals that involve an economic cost to the company or that restrict the freedom of management to operate in the best interest of the company and its shareholders. Accordingly, we will vote with management’s recommendation on issues such as:

1.	restrictions on military contracting,

2.	restrictions on the marketing of controversial products,

3.	restrictions on corporate political activities,

4.	restrictions on charitable contributions,

5.	restrictions on doing business with foreign countries,

6.	a general policy regarding human rights,

7.	a general policy regarding employment practices,

8.	a general policy regarding animal rights,

9.	a general policy regarding nuclear power plants

D.	Issues Having the Potential for Major Economic Impact

Philosophy: NCG is not willing to vote with management on proposals that have the potential for major economic impact on the company and the long-term value of its shares. NCG believes the company should carefully analyze these issues. The following are examples of the issues that we believe have the potential for major economic impact on shareholder value:

1.	Prevention of Greenmail

2.	Cumulative Voting of Directors

3.	Super-Majority Provisions

4.	Fair Price Provisions

5.	Defensive Strategies

6.	Business Combinations or Restructuring

VI.	Proxy Voting For Securities Involved In Securities Lending

The Advisor cannot vote securities that are on loan with a third party borrower when the record date occurs.

VII.	Resolving Material Conflicts of Interest

NCG may address material conflicts between the Advisor’s interest and those of its advisory clients by using any of the following methods: (1) adopting a policy of disclosing the conflict to clients and obtaining their consent before voting; (2) basing the proxy vote on pre-determined voting guidelines if the application of the guidelines to the matter presented to clients involved little discretion on the part of the Advisors; or (3) utilizing the recommendations of an independent third party.

Presently, material conflicts of interest are minimized by a) using pre-determined voting guidelines, b) using the recommendations of an independent third party, and c) referring conflicts of interest to the Proxy Committee for decision.

VIII.	Proxy Voting Record Retention

NCG retains the following records: (1) proxy voting policies and procedures; (2) proxy statements; (3) records of votes cast on behalf of clients; (4) records of clients’ request for proxy voting information; and (5) any documents prepared by or on behalf of the Advisor that were material in making the decision on how to vote.

Instead of keeping its own files, the Advisor may rely on proxy statements filed on the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system. Also, the Advisor may rely on a third party for retention of proxy statements and records of votes cast.

The Advisor retains the above-mentioned records for a minimum of five years.

IX.	Disclosure of Proxy Voting Policy and Procedures and Voting Records

Investment Adviser Proxy Voting Disclosure Rules

The Advisor is required to disclose to clients how they can obtain information from the Advisor regarding how the clients’ securities were voted. In addition, the Advisor is required to provide clients with a copy of the Proxy Voting Policies and Procedures upon request.

EXHIBIT A

The Proxy Committee consists of the following members or their delegates:

•	Peter M. Capouch, Portfolio Manager

•	Kelly McNulty, Vice President (Voting Delegate)

Revised 03/08

APPENDIX F

Lord, Abbett & Co. LLC

PROXY VOTING POLICY AND GUIDELINES

LORD, ABBETT & CO. LLC

PROXY VOTING POLICIES AND PROCEDURES

Introduction

Under the Investment Advisers Act of 1940, as amended, Lord, Abbett & Co. LLC (“Lord Abbett” or “we”) acts as a fiduciary that owes each of its clients duties of care and loyalty with respect to all services undertaken on the client’s behalf, including proxy voting. This means that Lord Abbett is required to vote proxies in the manner we believe is in the best interests of each client, including the Lord Abbett Funds (the “Funds”) and their shareholders. We take a long-term perspective in investing our clients’ assets and employ the same perspective in voting proxies on their behalf. Accordingly, we tend to support proxy proposals that we believe are likely to maximize shareholder value over time, whether such proposals were initiated by a company or its shareholders.

Proxy Voting Process Overview

Lord Abbett has a Proxy Group within its Operations Department (the “Proxy Group”) that oversees proxy voting mechanics on a day-to-day basis and provides Lord Abbett’s Proxy Policy Committee (the “Proxy Policy Committee”) and Investment Department personnel with information regarding proxy voting. The Proxy Policy Committee consists of Lord Abbett’s Chief Investment Officer, Director of Domestic Equity Portfolio Management, Director of International Equity, Director of Research, and General Counsel. Voting decisions are made by the Investment Department in accordance with these policies and procedures and are carried out by the Proxy Group.

Lord Abbett has retained an independent third party service provider (the “Proxy Advisor”) to analyze proxy issues and recommend how to vote on those issues, and to provide assistance in the administration of the proxy process, including maintaining complete proxy voting records.1 While Lord Abbett takes into consideration the information and recommendations of the Proxy Advisor, Lord Abbett votes all proxies based on its own proxy voting policies, including Lord Abbett’s conclusions regarding the best interests of the Funds, their shareholders, and other advisory clients, rather than basing decisions solely on the Proxy Advisor’s recommendations.

Lord Abbett has implemented a three-pronged approach to the proxy voting process, which is described more fully below:

•

In cases where we deem any client’s position in a company to be material,[2] the relevant investment team is responsible for determining how to vote the security. Once a voting decision has been made, the investment team provides instructions to the Proxy Group, which is responsible for submitting Lord Abbett’s vote.

1	Lord Abbett currently retains Institutional Shareholder Services Inc. as the Proxy Advisor.

2	We presently consider a position in a particular company to be material if: (1) it represents more than 1% of any client’s portfolio holdings and all clients’ positions in the company together represent more than 1 % of the company’s outstanding shares; or (2) all clients’ positions in the company together represent more than 5% of the company’s outstanding shares. For purposes of determining materiality, we exclude shares held by clients with respect to which Lord Abbett does not have authority to vote proxies. We also exclude shares with respect to which Lord Abbett’s vote is restricted or limited due to super-voting share structures (where one class of shares has super-voting rights that effectively disenfranchise other classes of shares), vote limitation policies, and other similar measures. This definition of materiality is subject to change at our discretion.

•

In cases where we deem all clients’ positions in a company to be non-material, the Chief Administrative Officer for the Investment Department is responsible for determining how to vote the security. The Chief Administrative Officer may seek guidance from the relevant investment team, the Proxy Policy Committee or any of its members, the Proxy Advisor, or other sources to determine how to vote. Once a voting decision has been made, the Chief Administrative Officer provides instructions to the Proxy Group, which is responsible for submitting Lord Abbett’s vote.

•

Lord Abbett has identified certain types of proxy proposals that it considers purely administrative in nature and as to which it always will vote in the same manner. The Proxy Group is authorized to vote on such proposals without receiving instructions from the Investment Department, regardless of the materiality of any client’s position. Lord Abbett presently considers the following specific types of proposals to fall within this category: (1) proposals to change a company’s name, as to which Lord Abbett always votes in favor; (2) proposals regarding formalities of shareholder meetings (namely, changes to a meeting’s date, time, or location), as to which Lord Abbett always votes in favor; and (3) proposals to allow shareholders to transact other business at a meeting, as to which Lord Abbett always votes against.

When multiple investment teams manage one or more portfolios that hold the same voting security, the investment team that manages the largest number of shares of the security will be considered to have the dominant position and Lord Abbett will vote all shares on behalf of all clients that hold the security in accordance with the vote determined by the investment team with the dominant position.

Conflicts of Interest

Lord Abbett is an independent, privately held firm with a singular focus on the management of money. Although Lord Abbett does not face the conflicts of interest inherent in being part of a larger financial institution, conflicts of interest nevertheless may arise in the proxy voting process. Such a conflict may exist, for example, when a client’s account holds shares of a company that also is a client of Lord Abbett. We have adopted safeguards designed to ensure that conflicts of interests are identified and resolved in our clients’ best interests rather than our own. Generally, when a potential conflict of interest arises, Lord Abbett adheres to its voting guidelines on the issue or, if the guidelines do not address the particular issue, we would follow the Proxy Advisor’s recommendation.

Lord Abbett maintains a list of all publicly held companies for which one of the Funds’ independent directors/trustees also serves on the board of directors or is a nominee for election to the board of directors. If a Fund owns stock in such a company and if Lord Abbett decides not to follow the Proxy Advisor’s recommendation concerning a proxy proposal involving the company, Lord Abbett will notify the related Fund’s Proxy Committee33 and seek voting instructions from the Committee. In these instances, if applicable, the independent director/trustee will abstain from any discussions by the Fund’s Proxy Committee regarding the company.

Lord Abbett also maintains a list of all publicly held companies (including any subsidiaries of such companies) that have a significant business relationship with Lord Abbett. A “significant business relationship” for this purpose means: (1) a broker dealer firm that is responsible for one percent or more of the Funds’ total dollar amount of shares sold for the last 12 months; (2) a firm that is a sponsor firm with respect to Lord Abbett’s

3	The Boards of Directors and Trustees of the Funds have delegated oversight of proxy voting to separate Proxy Committees comprised solely of independent directors and/or trustees, as the case may be. Each Proxy Committee is responsible for, among other things: (1) monitoring Lord Abbett’s actions in voting securities owned by the related Fund; (2) evaluating Lord Abbett’s policies in voting securities; and (3) meeting with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest.

separately managed account business; (3) an institutional account client that has an investment management agreement with Lord Abbett; (4) an institutional investor that, to Lord Abbett’s knowledge, holds at least $5 million in shares of the Funds; and (5) a retirement plan client that, to Lord Abbett’s knowledge, has at least $5 million invested in the Funds. For proxy proposals involving such companies, Lord Abbett will notify the Funds’ Proxy Committees and seek voting instructions from the Committees only in those situations where Lord Abbett proposes not to follow the Proxy Advisor’s recommendations.

Proxy Voting Guidelines

A general summary of the guidelines that we normally follow in voting proxies appears below. These voting guidelines reflect our general views. We reserve the flexibility to vote in a manner contrary to our general views on particular issues if we believe doing so is in the best interests of our clients, including the Funds and their shareholders. Many different specific types of proposals may arise under the broad categories discussed below, and it is not possible to contemplate every issue on which we may be asked to vote. Accordingly, we will vote on proposals concerning issues not expressly covered by these guidelines based on the specific factors that we believe are relevant.

A.	Auditors — Auditors are responsible for examining, correcting, and verifying the accuracy of a company’s financial statements. Lord Abbett believes that companies normally are in the best position to select their auditors and, therefore, we generally support management’s recommendations concerning the ratification of the selection of auditors. However, we may evaluate such proposals on a case-by-case basis due to concerns about impaired independence, accounting irregularities, or failure of the auditors to act in shareholders’ best economic interests, among other factors we may deem relevant.

B.	Directors

1.	Election of directors — The board of directors of a company oversees all aspects of the company’s business. Companies and, under certain circumstances, their shareholders, may nominate directors for election by shareholders. Lord Abbett believes that the independent directors currently serving on a company’s board of directors (or a nominating committee comprised of such independent directors) generally are in the best position to identify qualified director nominees. Accordingly, we normally vote in accordance with management’s recommendations on the election of directors. In evaluating a director nominee’s candidacy, however, Lord Abbett may consider the following factors, among others: (1) the nominee’s experience, qualifications, attributes, and skills, as disclosed in the company’s proxy statement; (2) the composition of the board and its committees; (3) whether the nominee is independent of company management; (4) the nominee’s board meeting attendance; (5) the nominee’s history of representing shareholder interests on the company’s board or other boards; (6) the nominee’s investment in the company; (7) the company’s longterm performance relative to a market index; and (8) takeover activity. In evaluating a compensation committee nominee’s candidacy, Lord Abbett may consider additional factors including the nominee’s record on various compensation issues such as tax gross-ups, severance payments, options repricing, and pay for performance, although the nominee’s record as to any single compensation issue alone will not necessarily be determinative. Lord Abbett may withhold votes for some or all of a company’s director nominees on a case-by-case basis.

2.	Majority voting — Under a majority voting standard, director nominees must be elected by an affirmative majority of the votes cast at a meeting. Majority voting establishes a higher threshold for director election than plurality voting, in which nominees who receive the most votes are elected, regardless of how small the number of votes received is relative to the total number of shares voted. Lord Abbett generally supports proposals that seek to adopt a majority voting standard.

3.	Board classification — A “classified” or “staggered” board is a structure in which only a portion of a company’s board of directors (typically one-third) is elected each year. A company may employ such a structure to promote continuity of leadership and thwart takeover attempts. Lord Abbett generally votes against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by such a structure. In evaluating a classified board proposal, Lord Abbett may consider the following factors, among others: (1) the company’s long-term strategic plan; (2) the extent to which continuity of leadership is necessary to advance that plan; and (3) the need to guard against takeover attempts.

4.	Independent board and committee members — An independent director is one who serves on a company’s board but is not employed by the company or affiliated with it in any other capacity. While company boards may apply different standards in assessing director independence, including any applicable standards prescribed by stock exchanges and the federal securities laws, a director generally is determined to qualify as independent if the director does not have any material relationship with the company (either directly or indirectly) based on all relevant facts and circumstances. Material relationships can include employment, business, and familial relationships, among others. Lord Abbett believes that independent board and committee membership often helps to mitigate the inherent conflicts of interest that arise when a company’s executive officers also serve on its board and committees. Therefore, we generally support the election of board or committee nominees if such election would cause a majority of a company’s board or committee members to be independent. However, a nominee’s effect on the independent composition of the board or any committee is one of many factors Lord Abbett considers in voting on the nominee and will not necessarily be dispositive.

5.	Independent board chairman — Proponents of proposals to require independent board chairmen (formerly often referred to as “separation of chairman and chief executive officer” proposals) seek to enhance board accountability and mitigate a company’s risk-taking behavior by requiring that the role of the chairman of the company’s board of directors be filled by an independent director. We generally vote with management on proposals that call for independent board chairmen. We may vote in favor of such proposals on a case-by-case basis, despite management opposition, if we believe that a company’s governance structure does not promote independent oversight through other means, such as a lead director, a board composed of a majority of independent directors, and/or independent board committees. In evaluating independent chairman proposals, we will focus in particular on the presence of a lead director, which is an independent director designated by a board with a non-independent chairman to serve as the primary liaison between company management and the independent directors and act as the independent directors’ spokesperson.

C.	Compensation and Benefits

1.	General — In the wake of recent corporate scandals and market volatility, shareholders increasingly have scrutinized the nature and amount of compensation paid by a company to its executive officers and other employees. Lord Abbett believes that because a company has exclusive knowledge of material information not available to shareholders regarding its business, financial condition, and prospects, the company itself usually is in the best position to make decisions about compensation and benefits. Accordingly, we generally vote with management on such matters. However, we may oppose management on a case-by-case basis if we deem a company’s compensation to be excessive or inconsistent with its peer companies’ compensation, we believe a company’s compensation measures do not foster a long-term focus among its executive officers and other employees, or we believe a company has not met performance expectations, among other reasons. Discussed below are some specific types of compensation-related proposals that we may encounter.

2.

Incentive compensation plans — An incentive compensation plan rewards an executive’s performance through a combination of cash compensation and stock awards. Incentive compensation plans are designed to align an executive’s compensation with a company’s long-term performance. As noted above, Lord Abbett believes that management generally is in the best position to assess executive compensation levels and, therefore, generally votes with management on proposals relating to incentive compensation plans. In evaluating such a proposal, however, Lord Abbett may consider the following factors, among others: (1) the executive’s expertise and the value he or she brings to the company; (2) the company’s performance, particularly during the executive’s tenure; (3) the percentage of overall compensation that consists of stock; (4) whether and/or to what extent the incentive compensation plan has any potential to dilute the voting power or economic interests of other shareholders; (5) the features of the plan and costs associated with it; (6) whether the plan provides for repricing or replacement of underwater stock options; and (7) quantitative data from the Proxy Advisor regarding compensation ranges by industry and company size. We also scrutinize very closely the proposed repricing or replacement of underwater stock options, taking into consideration the stock’s volatility, management’s rationale for the repricing or replacement, the new exercise price, and any other factors we deem relevant.

3.	Say on pay — “Say on pay” proposals give shareholders a nonbinding vote on executive compensation. These proposals are designed to serve as a means of conveying to company management shareholder concerns, if any, about executive compensation. Lord Abbett believes that management generally is in the best position to assess executive compensation. Thus, we generally vote with management on say on pay proposals unless we believe that compensation has been excessive or direct feedback to management about compensation has not resulted in any changes. We also generally vote with management on proposals regarding the frequency of say on pay votes. However, any particular vote will be based on the specific facts and circumstances we deem relevant.

4.	Pay for performance — “Pay for performance” proposals are shareholder proposals that seek to achieve greater alignment between executive compensation and company performance. Shareholders initiating these proposals tend to focus on board compensation committees’ accountability, the use of independent compensation consultants, enhanced disclosure of compensation packages, and perquisites given to executives. Because Lord Abbett believes that management generally is in the best position to assess executive compensation, we generally follow management’s voting recommendations regarding pay for performance proposals. However, we may evaluate such proposals on a case-by-case basis if we believe a company’s longterm interests and its executives’ financial incentives are not properly aligned or if we question the methodology a company followed in setting executive compensation, among other reasons.

5.	Clawback provisions — A clawback provision allows a company to recoup or “claw back” incentive compensation paid to an executive if the company later determines that the executive did not actually meet applicable performance goals. For example, such provisions might be used when a company calculated an executive’s compensation based on materially inaccurate or fraudulent financial statements. Some clawback provisions are triggered only if the misalignment between compensation and performance is attributable to improper conduct on the part of the executive. Shareholder proponents of clawback proposals believe that they encourage executive accountability and mitigate a company’s risk-taking behavior. Because Lord Abbett believes that management generally is in the best position to assess executive compensation, we generally vote with management on clawback proposals. We may, however, evaluate such a proposal on a case-by-case basis due to concerns about the amount of compensation paid to the executive, the executive’s or the company’s performance, or accounting irregularities, among other factors we may deem relevant.

6.	Anti-gross-up policies — Tax “gross-ups” are payments by a company to an executive intended to reimburse some or all of the executive’s tax liability with respect to compensation, perquisites, and other benefits. Because the gross-up payment also is taxable, it typically is inflated to cover the amount of the tax liability and the gross-up payment itself. Critics of such payments argue that they often are not transparent to shareholders and can substantially enhance an executive’s overall compensation. Thus, shareholders increasingly are urging companies to establish policies prohibiting tax gross-ups. Lord Abbett generally favors adoption of anti-tax gross-up policies themselves, but will not automatically vote against a compensation committee nominee solely because the nominee approved a gross-up.

7.	Severance agreements and executive death benefits — Severance or so-called “golden parachute” payments sometimes are made to departing executives after termination or upon a company’s change in control. Similarly, companies sometimes make executive death benefit or so-called “golden coffin” payments to an executive’s estate. Both practices increasingly are coming under shareholder scrutiny. While we generally vote with management on compensation matters and acknowledge that companies may have contractual obligations to pay severance or executive death benefits, we scrutinize cases in which such benefits are especially lucrative or are granted despite the executive’s or the company’s poor performance, and may vote against management on a case-by-case basis as we deem appropriate. We also generally support proposals to require that companies submit severance agreements and executive death benefits for shareholder ratification.

8.	Executive pay limits — Lord Abbett believes that a company’s flexibility with regard to its compensation practices is critical to its ability to recruit, retain, and motivate key talent. Accordingly, we generally vote with management on shareholder proposals that seek to impose limits on executive compensation.

9.	Employee stock purchase plans — Employee stock purchase plans permit employees to purchase company stock at discounted prices and, under certain circumstances, receive favorable tax treatment when they sell the stock. Lord Abbett generally follows management’s voting recommendation concerning employee stock purchase plans, although we generally do not support plans that are dilutive.

D.	Corporate Matters

1.	Charter amendments — A company’s charter documents, which may consist of articles of incorporation or a declaration of trust and bylaws, govern the company’s organizational matters and affairs. Lord Abbett believes that management normally is in the best position to determine appropriate amendments to a company’s governing documents. Some charter amendment proposals involve routine matters, such as changing a company’s name or procedures relating to the conduct of shareholder meetings. Lord Abbett believes that such routine matters do not materially affect shareholder interests and, therefore, we vote with management with respect to them in all cases. Other types of charter amendments, however, are more substantive in nature and may impact shareholder interests. We consider such proposals on a case-bycase basis to the extent they are not explicitly covered by these guidelines.

2.	Changes to capital structure — A company may propose amendments to its charter documents to change the number of authorized shares or create new classes of stock. We generally support proposals to increase a company’s number of authorized shares when the company has articulated a clear and reasonable purpose for the increase (for example, to facilitate a stock split, merger, acquisition, or restructuring). However, we generally oppose share capital increases that would have a dilutive effect. We also generally oppose proposals to create a new class of stock with superior voting rights.

3.	Reincorporation — We generally follow management’s recommendation regarding proposals to change a company’s state of incorporation, although we consider the rationale for the reincorporation and the financial, legal, and corporate governance implications of the reincorporation. We will vote against reincorporation proposals that we believe contravene shareholders’ interests.

4.

Mergers, acquisitions, and restructurings — A merger or acquisition involves combining two distinct companies into a single corporate entity. A restructuring involves a significant change in a company’s legal, operational, or structural features. After these kinds of transactions are completed, shareholders typically will own stock in a company that differs from the company whose shares they initially purchased. Thus, Lord Abbett views the decision to approve or reject a potential merger, acquisition, or restructuring as being equivalent to an investment decision. In evaluating such a proposal, Lord Abbett may consider the following factors, among others: (1) the anticipated financial and operating benefits;

(2) the offer price; (3) the prospects of the resulting company; and (4) any expected changes in corporate governance and their impact on shareholder rights. We generally vote against management proposals to require a supermajority shareholder vote to approve mergers or other significant business combinations. We generally vote for shareholder proposals to lower supermajority vote requirements for mergers and acquisitions. We also generally vote against charter amendments that attempt to eliminate shareholder approval for acquisitions involving the issuance of more than 10% of a company’s voting stock.

E.	Anti-Takeover Issues and Shareholder Rights

1.	Proxy access — Proxy access proposals advocate permitting shareholders to have their nominees for election to a company’s board of directors included in the company’s proxy statement in opposition to the company’s own nominees. Recently adopted amendments to the U.S. Securities and Exchange Commission’s (the “SEC”) proxy rules allow shareholders or groups of shareholders satisfying certain stock ownership and other eligibility requirements to include their director nominees on a company’s proxy ballot under certain limited circumstances. Proxy access initiatives enable shareholders to nominate their own directors without incurring the often substantial cost of preparing and mailing a proxy statement, making it less expensive and easier for shareholders to challenge incumbent directors. Lord Abbett supports such measures so long as they comport with the requirements set forth in the SEC’s proxy rules. However, we generally will vote with management on proposals that seek to allow proxy access subject to less stringent requirements.

2.	Shareholder rights plans — Shareholder rights plans or “poison pills” are a mechanism of defending a company against takeover efforts. Poison pills allow current shareholders to purchase stock at discounted prices or redeem shares at a premium after a takeover, effectively making the company more expensive and less attractive to potential acquirers. Companies may employ other defensive tactics in combination with poison pills, such as golden parachutes that take effect upon a company’s change in control and therefore increase the cost of a takeover. Because poison pills can serve to entrench management and discourage takeover offers that may be attractive to shareholders, we generally vote in favor of proposals to eliminate poison pills and proposals to require that companies submit poison pills for shareholder ratification. In evaluating a poison pill proposal, however, Lord Abbett may consider the following factors, among others: (1) the duration of the poison pill; (2) whether we believe the poison pill facilitates a legitimate business strategy that is likely to enhance shareholder value; (3) our level of confidence in management; (4) whether we believe the poison pill will be used to force potential acquirers to negotiate with management and assure a degree of stability that will support good long-range corporate goals; and (5) the need to guard against takeover attempts.

3.	Chewable pill provisions — A “chewable pill” is a variant of the poison pill that mandates a shareholder vote in certain situations, preventing management from automatically discouraging takeover offers that may be attractive to shareholders. We generally support chewable pill provisions that balance management’s and shareholders’ interests by including: (1) a redemption clause allowing the board to rescind a pill after a potential acquirer’s holdings exceed the applicable ownership threshold; (2) no dead-hand or no-hand pills, which would allow the incumbent board and their approved successors to control the pill even after they have been voted out of office; (3) sunset provisions that allow shareholders to review and reaffirm or redeem a pill after a predetermined time frame; and (4) a qualifying offer clause, which gives shareholders the ability to redeem a poison pill when faced with a bona fide takeover offer.

4.	Anti-greenmail provisions — An anti-greenmail provision is a special charter provision that prohibits a company’s management from buying back shares at above market prices from potential acquirers without shareholder approval. We generally support such provisions, provided that they are not bundled with other measures that serve to entrench management or discourage attractive takeover offers.

5.	Fair price provisions — A fair price provision is a special charter provision that requires that all selling shareholders receive the same price from a buyer. Fair price provisions are designed to protect shareholders from inequitable two-tier stock acquisition offers in which some shareholders may be bought out on disadvantageous terms. We generally support such provisions, provided that they are not bundled with other measures that serve to entrench management or discourage attractive takeover offers.

6.	Rights to call special shareholder meetings — Proposals regarding rights to call special shareholder meetings normally seek approval of amendments to a company’s charter documents. Lord Abbett generally votes with management on proposals concerning rights to call special shareholder meetings. In evaluating such a proposal, Lord Abbett may consider the following factors, among others: (1) the stock ownership threshold required to call a special meeting; (2) the purposes for which shareholders may call a special meeting; (3) whether the company’s annual meetings offer an adequate forum in which shareholders may raise their concerns; and (4) the anticipated economic impact on the company of having to hold additional shareholder meetings.

7.	Supermajority vote requirements — A proposal that is subject to a supermajority vote must receive the support of more than a simple majority in order to pass. Supermajority vote requirements can have the effect of entrenching management by making it more difficult to effect change regarding a company and its corporate governance practices. Lord Abbett normally supports shareholders’ ability to approve or reject proposals based on a simple majority vote. Thus, we generally vote for proposals to remove supermajority vote requirements and against proposals to add them.

8.	Cumulative voting — Under cumulative or proportional voting, each shareholder is allotted a number of votes equal to the number of shares owned multiplied by the number of directors to be elected. This voting regime strengthens the voting power of minority shareholders because it enables shareholders to cast multiple votes for a single nominee. Lord Abbett believes that a shareholder or group of shareholders using this technique to elect a director may seek to have the director represent a narrow special interest rather than the interests of the broader shareholder population. Accordingly, we generally vote against cumulative voting proposals.

9.	Confidential voting — In a confidential voting system, all proxies, ballots, and voting tabulations that identify individual shareholders are kept confidential. An open voting system, by contrast, gives management the ability to identify shareholders who oppose its proposals. Lord Abbett believes that confidential voting allows shareholders to vote without fear of retribution or coercion based on their views. Thus, we generally support proposals that seek to preserve shareholders’ anonymity.

10.	Reimbursing proxy solicitation expenses — Lord Abbett generally votes with management on shareholder proposals to require a company to reimburse reasonable expenses incurred by one or more shareholders in a successful proxy contest, and may consider factors including whether the board has a plurality or majority vote standard for the election of directors, the percentage of directors to be elected in the contest, and shareholders’ ability to cumulate their votes for the directors.

11.	Transacting other business — Lord Abbett believes that proposals to allow shareholders to transact other business at a meeting deprive other shareholders of sufficient time and information to carefully evaluate the relevant business issues and determine how to vote with respect to them. Therefore, Lord Abbett always votes against such proposals.

F.	Social, Political, and Environmental Issues — Proposals relating to social, political, or environmental issues typically are initiated by shareholders and urge a company to disclose certain information or change certain business practices. Lord Abbett evaluates such proposals based on their effect on shareholder value rather than on their ideological merits. We generally follow management’s recommendation on social, political, and environmental proposals and tend to vote against proposals that are unduly burdensome or impose substantial costs on a company with no countervailing economic benefits to the company’s shareholders. Nonetheless, we pay particular attention to highly controversial issues, as well as instances where management has failed repeatedly to take corrective actions with respect to an issue.

G.	Share Blocking — Certain foreign countries impose share blocking restrictions that would prohibit Lord Abbett from trading a company’s stock during a specified period before the company’s shareholder meeting. Lord Abbett believes that in these situations, the benefit of maintaining liquidity during the share blocking period outweighs the benefit of exercising our right to vote. Therefore, it is Lord Abbett’s general policy to not vote securities in cases where share blocking restrictions apply.

Amended: March 10, 2011

APPENDIX G

WEDGE Capital Management L.L.P.

PROXY VOTING POLICY AND GUIDELINES

WEDGE Capital Management L.L.P.

Proxy Policy

Revised: March 2011

WEDGE Capital Management L.L.P. (“WEDGE”) established this policy to comply with Rule 206(4)-6 under the Investment Advisers Act of 1940 and, as a fiduciary to ERISA clients, proxy voting responsibilities promulgated by the Department of Labor. This policy applies to accounts in which WEDGE has voting authority. WEDGE’s authority to vote client proxies is established by an advisory contract or a comparable document.

Voting Guidelines

Traditional Products (SCP, MCP, LCP)

The analyst who recommends the security for the WEDGE portfolio has voting responsibility for that security. If the security is held in multiple traditional products, the analyst who holds the most shares in his or her portfolio is responsible for voting. Securities held in both a quantitative product and a traditional product are voted by the traditional portfolio analyst.

WEDGE casts votes in the best economic interest of shareholders. Therefore, the vote for each security held in a traditional product is cast on a case-by-case basis. Each analyst may conduct his or her own research and/or use the information provided by Glass Lewis & Co., LLC (“Glass Lewis”). (Glass Lewis provides proxy analyses containing research and objective vote recommendations on each proposal.) If an analyst chooses to vote against management’s recommended vote, a reason must be provided on the voting materials and recorded in the vote management software.

Votes should be cast either “For” or “Against.” In very limited instances an abstention may be appropriate; in which case, the analyst should document why he or she abstained. This will be documented in the vote management software by the proxy department.

Quantitative Products (MIC, QVM: Large Cap, QVM: Small-Mid)

WEDGE will generally vote securities held in products that are quantitative in nature in accordance with the Glass Lewis recommended vote. In instances where Glass Lewis votes against the management recommended vote, a reason must be recorded in the vote management software.

For securities that meet certain criteria, the analyst responsible for that product must vote the security. Generally, the criteria for these select securities are:

•	WEDGE clients hold greater than 1% of the outstanding shares of the security, OR

•	the position size of the security in the portfolio is greater than 1.5%.

Conflicts of Interest

All conflicts of interest are to be resolved in the best interest of our clients.

To alleviate potential conflicts of interest or the appearance of conflicts, WEDGE does not allow any associate or his or her spouse to sit on the board of directors of any public company without Management Committee approval, and all associates have to affirm quarterly that they are in compliance with this requirement.

All associates must adhere to the CFA Institute Code of Ethics and Standards of Professional Conduct, which requires specific disclosure of conflicts of interest and strict adherence to independence and objectivity standards. Situations that may create a conflict or the appearance of a conflict include but are not limited to the following:

1.	An analyst has a financial interest in the company or in a company which may be involved in a merger or acquisition with the company in question.

2.	An analyst has a personal relationship with someone (e.g. a close friend or family member) who is employed by the company in question or by a company which may be involved in a merger or acquisition with the company in question.

3.	The company in question is a client or prospective client of the firm.

If any of the three criteria listed above is met, or if the analyst feels a potential conflict of interest exists for any reason, he or she should complete a Potential Conflict of Interest Form (PCIF—Attachment A). The PCIF identifies the potential conflict of interest and is used to document the review of the vote.

For items 1 & 2 above, the voting analyst is required to consult with an analyst who does not have a potential conflict of interest. If the consulting analyst disagrees with the voting analyst’s vote recommendation, a Management Committee member must be consulted. For item 3 above (or any other potential conflict not identified above), two of the three Management Committee members must review and agree with the recommended vote. The completed PCIF is attached to the voting materials and reviewed by the proxy department for accurate completion prior to being recorded in the vote management software.

Due to the importance placed on Glass Lewis recommended votes, it is important that Glass Lewis has procedures in place to mitigate any potential conflicts of interest. The independence of Glass Lewis will be reviewed during each audit of the proxy process.

Proxy Voting Records

As required by Rule 204-2 under the Investment Advisers Act of 1940, WEDGE will maintain the following records:

•	The Proxy Policy

•	Record of each vote cast on behalf of WEDGE’s clients

•	Documents prepared by WEDGE that were material to making a proxy voting decision, including PCIFs

•	Each written client request for proxy voting records and WEDGE’s written response to any written or oral client request

Policy Disclosure

On an annual basis, WEDGE will send Form ADV Part II to all clients to disclose how they can obtain a copy of the Proxy Policy and/or information on how their securities were voted. Clients may request a copy of the Proxy Policy and voting decisions at any time by contacting WEDGE at the address below.

Attention: Proxy Request

WEDGE Capital Management L.L.P.

301 S. College Street, Suite 2920

Charlotte, NC 28202-6002

Via E-mail: proxy@wedgecapital.com

Review Procedures

Periodically, WEDGE will review proxy voting for compliance with this policy and determine if revisions to the policy are necessary.

APPENDIX H

RBC Global Asset Management (U.S.) Inc.

PROXY VOTING POLICY AND GUIDELINES

RBC Global Asset Management (U.S.) Inc.

Policies and Procedures with Respect to the Voting of Proxies

General

These policies and procedures describe the manner in which RBC Global Asset Management (U.S.) Inc. (“Adviser”) discharges its obligations to clients with respect to the voting of clients’ proxies.

These policies and procedures have been designed to ensure that the Adviser:

(a)	is acting with the appropriate level of care, skill, prudence and diligence; and

(b)	votes the proxies of its clients solely in their long-term best interests or, in the case of ERISA plans and public pension plans, in the long-term interests of their participants and beneficiaries and for the exclusive purpose of providing benefits to them.

Responsibility to Vote Proxies

RBC Funds

Although the Adviser acts as investment adviser to the RBC Funds (the “Funds”), it has not been granted discretion with respect to the voting of proxies on behalf of the Funds.

The RBC Funds Trust has adopted separate proxy voting policies, subject to oversight by the Funds’ Board of Trustees. Accordingly, the Adviser does not vote proxies on behalf of the Funds, nor does it oversee voting of the Funds.

Institutional Accounts

General

Where the Adviser has been engaged by an institutional client and provided with full discretion over the client’s assets, the Adviser votes proxies on behalf of the client unless the client has specifically instructed the Adviser not to do so, has reserved voting authority for itself or has delegated voting authority to a third party.

ERISA Accounts

The Adviser recognizes that, as an investment manager appointed to manage the accounts of ERISA plans, the United States Department of Labor takes the position that the Adviser has an obligation to vote proxies where (a) the client has specifically directed it to do so or (b) the client has not specifically directed it to do so, but also has not specifically precluded it from doing so.

Accordingly, ERISA accounts that wish to retain responsibility for proxy voting or to assign that responsibility to a different investment manager or proxy voting service must either their investment management agreement or investment policy statement that the Adviser is not responsible for voting proxies or otherwise indicate in writing to the Adviser that it is precluded from voting proxies.

Engagement of Proxy Research and Voting Services

Taft-Hartley Advisory Service

The Adviser has engaged Taft-Hartley Advisory Service of ISS, an MCSI brand (“T-HAS”) as its primary proxy research and voting service. T-HAS’ analysis of proxy issues and the matters it takes into consideration in making voting recommendations are consistent with the Adviser’s belief that proxies should be voted in shareholders’ long-term interests. The Adviser has instructed T-HAS to execute all proxies in accordance with its recommendation unless instructed otherwise by the Adviser.

The Adviser has satisfied itself that T-HAS has implemented adequate policies and procedures, including information barriers, to ensure that its staff involved in the preparation of proxy research and recommendations are independent of the clients for whom its sister division, ISS Corporate Services, Inc. (ICS), a subsidiary of MSCI, provides corporate governance advice and services to corporate issuers. Because of these measures, ISS can make recommendations for voting proxies in an impartial manner and in the best interests of the Adviser’s clients.

The engagement of T-HAS is not intended to be a delegation of the Adviser’s proxy voting responsibilities and does not relieve the Adviser of its fiduciary obligations to clients with respect to the voting of proxies. Accordingly, the Adviser retains the right to vote clients’ proxies in a manner that is different from what T-HAS recommends, where the Adviser believes that to do so would be in the client’s best interests and is not contrary to the terms of the investment management agreement.

Other Proxy Voting Services

When directed by a client to do so, the Adviser will engage on behalf of that client the basic proxy research and voting services of ISS’ Social Advisory Services (SAS).

Where a client, including an ERISA client, has directed the Adviser to use a proxy voting service other than T-HAS, the Adviser will not exercise any discretion to vote the client’s proxies in a manner different from what has been recommended by the client’s proxy voting service. The Adviser has no obligation to provide reporting to that proxy voting service.

Proxy Committee

The Adviser’s Proxy Committee (the “Committee”) includes the Director of Equities-U.S, appointed Committee Chairperson, the Chief Compliance Officer, the head of each equity team, the Proxy Administrator and Alternate Proxy Administrator and such other Adviser staff involved in the proxy voting process, as the other members of the Committee deem necessary or desirable. A Committee Chairperson will be appointed to ensure that the Committee meets on an as needed basis and to provide oversight and supervision of the proxy voting process. The Committee shall meet at least annually and minutes of the meetings shall be recorded.

The Proxy Committee is responsible for establishing, monitoring, and reviewing the Adviser’s policies and guidelines with respect proxy voting, but does not generally consider the manner in which specific proxies are or have been voted. The Proxy Committee shall consider the Adviser’s fiduciary responsibility to all clients when addressing proxy issues.

Oversight of T-HAS

The Proxy Committee will review the proxy voting policies and guidelines of T-HAS at least annually in order to satisfy itself that those guidelines and policies continue to reflect what the Adviser believes to be in the best interests of its clients and are consistent with the Adviser’s proxy voting guidelines. The Proxy Committee will also conduct an annual review of T-HAS’s specific voting recommendations for the previous year in order to satisfy itself that the recommendations are consistent with T-HAS’s written policies and guidelines.

The Chairperson, Proxy Administrator and the Chief Compliance Officer (or any other members of the Committee) will conduct an annual review of T-HAS’s policies regarding the management of T-HAS conflicts of interest, which may include a meeting or telephone interview with appropriate staff of T-HAS or ISS. The results of this review will be recorded and presented to the other members of the Committee.

Although the Adviser will normally accept T-HAS’s recommendations and vote clients’ proxies without any additional review or analysis, the Proxy Committee may, from time to time, direct that T-HAS’s recommendations with respect to particular types of proxy issues be reviewed on a case-by-case basis (a “Reviewable Issue”) by one or more of its members prior to submitting the Adviser’s voting instructions. The results of any such review will be recorded and presented to the Committee.

No Oversight of other Proxy Voting Services

The Adviser does not conduct reviews of the proxy voting policies and guidelines of any other proxy voting service, which it engages upon the direction of a client. The Adviser therefore will vote client securities in accordance with those services’ specific recommendations without any additional review or analysis.

Disclosure

The Adviser’s Form ADV Part II summarizes these proxy voting policies and procedures and provides contact information for obtaining copies of them.

Upon request, the Adviser will disclose to its clients how their proxies have been voted. All requests for information will be documented indicating the name of the requestor, the date of the request and the date the information was sent.

The Adviser provides each ERISA client for which it votes proxies a summary of the client’s proxy votes at least annually.

Procedural Issues

Setting an Account up for Voting

Upon entering into an agreement with a new client, the Adviser will determine whether proxy-voting services are requested by the client. The information is then recorded and a letter of instruction sent to the custodian to alert them of the address to send any paper ballots received on the client’s behalf. A copy of the same letter is then sent to T-HAS (or the proxy service selected by the client) for set-up on their systems.

Receipt of Meeting Notices

The Adviser relies on T-HAS’s voting agent services to notify it of upcoming shareholder meetings of companies whose shares are held in the Adviser client accounts. The Adviser uses this service for all client accounts, regardless of whether the account’s securities are voted in reliance on the T-HAS, general ISS or SAS proxy research.

T-HAS’s voting agent service tracks and reconciles the Adviser client holdings against incoming proxy ballots. If ballots do not arrive on time, T-HAS will obtain them from the appropriate custodian or proxy distribution agent.

T-HAS maintains a web-based application, through which it updates meeting and record date information daily. T-HAS also maintains copies of all proxy statements.

Vote Execution

The Proxy Committee will identify an employee of the Adviser to act as Proxy Administrator. The Proxy Committee will also identify an employee of the Adviser to act as the alternate Proxy Administrator.

The Proxy Administrator will be responsible for ensuring that the Adviser receives and submits proxy ballots on behalf of all clients.

If a Reviewable Issue has been identified by the portfolio manager, the Proxy Administrator will obtain a copy of T-HAS’s detailed research and provide it to the portfolio manager for their consideration, together with an indication of the date and time by which they must reply to the Proxy Administrator if they wish to vote differently than recommended by T-HAS. Should the relevant portfolio manager wish to vote differently than recommended by T-HAS, such difference should be noted and a request for a change to the expected vote sent to the Proxy Administrator. The Proxy Administrator should then inform the rest of the Committee of the request by e-mail. No meeting of the committee shall normally be necessary. Should any member of the committee object to the request, such objection should be made to the Chairperson who will determine whether a meeting is necessary. If the portfolio manager does not provide the Proxy Administrator with alternative voting instructions by the date indicated, the Proxy Administrator will submit voting instructions consistent with T-HAS’s recommendations.

With respect to clients who have elected to use the general ISS or SAS proxy research services, the Proxy Administrator will ensure that voting instructions are submitted consistent with the voting recommendations made by ISS or SAS without any additional review or analysis.

Recordkeeping

The Proxy Administrator, in concert with T-HAS (or any other proxy voting service engaged on behalf of a client), will ensure that all voting records, research analysis, client requests and other information shall be maintained in accordance with applicable books and records rules and regulations and in a manner that enables the Adviser to satisfy client requests for information under Rule 206(4)-6 under the Investment Advisers Act and under applicable ERISA provisions.

Business Owner

Proxy Administrator

Proxy Chairperson

Annual Review

At least annually, these policies and procedures will be reviewed for accuracy, and updated as needed.

Approval Date

Approved by the Operating Committee on July 1, 2005 Approved by the Operating Committee on December 16, 2009 Approved by the Proxy Committee on August 5, 2011

APPENDIX I

Urdang Securities Management, Inc.

PROXY VOTING POLICY AND GUIDELINES

1.	PROXY VOTING

1.1	Urdang Policy Regarding Proxy Voting

Recognizing the importance of informed and responsible proxy voting, Urdang Securities Management relies on RiskMetrics Group, formerly known as Institutional Shareholder Service (“ISS”), to provide proxy research, reporting and voting of proxies. Urdang subscribes to RiskMetrics’ general proxy policy plan. Urdang’s proxy voting policies and procedures are intended to give precedence to its clients’ best interests. Based on RiskMetrics’ research and guidance, generally all proposals assessed to positively impact shareholders will be voted by RiskMetrics in favor of and proposals that would appear to have adverse impact on shareholders will be voted against. In most cases USM will not override RiskMetrics recommendations and voting, but reserves the right to change that vote when an Urdang Portfolio Manager disagrees with a RiskMetrics recommendation and feels it is in the best interest of all clients to change the proxy vote.

In certain instances a conflict of interest may arise when USM votes a proxy. For example, USM, or one of its affiliates, may manage an issuer’s retirement plan or an employee of USM may have a business relationship that may affect how Urdang votes a proxy. Urdang believes that by engaging RiskMetrics, its adherence to these policies and procedures ensures that proxies will be voted in the best interest of the clients.

In situations where Urdang perceives a material conflict of the interest, the conflict is reported to the Chief Compliance Officer. It is expected that USM will abstain from making a vote decision and allow RiskMetrics to vote to mitigate the material conflict of interest.

An MSCI Brand

2012 U.S. Proxy Voting Concise Guidelines

December 20, 2011

Institutional Shareholder Services Inc.

Copyright © 2011 by ISS.

www.issgovernance.com

2012 U.S. Proxy Voting Concise Guidelines

The policies contained herein are a sampling of select, key proxy voting guidelines and are not exhaustive. A full listing of ISS’ 2012 proxy voting guidelines can be found at

http://www.issgovernance.com/files/2012USSummary Guidelines.pdf

Routine/Miscellaneous

Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

•	Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

•	Non-audit (“other”) fees >audit fees + audit-related fees + tax compliance/preparation fees

➢➢➢➢

Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be determined CASE-BY-CASE.

Four fundamental principles apply when determining votes on director nominees:

1.	Board Accountability

2.	Board Responsiveness

3.	Director Independence

4.	Director Competence

1.	Board Accountability

VOTE AGAINST4 or WITHHOLD from the entire board of directors (except new nominees5, who should be considered CASE-BY-CASE), for the following:

4	In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

5	A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

Problematic Takeover Defenses:

Classified Board Structure:

1.1.	The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election — any or all appropriate nominees (except new) may be held accountable;

Director Performance Evaluation:

1.2.	The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and five-year operational metrics. Problematic provisions include but are not limited to:

•	A classified board structure;

•	A supermajority vote requirement;

•	Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;

•	The inability of shareholders to call special meetings;

•	The inability of shareholders to act by written consent;

•	A dual-class structure; and/or

•	A non-shareholder-approved poison pill.

Poison Pills:

1.3.	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote WITHHOLD or AGAINST every year until this feature is removed;

1.4.	The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill. This policy applies to all companies adopting or renewing pills after the announcement of this policy (Nov 19, 2009);

1.5.	The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote CASE-BY-CASE on all nominees if:

1.6.	The board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:

•

The date of the pill’s adoption relative to the date of the next meeting of shareholders-i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

•	The issuer’s rationale;

•	The issuer’s governance structure and practices; and

•	The issuer’s track record of accountability to shareholders.

Problematic Audit-Related Practice

Generally, vote AGAINST or WITHHOLD from the members of the Audit Committee if:

1.7.	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);

1.8.	The company receives an adverse opinion on the company’s financial statements from its auditor; or

1.9.	There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-BY-CASE on members of the Audit Committee and/or the full board if:

1.10.	Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.

Problematic Compensation Practices/Pay for Performance Misalignment

In the absence of an Advisory Vote on Executive Compensation ballot item, or, in egregious situations, vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

1.11.	There is significant misalignment between CEO pay and company performance (pay for performance);

1.12.	The company maintains significant problematic pay practices;

1.13.	The board exhibits a significant level of poor communication and responsiveness to shareholders;

1.14.	The company fails to submit one-time transfers of stock options to a shareholder vote; or

1.15.	The company fails to fulfill the terms of a burn rate commitment made to shareholders

Vote CASE-BY-CASE on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:

1.16.	The company’s previous say-on-pay proposal received the support of less than 70 percent of votes cast, taking into account:

•	The company’s response, including:

•	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

•	Specific actions taken to address the issues that contributed to the low level of support;

•	Other recent compensation actions taken by the company;

•	Whether the issues raised are recurring or isolated;

•	The company’s ownership structure; and

•	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Governance Failures

Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:

1.17.	Material failures of governance, stewardship, risk oversight or fiduciary responsibilities at the company;

1.18.	Failure to replace management as appropriate; or

1.19.	Egregious actions related to the directors’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2.	Board Responsiveness

Vote AGAINST or WITHHOLD from the entire board of directors (except new nominees, who should be considered CASE-BY-CASE), if:

2.1.	The board failed to act on a shareholder proposal that received the support of a majority of the shares outstanding the previous year;

2.2.	The board failed to act on a shareholder proposal that received the support of a majority of shares cast in the last year and one of the two previous years;

2.3.	The board failed to act on takeover offers where the majority of the shares are tendered;

2.4.	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote; or

2.5.	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency.

Vote CASE-BY-CASE on the entire board if:

2.6.	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:

•	The board’s rationale for selecting a frequency that is different from the frequency that received a plurality;

•	The company’s ownership structure and vote results;

•	ISS’ analysis of whether there are compensation concerns or a history of problematic compensation practices; and

•	The previous year’s support level on the company’s say-on-pay proposal.

3.	Director Independence

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:

3.1.	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

3.2.	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

3.3.	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or

3.4.	Independent directors make up less than a majority of the directors.

4.	Director Competence

Attendance at Board and Committee Meetings:

VOTE AGAINST or WITHHOLD from the entire board of directors (except new nominees, who should be considered CASE-BY-CASE), if:

4.1.	The company’s proxy indicates that not all directors attended 75 percent of the aggregate board and committee meetings, but fails to provide the required disclosure of the names of the director(s) involved.

Generally vote AGAINST or WITHHOLD from individual directors who:

4.2.	Attend less than 75 percent of the board and committee meetings (with the exception of new nominees). Acceptable reasons for director(s) absences are generally limited to the following:

•	Medical issues/illness;

•	Family emergencies; and

•	Missing only one meeting.

These reasons for directors’ absences will only be considered by ISS if disclosed in the proxy or another SEC filing. If the disclosure is insufficient to determine whether a director attended at least 75 percent of board and committee meetings in aggregate, vote AGAINST or WITHHOLD from the director.

Overboarded Directors:

Vote AGAINST or WITHHOLD from individual directors who:

4.3.	Sit on more than six public company boards; or

4.4.	Are CEOs of public companies who sit on the boards of more than two public companies besides their own — withhold only at their outside boards.

➢➢➢➢

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background to the proxy contest;

•	Qualifications of director nominees (both slates);

•	Strategic plan of dissident slate and quality of critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates);

•	Stock ownership positions.

➢➢➢➢

Proxy Access

ISS supports proxy access as an important shareholder right, one that is complementary to other best-practice corporate governance features. However, in the absence of a uniform standard, proposals to enact proxy access may vary widely; as such, ISS is not setting forth specific parameters at this time and will take a case-by-case approach in evaluating these proposals.

Vote CASE-BY-CASE on proposals to enact proxy access, taking into account, among other factors:

•	Company-specific factors; and

•	Proposal-specific factors, including:

•	The ownership thresholds proposed in the resolution (i.e., percentage and duration);

•	The maximum proportion of directors that shareholders may nominate each year; and

•	The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations.

➢➢➢➢

Shareholder Rights & Defenses

Exclusive Venue

Vote CASE-BY-CASE on exclusive venue proposals, taking into account:

•	Whether the company has been materially harmed by shareholder litigation outside its jurisdiction of incorporation, based on disclosure in the company’s proxy statement; and

•	Whether the company has the following good governance features:

•	An annually elected board;

•	A majority vote standard in uncontested director elections; and

•	The absence of a poison pill, unless the pill was approved by shareholders.

➢➢➢➢

Poison Pills—Management Proposals to Ratify Poison Pill

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•	No lower than a 20% trigger, flip-in or flip-over;

•	A term of no more than three years;

•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

•

Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

➢➢➢➢

Poison Pills—Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

Vote AGAINST proposals to adopt a poison pill for the stated purpose of protecting a company’s net operating losses (“NOLs”) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

•	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);

•	The value of the NOLs;

•	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs;

•

The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•	Any other factors that may be applicable.

➢➢➢➢

Shareholder Ability to Act by Written Consent

Generally vote AGAINST management and shareholder proposals to restrict or prohibit shareholders’ ability to act by written consent.

Generally vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

•	Shareholders’ current right to act by written consent;

•	The consent threshold;

•	The inclusion of exclusionary or prohibitive language;

•	Investor ownership structure; and

•	Shareholder support of, and management’s response to, previous shareholder proposals.

Vote CASE-BY-CASE on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

•	An unfettered[6] right for shareholders to call special meetings at a 10 percent threshold;

•	A majority vote standard in uncontested director elections;

•	No non-shareholder-approved pill; and

•	An annually elected board.

➢➢➢➢

CAPITAL/RESTRUCTURING

Common Stock Authorization

Vote FOR proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

[6]

Unfettered” means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

Vote AGAINST proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:

•	The company’s use of authorized shares during the last three years

•	The Current Request:

•	Disclosure in the proxy statement of the specific purposes of the proposed increase;

•	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and

•

The dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns.

➢➢➢➢

Preferred Stock Authorization

Vote FOR proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:

•	The company’s use of authorized preferred shares during the last three years;

•	The Current Request:

•	Disclosure in the proxy statement of the specific purposes for the proposed increase;

•	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;

•

In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns; and

•	Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

➢➢➢➢

Dual Class Structure

Generally vote AGAINST proposals to create a new class of common stock unless:

•	The company discloses a compelling rationale for the dual-class capital structure, such as:

•	The company’s auditor has concluded that there is substantial doubt about the company’s ability to continue as a going concern; or

•	The new class of shares will be transitory;

•	The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and

•	The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

➢➢➢➢

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•

Valuation—Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•	Market reaction—How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•

Strategic rationale—Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•

Negotiations and process—Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•

Conflicts of interest—Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•

Governance—Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

➢➢➢➢

COMPENSATION

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.	Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

3.	Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.	Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.	Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation- Management Proposals (Management Say-on-Pay)

Vote CASE-BY-CASE on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote AGAINST Advisory Votes on Executive Compensation (Management Say-on-Pay – MSOP) if:

•	There is a significant misalignment between CEO pay and company performance (pay for performance);

•	The company maintains significant problematic pay practices;

•	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

•

There is no MSOP on the ballot, and an AGAINST vote on an MSOP is warranted due to pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

•	The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;

•	The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or

•	The situation is egregious.

Vote AGAINST an equity plan on the ballot if:

•	A pay for performance misalignment is found, and a significant portion of the CEO’s misaligned pay is attributed to non-performance-based equity awards, taking into consideration:

•	Magnitude of pay misalignment;

•	Contribution of non-performance-based equity grants to overall pay; and

•	The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer (NEO) level.

Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 index, this analysis considers the following:

1.	Peer Group[7] Alignment:

•	The degree of alignment between the company’s TSR rank and the CEO’s total pay rank within a peer group, as measured over one-year and three-year periods (weighted 40/60);

•	The multiple of the CEO’s total pay relative to the peer group median.

2.	Absolute Alignment: The absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years—i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of non-Russell 3000 index companies, misaligned pay and performance are otherwise suggested, analyze the following qualitative factors to determine how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

•	The ratio of performance- to time-based equity awards;

•	The ratio of performance-based compensation to overall compensation;

•	The completeness of disclosure and rigor of performance goals;

•	The company’s peer group benchmarking practices;

•	Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;

•	Special circumstances related to, for example, a new CEO in the prior fiscal year or anomalous equity grant practices (e.g., biennial awards); and

•	Any other factors deemed relevant.

Problematic Pay Practices

The focus is on executive compensation practices that contravene the global pay principles, including:

•	Problematic practices related to non-performance-based compensation elements;

•	Incentives that may motivate excessive risk-taking; and

•	Options Backdating.

[7]

The peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for financial firms), and GICS industry group, via a process designed to select peers that are closest to the subject company, and where the subject company is close to median in revenue/asset size. The relative alignment evaluation will consider the company’s rank for both pay and TSR within the peer group (for one- and three-year periods) and the CEO’s pay relative to the median pay level in the peer group.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated CASE-BY-CASE considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS’ Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

•	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

•	Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;

•	New or extended agreements that provide for:

•	CIC payments exceeding 3 times base salary and average/target/most recent bonus;

•	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers);

•	CIC payments with excise tax gross-ups (including “modified” gross-ups).

Incentives that may Motivate Excessive Risk-Taking

•	Multi-year guaranteed bonuses;

•	A single or common performance metric used for short- and long-term plans;

•	Lucrative severance packages;

•	High pay opportunities relative to industry peers;

•	Disproportionate supplemental pensions; or

•	Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

The following factors should be examined CASE-BY-CASE to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

•	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

•	Duration of options backdating;

•	Size of restatement due to options backdating;

•	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

•	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

Board Communications and Responsiveness

Consider the following factors CASE-BY-CASE when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

•	Failure to respond to majority-supported shareholder proposals on executive pay topics; or

•	Failure to adequately respond to the company’s previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:

•	The company’s response, including:

•	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

•	Specific actions taken to address the issues that contributed to the low level of support;

•	Other recent compensation actions taken by the company;

•	Whether the issues raised are recurring or isolated;

•	The company’s ownership structure; and

•	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

➢➢➢➢

Frequency of Advisory Vote on Executive Compensation (Management “Say on Pay”)

Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

➢➢➢➢

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

Vote CASE-BY-CASE on proposals to approve the company’s golden parachute compensation, consistent with ISS’ policies on problematic pay practices related to severance packages. Features that may lead to a vote AGAINST include:

•	Recently adopted or materially amended agreements that include excise tax gross-up provisions (since prior annual meeting);

•	Recently adopted or materially amended agreements that include modified single triggers (since prior annual meeting);

•

Single trigger payments that will happen immediately upon a change in control, including cash payment and such items as the acceleration of performance-based equity despite the failure to achieve performance measures;

•	Single-trigger vesting of equity based on a definition of change in control that requires only shareholder approval of the transaction (rather than consummation);

•	Potentially excessive severance payments;

•	Recent amendments or other changes that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders;

•

In the case of a substantial gross-up from pre-existing/grandfathered contract: the element that triggered the gross-up (i.e., option mega-grants at low point in stock price, unusual or outsized payments in cash or equity made or negotiated prior to the merger); or

•

The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote. ISS would view this as problematic from a corporate governance perspective.

In cases where the golden parachute vote is incorporated into a company’s separate advisory vote on compensation (“management “say on pay”), ISS will evaluate the “say on pay” proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

➢➢➢➢

Equity-Based and Other Incentive Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

•	The total cost of the company’s equity plans is unreasonable;

•	The plan expressly permits repricing;

•	A pay-for-performance misalignment is found;

•	The company’s three year burn rate exceeds the burn rate cap of its industry group;

•	The plan has a liberal change-of-control definition; or

•	The plan is a vehicle for problematic pay practices.

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Social/Environmental Issues

Overall Approach

When evaluating social and environmental shareholder proposals, ISS considers the following factors:

•	Whether adoption of the proposal is likely to enhance or protect shareholder value;

•	Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business as measured by sales, assets, and earnings;

•	The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

•	Whether the issues presented are more appropriately/effectively dealt with through governmental or company-specific action;

•	Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•	Whether the company’s analysis and voting recommendation to shareholders are persuasive;

•	What other companies have done in response to the issue addressed in the proposal;

•	Whether the proposal itself is well framed and the cost of preparing the report is reasonable;

•	Whether implementation of the proposal’s request would achieve the proposal’s objectives;

•	Whether the subject of the proposal is best left to the discretion of the board;

•	Whether the requested information is available to shareholders either from the company or from a publicly available source; and

•	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

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Political Spending & Lobbying Activities

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•	There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.

Vote AGAINST proposals to publish in newspapers and media the company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Generally vote FOR proposals requesting greater disclosure of a company’s political contributions and trade association spending policies and activities. However, the following will be considered:

•

The company’s current disclosure of policies and oversight mechanisms related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes, including information on the types of organizations supported and the business rationale for supporting these organizations; and

•	Recent significant controversies, fines, or litigation related to the company’s political contributions or political activities.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Vote CASE-BY-CASE on proposals requesting information on a company’s lobbying activities, including direct lobbying as well as grassroots lobbying activities, considering:

•	The company’s current disclosure of relevant policies and oversight mechanisms;

•	Recent significant controversies, fines, or litigation related to the company’s public policy activities; and

•	The impact that the policy issues may have on the company’s business operations.

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Hydraulic Fracturing

Generally vote FOR proposals requesting greater disclosure of a company’s (natural gas) hydraulic fracturing operations, including measures the company has taken to manage and mitigate the potential community and environmental impacts of those operations, considering:

•	The company’s current level of disclosure of relevant policies and oversight mechanisms;

•	The company’s current level of such disclosure relative to its industry peers;

•	Potential relevant local, state, or national regulatory developments; and

•	Controversies, fines, or litigation related to the company’s hydraulic fracturing operations.

➢➢➢➢

Disclosure/Disclaimer

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS FOR A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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APPENDIX J

Miller Tabak Asset Management, LLC

PROXY VOTING POLICY AND GUIDELINES

J-1

Voting and Tendering Shares; Proxy Voting Policy

Excerpt From:

MT ASSET MANAGEMENT, LLC

POLICIES AND PROCEDURES MANUAL

June 2008

V. ACCOUNT MANAGEMENT

G. Voting and Tendering Shares; Proxy Voting Policy

When the custodian of a client account notifies the Firm that it has received a proxy solicitation, or a tender or exchange offer, with respect to a security in the client’s portfolio, the manager for the account shall vote or determine whether to tender the shares, respectively, all in accordance with the terms of the client’s investment advisory contract. In such instances, the Firm will act in accordance with its fiduciary duties and with its client’s best interests in mind. The standard forms of Investment Management Agreement authorize the Firm to vote or tender shares on behalf of the client.

The Firm has adopted the following policies concerning proxies voted by the Firm on behalf of each investment advisory client who delegates voting authority to the Firm. The Firm believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. The Firm is committed to voting corporate proxies in the manner that it reasonably believes serves the best interest of its clients. The quality and depth of management is a primary factor that the Firm considers when investing in a company. As a result, the Firm gives substantial weight to the recommendation of management in proxy matters. However, the Firm will consider each proxy proposal on its merits, and will not follow management recommendations if the Firm reasonably believes those recommendations are not in the best interest of its clients. For example, the Firm generally does not vote in favor of proposals to raise barriers to shareholder action, create or increase poison pill provisions, create separate classes of stock with disparate voting rights or elect auditors if there is a question as to the auditors’ independence. Because the Firm considers each proxy proposal and the related corporate circumstances independently, it may vote differently with respect to similar proposals for different companies. The Firm recognizes that under certain circumstances it may have a material conflict of interest in voting proxies on behalf of its clients. Such circumstances may include situations where the Firm, its officers, directors or employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. In the event of a material conflict of interest, an independent third party proxy service provider will be engaged by the Firm to obtain a vote recommendation. The Firm will adopt the vote recommendation of the third party proxy service provider if the Firm reasonably believes that recommendation appears to be in the best interest or its clients. For each proxy, the Firm maintains all related records as required by applicable law.

J-2

APPENDIX K

TimesSquare Capital Management, LLC

PROXY VOTING POLICY AND GUIDELINES

Proxy Voting Policies and Procedures

1.	Compliance identifies those Clients for which TimesSquare has been instructed to vote proxies. Each client typically identifies in their investment management contract whether they would like to retain proxy voting authority or delegate that authority to TimesSquare. However, if requested, TimesSquare will also honor a client’s written direction on voting proxies. As described below, TimesSquare has developed pre-determined proxy voting guidelines that are executed by an independent, third party proxy voting service. Certain clients direct TimesSquare to vote proxies using pre-determined guidelines provided by organizations such as the AFL-CIO. TimesSquare coordinates the use of such guidelines with its third party proxy voting service.

2.	TimesSquare has a Proxy Voting Committee, which meets at least annually to review and consider the third party voting services performance and review potential changes to TimesSquare’s own policies. The Committee also meets on an as needed basis to review any material conflicts of interest or any special factors or circumstances that require the Committee’s review. The Committee will also periodically review a list of clients for which TimesSquare is not responsible to vote. The Proxy Voting Committee is comprised of the Chief Executive Officer, the SVP of Operations, and the Chief Compliance Officer.

3.	As noted above, TimesSquare has developed pre-determined proxy voting guidelines that are executed by an independent, third party proxy voting service. The pre-determined guidelines are developed through consultation with the key proxy voting decision makers, that is, equity analysts and portfolio managers, and are reviewed and approved annually by the Proxy Voting Committee.

To address potential material conflicts of interest between the interests of TimesSquare and its affiliates and the interests of TimesSquare’s clients, TimesSquare adheres to pre-determined proxy voting guidelines that are approved by the Proxy Voting Committee. Proposals to vote in a manner inconsistent with the pre-determined guidelines must be approved by the Proxy Voting Committee. The Guidelines are available from the Chief Compliance Officer.

4.	Proxy voting guidelines have been developed to protect/improve shareholder value through protection of shareholder rights, and prevention of excessive and unwarranted compensation for companies’ directors, management, and employees.

5.	Compliance is responsible for ensuring that all proxy ballots are voted, and are voted in accordance with policies and procedures described in this policy. The mechanics, administration and record keeping of proxy voting are handled by an independent, third party proxy voting service. All proxy materials are directed to an independent, third party proxy voting service by the portfolios’ custodians. The independent, third party proxy voting service votes proxies in accordance with voting guidelines and instructions provided or used by TimesSquare; reconciles all ballots held on record date to shares voted; and maintains records of, and upon request provides quarterly reports on, how each portfolio has voted its proxies.

6.	TimesSquare will make reasonable efforts to vote client proxies in accordance with the Proxy Voting Committee’s recommendation. TimesSquare will generally decline to vote a proxy if voting the proxy would cause a restriction to be placed on TimesSquare’s ability to trade securities held in client accounts in “share blocking” countries. Accordingly, TimesSquare may abstain from votes in a share blocking country in favor of preserving its ability to trade any particular security at any time.

7.	Using voting guidelines provided by TimesSquare, the independent, third party proxy voting service alerts Compliance of proxy ballot issues that are considered on a case-by-case basis. After consulting with equity analysts and portfolio managers, Compliance presents voting recommendations on such ballots to the Proxy Voting Committee, which reviews and approves/disapproves recommendations.

8.	Compliance is responsible for reporting exceptions and/or non-routine or new matters to the Proxy Voting Committee. Compliance also provides the Committee with reports that provide an overview of voting results.

9.	In the case of sub-advised accounts, TimesSquare shall, unless otherwise directed by the account, be responsible for voting proxies.

10.	Oversight

On a periodic basis, TimesSquare monitors the third party voting service to ensure that it continues to vote according to its guidelines and continues to monitor for any potential material conflicts of interest. TimesSquare will also periodically verify that the third party voting service is voting for those clients for which TimesSquare has communicated to the third party voting service that it has voting authority.

TimesSquare will also periodically conduct due diligence over the third party voting service’s operations, including evaluating any relationship the third party voting service has with issuers, reviewing the third party voting service’s conflict resolution procedures and otherwise reviewing it’s practices to ensure the integrity of the Proxy Voting process, and to ensure that TimesSquare has a thorough understanding of the third party voting service’s business.

On a periodic basis, TimesSquare will confirm that clients’ custodians are timely alerting the third party voting service when accounts are set up at the custodian for the third party voting service to begin voting TimesSquare’s clients’ securities and that they are forwarding all proxy material’s pertaining to the client’s portfolios to the third party voting service for execution.

11.	Clients may obtain information about how TimesSquare voted proxies for securities held in their account(s) by contacting TimesSquare.

12.	Upon request, TimesSquare will provide its clients with a description of TimesSquare’s proxy voting policy and procedures. In addition, TimesSquare also discloses information regarding its proxy voting procedures in its Form ADV Part II.

FORM N-1A

PART C. OTHER INFORMATION

To the Registration Statement of Managers Trust I (the “Registrant” or the “Trust”)

Item 28.	Exhibits.

(a)(1)	Declaration of Trust dated December 18, 1991. (iii)

(a)(2)	Amendment No. 1 to Declaration of Trust. (xviii)

(a)(3)	Amendment No. 2 to Declaration of Trust. (xviii)

(a)(4)	Amendment No. 3 to Declaration of Trust. (xviii)

(a)(5)	Amendment No. 4 to Declaration of Trust. (xviii)

(a)(6)	Amendment No. 5 to Declaration of Trust. (xviii)

(a)(7)	Amendment No. 6 to Declaration of Trust. (xviii)

(a)(8)	Amendment No. 7 to Declaration of Trust. (xviii)

(a)(9)	Amendment No. 8 to Declaration of Trust. (viii)

(a)(10)	Amendment No. 9 to Declaration of Trust. (ix)

(a)(11)	Amendment No. 10 to Declaration of Trust. (x)

(a)(12)	Amendment No. 11 to Declaration of Trust. (xvii)

(a)(13)	Amendment No. 12 to Declaration of Trust. (xviii)

(a)(14)	Amendment No. 13 to Declaration of Trust. (xx)

(a)(15)	Amendment No. 14 to Declaration of Trust. (xxiii)

(a)(16)	Amendment No. 15 to Declaration of Trust. (xxiv)

(a)(17)	Amendment No. 16 to Declaration of Trust. (xxv)

(a)(18)	Amendment No. 17 to Declaration of Trust. (xxvi)

(a)(19)	Amendment No. 18 to Declaration of Trust. (xxix)

(b)	Amended and Restated Bylaws of the Registrant. (xxii)

(c)	Instruments defining the rights of security holders with respect to Managers Trust I are contained in the Declaration of Trust (with subsequent amendments) and By-Laws that are incorporated by reference hereto.

(d)(1)	Investment Management Agreement between Managers Investment Group LLC (formerly, The Managers Funds LLC) (“Managers”) and Managers Trust I relating to Managers AMG FQ Tax-Managed U.S. Equity Fund (formerly First Quadrant Tax-Managed Equity Fund), dated as of July 31, 2003. (xvii)

(d)(2)	Form of Fund Management Agreement between Managers and Managers Trust I. (x)

(d)(3)	Form of Letter Agreement to Investment Management Agreement between Managers and Managers Trust I relating to Managers AMG FQ Global Alternatives Fund. (xvii)

(d)(4)	Letter Agreement to Investment Management Agreement between Managers and Managers Trust I relating to Managers AMG TSCM Growth Equity Fund. (xxvi)

(d)(5)	Letter Agreement to Fund Management Agreement between Managers and Managers Trust I relating to Managers Real Estate Securities Fund. (filed herewith)

(d)(6)	Form of Subadvisory Agreement between Managers and MT Asset Management, LLC, d/b/a Miller Tabak Asset Management with respect to Managers California Intermediate Tax-Free Fund. (xxii)

(d)(7)	Form of Subadvisory Agreement between Managers and First Quadrant, L.P. with respect to Managers AMG FQ Tax-Managed U.S. Equity Fund, Managers AMG FQ Global Essentials Fund (formerly Managers Fremont Global Fund), Managers AMG FQ U.S. Equity Fund and Managers AMG FQ Global Alternatives Fund. (x)

(d)(8)	Form of Subadvisory Agreement between Managers and Pacific Investment Management Company, LLC with respect to Managers PIMCO Bond Fund (formerly Managers Fremont Bond Fund). (x)

(d)(9)	Subadvisory Agreement between Managers and Frontier Capital Management Co., LLC with respect to Managers Frontier Small Cap Growth Fund (formerly Managers Small Cap Fund). (xxiv)

(d)(10)	Form of Subadvisory Agreement between Managers and Urdang Securities Management, Inc. with respect to Managers Real Estate Securities Fund. (x)

(d)(11)	Form of Subadvisory Agreement between Managers and Next Century Growth Investors LLC with respect to Managers Micro-Cap Fund (formerly Managers Fremont Micro-Cap Fund). (xx)

(d)(12)	Form of Subadvisory Agreement between Managers and Lord, Abbett & Co., LLC with respect to Managers Micro-Cap Fund (formerly Managers Fremont Micro-Cap Fund). (xx)

(d)(13)	Form of Subadvisory Agreement between Managers and WEDGE Capital Management L.L.P. with respect to Managers Micro-Cap Fund (formerly Managers Fremont Micro-Cap Fund). (xx)

(d)(14)	Subadvisory Agreement between Managers and RBC Global Asset Management (U.S.) Inc. (formerly Voyageur Asset Management Inc.) with respect to Managers Micro-Cap Fund (formerly Managers Fremont Micro-Cap Fund). (xxv)

(d)(15)	Form of Subadvisory Agreement between Managers and TimesSquare Capital Management, LLC with respect to Managers AMG TSCM Growth Equity Fund. (xxvi)

(d)(16)	Letter Agreement to Subadvisory Agreement between Managers and Urdang Securities Management, Inc. with respect to Managers Real Estate Securities Fund. (filed herewith)

(e)(1)	Form of Distribution Agreement between Managers Distributors, Inc. and Managers Trust I, on behalf of each of its series, dated December 5, 2009. (xxv)

(i) Appendix A dated May 4, 2010 to the Distribution Agreement. (xxvi)
(f)	Not Applicable.

(g)(1)	Custody Agreement between The Bank of New York and Managers Trust I dated August 5, 2002. (xviii)

(g)(2)	Foreign Custody Manager Agreement between Managers Trust I, on behalf of each of its series, and the Bank of New York. (filed herewith)

(h)(1)	Form of Expense Limitation and Recoupment Agreement between Managers and Managers Trust I. (x)

(h)(2)	Expense Limitation and Recoupment Agreement between Managers and Managers Trust I with respect to Managers AMG FQ Global Alternatives Fund. (filed herewith)

(h)(3)	Expense Limitation and Recoupment Agreement between Managers and Managers Trust I with respect to Managers Frontier Small Cap Growth Fund. (filed herewith)

(h)(4)	Expense Limitation and Recoupment Agreement between Managers and Managers Trust I with respect to Managers AMG FQ Tax-Managed U.S. Equity Fund. (filed herewith)

(h)(5)	Expense Limitation and Recoupment Agreement between Managers and Managers Trust I with respect to Managers Micro-Cap Fund. (xxix)

(h)(6)	Expense Limitation and Recoupment Agreement between Managers and Managers Trust I with respect to Managers PIMCO Bond Fund. (filed herewith)

(h)(7)	Expense Limitation and Recoupment Agreement between Managers and Managers Trust I with respect to Managers AMG FQ U.S. Equity Fund. (filed herewith)

(h)(8)	Expense Limitation and Recoupment Agreement between Managers and Managers Trust I with respect to Managers AMG FQ Global Essentials Fund. (filed herewith)

(h)(9)	Expense Limitation and Recoupment Agreement between Managers and Managers Trust I with respect to Managers AMG TSCM Growth Equity Fund. (filed herewith)

(h)(10)	Expense Limitation and Recoupment Agreement between Managers and Managers Trust I with respect to Managers California Intermediate Tax-Free Fund. (filed herewith)

(h)(11)	Expense Limitation and Recoupment Agreement between Managers and Mangers Trust I with respect to Managers Real Estate Securities Fund. (filed herewith)

(h)(12)	Form of Administration and Shareholder Servicing Agreement between Managers and Managers Trust I with respect to Managers AMG FQ Global Essentials Fund, Managers AMG FQ U.S. Equity Fund, Managers Micro-Cap Fund (formerly Managers Fremont Micro-Cap Fund), Managers Real Estate Securities Fund, Managers PIMCO Bond Fund (formerly Managers Fremont Bond Fund) and Managers California Intermediate Tax-Free Fund. (x)

(h)(13)	Form of Administration and Shareholder Servicing Agreement between Managers and Managers Trust I with respect to Managers AMG FQ Global Alternatives Fund. (xvii)

(h)(14)	Administration and Shareholder Servicing Agreement between Managers and Managers Trust I with respect to Managers AMG TSCM Growth Equity Fund. (xxvi)

(h)(15)	Form of Transfer Agency Services Agreement between Managers Trust I and BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global Investment Servicing (U.S.) Inc.) (“BNY”). (xiii)

(h)(16)	Amendment to Transfer Agency Services Agreement between the Registrant and BNY dated January 1, 2008. (xxv)

(i)(1)	Opinion and consent of Goodwin Procter LLP with respect to legality of securities being registered. (i)

(i)(2)	Opinion and consent of Goodwin Procter LLP with respect to legality of securities being registered of Managers AMG FQ Tax-Managed U.S. Equity Fund (formerly, First Quadrant Tax-Managed Equity Fund). (ix)

(i)(3)	Opinion and Consent of Goodwin Procter LLP with respect to shares of Managers AMG FQ Global Essentials Fund (formerly Managers Fremont Global Fund), Managers Frontier Small Cap Growth Fund (formerly Managers Small Cap Fund), Managers Micro-Cap Fund (formerly Managers Fremont Micro-Cap Fund), Managers Real Estate Securities Fund, Managers PIMCO Bond Fund (formerly Managers Fremont Bond Fund), Managers AMG FQ U.S. Equity Fund and Managers California Intermediate Tax-Free Fund. (xiii)

(i)(4)	Opinion and Consent of Ropes & Gray LLP with respect to Managers AMG FQ Global Alternatives Fund. (xviii)

(i)(5)	Opinion and Consent of Ropes & Gray LLP with respect to Managers AMG TSCM Growth Equity Fund. (xxvi)

(j)	Consent of PricewaterhouseCoopers LLP. (filed herewith)

(j)(2)	Power of Attorney for the Trustees and Certain Officers of the Registrant. (xxviii)

(k)	Not applicable.

(l)	Initial Capital Agreements. (i)

(m)(1)	Amended and Restated Plan of Distribution dated as of June 23, 2011 adopted pursuant to Rule 12b-1 with respect to Managers AMG FQ Tax-Managed U.S. Equity Fund, Managers AMG FQ U.S. Equity Fund, Managers AMG FQ Global Alternatives Fund, Managers AMG FQ Global Essentials Fund, Managers Frontier Small Cap Growth Fund, Managers AMG TSCM Growth Equity Fund and Managers Micro-Cap Fund. (xxix)

(n)(1)	Amended and Restated Multiple Class Expense Allocation Plan adopted pursuant to Rule 18f-3 dated as of June 23, 2011 with respect to Managers AMG FQ Global Alternatives Fund, Managers AMG FQ Tax-Managed U.S. Equity Fund, Managers AMG FQ U.S. Equity Fund, Managers AMG FQ Global Essentials Fund, Managers Frontier Small Cap Growth Fund, Managers AMG TSCM Growth Equity Fund and Managers Micro-Cap Fund. (xxix)

(p)(1)	Code of Ethics of Managers Trust I. (xvi)

(p)(2)	Code of Ethics of Managers and Managers Distributors, Inc. (xviii)

(p)(3)	Code of Ethics of MT Asset Management, LLC, d/b/a Miller Tabak Asset Management. (xxii)

(p)(4)	Code of Ethics of First Quadrant, L.P. (xxx)

(p)(5)	Code of Ethics of Pacific Investment Management Company, LLC. (xx)

(p)(6)	Code of Ethics of Frontier Capital Management Co., LLC. (filed herewith)

(p)(7)	Code of Ethics of Urdang Securities Management, Inc. (xvi)

(p)(8)	Code of Ethics of Next Century Growth Investors LLC. (xxvii)

(p)(9)	Code of Ethics of Lord, Abbett & Co., LLC. (filed herewith)

(p)(10)	Code of Ethics of WEDGE Capital Management L.L.P. (filed herewith)

(p)(11)	Code of Ethics of RBC Global Asset Management (U.S.) Inc. (filed herewith)

(p)(12)	Code of Ethics of TimesSquare Capital Management, LLC. (filed herewith)

(i)	Filed as an exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 033-44909, 811-6520 (filed April 14, 1992).
(ii)	Filed as an exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 033-44909; 811-6520 (filed August 1, 1995).
(iii)	Filed as an exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 033-44909; 811-6520 (filed July 31, 1998).
(iv)	Filed as an exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 033-44909; 811-6520 (filed August 1, 2000).
(v)	Filed as an exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 033-44909; 811-6520 (filed August 1, 2001).
(vi)	Filed as an exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 033-44909; 811-6520 (filed May 30, 2003).
(vii)	Filed as an exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 033-44909; 811-6520 (filed July 31, 2003).
(viii)	Filed as an Exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 033-44909; 811-6520 (filed December 31, 2003).
(ix)	Filed as an Exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 033-44909; 811-6520 (filed March 1, 2004).
(x)	Filed as an Exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 033-44909; 811-6520 (filed July 29, 2004).

(xi)	Filed as an Exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 033-44909; 811-6520 (filed December 30, 2004).
(xii)	Filed as an Exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 033-44909; 811-6520 (filed January 6, 2005).
(xiii)	Filed as an Exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 033-44909; 811-6520 (filed January 18, 2005).
(xiv)	Filed as an Exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 033-44909; 811-6520 (filed March 1, 2005).
(xv)	Intentionally omitted.
(xvi)	Filed as an Exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 033-44909; 811-06520 (filed December 29, 2005).
(xvii)	Filed as an Exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 033-44909; 811-06520 (filed March 1, 2006)
(xviii)	Filed as an Exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 033-44909; 811-06520 (filed February 28, 2007)
(xix)	Filed as an Exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 033-44909; 811-06520 (filed December 28, 2007)
(xx)	Filed as an Exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 033-44909; 811-06520 (filed February 28, 2008)
(xxi)	Intentionally omitted.
(xxii)	Filed as an Exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 033-44909; 811-06520 (filed February 27, 2009)
(xxiii)	Filed as an Exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 033-44909; 811-06520 (filed October 2, 2009)
(xxiv)	Filed as an Exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 033-44909; 811-06520 (filed December 18, 2009)
(xxv)	Filed as an Exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 033-44909; 811-06520 (filed February 26, 2010)
(xxvi)	Filed as an Exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 033-44909; 811-06520 (filed July 23, 2010)
(xxvii)	Filed as an Exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 033-44909; 811-06520 (filed February 28, 2011)
(xxviii)	Filed as an Exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 033-44909; 811-06520 (filed July 19, 2011)
(xxix)	Filed as an Exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 033-44909; 811-06520 (filed September 22, 2011)
(xxx)	Filed as an Exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 033-44909; 811-06520 (filed December 30, 2011)

Item 29.	Persons Controlled by or Under Common Control with Registrant.

None.

Item 30.	Indemnification.

Under Article VIII of the Registrant’s Agreement and Declaration of Trust, any present or former Trustee or Officer shall be indemnified to the fullest extent permitted by law against all liabilities and expenses reasonably incurred or paid by him/her in connection with any claim, action, suit or proceeding in which he/she became involved as a party or otherwise by virtue of being or having been a Trustee or Officer and against amounts paid or incurred in the settlement thereof. No indemnification, however, shall be provided to a Trustee or Officer: (1) that has been finally adjudicated in any such action suit or other proceeding to be liable to the Trust or the Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his/her office; and (2) in the event of a settlement or other disposition not involving a final adjudication as provided in (1) above resulting in a payment by a Trustee of Officer, unless there has been a determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that such Trustee or Officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office by either: (i) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or (ii) independent legal counsel in a written opinion. For purposes of this paragraph, a Disinterested Trustee is one who is neither an “Interested Person”, nor involved in the claim, action, suit or proceeding.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Act”), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission (“SEC”), such indemnification is against public policy as expressed in the Act, and is therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, an officer or a controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, Officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Each disinterested Trustee has entered into an indemnity agreement with the Adviser whereby the Adviser Indemnifies each disinterested Trustee against defense costs in connection with a civil claim which involves the Trustee by virtue of his position with the fund.

Reference is made to the Distribution Agreement with Managers Distributors, Inc. and any amendments thereto attached as Exhibit (e)(1), which is incorporated herein by reference, and discusses the rights, responsibilities and limitations with respect to indemnity and contribution.

Item 31.	Business and Other Connections of Investment Adviser.

Managers, a registered investment adviser, serves as investment adviser to the Trust. Managers is a subsidiary of Affiliated Managers Group, Inc. (“AMG”) and a wholly owned subsidiary serves as its managing member. Managers serves as an investment adviser to and distributor of shares of investment companies registered under the Investment Company Act of 1940 and to various separate accounts. Managers also provides non-discretionary back office, trading execution and support, administrative and/or marketing services to affiliated entities in connection with such entities’ provision of advisory services to or through various investment products and programs. The business and other connections of the officers and directors of Managers are listed in Schedules A and D of its Form ADV as currently on file with the SEC, the text of which Schedules are hereby incorporated herein by reference. The file number of Managers Form ADV is 801-56365.

Managers has hired one or more Subadvisors for each series of the Trust. The business and other connections of the officers and directors of the Subadvisor are listed in their respective Schedules A and D of their Forms ADV as currently on file with the SEC, the text of which schedules are hereby incorporated herein by reference. The file numbers of said Forms ADV are listed below.

Subadvisor	File Number	Funds
MT Asset Management, LLC	801-69239	Managers California Intermediate Tax-Free Fund

First Quadrant, L.P.	801-51748	Managers AMG FQ Tax-Managed U.S. Equity Fund; Managers AMG FQ Global Essentials Fund; Managers AMG FQ U.S. Equity Fund; Managers AMG FQ Global Alternatives Fund

Lord, Abbett & Co., LLC	801-6997	Managers Micro-Cap Fund

Next Century Growth Investors LLC	801-56049	Managers Micro-Cap Fund

Pacific Investment Management Company, LLC	801-48187	Managers PIMCO Bond Fund

Frontier Capital Management Co., LLC	801-15724	Managers Frontier Small Cap Growth Fund

Urdang Securities Management, Inc.	801-51733	Managers Real Estate Securities Fund

WEDGE Capital Management L.L.P.	801-29479	Managers Micro-Cap Fund

RBC Global Asset Management (U.S.) Inc.	801-20303	Managers Micro-Cap Fund

TimesSquare Capital Management, LLC	801-63492	Managers AMG TSCM Growth Equity Fund

Item 32.	Principal Underwriters.

(a)	Managers Distributors, Inc. acts as principal underwriter for the Registrant. Managers Distributors, Inc. also acts as principal underwriter for Managers AMG Funds, The Managers Funds, and Managers Trust II.

(b)	The following information relates to the directors, officers and partners of Managers Distributors, Inc.:

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Fund
Jeffrey S. Murphy c/o Affiliated Managers Group, Inc. 600 Hale Street Prides Crossing, MA 01965	Director	None

Dean A. Maines c/o Affiliated Managers Group, Inc. 600 Hale Street Prides Crossing, MA 01965	Director	None

John Kingston, III c/o Affiliated Managers Group, Inc. 600 Hale Street Prides Crossing, MA 01965	Director and Secretary	None

Keitha L. Kinne c/o Managers Investment Group LLC 800 Connecticut Avenue Norwalk, Connecticut 06854	President	President, Principal Executive Officer, and Chief Operating Officer

Donald S. Rumery c/o Managers Investment Group LLC 800 Connecticut Avenue Norwalk, Connecticut 06854	Treasurer and Chief Financial Officer	Treasurer, Chief Financial Officer, and Principal Financial Officer

Patrick Spellman c/o Affiliated Managers Group, Inc. 600 Hale Street Prides Crossing, MA 01965	Chief Compliance Officer	None

(c)	Not applicable.

Item 33.	Location of Accounts and Records.

The accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder will be kept by the Registrant and each Subadvisor at the following offices:

(1)	At the offices of the Registrant at 800 Connecticut Avenue, Norwalk, Connecticut 06854 and at the offices of the Custodian, The Bank of New York Mellon, 2 Hanson Place, Brooklyn, New York, New York 11217 and at the offices of BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

(2)	MT Asset Management, LLC, 331 Madison Avenue, New York, New York 10017.

(3)	First Quadrant, L.P., 800 East Colorado Blvd, Suite 900, Pasadena, California 91101.

(4)	Lord, Abbett & Co. LLC, 90 Hudson Street, Jersey City, New Jersey 07302.

(5)	Next Century Growth Investors LLC, 5500 Wayzata Blvd, Suite 1275, Minneapolis, Minnesota 55416.

(6)	Pacific Investment Management Company, LLC, 840 Newport Center Drive, Suite 100, Newport Beach, California 92660.

(7)	Frontier Capital Management Co., LLC, 99 Summer Street, Boston, Massachusetts 02110.

(8)	Urdang Securities Management, Inc., 630 West Germantown Pike, Suite 300, Plymouth Meeting, Pennsylvania 19462.

(9)	WEDGE Capital Management L.L.P., 301 South College Street, Suite 2920, Charlotte, North Carolina 28202.

(10)	RBC Global Asset Management (U.S.) Inc., 100 South Fifth Street, Suite 2300, Minneapolis, Minnesota 55402.

(11)	TimesSquare Capital Management, LLC, 1177 Avenue of the Americas, 39th Floor, New York, New York 10036.

Item 34.	Management Services.

Not applicable.

Item 35.	Undertakings.

(a)	The Registrant previously has undertaken to promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any trustee or trustees when requested in writing to do so by the record holders of not less than 10 percent of the Registrant’s outstanding shares and to assist its shareholders in accordance with the requirements of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

(b)	The Registrant hereby undertakes to furnish to each person to whom a prospectus is delivered a copy of the Registrant’s latest annual report to shareholders upon request and without charge.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, each as amended, Managers Trust I certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Norwalk and State of Connecticut, on the 28th day of February, 2012.

MANAGERS TRUST I

By:	/s/ Donald S. Rumery
Donald S. Rumery
Treasurer, Chief Financial Officer, and
Principal Financial Officer

Pursuant to the requirements of the Securities Act, this amendment to the registration statement has been signed below by the following persons in the capacities and on the date indicated:

Signature	Title	Date

/s/ Jack W. Aber* Jack W. Aber	Trustee	February 28, 2012

/s/ Christine C. Carsman* Christine C. Carsman	Trustee	February 28, 2012

/s/ William E. Chapman, II* William E. Chapman, II	Trustee	February 28, 2012

/s/ Edward J. Kaier* Edward J. Kaier	Trustee	February 28, 2012

/s/ Steven J. Paggioli* Steven J. Paggioli	Trustee	February 28, 2012

/s/ Eric Rakowski* Eric Rakowski	Trustee	February 28, 2012

/s/ Thomas R. Schneeweis* Thomas R. Schneeweis	Trustee	February 28, 2012

/s/ Keitha L. Kinne Keitha L. Kinne	President and Principal Executive Officer (Principal Executive Officer)	February 28, 2012

/s/ Donald S. Rumery Donald S. Rumery	Treasurer, Chief Financial Officer, and Principal Financial Officer (Principal Accounting Officer) (Principal Financial Officer)	February 28, 2012

*By:	/s/ Donald S. Rumery
Donald S. Rumery
Pursuant to Powers of Attorney incorporated herein by reference
Date: February 28, 2012

MANAGERS TRUST I

EXHIBIT INDEX

Exhibit No.	Description

(d)(5)	Letter Agreement to Fund Management Agreement between Managers and Managers Trust I relating to Managers Real Estate Securities Fund.

(d)(16)	Letter Agreement to Subadvisory Agreement between Managers and Urdang Securities Management, Inc. with respect to Managers Real Estate Securities Fund.

(g)(2)	Foreign Custody Manager Agreement between Managers Trust I, on behalf of each of its series, and the Bank of New York.

(h)(2)	Expense Limitation and Recoupment Agreement between Managers and Managers Trust I with respect to Managers AMG FQ Global Alternatives Fund.

(h)(3)	Expense Limitation and Recoupment Agreement between Managers and Managers Trust I with respect to Managers Frontier Small Cap Growth Fund.

(h)(4)	Expense Limitation and Recoupment Agreement between Managers and Managers Trust I with respect to Managers AMG FQ Tax-Managed U.S. Equity Fund.

(h)(6)	Expense Limitation and Recoupment Agreement between Managers and Managers Trust I with respect to Managers PIMCO Bond Fund.

(h)(7)	Expense Limitation and Recoupment Agreement between Managers and Managers Trust I with respect to Managers AMG FQ U.S. Equity Fund.

(h)(8)	Expense Limitation and Recoupment Agreement between Managers and Managers Trust I with respect to Managers AMG FQ Global Essentials Fund.

(h)(9)	Expense Limitation and Recoupment Agreement between Managers and Managers Trust I with respect to Managers AMG TSCM Growth Equity Fund.

(h)(10)	Expense Limitation and Recoupment Agreement between Managers and Managers Trust I with respect to Managers California Intermediate Tax-Free Fund.

(h)(11)	Expense Limitation and Recoupment Agreement between Managers and Mangers Trust I with respect to Managers Real Estate Securities Fund.

(j)	Consent of PricewaterhouseCoopers LLP.

(p)(6)	Code of Ethics of Frontier Capital Management Co., LLC.

(p)(9)	Code of Ethics of Lord, Abbett & Co., LLC.

(p)(10)	Code of Ethics of WEDGE Capital Management L.L.P.

(p)(11)	Code of Ethics of RBC Global Asset Management (U.S.) Inc.

(p)(12)	Code of Ethics of TimesSquare Capital Management, LLC.